FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-228597-03

October 21, 2019

Free Writing Prospectus

Structural and Collateral Term Sheet

$936,873,165

(Approximate Initial Mortgage Pool Balance)

$785,539,000

(Offered Certificates)

Citigroup Commercial Mortgage Trust 2019-GC43

As Issuing Entity

Citigroup Commercial Mortgage Securities Inc.

As Depositor

Commercial Mortgage Pass-Through Certificates, Series 2019-GC43

Citi Real Estate Funding Inc.

Goldman Sachs Mortgage Company

As Sponsors and Mortgage Loan Sellers

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Citigroup	Goldman Sachs & Co. LLC

Co-Lead Managers and Joint Bookrunners

Academy Securities Inc.	Deutsche Bank Securities Inc.	Drexel Hamilton
Co-Managers

CERTIFICATE SUMMARY

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus, dated on or about October 21, 2019, included as part of our registration statement (SEC File No. 333-228597) (the “Preliminary Prospectus”). The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including, without limitation, a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc. or Drexel Hamilton, LLC. This Term Sheet is subject to change.

For information regarding certain risks associated with an investment in this transaction, refer to “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity of, the aggregate amount and timing of distributions on and the market value of the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

The securities offered by these materials are being offered when, as and if issued. This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

The issuing entity will be relying on an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity and Other Aspects of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

CERTIFICATE SUMMARY

OFFERED CERTIFICATES
Offered Classes	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class A-1	AAA(sf) / AAAsf / AAA(sf)	$8,955,000		30.000%	%	(6)	2.97	12/19–10/24
Class A-2	AAA(sf) / AAAsf / AAA(sf)	$41,294,000		30.000%	%	(6)	4.91	10/24–10/24
Class A-3	AAA(sf) / AAAsf / AAA(sf)	(7)		30.000%	%	(6)	(7)	(7)
Class A-4	AAA(sf) / AAAsf / AAA(sf)	(7)		30.000%	%	(6)	(7)	(7)
Class A-AB	AAA(sf) / AAAsf / AAA(sf)	$13,585,000		30.000%	%	(6)	7.40	10/24–7/29
Class X-A	AA+(sf) / AAAsf / AAA(sf)	$685,233,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class A-S	AA+(sf) / AAAsf / AAA(sf)	$54,097,000		24.000%	%	(6)	9.91	10/29–10/29
Class B	NR / AA-sf / AA-(sf)	$57,479,000		17.625%	%	(6)	9.91	10/29–10/29
Class C	NR / A-sf / A-(sf)	$42,827,000		12.875%	%	(6)	9.97	10/29–11/29

NON-OFFERED CERTIFICATES(10)
Non-Offered Classes	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass-Through Rate(4)	Pass-Through Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Class X-B	NR / A-sf / AAA(sf)	$100,306,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-D	NR / BBB-sf / BBB-(sf)	$47,335,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-F	NR / BB+sf /NR	$15,778,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class X-G	NR / BB-sf / NR	$11,271,000	(8)	N/A	%	Variable IO(9)	N/A	N/A
Class D	NR / BBBsf / BBB(sf)	$27,048,000		9.875%	%	(6)	9.99	11/29–11/29
Class E	NR / BBB-sf / BBB-(sf)	$20,287,000		7.625%	%	(6)	9.99	11/29–11/29
Class F	NR / BB+sf / NR	$15,778,000		5.875%	%	(6)	9.99	11/29–11/29
Class G	NR / BB-sf / NR	$11,271,000		4.625%	%	(6)	9.99	11/29–11/29
Class J-RR(11)	NR / B-sf / NR	$9,016,000		3.625%	%	(6)	9.99	11/29–11/29
Class K-RR(11)	NR / NR / NR	$32,684,165		0.000%	%	(6)	9.99	11/29–11/29
Class R(12)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

NON-OFFERED VERTICAL RISK RETENTION INTEREST(10)

Non-Offered Eligible Vertical Interest	Expected Ratings (S&P / Fitch / KBRA)(1)	Approximate Initial Combined VRR Interest Balance(2)	Approximate Initial Credit Support(3)	Initial Effective Interest Rate(4)	Effective Interest Rate Description	Expected Wtd. Avg. Life (Yrs)(5)	Expected Principal Window(5)
Combined VRR Interest(13)	NR / NR / NR	$35,250,000	N/A(14)%		(15)	9.50	12/19–11/29

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings shown are those of S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“S&P”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency Inc. (“KBRA”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. S&P, Fitch and KBRA have informed us that the “sf” designation in the ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related rating agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the rating agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

(2)	Approximate, subject to a variance of plus or minus 5% and further subject to any additional variance described in the footnotes below. In addition, the notional amounts of the Class X-A, Class X-B, Class X-D, Class X-F and Class X-G certificates (collectively, the “Class X Certificates”) may vary depending upon the final pricing of the classes of Principal Balance Certificates (as defined in footnote (14) below) whose certificate balances comprise such notional amounts, and, if as a result of such pricing (a) the pass-through rate of any class of Class X Certificates would be equal to zero at all times, such class of Class X Certificates will not be issued on the closing date of this securitization or (b) the pass-through rate of any class of Principal Balance Certificates whose certificate balance comprises such notional amount is at all times equal to the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, the certificate balance of such class of Principal Balance Certificates may not be part of, and there would be a corresponding reduction in, such notional amount of the related class of Class X Certificates.

(3)	“Approximate Initial Credit Support” means, with respect to any Class of Non-Vertically Retained Principal Balance Certificates (as defined in footnote (6) below), the quotient, expressed as a percentage, of (i) the aggregate of the initial certificate balances of all classes of Non-Vertically Retained Principal Balance Certificates, if any, junior to such class of Non-Vertically Retained Principal Balance Certificates, divided by (ii) the aggregate of the initial certificate balances of all classes of Non-Vertically Retained Principal Balance Certificates. The approximate initial credit support percentages shown in the table above do not take into account the Combined VRR Interest (as defined in footnote (13) below).The approximate initial credit support percentages set forth for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates are represented in the aggregate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

(4)	Approximate per annum rate as of the Closing Date.

(5)	Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus.

(6)	For any distribution date, the pass-through rate for each class of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G, Class J-RR and Class K-RR certificates (collectively, the “Non-Vertically Retained Principal Balance Certificates”, and collectively with the Class X Certificates and the Class R certificates, the “Non-Vertically Retained Certificates”, and collectively with the Class VRR certificates, the “certificates”) will generally be equal to one of (i) a fixed per annum rate, (ii) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, (iii) a rate equal to the lesser of a specified per annum rate and the weighted average rate described in clause (ii), or (iv) the weighted average rate described in clause (ii) less a specified percentage, but no less than 0.000%. The Non-Vertically Retained Certificates, other than the Class R certificates, are collectively referred to in this prospectus as the “Non-Vertically Retained Regular Certificates”. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.

(7)	The exact initial certificate balances of the Class A-3 and Class A-4 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balances and weighted average lives of the Class A-3 and Class A-4 certificates are expected to be within the applicable ranges reflected in the following chart. The aggregate initial certificate balance of the Class A-3 and Class A-4 certificates is expected to be approximately $567,302,000, subject to a variance of plus or minus 5%.

Class of Certificates	Expected Range of Initial Certificate Balance	Expected Range of Weighted Avg. Life (Yrs)	Expected Range of Principal Window
Class A-3	$100,000,000 – $270,000,000	9.66 – 9.70	7/29-7/29 – 7/29-8/29

Class A-4	$297,302,000 – $467,302,000	9.80 – 9.85	8/29- 0/29 – 7/29-10/29

(8)	The Class X Certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of Class X Certificates at the related pass-through rate based upon the related notional amount. The notional amount of each class of the Class X Certificates will be equal to the certificate balance or the aggregate of the certificate balances, as applicable, from time to time of the class or classes of the Non-Vertically Retained Principal Balance Certificates identified in the same row as such class of Class X Certificates in the chart below (as to such class of Class X Certificates, the “Corresponding Principal Balance Certificates”):

Class of Class X Certificates	Class(es) of Corresponding Principal Balance Certificates
Class X-A	Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S
Class X-B	Class B and Class C
Class X-D	Class D and Class E
Class X-F	Class F
Class X-G	Class G

(9)	The pass-through rate for each class of Class X Certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the pass-through rate (or, if applicable, the weighted average of the pass-through rates) of the class or classes of Corresponding Principal Balance Certificates as in effect from time to time, as described in the Preliminary Prospectus. See “Description of the Certificates—Distributions—Pass-Through Rates” in the Preliminary Prospectus.

(10)	Not offered by this Term Sheet.

(11)	In partial satisfaction of the risk retention obligations of Citi Real Estate Funding Inc. (“CREFI”) (as “retaining sponsor” with respect to this securitization transaction), all of the Class J-RR and Class K-RR certificates (collectively, the “HRR Certificates”), with an aggregate fair value expected to represent at least 1.2587% of the fair value, as of the closing date for this securitization transaction, of all of the “ABS interests” (i.e. all of the certificates (other than the Class R certificates) and the Uncertificated VRR Interest) issued by the issuing entity, will collectively constitute an “eligible horizontal residual interest” that is to be purchased and retained by RREF III-D AIV RR, LLC, a Delaware limited liability company, in accordance with the credit risk retention rules applicable to this securitization transaction. “Retaining sponsor,” “ABS interests” and “eligible horizontal residual interest” are as such terms are defined in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus.

(12)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

(13)	In partial satisfaction of CREFI’s remaining risk retention obligations as retaining sponsor for this securitization transaction, CREFI is expected to acquire (or cause one or more other retaining parties to acquire) from the depositor, on the closing date for this transaction, portions of an “eligible vertical interest” in the form of a “single vertical security” with an initial principal balance of approximately $35,250,000 (the “Combined VRR Interest”), which is expected to represent approximately 3.7625% of all of the “ABS interests” (i.e. of the sum of the aggregate initial certificate balance of all of the certificates (other than the Class R certificates) and the initial principal balance of the Uncertificated VRR Interest) issued by the issuing entity on the closing date for this transaction, subject to any variation in the initial principal balance of the Combined VRR Interest following calculation of the actual fair value of the HRR Certificates, all of the other classes of certificates (other than the Class R certificates) and the Uncertificated VRR Interest, as described under “Credit Risk Retention” in the Preliminary Prospectus. The Combined VRR Interest will consist of the “Uncertificated VRR Interest” and the “Class VRR Certificates” (each as defined under “Credit Risk Retention” in the Preliminary Prospectus). The Combined VRR Interest will be retained by certain retaining parties in accordance with the credit risk retention rules applicable to this securitization transaction. “Eligible vertical interest,” “single vertical security” and “ABS interests” are as such terms are defined in Regulation RR. See “Credit Risk Retention” in the Preliminary Prospectus. The Combined VRR Interest is not offered hereby.

(14)	Although the approximate initial credit support percentages shown in the table above with respect to the Non-Vertically Retained Principal Balance Certificates do not take into account the Combined VRR Interest, losses incurred on the mortgage loans will be allocated between the Combined VRR Interest, on the one hand, and the Non-Vertically Retained Principal Balance Certificates, on the other hand, pro rata in accordance with the principal balance of the Combined VRR Interest and the aggregate outstanding certificate balance of the Non-Vertically Retained Principal Balance Certificates. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus. The Class VRR Certificates and the Non-Vertically Retained Principal Balance Certificates are collectively referred to in this prospectus as the “Principal Balance Certificates”.

(15)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the Combined VRR Interest will be the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$936,873,165
Number of Mortgage Loans	34
Number of Mortgaged Properties	75
Average Cut-off Date Balance	$27,555,093
Weighted Average Mortgage Rate	3.63792%
Weighted Average Remaining Term to Maturity/ARD (months)	115
Weighted Average Remaining Amortization Term (months)(3)	359
Weighted Average Cut-off Date LTV Ratio(4)	61.6%
Weighted Average Maturity Date/ARD LTV Ratio(4)	60.0%
Weighted Average UW NCF DSCR(5)	2.47x
Weighted Average Debt Yield on Underwritten NOI(6)	10.0%
% of Initial Pool Balance of Mortgage Loans that are Amortizing Balloon	7.1%
% of Initial Pool Balance of Mortgage Loans that are Interest Only then Amortizing Balloon	8.1%
% of Initial Pool Balance of Mortgage Loans that are Interest Only	84.7%
% of Initial Pool Balance of Mortgaged Properties with Single Tenants	45.1%
% of Initial Pool Balance of Mortgage Loans with Mezzanine Debt	0.0%
% of Initial Pool Balance of Mortgage Loans with Subordinate Debt	16.5%

(1)	The Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR, Debt Yield on Underwritten NOI and Cut-off Date Balance Per SF / Unit / Room information for each mortgage loan is presented in this Term Sheet (i) if such mortgage loan is part of a loan combination (as defined under “Collateral Overview—Loan Combination Summary” below), based on both that mortgage loan and any related pari passu companion loan(s) but, unless otherwise specifically indicated, without regard to any related subordinate companion loan(s), and (ii) unless otherwise specifically indicated, without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.
(2)	Subject to a permitted variance of plus or minus 5%.
(3)	Excludes mortgage loans that are interest-only for the entire term.
(4)	The Cut-off Date LTV Ratios and Maturity Date/ARD LTV Ratios presented in this Term Sheet are generally based on the “as-is” appraised values of the related mortgaged properties (as set forth on Annex A to the Preliminary Prospectus), provided that such LTV ratios may be calculated based on (a) (i) “as-stabilized” or similar values in certain cases where the completion of certain hypothetical conditions or other events at the property are assumed and/or where reserves have been established at origination to satisfy the applicable condition or event that is expected to occur, or (ii) the “as-is” appraised value for a portfolio of mortgaged properties may include a premium relating to the valuation of the portfolio of mortgaged properties as a whole rather than as the sum of individually valued mortgaged properties, or (b) the Cut-off Date Balance or Balloon Balance, as applicable, in each case as further described in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and “Maturity Date/ARD LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.
(5)	The UW NCF DSCR for each mortgage loan is generally calculated by dividing the UW NCF for the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment due.
(6)	The Debt Yield on Underwritten NOI for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is generally calculated as the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

KEY FEATURES OF THE CERTIFICATES

Co-Lead Managers and Joint Bookrunners:	Citigroup Global Markets Inc. Goldman Sachs & Co. LLC

Co-Managers:	Deutsche Bank Securities Inc. Academy Securities Inc. Drexel Hamilton, LLC

Depositor:	Citigroup Commercial Mortgage Securities Inc.

Initial Pool Balance:	$936,873,165

Master Servicer:	Wells Fargo Bank, National Association

Special Servicer:	Rialto Capital Advisors, LLC

Certificate Administrator:	Citibank, N.A.

Trustee:	Wilmington Trust, National Association

Operating Advisor:	Park Bridge Lender Services LLC

Asset Representations Reviewer:	Park Bridge Lender Services LLC

Risk Retention Consultation Parties:	Citi Real Estate Funding Inc. and Goldman Sachs Mortgage Company

Credit Risk Retention:	For a discussion on the manner in which the U.S. credit risk retention requirements are being satisfied by Citi Real Estate Funding Inc., as retaining sponsor, see “Credit Risk Retention” in the Preliminary Prospectus. Note that this securitization transaction is not structured to satisfy the EU risk retention and due diligence requirements.

Closing Date:	On or about November 13, 2019

Cut-off Date:	With respect to each mortgage loan, the due date in November 2019 for that mortgage loan (or, in the case of any mortgage loan that has its first due date subsequent to November 2019, the date that would have been its due date in November 2019 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month)

Determination Date:	The 6th day of each month or next business day, commencing in December 2019

Distribution Date:	The 4th business day after the Determination Date, commencing in December 2019

Interest Accrual:	Preceding calendar month

ERISA Eligible:	The offered certificates are expected to be ERISA eligible, subject to the exemption conditions described in the Preliminary Prospectus

SMMEA Eligible:	No

Payment Structure:	Sequential Pay

Day Count:	30/360

Tax Structure:	REMIC

Rated Final Distribution Date:	November 2052

Cleanup Call:	1.0%

Minimum Denominations:	$10,000 minimum for the offered certificates (other than the Class X-A certificates); $1,000,000 minimum for the Class X-A certificates; and integral multiples of $1 thereafter for all the offered certificates

Delivery:	Book-entry through DTC

Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

TRANSACTION HIGHLIGHTS

■	$785,539,000 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 34 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $936,873,165 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $27,555,093 and are secured by 75 mortgaged properties located throughout 28 states.

—	LTV: 61.6% weighted average Cut-off Date LTV Ratio

—	DSCR: 2.47x weighted average Underwritten Debt Service Coverage Ratio

—	Debt Yield: 10.0% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-AB

■	Loan Structural Features:

—	Amortization: 15.3% of the mortgage loans by Initial Pool Balance have scheduled amortization:

–	7.1% of the mortgage loans by Initial Pool Balance have amortization for the entire term with a balloon payment due at maturity

–	8.1% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

—	Hard Lockboxes: 66.3% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 98.7% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than (i) a 1.15x coverage or (ii) a 6.0% debt yield, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 25 mortgage loans representing 56.7% of the Initial Pool Balance

–	Insurance: 13 mortgage loans representing 25.8% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 28 mortgage loans representing 70.4% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 15 mortgage loans representing 53.9% of the portion of the Initial Pool Balance that is secured by office, retail, mixed use and industrial properties and one multifamily property with a commercial tenant.

—	Predominantly Defeasance Mortgage Loans: 57.2% of the mortgage loans by Initial Pool Balance permit defeasance only after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 51.3% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Retail: 21.7% of the mortgaged properties by allocated Initial Pool Balance are retail properties (12.5% are anchored retail properties)

—	Mixed Use: 8.7% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

—	Multifamily: 6.4% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Industrial: 6.1% of the mortgaged properties by allocated Initial Pool Balance are industrial properties

■	Geographic Diversity: The 75 mortgaged properties are located throughout 28 states, with only 3 states having greater than 10.0% of the allocated Initial Pool Balance: Texas (20.2%), California (16.9%) and New York (15.7%).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW

Mortgage Loans by Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	17	53	$574,363,165	61.3%
Citi Real Estate Funding Inc.	17	22	362,510,000	38.7
Total	34	75	$936,873,165	100.0%

Ten Largest Mortgage Loans(1)(2)

#	Mortgage Loan Name	Loan Seller	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size (SF)	Cut-off Date Balance Per SF	UW NCF DSCR		UW NOI Debt Yield	Cut-off Date LTV Ratio(3)
1	30 Hudson Yards	GSMC	$84,400,000	9.0%	Office	1,463,234	$765	3.45	x	10.9%	50.9%
2	Kawa Mixed-Use Portfolio II	CREFI	$78,000,000	8.3	Various	439,375	$178	2.70	x	9.9%	64.5%
3	California Office Portfolio	CREFI	$78,000,000	8.3	Office	227,772	$342	1.93	x	8.5%	64.1%
4	USAA Office Portfolio	GSMC	$75,000,000	8.0	Office	881,490	$275	2.84	x	9.8%	63.8%
5	Grand Canal Shoppes	GSMC	$70,384,615	7.5	Retail	759,891	$1,000	2.46	x	9.6%	46.3%
6	Millennium Park Plaza	GSMC	$60,000,000	6.4	Mixed Use	560,083	$375	2.01	x	7.5%	65.8%
7	Connection Park	CREFI	$51,350,000	5.5	Office	282,438	$182	2.46	x	9.9%	65.0%
8	Midland Office Portfolio	GSMC	$49,363,948	5.3	Office	699,584	$99	2.11	x	12.6%	62.8%
9	U.S. Industrial Portfolio V	GSMC	$47,558,000	5.1	Industrial	3,585,623	$36	2.49	x	10.3%	64.4%
10	The Promenade at Sacramento	CREFI	$37,500,000	4.0	Retail	283,341	$132	2.61	x	11.3%	66.9%
	Top 10 Total / Wtd. Avg.		$631,556,563	67.4%				2.54	x	9.9%	60.7%
	Remaining Total / Wtd. Avg.		$305,316,602	32.6				2.32	x	10.1%	63.5%
	Total / Wtd. Avg.		$936,873,165	100.0%				2.47	x	10.0%	61.6%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.
(2)	With respect to each mortgage loan that is part of a loan combination (as identified under “Collateral Overview—Loan Combination Summary” below), the Cut-off Date Balance Per SF, UW NCF DSCR, UW NOI Debt Yield and Cut-off Date LTV Ratio are calculated based on both that mortgage loan and any related pari passu companion loan(s), but without regard to any related subordinate companion loan(s) or other indebtedness.
(3)	With respect to certain of the mortgage loans identified above, the Cut-off Date LTV Ratios have been calculated using “as-stabilized”, “portfolio premium” or similar hypothetical values. Such mortgage loans are identified under the definitions of “Appraised Value” set forth under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Loan Combination Summary

Mortgage Loan Name(1)	Mortgage Loan Cut-off Date Balance	Mortgage Loan as Approx. % of Initial Pool Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Loan Combination Cut-off Date Balance	Controlling Pooling/Trust and Servicing Agreement (“Controlling PSA”)(2)	Master Servicer / Outside Servicer	Special Servicer / Outside Special Servicer
30 Hudson Yards	$84,400,000	9.0%	$1,035,600,000	$310,000,000	$1,430,000,000	HY 2019-30HY	Wells Fargo	Situs
USAA Office Portfolio	$75,000,000	8.0%	$167,400,000	—	$242,400,000	CGCMT 2019-GC41	Midland	Rialto
Grand Canal Shoppes	$70,384,615	7.5%	$689,615,385	$215,000,000	$975,000,000	MSC 2019-H7	Midland	LNR Partners
Millennium Park Plaza	$60,000,000	6.4%	$150,000,000	—	$210,000,000	CGCMT 2019-GC41	Midland	Rialto
Midland Office Portfolio	$49,363,948	5.3%	$19,945,029	—	$69,308,977	CGCMT 2019-GC43	Wells Fargo	Rialto
U.S. Industrial Portfolio V	$47,558,000	5.1%	$82,800,000	—	$130,358,000	CGCMT 2019-GC41	Midland	Rialto
19100 Ridgewood	$30,000,000	3.2%	$110,000,000	—	$140,000,000	GSMS 2019-GC42	Midland	Midland
222 Kearny Street	$23,750,000	2.5%	$23,750,000	—	$47,500,000	GSMS 2019-GC42	Midland	Midland
Rivertowne Commons	$21,000,000	2.2%	$45,000,000	—	$66,000,000	Benchmark 2019-B13	Midland	CWCapital

(1)	Each of the mortgage loans included in the issuing entity that is secured by a mortgaged property or portfolio of mortgaged properties identified in the table above, together with the related companion loan(s) (none of which is included in the issuing entity), is referred to in this Term Sheet as a “loan combination”. See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.
(2)	Each loan combination will be serviced under the related Controlling PSA and, in the event the Controlling Note is included in the related securitization transaction, the controlling class representative (or an equivalent entity) under such Controlling PSA will generally be entitled to exercise the rights of the controlling note holder for the subject loan combination. See, however, the chart entitled “Loan Combination Controlling Notes and Non-Controlling Notes” below and “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus for information regarding the party that will be entitled to exercise such rights in the event the Controlling Note is held by a third party or included in a separate securitization transaction.

Mortgage Loans with Existing Mezzanine Debt or Subordinate Debt(1)

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Aggregate Pari Passu Companion Loan Cut-off Date Balance	Aggregate Mezzanine Debt Cut-off Date Balance	Aggregate Subordinate Companion Loan Cut-off Date Balance	Cut-off Date Total Debt Balance(2)	Wtd. Avg Cut-off Date Total Debt Interest Rate(2)	Cut-off Date Mortgage Loan LTV(3)	Cut-off Date Total Debt LTV(2)	Cut-off Date Mortgage Loan UW NCF DSCR(3)	Cut-off Date Total Debt UW NCF DSCR(2)	Cut-off Date Mortgage Loan UW NOI Debt Yield(3)	Cut-off Date Total Debt UW NOI Debt Yield(2)
30 Hudson Yards	$ 84,400,000	$1,035,600,000	—	$310,000,000	$1,430,000,000	3.350000%	50.9%	65.0%	3.45x	2.51x	10.9%	8.5%
Grand Canal Shoppes	$70,384,615	$689,615,385	—	$215,000,000	$975,000,000	4.294111%(4)	46.3%	59.5%	2.46x	1.67x	9.6%	7.5%

(1)	See footnotes to table entitled “Mortgage Pool Characteristics” above.

(2)	All “Total Debt” calculations set forth in the table above include any related pari passu companion loan(s), any related subordinate companion loan(s) and any related mezzanine debt.

(3)	“Cut-off Date Mortgage Loan LTV”, “Cut-off Date Mortgage Loan UW NCF DSCR” and “Cut-off Date Mortgage Loan UW NOI Debt Yield” calculations include any related pari passu companion loan(s).

(4)	The Wtd. Avg. Cut-off Date Total Debt Interest Rate for Grand Canal Shoppes has been rounded for presentation purposes. The full precision total debt interest rate it 4.29411076923077%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Loan Combination Controlling Notes and Non-Controlling Notes(1)(2)

Mortgaged Property Name	Servicing of Loan Combination	Note Detail	Controlling Note	Current Holder of Unsecuritized Note(3)(4)(5)	Current or Anticipated Holder of Securitized Note(2)	Aggregate Cut-off Date Balance
30 Hudson Yards	Outside Serviced	Notes A-1-S1, A-1-S2, A-1-S3, A-2-S1, A-2-S2, A-2-S3, A-1-C1, A-1-C2, A-1-C9, A-2-C1, A-3-S1, A-3-S2, A-3-S3	No	—	HY 2019-30HY	$698,000,000
		Notes A-1-C6, A-1-C8, A-2-C2	No	—	CGCMT 2019-GC41	$100,000,000
		Notes A-1-C4, A-1-C5, A-1-C10	No	—	Benchmark 2019-B12	$93,200,000
		Note A-1-C7	No	—	Benchmark 2019-B13	$40,000,000
		Note A-2-C4	No	—	GSMS 2019-GC42	$20,000,000
		Notes A-1-C3, A-2-C3, A-2-C5	No	—	CGCMT 2019-GC43	$84,400,000
		Notes A-3-C1, A-3-C2, A-3-C3, A-3-C4, A-3-C5	No	—	BANK 2019-BNK19	$84,400,000
		Notes B-1, B-2, B-3	Yes (Note B-1)	—	HY 2019-30HY	$310,000,000

USAA Office Portfolio	Outside Serviced	Note A-1	Yes	—	CGCMT 2019-GC41	$62,400,000
		Note A-2	No	—	GSMS 2019-GC42	$45,000,000
		Notes A-3, A-4	No	—	CGCMT 2019-GC43	$75,000,000
		Note A-5	No	—	GSMS 2019-GSA1(7)	$15,000,000
		Notes A-6, A-7, A-8	No	GSB	Not identified	$45,000,000

Grand Canal Shoppes	Outside Serviced	Notes A-1-1, A-1-6	Control Shift Note (Note A-1-1)(6)	—	MSC 2019-H7	$70,000,000
		Notes A-1-2, A-2-1	No	—	BANK 2019-BNK19	$100,000,000
		Notes A-1-3, A-1-5	No	MSBNA	Not Identified	$53,846,154
		Note A-1-4	No	—	BANK 2019-BNK21	$40,000,000
		Notes A-1-7, A-1-8, A-2-2-1	No	—	BANK 2019-BNK20	$40,000,000
		Note A-2-2-2	No	—	CSAIL 2019-C17	$30,000,000
		Notes A-2-3, A-2-5	No	—	UBS 2019-C17	$50,384,615
		Note A-2-4	No	UBS AG	Not Identified	$25,000,000
		Note A-3-1	No	—	Benchmark 2019-B12	$50,000,000
		Note A-3-2	No	—	Benchmark 2019-B13	$50,000,000
		Notes A-3-3, A-3-5	No	JPMCB	Not Identified	$50,384,615
		Note A-3-4	No	—	CF 2019-CF2	$25,000,000
		Note A-4-1	No	—	CGCMT 2019-GC41	$60,000,000
		Notes A-4-2, A-4-5	No	—	CGCMT 2019-GC43	$70,384,615
		Note A-4-3	No	—	GSMS 2019-GC42	$20,000,000
		Note A-4-4	No	—	GSMS 2019-GSA1(7)	$25,000,000
		Note B	Yes(6)	CPPIB Credit Investments II Inc.	Not Identified	$215,000,000

Millennium Park Plaza	Outside Serviced	Note A-1	Yes	—	CGCMT 2019-GC41	$70,000,000
		Note A-2	No	—	GSMS 2019-GC42	$30,000,000
		Notes A-3, A-5	No	—	CGCMT 2019-GC43	$60,000,000
		Note A-4	No	—	GSMS 2019-GSA1(7)	$35,000,000
		Notes A-6, A-7	No	GSB	Not Identified	$15,000,000

Midland Office Portfolio	Serviced	Note A-1	Yes	—	CGCMT 2019-GC43	$49,363,948
		Note A-2	No	—	GSMS 2019-GC42	$19,945,029

U.S. Industrial Portfolio V	Outside Serviced	Note A-1	Yes	—	CGCMT 2019-GC41	$50,000,000
		Note A-2	No	—	GSMS 2019-GC42	$32,800,000
		Note A-3	No	—	CGCMT 2019-GC43	$47,558,000

19100 Ridgewood	Outside Serviced	Note A-1	Yes	—	GSMS 2019-GC42	$55,000,000
		Note A-2	No	—	CGCMT 2019-GC43	$30,000,000
		Note A-3	No	—	GSMS 2019-GSA1(7)	$35,000,000
		Note A-4	No	GSB	Not Identified	$20,000,000

222 Kearny Street	Outside Serviced	Note A-1	Yes	—	GSMS 2019-GC42	$23,750,000
		Note A-2	No	—	CGCMT 2019-GC43	$23,750,000

Rivertowne Commons	Outside Serviced	Note A-1	Yes	—	Benchmark 2019-B13	$45,000,000
		Note A-2	No	—	CGCMT 2019-GC43	$21,000,000

(1)	The holder(s) of one or more specified controlling notes (collectively, the “Controlling Note”) will be the “controlling note holder(s)” (collectively, the “Controlling Note Holder”) entitled (directly or through a representative) to (a) approve or, in some cases, direct material servicing decisions involving the related loan combination (while the remaining such holder(s) generally are only entitled to non-binding consultation rights in such regard), and (b) in some cases, replace the applicable special servicer with respect to such loan combination with or without cause. See “Description of the Mortgage Pool—The Loan Combinations” and “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus.

(2)	The holder(s) of the note(s) other than the Controlling Note (each, a “Non-Controlling Note”) will be the “non-controlling note holder(s)” generally entitled (directly or through a representative) to certain non-binding consultation rights with respect to any decisions as to which the holder of the Controlling Note has consent rights involving the related loan combination, subject to certain exceptions, including that in certain cases where the related Controlling Note is a B-note, C-note or other subordinate note, such consultation rights will not be afforded to the holder(s) of the Non-Controlling Notes until after a control trigger event has occurred with respect to either such Controlling Note(s) or certain certificates backed thereby, in each case as set forth in the related co-lender agreement. See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

(3)	Unless otherwise specified, with respect to each loan combination, any related unsecuritized Controlling Note and/or Non-Controlling Note may be further split, modified, combined and/or reissued (prior to its inclusion in a securitization transaction) as one or multiple Controlling Notes or Non-Controlling Notes, as the case may be, subject to the terms of the related co-lender agreement (including that the aggregate principal balance, weighted average interest rate and certain other material terms cannot be changed). In connection with the foregoing, any such split, modified, combined or re-issued Controlling Note or Non-Controlling Note, as the case may be, may be transferred to one or multiple parties (not identified in the table above) prior to its inclusion in a future commercial mortgage securitization transaction.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

(4)	Unless otherwise specified, with respect to each loan combination, each related unsecuritized pari passu companion loan (whether controlling or non-controlling) is expected to be contributed to one or more future commercial mortgage securitization transactions. Under the column “Current or Anticipated Holder of Securitized Note”, (i) the identification of a securitization trust means we have identified an outside securitization that has closed or as to which a preliminary prospectus or final prospectus has been filed with the SEC that has included or is expected to include the subject Controlling Note or Non-Controlling Note, as the case may be, (ii) “Not Identified” means the subject Controlling Note or Non-Controlling Note, as the case may be, has not been securitized and no preliminary prospectus or final prospectus has been filed with the SEC that identifies the future outside securitization that is expected to include the subject Controlling Note or Non-Controlling Note, and (iii) “Not Applicable” means the subject Controlling Note or Non-Controlling Note is not intended to be contributed to a future commercial mortgage securitization transaction. Under the column “Current Holder of Unsecuritized Note”, “—” means the subject Controlling Note or Non-Controlling Note is not an unsecuritized note and is currently held by the securitization trust referenced under the “Current or Anticipated Holder of Securitized Note” column.

(5)	Entity names have been abbreviated for presentation.

“GSB” means Goldman Sachs Bank USA.

“MSBNA” means Morgan Stanley Bank, N.A.

“UBS AG” means UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York.

“JPMCB” means JPMorgan Chase Bank, National Association.

(6)	The subject Loan Combination is an AB Loan Combination or a Pari Passu-AB Loan Combination, and the Controlling Note as of the date hereof (as identified in the chart above) is a related subordinate note. Upon the occurrence of certain trigger events specified in the related Co-Lender Agreement, however, control will generally shift to a more senior note (or, if applicable, first to one more senior note and, following certain additional trigger events, to another more senior note) in the subject Loan Combination (each identified in the chart above as a “Control Shift Note”), which more senior note will thereafter be the Controlling Note. See “Description of the Mortgage Pool—The Loan Combinations—The Grand Canal Shoppes Pari Passu-AB Loan Combination” in the Preliminary Prospectus for more information regarding the manner in which control shifts under each such Loan Combination.

(7)	The GSMS 2019-GSA1 securitization transaction is expected to close on or about November 8, 2019.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	Mortgage Loan Seller	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Grand Canal Shoppes	GSMC	Las Vegas	Nevada	Retail	$70,384,615	7.5%	GSMS 2012-SHOP
Rivertowne Commons	CREFI	Oxon Hill	Maryland	Retail	$21,000,000	2.2%	JPMBB 2013-C17
EZ Mini Storage - Sterling Heights	CREFI	Sterling Heights	Michigan	Self Storage	$7,200,000	0.8%	WFRBS 2013-C12
Mill Creek Village	GSMC	Buford	Georgia	Retail	$4,050,000	0.4%	WFRBS 2011-C5

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged properties was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan sellers.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)(3)		Wtd. Avg. Cut-off Date LTV Ratio(2)(3)	Wtd. Avg. Debt Yield on Underwritten NOI(2)(3)
Office	20	$480,473,948	51.3%	2.64	x	62.2%	10.2%
Suburban	12	246,307,261	26.3	2.59	x	65.1%	10.0%
CBD	7	222,266,687	23.7	2.68	x	58.8%	10.4%
Medical	1	11,900,000	1.3	3.02	x	64.7%	10.3%
Retail	9	$203,614,615	21.7%	2.40	x	57.0%	10.0%
Anchored	5	116,870,000	12.5	2.42	x	62.4%	10.5%
Specialty Retail	1	70,384,615	7.5	2.46	x	46.3%	9.6%
Unanchored	1	7,000,000	0.7	1.64	x	72.2%	7.0%
Single Tenant Retail	1	5,310,000	0.6	2.65	x	55.9%	9.6%
Shadow Anchored	1	4,050,000	0.4	1.96	x	62.8%	10.8%
Mixed Use	2	$81,900,000	8.7%	2.19	x	65.5%	8.1%
Multifamily/Office/Retail	1	60,000,000	6.4	2.01	x	65.8%	7.5%
Office/Lab	1	21,900,000	2.3	2.70	x	64.5%	9.9%
Multifamily	6	$60,400,000	6.4%	1.97	x	63.2%	7.8%
High Rise	2	24,700,000	2.6	1.96	x	63.8%	7.5%
Low Rise	3	23,800,000	2.5	2.09	x	66.2%	8.5%
Mid Rise	1	11,900,000	1.3	1.76	x	56.1%	6.9%
Industrial	31	$56,858,000	6.1%	2.52	x	64.4%	10.2%
Warehouse/Distribution	18	26,559,142	2.8	2.49	x	64.4%	10.3%
Manufacturing	11	22,732,868	2.4	2.58	x	64.4%	10.1%
Cold Storage	1	5,313,538	0.6	2.49	x	64.4%	10.3%
Manufacturing/Warehouse	1	2,252,452	0.2	2.49	x	64.4%	10.3%
Hospitality	3	$37,676,602	4.0%	2.16	x	61.2%	14.3%
Full Service	2	32,083,352	3.4	2.15	x	60.7%	14.3%
Extended Stay	1	5,593,251	0.6	2.18	x	64.3%	14.4%
Self Storage	4	$15,950,000	1.7%	1.99	x	68.5%	9.2%
Total	75	$936,873,165	100.0%	2.47	x	61.6%	10.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Wtd. Avg. based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(3)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)(3)	% of Total Underwritten NOI
Texas	11	$189,496,947	20.2%	$609,680,000	10.2%	$40,732,301	12.4%
California	5	157,910,000	16.9	281,230,000	4.7	18,216,398	5.5
New York	7	147,500,000	15.7	2,299,300,000	38.5	126,795,051	38.6
Nevada	2	92,924,615	9.9	1,680,800,000	28.1	75,172,688	22.9
Florida	5	68,791,881	7.3	248,765,000	4.2	16,504,622	5.0
Illinois	4	63,580,226	6.8	333,655,000	5.6	16,632,046	5.1
Colorado	1	28,500,000	3.0	40,700,000	0.7	2,516,475	0.8
Ohio	8	27,715,861	3.0	84,300,000	1.4	5,701,213	1.7
Michigan	6	24,663,015	2.6	54,030,000	0.9	4,176,619	1.3
Indiana	4	23,666,789	2.5	47,000,000	0.8	3,593,134	1.1
Maryland	1	21,000,000	2.2	106,000,000	1.8	5,803,365	1.8
Massachusetts	1	18,300,000	2.0	31,900,000	0.5	2,229,436	0.7
Pennsylvania	1	11,900,000	1.3	18,400,000	0.3	1,223,807	0.4
Washington	1	9,300,000	1.0	14,000,000	0.2	883,987	0.3
Kentucky	2	8,634,793	0.9	21,150,000	0.4	1,628,227	0.5
Arizona	1	8,000,000	0.9	15,250,000	0.3	948,217	0.3
Alabama	2	5,750,000	0.6	8,100,000	0.1	537,026	0.2
New Jersey	1	5,310,000	0.6	9,500,000	0.2	510,264	0.2
Georgia	2	5,209,206	0.6	11,195,000	0.2	775,663	0.2
Kansas	1	4,300,000	0.5	6,290,000	0.1	402,440	0.1
North Carolina	1	3,000,000	0.3	4,160,000	0.1	250,470	0.1
Minnesota	1	2,271,996	0.2	9,300,000	0.2	628,711	0.2
South Carolina	1	2,252,452	0.2	9,220,000	0.2	637,855	0.2
Wisconsin	1	2,198,705	0.2	9,000,000	0.2	625,286	0.2
Missouri	2	2,174,275	0.2	8,900,000	0.1	708,111	0.2
Tennessee	1	1,245,933	0.1	5,100,000	0.1	351,893	0.1
Arkansas	1	671,827	0.1	2,750,000	0.0	194,192	0.1
Mississippi	1	604,644	0.1	2,475,000	0.0	193,791	0.1
Total	75	$936,873,165	100.0%	$5,972,150,000	100.0%	$328,573,291	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)	For multi-property loans that do not have underwritten cash flow information reported on a property level basis, Underwritten NOI is allocated based on each respective property’s allocated loan amount.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3,000,000 - 4,999,999	3	$11,350,000	1.2%
5,000,000 - 9,999,999	7	45,853,251	4.9
10,000,000 - 19,999,999	8	102,893,352	11.0
20,000,000 - 29,999,999	5	115,220,000	12.3
30,000,000 - 39,999,999	2	67,500,000	7.2
40,000,000 - 49,999,999	2	96,921,948	10.3
50,000,000 – 84,400,000	7	497,134,615	53.1
Total	34	$936,873,165	100.0%

Distribution of UW NCF DSCRs(1)
Range of UW DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.47 - 1.50	2	$14,250,000	1.5%
1.51 - 2.00	9	171,130,000	18.3
2.01 - 2.50	11	367,249,814	39.2
2.51 - 3.00	9	264,193,352	28.2
3.01 - 3.54	3	120,050,000	12.8
Total	34	$936,873,165	100.0%
(1) See footnotes (1) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	24	$793,652,615	84.7%
Interest Only, Then Amortizing(2)	7	76,280,000	8.1
Amortizing (30 Years)	3	66,940,550	7.1
Total	34	$936,873,165	100.0%
(1) All of the mortgage loans will have balloon payments at maturity date or have an anticipated repayment date, as applicable. (2) Original partial interest only periods range from 24 to 36 months.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	13	$621,499,814	66.3%
Springing	20	255,373,352	27.3
Soft (Residential); Hard (Retail)	1	60,000,000	6.4
Total	34	$936,873,165	100.0%
Distribution of Cut-off Date LTV Ratios(1)
Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
46.3 - 49.9	1	$70,384,615	7.5%
50.0 - 59.9	6	144,133,352	15.4
60.0 - 69.9	24	706,605,199	75.4
70.0 - 72.2	3	15,750,000	1.7
Total	34	$936,873,165	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)
Range of Maturity Date/ARD LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
46.2 - 49.9	2	$82,367,967	8.8%
50.0 - 59.9	12	254,637,199	27.2
60.0 - 69.9	19	592,868,000	63.3
70.0 - 72.2	1	7,000,000	0.7
Total	34	$936,873,165	100.0%
(1) See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Acquisition	17	$576,211,948	61.5%
Refinance	17	360,661,217	38.5
Total	34	$936,873,165	100.0%

Distribution of Mortgage Rates
Range of Mortgage Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.110 - 3.990	27	$759,815,967	81.1%
4.000 - 4.450	7	177,057,199	18.9
Total	34	$936,873,165	100.0%

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.9 - 7.9	5	$103,600,000	11.1%
8.0 - 8.9	5	121,500,000	13.0
9.0 - 9.9	11	361,084,615	38.5
10.0 - 10.9	5	166,568,000	17.8
11.0 - 14.9	7	172,137,199	18.4
15.0 – 16.4	1	11,983,352	1.3
Total	34	$936,873,165	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6.7 - 7.9	5	$103,600,000	11.1%
8.0 - 8.9	7	184,100,000	19.7
9.0 - 9.9	10	346,042,615	36.9
10.0 - 10.9	8	216,090,000	23.1
11.0 - 14.6	4	87,040,550	9.3
Total	34	$936,873,165	100.0%
(1) See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods
Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
18	1	$5,750,000	0.6%
24	1	$20,100,000	2.1%
36	5	$50,430,000	5.4%

Distribution of Original Terms to Maturity/ARD
Original Term to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	2	$43,250,000	4.6%
120	31	818,623,165	87.4
121	1	75,000,000	8.0
Total	34	$936,873,165	100.0%
Distribution of Remaining Terms to Maturity/ARD
Range of Remaining Terms to Maturity/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
59	2	$43,250,000	4.6%
116 – 120	32	893,623,165	95.4
Total	34	$936,873,165	100.0%

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	24	$793,652,615	84.7%
360	10	143,220,550	15.3
Total	34	$936,873,165	100.0%
(1) All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	24	$793,652,615	84.7%
358 - 360	10	143,220,550	15.3
Total	34	$936,873,165	100.0%
(1) All of the mortgage loans will have balloon payments at maturity or have an anticipated repayment date, as applicable.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	27	$536,073,165	57.2%
Defeasance or Yield Maintenance	4	291,750,000	31.1
Yield Maintenance	3	109,050,000	11.6
Total	34	$936,873,165	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	28	$659,878,550	70.4%
Real Estate Tax	25	$531,320,550	56.7%
Insurance	13	j$242,103,352	25.8%
TI/LC(2)	15	$450,038,563	53.9%

(1)   Includes mortgage loans with FF&E reserves.

(2)   Percentage of the portion of the Initial Pool Balance secured by office, retail, mixed use and industrial properties and one multifamily property with a commercial tenant.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)(2)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
The Promenade at Sacramento	Retail	$37,500,000	4.0%	59	2.61x	11.3%	66.9%
Smith Store It Portfolio	Self Storage	$5,750,000	0.6%	59	1.54x	9.3%	71.0%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the certificate balance of the Class A-2 certificates assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and applying the modeling assumptions described under “Yield, Prepayment and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) no mortgage loan in the pool experiences prepayments prior to its stated maturity date or anticipated repayment date, as applicable, or defaults or losses; (ii) there are no extensions of the maturity date of any mortgage loan in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date or, if applicable, anticipated repayment date. Each class of certificates, including the Class A-2 certificates, and the Uncertificated VRR Interest evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account any subordinate debt (whether or not secured by the mortgaged property) that currently exists or is allowed under the terms of any mortgage loan. See Annex A to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

(2)	See footnotes to the table entitled “Mortgage Pool Characteristics” above.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW

Allocation Between Combined VRR Interest and Non-Vertically Retained Certificates	The aggregate amount available for distribution to holders of the Non-Vertically Retained Certificates and the Combined VRR Interest on each distribution date will be: (i) the gross amount of interest, principal, yield maintenance charges and prepayment premiums collected with respect to the mortgage loans in the applicable one-month collection period, net of specified expenses of the issuing entity, including fees payable therefrom to, and losses, liabilities, advances (with interest thereon), costs and expenses reimbursable or indemnifiable therefrom to, the master servicer, the special servicer, the certificate administrator, the trustee, the operating advisor, the asset representations reviewer and CREFC®; and (ii) allocated to amounts available for distribution to the holders of the Combined VRR Interest, on the one hand, and amounts available for distribution to the holders of the Non-Vertically Retained Certificates (exclusive of the Class R certificates), on the other hand. On each distribution date, the portion of such aggregate available funds allocable to: (a) the Combined VRR Interest will be the product of such aggregate available funds multiplied by the Vertically Retained Percentage; and (b) the Non-Vertically Retained Certificates (exclusive of the Class R certificates) will at all times be the product of such aggregate available funds multiplied by the Non-Vertically Retained Percentage. See “Credit Risk Retention” and “Description of the Certificates” in the Preliminary Prospectus.

The “Vertically Retained Percentage” is a fraction, expressed as a percentage, the numerator of which is the initial principal balance of the Combined VRR Interest, and the denominator of which is the sum of (x) the aggregate initial certificate balance of all classes of Non-Vertically Retained Principal Balance Certificates and (y) the initial principal balance of the Combined VRR Interest.

The “Non-Vertically Retained Percentage” is the difference between 100% and the Vertically Retained Percentage.

Distributions	On each Distribution Date, funds available for distribution to holders of the Non-Vertically Retained Certificates (exclusive of any portion thereof that represents the Non-Vertically Retained Percentage of (i) any yield maintenance charges and prepayment premiums and/or (ii) any excess interest accrued after the related anticipated repayment date on any mortgage loan with an anticipated repayment date) (“Non-Vertically Retained Available Funds”) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds):

1.	Class A-1, A-2, A-3, A-4, A-AB, X-A, X-B, X-D, X-F and X-G certificates: to interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-D, Class X-F and Class X-G certificates, up to, and pro rata in accordance with, their respective interest entitlements.

2.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to the extent of Non-Vertically Retained Available Funds allocable to principal received or advanced on the mortgage loans, (i) to principal on the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex F to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to principal on the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-AB certificates in clause (i) above, then (iii) to principal on the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-1 certificates in clause (ii) above, then (iv) to principal on the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-2 certificates in clause (iii) above, then (v) to principal on the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-3 certificates in clause (iv) above, then (vi) to principal on the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal remaining after the distributions to the Class A-4 certificates in clause (v) above. However, if the certificate balances of each and every class of the Class A-S, Class B, Class C, Class D, Class E, Class F, Class G, Class J-RR and Class K-RR certificates have been reduced to zero as a result of the allocation of mortgage loan losses and other unanticipated expenses to those certificates, then Non-Vertically Retained Available Funds allocable to principal will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, based on their respective certificate balances (and the schedule for the Class A-AB principal distributions will be disregarded).

3.	Class A-1, A-2, A-3, A-4 and A-AB certificates: to reimburse the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata, for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balances of those classes, together with interest at their respective pass-through rates.

4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates), to principal on the Class A-S certificates until their certificate

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

Distributions

(continued)	5.	Class B certificates: (i) first, to interest on the Class B certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse Class B certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

6.	Class C certificates: (i) first, to interest on the Class C certificates in the amount of their interest entitlement; (ii) next, to the extent of Non-Vertically Retained Available Funds allocable to principal remaining after distributions in respect of principal to each class of Non-Vertically Retained Principal Balance Certificates with a higher principal payment priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any unreimbursed losses on the mortgage loans that were previously allocated to reduce the certificate balance of that class, together with interest at its pass-through rate.

7.	After the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-D, Class X-F, Class X-G, Class A-S, Class B and Class C certificates are paid all amounts to which they are entitled on such Distribution Date, the remaining Non-Vertically Retained Available Funds will be used to pay interest and principal and to reimburse (with interest) any unreimbursed losses to the Class D, Class E, Class F, Class G, Class J-RR and Class K-RR certificates, sequentially in that order and with respect to each such class in a manner analogous to the Class C certificates pursuant to clause 6 above.

Realized Losses	The certificate balances of the respective classes of Non-Vertically Retained Principal Balance Certificates will each be reduced without distribution on any Distribution Date as a write-off to the extent of any loss realized on the mortgage loans allocated to the related class on such Distribution Date. On each Distribution Date, the Non-Vertically Retained Percentage of any such losses will be applied to the respective classes of Non-Vertically Retained Principal Balance Certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class K-RR certificates; second, to the Class J-RR certificates; third, to the Class G certificates; fourth, to the Class F certificates; fifth, to the Class E certificates; sixth, to the Class D certificates; seventh, to the Class C certificates; eighth, to the Class B certificates; ninth, to the Class A-S certificates; and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of each class of Class X Certificates will be reduced to reflect reductions in the certificate balance(s) of the class (or classes, as applicable) of Corresponding Principal Balance Certificates as a result of allocations of losses realized on the mortgage loans to such class(es) of Principal Balance Certificates.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums and Yield Maintenance Charges	On each Distribution Date, until the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, the Non-Vertically Retained Percentage of each yield maintenance charge collected on the mortgage loans during the related one-month collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the aggregate available funds for such Distribution Date) is required to be distributed to holders of the Non-Vertically Retained Certificates (excluding holders of the Class X-F, Class X-G, Class F, Class G, Class J-RR, Class K-RR and Class R certificates) as follows: (a) first the Non-Vertically Retained Percentage of such yield maintenance charge will be allocated between (i) the group (the “YM Group A”) of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class A-S certificates, (ii) the group (the “YM Group BC”) of the Class X-B, Class B and Class C certificates, and (iii) the group (the “YM Group DE” and, together with the YM Group A and the YM Group BC, the “YM Groups”) of the Class X-D, Class D and Class E certificates, pro rata, based upon the aggregate amount of principal distributed to the class or classes of Non-Vertically Retained Principal Balance Certificates in each YM Group on such Distribution Date, and (b) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of Non-Vertically Retained Regular Certificates in such YM Group, in the following manner: (i) each class of Non-Vertically Retained Principal Balance Certificates in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (X) a fraction whose numerator is the amount of principal distributed to such class of Non-Vertically Retained Principal Balance Certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the Non-Vertically Retained Principal Balance Certificates in that YM Group on such Distribution Date, (Y) the Base Interest Fraction (as defined in the Preliminary Prospectus) for the related principal prepayment and such class of Non-Vertically Retained Principal Balance Certificates, and (Z) the portion of such yield maintenance charge allocated to such YM Group, and (ii) the portion of such yield maintenance charge allocated to such YM Group and remaining after such distributions with respect to the Non-Vertically Retained Principal Balance Certificates in such YM Group will be distributed to the class of Class X Certificates in such YM Group. If there is more than one class of Non-Vertically Retained Principal Balance Certificates in any YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the portion of such yield maintenance charges allocated to such YM Group will be allocated among all such classes of Non-Vertically Retained Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the prior sentence of this paragraph.

If a prepayment premium (calculated as a percentage of the amount prepaid) is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

After the notional amounts of the Class X-A, Class X-B and Class X-D certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, the Non-Vertically Retained Percentage of all prepayment premiums and yield maintenance charges with respect to the mortgage loans will be allocated among the holders of the Class F, Class G, Class J-RR and Class K-RR certificates as provided in the CGCMT 2019-GC43 pooling and servicing agreement. No yield maintenance charges or prepayment premiums will be distributed to the holders of the Class X-F, Class X-G or Class R certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of the Mortgage Loans—Default Interest and Limitations on Prepayments” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan in the issuing entity and, with respect to all of the mortgage loans serviced under the CGCMT 2019-GC43 pooling and servicing agreement, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related mortgage loan and, in the case of servicing advances, any related companion loans as described below. P&I advances are subject to reduction in connection with any appraisal reductions that may occur. The special servicer will have no obligation to make any advances, provided that, in an urgent or emergency situation requiring the making of a property protection advance, the special servicer may, in its sole discretion, make a property protection advance and will be entitled to reimbursement from the master servicer for such advance. The master servicer, the special servicer and the trustee will each be entitled to receive interest on advances they make at the prime rate, compounded annually.

Serviced Mortgage

Loans/Outside Serviced

Mortgage Loans	One or more loan combinations each constitutes an “outside serviced loan combination” (as identified under “Collateral Overview—Loan Combination Summary” above), in which case, the CGCMT 2019-GC43 pooling and servicing agreement is not the Controlling PSA, and each related mortgage loan constitutes an “outside serviced mortgage loan,” each related companion loan constitutes an “outside serviced companion loan,” and each related Controlling PSA constitutes an “outside servicing agreement.”

One or more loan combinations each may constitute a “servicing shift loan combination” (as identified under “Collateral Overview—Loan Combination Summary” above), in which case the related mortgage loan constitutes a “servicing shift mortgage loan” and each related companion loan constitutes a “servicing shift companion loan”. Any servicing shift loan combination will initially be serviced pursuant to the CGCMT 2019-GC43 pooling and servicing agreement during which time such mortgage loan, such loan combination and each related companion loan will be a serviced mortgage loan, a serviced loan combination and a serviced companion loan (each as defined below), respectively. However, upon the inclusion of the related controlling pari passu companion loan in a future securitization transaction, the servicing of such mortgage loan will shift to the servicing agreement governing such securitization transaction, and such mortgage loan, such loan combination and each related companion loan will be an outside serviced mortgage loan, an outside serviced loan combination and an outside serviced companion loan, respectively.

All of the mortgage loans transferred to the issuing entity (other than any outside serviced mortgage loan) are sometimes referred to in this Term Sheet as the “serviced mortgage loans” and, together with any related companion loans, as the “serviced loans” (which signifies that they are being serviced by the master servicer and the special servicer under the CGCMT 2019-GC43 pooling and servicing agreement); each related loan combination constitutes a “serviced loan combination”; and each related companion loan constitutes a “serviced companion loan.” See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

Appraisal Reduction

Amounts	An Appraisal Reduction Amount generally will be created with respect to a required appraisal loan (which is a serviced loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan; provided that, if so provided in the related co-lender agreement, the holder of a subordinate companion loan may be permitted to post cash or a letter of credit to offset some or all of an Appraisal Reduction Amount. In the case of an outside serviced mortgage loan, any Appraisal Reduction Amounts will be calculated pursuant to, and by a party to, the related outside servicing agreement. In general, any Appraisal Reduction Amount calculated with respect to a loan combination will be allocated first, to any related subordinate companion loan(s) (up to the outstanding principal balance(s) thereof), and then, to the related mortgage loan and any related pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. As a result of an Appraisal Reduction Amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which (to the extent of the Non-Vertically Retained Percentage of the reduction in such P&I advance) will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of Non-Vertically Retained Regular Certificates then outstanding (i.e., first, to the Class K-RR certificates, then, to the Class J-RR certificates, then, to the Class G certificates, then, to the Class F certificates, then, to the Class E certificates, then, to the Class D certificates, then, to the Class C certificates, then, to the Class B certificates, then, to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class X-D, Class X-F and Class X-G certificates). In general, a serviced loan will cease to be a required appraisal loan, and no longer be subject to an Appraisal Reduction Amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such serviced loan to be a required appraisal loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Appraisal Reduction Amounts (continued)	For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event and an Operating Advisor Consultation Trigger Event, as well as the allocation and/or exercise of voting rights for certain purposes, the Non-Vertically Retained Percentage of any Appraisal Reduction Amounts will be allocated to notionally reduce the certificate balances of the Non-Vertically Retained Principal Balance Certificates as follows: first, to the Class K-RR, Class J-RR, Class G, Class F, Class E, Class D, Class C, Class B and Class A-S certificates, in that order, in each case until the related certificate balance is notionally reduced to zero; and then to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB certificates, pro rata based on certificate balance.

Cumulative Appraisal

Reduction Amounts	A “Cumulative Appraisal Reduction Amount”, as of any date of determination, is equal to the sum of (i) all Appraisal Reduction Amounts then in effect, and (ii) with respect to any AB Modified Loans, any Collateral Deficiency Amounts then in effect.

“Collateral Deficiency Amount” means, with respect to any AB Modified Loan as of any date of determination, the excess of (i) the stated principal balance of such AB Modified Loan (taking into account the related junior note(s) included therein), over (ii) the sum of (in the case of a loan combination, solely to the extent allocable to the subject mortgage loan) (x) the most recent appraised value for the related mortgaged property or mortgaged properties, plus (y) solely to the extent not reflected or taken into account in such appraised value and to the extent on deposit with, or otherwise under the control of, the lender as of the date of such determination, any capital or additional collateral contributed by the related borrower at the time the mortgage loan became (and as part of the modification related to) such AB Modified Loan for the benefit of the related mortgaged property or mortgaged properties (provided, that in the case of an outside serviced mortgage loan, the amounts set forth in this clause (y) will be taken into account solely to the extent relevant information is received), plus (z) any other escrows or reserves (in addition to any amounts set forth in the immediately preceding clause (y)) held by the lender in respect of such AB Modified Loan as of the date of such determination. For purposes of determining the identity of the Controlling Class and the existence of a Control Termination Event and an Operating Advisor Consultation Trigger Event, the Non-Vertically Retained Percentage of Collateral Deficiency Amounts will be allocable to the respective classes of Control Eligible Certificates (as defined below), in reverse alphabetical order of class designation, in a manner similar to the allocation of Appraisal Reduction Amounts to such classes.

“AB Modified Loan” means any corrected mortgage loan (1) that became a corrected mortgage loan (which includes for purposes of this definition any outside serviced mortgage loan that became a “corrected” mortgage loan (or any term substantially similar thereto) pursuant to the related outside servicing agreement) due to a modification thereto that resulted in the creation of an A/B note structure (or similar structure) and as to which the new junior note(s) did not previously exist or the principal amount of the new junior note(s) was previously part of either an A note held by the trust or the original unmodified mortgage loan and (2) as to which an Appraisal Reduction Amount is not in effect.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) with respect to a serviced loan are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option”. Instead defaulted mortgage loans will be sold in a process similar to the sale process for REO property. With respect to an outside serviced loan combination, the party acting as special servicer with respect to such outside serviced loan combination pursuant to the related outside servicing agreement (the “outside special servicer”) may offer to sell to any person (or may offer to purchase) for cash such outside serviced loan combination in accordance with the terms of the related outside servicing agreement during such time as such outside serviced loan combination constitutes a defaulted mortgage loan qualifying for sale thereunder and, in connection with any such sale, the related outside special servicer is required to sell both the applicable outside serviced mortgage loan and the related outside serviced pari passu companion loan(s) and, if so provided in the related co-lender agreement or the Controlling PSA, any related subordinate companion loan(s), together as one defaulted loan.

Directing Holder	The “Directing Holder” with respect to any mortgage loan or loan combination serviced under the CGCMT 2019-GC43 pooling and servicing agreement will be:

●	except (i) with respect to an excluded mortgage loan, (ii) with respect to a serviced loan combination as to which the Controlling Note is held outside the issuing entity (sometimes referred to in this Term Sheet as a “serviced outside controlled loan combination”), and (iii) during any period that a Control Termination Event has occurred and is continuing, the Controlling Class Representative; and

●	with respect to any serviced outside controlled loan combination (which may include a servicing shift loan combination or a serviced loan combination with a controlling subordinate companion loan held outside the issuing entity), if and for so long as such holder is entitled under the related co-lender agreement to exercise consent rights similar to those entitled to be exercised by the Controlling Class Representative, the holder of the related Controlling Note (during any such period, the “outside controlling note holder”).

The applicable directing holder (or equivalent party) with respect to any outside serviced mortgage loan will be, in general, (i) in the event the related Controlling Note is included in the subject outside securitization transaction, the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

controlling class representative (or equivalent entity) under the related outside servicing agreement, and (ii) in all other cases, the third party holder of the related Controlling Note or its representative (which may be a controlling class representative (or equivalent entity) under a separate securitization transaction to which such note has been transferred (if any)), as provided in the related co-lender agreement.

An “excluded mortgage loan” is a mortgage loan or loan combination with respect to which the Controlling Class Representative or the holder(s) of more than 50% of the Controlling Class (by certificate balance) is (or are) a Borrower Party (as defined in the Preliminary Prospectus).

Controlling Class Representative	The “Controlling Class Representative” will be the controlling class certificateholder or other representative designated by at least a majority of the controlling class certificateholders, by certificate balance. The “Controlling Class” is, as of any time of determination, the most subordinate class of the Control Eligible Certificates that has an aggregate outstanding certificate balance as notionally reduced by any Cumulative Appraisal Reduction Amount allocable to such class, at least equal to 25% of the initial certificate balance of that class of certificates; provided that (except under the circumstances set forth in the next proviso) if no such class meets the preceding requirement, then the Class J-RR certificates will be the controlling class; provided, further, however, that if, at any time, the aggregate outstanding certificate balance of the classes of Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates has been reduced to zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts), then the “Controlling Class” will be the most subordinate class of Control Eligible Certificates with an outstanding certificate balance greater than zero (without regard to the allocation of any Cumulative Appraisal Reduction Amounts). The “Control Eligible Certificates” consist of the Class J-RR and Class K-RR certificates. See “The Pooling and Servicing Agreement—Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative. No person may exercise any of the rights and powers of the Controlling Class Representative with respect to an excluded mortgage loan.

On the Closing Date, RREF III-D AIV RR, LLC is expected to (i) purchase the Class J-RR and Class K-RR certificates, and (ii) appoint itself as the initial Controlling Class Representative. RREF III Debt AIV, LP (the parent of RREF III-D AIV, RR LLC), or its affiliate, may purchase certain other classes of certificates, including the Class X-F, Class X-G, Class F and Class G certificates.

Control Termination

Event	A “Control Termination Event” will either (a) occur when none of the classes of the Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to such class) that is at least equal to 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described in the Preliminary Prospectus; provided, however, that a Control Termination Event will in no event exist at any time that the certificate balance of each class of the Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans, a Control Termination Event will be deemed to exist.

The holders of Certificates representing the majority of the certificate balance of the most senior class of Control Eligible Certificates whose certificate balance is notionally reduced to less than 25% of the initial certificate balance of that class as a result of an allocation of an Appraisal Reduction Amount or a Collateral Deficiency Amount, as applicable, to such class will have the right to challenge the Special Servicer’s Appraisal Reduction Amount determination or a Collateral Deficiency Amount determination, as applicable, and, at their sole expense, obtain a second appraisal of any serviced loan for which an Appraisal Reduction Event has occurred or as to which there exists a Collateral Deficiency Amount, under the circumstances described in the Preliminary Prospectus.

Consultation Termination

Event	A “Consultation Termination Event” will either (a) occur when none of the classes of the Control Eligible Certificates has an outstanding certificate balance, without regard to the allocation of any Cumulative Appraisal Reduction Amount, that is equal to or greater than 25% of the initial certificate balance of that class of certificates or (b) be deemed to occur as described in the Preliminary Prospectus; provided, however, that a Consultation Termination Event will in no event exist at any time that the certificate balance of each class of the Non-Vertically Retained Principal Balance Certificates senior to the Control Eligible Certificates (without regard to the allocation of Cumulative Appraisal Reduction Amounts) has been reduced to zero. With respect to excluded mortgage loans, a Consultation Termination Event will be deemed to exist.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Control/Consultation Rights	So long as a Control Termination Event does not exist, the Controlling Class Representative will be entitled to have consent and/or consultation rights under the CGCMT 2019-GC43 pooling and servicing agreement with respect to certain major decisions (including with respect to assumptions, waivers, certain loan modifications and workouts) and other matters with respect to each serviced mortgage loan, except with respect to any serviced mortgage loan (i) as to which the Controlling Class Representative or a holder of more than 50% of the Controlling Class (by certificate balance) is a Borrower Party (as defined in the Preliminary Prospectus) (any such mortgage loan, an “excluded mortgage loan”) or (ii) that is part of a serviced outside controlled loan combination.

After the occurrence and during the continuance of a Control Termination Event, the consent rights of the Controlling Class Representative will terminate, and the Controlling Class Representative will retain non-binding consultation rights under the CGCMT 2019-GC43 pooling and servicing agreement with respect to certain major decisions and other matters with respect to the serviced mortgage loans, other than (i) any excluded mortgage loan and (ii) any servicing shift mortgage loan.

After the occurrence and during the continuance of a Consultation Termination Event, all of these rights of the Controlling Class Representative with respect to the serviced mortgage loans will terminate.

With respect to any serviced outside controlled loan combination (including any servicing shift loan combination for so long as it is serviced under the CGCMT 2019-GC43 pooling and servicing agreement), the holder of the related Controlling Note identified above under the table entitled “Loan Combination Controlling Notes and Non-Controlling Notes” under “Collateral Overview” above (which holder will not be the Controlling Class Representative) will instead be entitled to exercise the above-described consent and consultation rights, to the extent provided under the related co-lender agreement.

With respect to each outside serviced loan combination, the applicable outside controlling class representative or other related controlling noteholder pursuant to, and subject to the limitations set forth in, the related outside servicing agreement and the related co-lender agreement will have consent, consultation, approval and direction rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding such outside serviced loan combination, as provided for in the related co-lender agreement and in the related outside servicing agreement. To the extent permitted under the related co-lender agreement, the Controlling Class Representative (so long as a Consultation Termination Event does not exist) may have certain consultation rights with respect to each outside serviced loan combination.

See “Description of the Mortgage Pool—The Loan Combinations” in the Preliminary Prospectus.

Risk Retention

Consultation Parties	The “risk retention consultation parties”, with respect to any serviced mortgage loan or, if applicable, serviced loan combination will be: (i) the party selected by Citi Real Estate Funding Inc. and (ii) the party selected by Goldman Sachs Bank USA. Each risk retention consultation party will have certain non-binding consultation rights in certain circumstances, (i) for so long as no Consultation Termination Event is continuing, with respect to any specially serviced loan (other than any outside serviced mortgage loan), and (ii) during the continuance of a Consultation Termination Event, with respect to any mortgage loan (other than any outside serviced mortgage loan), as further described in the Preliminary Prospectus. Notwithstanding the foregoing, none of the risk retention consultation parties will have any consultation rights with respect to any mortgage loan that is an excluded RRCP mortgage loan with respect to such party. Citi Real Estate Funding Inc. and Goldman Sachs Mortgage Company are expected to be appointed as the initial risk retention consultation parties.

With respect to any risk retention consultation party, an “excluded RRCP mortgage loan” is a mortgage loan or loan combination with respect to which such risk retention consultation party, or the person(s) entitled to appoint such risk retention consultation party, is a Borrower Party.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer	At any time, prior to the occurrence and continuance of a Control Termination Event, the special servicer (but not any outside special servicer for any outside serviced loan combination) may be removed and replaced by the Controlling Class Representative (except with respect to any excluded mortgage loan) with or without cause upon satisfaction of certain conditions specified in the CGCMT 2019-GC43 pooling and servicing agreement.

After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class R certificates) (without regard to the application of any Appraisal Reduction Amounts) may request a vote to replace the special servicer (but not any outside special servicer for any outside serviced loan combination). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 66-2/3% of the voting rights allocable to the certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum voted on the matter), or (b) more than 50% of the voting rights of each class of Non-Reduced Certificates vote affirmatively to so replace.

“Non-Reduced Certificates” means each class of Principal Balance Certificates that has an outstanding certificate balance as may be notionally reduced by any Appraisal Reduction Amounts allocated to that class, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

Notwithstanding the foregoing, but subject to the discussion in the next paragraph, solely with respect to a serviced outside controlled loan combination (including any servicing shift loan combination, for so long as it is serviced pursuant to the CGCMT 2019-GC43 pooling and servicing agreement), only the holder of the related Controlling Note identified above under the table entitled “Loan Combination Controlling Notes and Non-Controlling Notes” under “Collateral Overview” above may terminate the special servicer without cause (solely with respect to the related loan combination) and appoint a replacement special servicer for that loan combination.

At any time, if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the certificateholders and the holder of the Uncertificated VRR Interest (as a collective whole), the operating advisor will have the right to recommend the replacement of the special servicer with respect to the serviced mortgage loans (but not any outside special servicer for any outside serviced loan combination), resulting in a solicitation of a certificateholder vote. The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of at least a majority of the aggregate outstanding principal balance of the certificates of those holders that voted on the matter (provided that holders representing the applicable Certificateholder Quorum vote on the matter) vote affirmatively to so replace.

“Certificateholder Quorum” means a quorum that, (a) for purposes of a vote to terminate and replace the special servicer or the asset representations reviewer at the request of the holders of certificates evidencing not less than 25% of the voting rights (without regard to the application of any Appraisal Reduction Amounts), consists of the holders of certificates evidencing at least 50% of the voting rights (taking into account the allocation of any Appraisal Reduction Amounts to notionally reduce the certificate balances of the respective classes of Principal Balance Certificates) of all certificates, on an aggregate basis; and (b) for purposes of a vote to terminate and replace the special servicer based on a recommendation of the operating advisor, consists of the holders of certificates evidencing at least 20% of the aggregate of the outstanding principal balances of all certificates, with such quorum including at least three (3) holders that are not “affiliated” (as defined in Regulation RR) with each other.

The related outside special servicer under each outside servicing agreement generally may be (or, if the applicable outside servicing agreement has not yet been executed, it is anticipated that such outside special servicer may be) replaced by the related outside controlling class representative (or an equivalent party), or the vote of the requisite holders of certificates issued, under the applicable outside servicing agreement (depending on whether or not the equivalent of a control termination event or a consultation termination event exists under that outside servicing agreement) or by any applicable other controlling noteholder under the related co-lender agreement in a manner generally similar to the manner in which the special servicer may be replaced under the CGCMT 2019-GC43 pooling and servicing agreement as described above in this “Termination of Special Servicer” section (although there will be differences, in particular as regards certificateholder votes and the timing of when an outside special servicer may be terminated based on the recommendation of an operating advisor).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer

(continued)	If the special servicer, to its knowledge, becomes a Borrower Party with respect to a mortgage loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder will be entitled to appoint a replacement special servicer for that mortgage loan. If there is no applicable Directing Holder or if the applicable Directing Holder does not take action to appoint a replacement special servicer within the requisite period, a replacement special servicer will be appointed in the manner specified in the CGCMT 2019-GC43 pooling and servicing agreement.

Voting Rights	At all times during the term of the CGCMT 2019-GC43 pooling and servicing agreement, the voting rights for the certificates will be allocated among the respective classes of certificateholders in the following percentages:

(1)	1% in the aggregate in the case of the respective classes of the Class X Certificates, allocated pro rata based upon their respective notional amounts as of the date of determination (for so long as the notional amount of at least one class of the Class X Certificates is greater than zero), and

(2)	in the case of any class of Principal Balance Certificates, a percentage equal to the product of 99% (or, if the notional amounts of all classes of the Class X Certificates have been reduced to zero, 100%) and a fraction, the numerator of which is equal to the certificate balance of such class of Principal Balance Certificates as of the date of determination, and the denominator of which is equal to the aggregate of the certificate balances of all classes of the Principal Balance Certificates, in each case, as of the date of determination, provided, that in certain circumstances described under “The Pooling and Servicing Agreement” in the Preliminary Prospectus, voting rights will only be exercisable by holders of the Non-Reduced Certificates and/or may otherwise be exercisable or allocated in a manner that takes into account the allocation of Appraisal Reduction Amounts.

The voting rights of any class of certificates are required to be allocated among certificateholders of such class in proportion to their respective percentage interests.

The Class R certificates and the Uncertificated VRR Interest will not be entitled to any voting rights.

Servicing

Compensation	Modification Fees: Certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future). Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicer. Within any prior 12 month period, all such excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan.

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related mortgage loan, and any excess received with respect to a serviced loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% or (b) with respect to any serviced mortgage loan (or related serviced loan combination, if applicable) or related REO Property, such lesser rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest and excess interest) on the related serviced loan (or related serviced loan combination, if applicable) from the date such

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% or (b) with respect to any serviced mortgage loan (or related serviced loan combination, if applicable) or related REO Property, such lesser rate as would result in a liquidation fee of $1,000,000, for each serviced loan that is a specially serviced loan and any REO property, subject in any case to a minimum liquidation fee of $25,000. For any serviced loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest and excess interest) on the related serviced loan (or related serviced loan combination, if applicable) from the date such serviced loan becomes a corrected loan through and including the then related maturity date, subject in any case to a minimum workout fee of $25,000.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced loan within 90 days of the maturity default, but the special servicer may collect and retain appropriate fees from the related borrower in connection with the subject liquidation or workout.

In the case of an outside serviced loan combination, calculation of the foregoing amounts payable to the related outside servicer or outside special servicer may be different than as described above. For example, the extent to which modification fees and penalty fees are applied to offset expenses may be different and liquidation fees and workout fees may be subject to different caps or no caps.

Operating Advisor	The operating advisor will, in general and under certain circumstances described in the Preliminary Prospectus, have the following rights and responsibilities with respect to the serviced mortgage loans:

●	reviewing the actions of the special servicer with respect to specially serviced loans and with respect to certain major decisions regarding non-specially serviced loans as to which the operating advisor has consultation rights;

●	reviewing reports provided by the special servicer to the extent set forth in the CGCMT 2019-GC43 pooling and servicing agreement;

●	reviewing for accuracy certain calculations made by the special servicer;

●	issuing an annual report generally setting forth, among other things, its assessment of whether the special servicer is performing its duties in compliance with the servicing standard and the CGCMT 2019-GC43 pooling and servicing agreement and identifying any material deviations therefrom;

●	recommending the replacement of the special servicer if the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer has failed to comply with the servicing standard and (2) a replacement of the special servicer would be in the best interest of the certificateholders and the holder of the Uncertificated VRR Interest (as a collective whole); and

●	after the occurrence and during the continuance of an Operating Advisor Consultation Trigger Event, consulting on a non-binding basis with the special servicer with respect to certain major decisions (and such other matters as are set forth in the CGCMT 2019-GC43 pooling and servicing agreement) in respect of the applicable serviced mortgage loan(s) and/or related companion loan(s).

An “Operating Advisor Consultation Trigger Event” will occur when the aggregate outstanding certificate balance of the HRR Certificates (as notionally reduced by any Cumulative Appraisal Reduction Amount then allocable to the HRR Certificates) is 25% or less of the initial aggregate certificate balance of the HRR Certificates. With respect to excluded mortgage loans, an Operating Advisor Consultation Trigger Event will be deemed to exist.

Notwithstanding the foregoing, the operating advisor will generally have no obligations or consultation rights as operating advisor under the CGCMT 2019-GC43 pooling and servicing agreement with respect to any outside serviced mortgage loan or any related REO property.

The operating advisor will be subject to termination and replacement if the holders of at least 15% of the voting rights of Non-Reduced Certificates vote to terminate and replace the operating advisor and such termination and replacement is affirmatively voted for by the holders of more than 50% of the voting rights allocable to the Non-Reduced Certificates of those holders that exercise their right to vote (provided that holders entitled to exercise at least 50% of the voting rights allocable to the Non-Reduced Certificates exercise their right to vote within 180 days of the initial request for a vote). The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

See “The Pooling and Servicing Agreement—Operating Advisor” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Asset Representations Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. An asset review will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans) held by the issuing entity as of the end of the applicable collection period are at least 60 days delinquent in respect of their related monthly payments or balloon payment, if any (for purposes of this paragraph, “delinquent loans”) or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the aggregate outstanding principal balance of such delinquent loans constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans) held by the issuing entity as of the end of the applicable collection period.

The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of certificateholders evidencing not less than 25% of the voting rights requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice of such request to all certificateholders and the asset representations reviewer by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the affirmative vote of certificateholders evidencing at least 75% of the voting rights allocable to those holders that exercise their right to vote (provided that holders representing the applicable Certificateholder Quorum exercise their right to vote within 180 days of the initial request for a vote), the trustee will be required to terminate all of the rights and obligations of the asset representations reviewer under the CGCMT 2019-GC43 pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “The Pooling and Servicing Agreement—The Asset Representations Reviewer in the Preliminary Prospectus.

Dispute Resolution

Provisions	The mortgage loan sellers will be subject to the dispute resolution provisions set forth in the CGCMT 2019-GC43 pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by a mortgage loan seller and such mortgage loan seller will be obligated under the related mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result.

Generally, in the event that a Repurchase Request (as defined in the Preliminary Prospectus) is not “Resolved” (as defined below) within 180 days after the related mortgage loan seller receives such Repurchase Request, then the enforcing servicer will be required to send a notice to the “Initial Requesting Certificateholder” (if any) indicating the enforcing servicer’s intended course of action with respect to the Repurchase Request. If (a) the enforcing servicer’s intended course of action with respect to the Repurchase Request does not involve pursuing further action to exercise rights against the applicable mortgage loan seller with respect to the Repurchase Request and the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the Repurchase Request but the Initial Requesting Certificateholder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the Initial Requesting Certificateholder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. In addition, any other certificateholder or certificate owner may deliver, within the time frame provided in the CGCMT 2019-GC43 pooling and servicing agreement, a written notice requesting the right to participate in any dispute resolution consultation that is conducted by the enforcing servicer following the enforcing servicer’s receipt of the notice described in the preceding sentence.

“Resolved” means, with respect to a Repurchase Request, (i) that any material breach of representations and warranties or a material document defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the applicable mortgage loan seller has made a “loss of value payment”, (v) a contractually binding agreement has been entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles the related mortgage loan seller’s obligations under the related mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the CGCMT 2019-GC43 pooling and servicing agreement. See “The Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

STRUCTURAL OVERVIEW (continued)

Liquidated Loan Waterfall	On liquidation of any mortgage loan, all net liquidation proceeds related to the mortgage loan (but not any related companion loan) will be applied (after allocation to offset certain advances) so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any delinquent interest that was not advanced as a result of Appraisal Reduction Amounts or interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan. After the adjusted interest amount is so allocated, any remaining liquidation proceeds will be allocated to pay principal on the mortgage loan until the unpaid principal amount of the mortgage loan has been reduced to zero. Any remaining liquidation proceeds will then be allocated to pay delinquent interest that was not advanced as a result of Appraisal Reduction Amounts and any interest that accrued on any junior note(s) if such mortgage loan is an AB Modified Loan.

Credit Risk Retention	This securitization transaction will be subject to the credit risk retention rules of Section 15G of the Securities Exchange Act of 1934, as amended. An economic interest in the credit risk of the mortgage loans in this transaction is expected to be retained pursuant to risk retention regulations (as codified at 12 CFR Part 43) promulgated under Section 15G (“Regulation RR”), as a combination of (A) an “eligible vertical interest” in the form of the Combined VRR Interest, and (B) an “eligible horizontal residual interest” in the form of the HRR Certificates. Citi Real Estate Funding Inc. will act as retaining sponsor under Regulation RR for this securitization transaction and is expected, on the Closing Date, to partially satisfy its risk retention obligation through (i) the acquisition by Goldman Sachs Bank USA (or a “majority-owned affiliate” (as defined in Regulation RR) thereof) of a portion of the Combined VRR Interest, and (ii) the purchase by a third party purchaser of the HRR Certificates. For a further discussion of the manner in which the credit risk retention requirements are expected to be satisfied by Citi Real Estate Funding Inc., as retaining sponsor for this securitization transaction, see “Credit Risk Retention” in the Preliminary Prospectus.

Combined VRR Interest	Prepayment Premiums and Yield Maintenance Charges. On each Distribution Date, the Vertically Retained Percentage of each yield maintenance charge and prepayment premium collected on the mortgage loans during the related collection period (or, in the case of an outside serviced mortgage loan, that accompanied a principal prepayment included in the aggregate available funds for such Distribution Date) will be required to be distributed to the holders of the Combined VRR Interest.

Appraisal Reduction Amounts. On each Distribution Date, the Vertically Retained Percentage of any Appraisal Reduction Amounts will be allocated to the Combined VRR Interest to notionally reduce (to not less than zero) the principal balance thereof.

Investor Communications	The certificate administrator is required to include on any Form 10–D any request received from a certificateholder to communicate with other certificateholders related to certificateholders exercising their rights under the terms of the CGCMT 2019-GC43 pooling and servicing agreement. Any certificateholder wishing to communicate with other certificateholders regarding the exercise of its rights under the terms of the CGCMT 2019-GC43 pooling and servicing agreement will be able to deliver a written request signed by an authorized representative of the requesting investor to the certificate administrator.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

Cleanup Call	On any Distribution Date on which the aggregate unpaid principal balance of the mortgage loans (including mortgage loans as to which the related mortgaged properties have become REO properties) remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates and the Uncertificated VRR Interest.

If the aggregate certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates and the notional amounts of the Class X-A, Class X-B and Class X-D certificates have been reduced to zero and certain other conditions specified in the CGCMT 2019-GC43 pooling and servicing agreement are satisfied, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates) and the Uncertificated VRR Interest for the mortgage loans remaining in the issuing entity, as further described under “The Pooling and Servicing Agreement—Optional Termination; Optional Mortgage Loan Purchase” in the Preliminary Prospectus.

The Offered Certificates involve certain risks and may not be suitable for all investors. For information regarding certain risks associated with an investment in the Offered Certificates, see “Risk Factors” in the Preliminary Prospectus. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #1: 30 hudson yards

Certain images below are renderings

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 30 hudson yards

30 HUDSON YARDS

OBSERVATION DECK
SKY LOBBY
KKR
RELATED
DNB
AROSA
WELLS FARGO
WARNERMEDIA
WELLS FARGO
Collateral
Non - Collateral

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 30 hudson yards

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 30 hudson yards

MAP © 2019 CARTIFACT
DATA © OSM CONTRIBUTORS
Intrepid Sea, Air & Space Museum
Gotham West
Manhattan Plaza
PlayStation Theater
Port Authority Bus Terminal
Microsoft
NY Times Building
LINCOLN TUNNEL
LINCOLN TUNNEL ENTRANCE & EXIT
Jacob Javits Convention Center
HUDSON YARDS
West Tower
The Shops and Restaurants at Hudson Yards
Farley Post Office Building
Madison Square Garden
One Penn Plaza
30 Hudson Yards
530 West 33rd Street
New York, NY 10001
Uber Technologies
Chelsea Park
Fashion Institute of Technology
London Terrace Apartments
CHELSEA
Upper West Side
Natural History Museum
Metropolitan Museum of Art
West New York
Astoria
Upper East Side
QUEENS
Central Park
Carnegie Hall
Midtown
Long Island City
Times Square
United Nations
Empire State Building
Hudson Yards
Madison Square Garden
New York
MANHATTAN
Hoboken
NYU
SoHo
Hudson River
East River
Financial District
Jersey City
BROOKLYN

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 30 hudson yards

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller(2)		GSMC
Location (City/State)	New York, New York	Cut-off Date Balance(3)		$84,400,000
Property Type	Office	Cut-off Date Balance per SF(1)		$765.43
Size (SF)	1,463,234	Percentage of Initial Pool Balance		9.0%
Total Occupancy as of 11/6/2019	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/6/2019	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2019 / NAP	Mortgage Rate(4)		3.11000%
Appraised Value	$2,200,000,000	Original Term to Maturity (Months)		120
Appraisal Date	5/23/2019	Original Amortization Term (Months)		NAP
Borrower Sponsor	30 HY WM REIT Owner LP	Original Interest Only Period (Months)		120
Property Management	Self-Managed	First Payment Date		8/6/2019
		Maturity Date		7/6/2029

Underwritten Revenues	$164,291,079
Underwritten Expenses	$42,267,893	Escrows(5)
Underwritten Net Operating Income (NOI)	$122,023,186		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$121,730,539	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	50.9%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	50.9%	Replacement Reserve(6)	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	3.46x / 3.45x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	10.9% / 10.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$1,430,000,000	64.6%	Purchase Price	$2,155,000,000	97.4%
Borrower Sponsor Equity	781,978,273	35.4	Closing Costs	56,978,273	2.6
Total Sources	$2,211,978,273	100.0%	Total Uses	$2,211,978,273	100.0%

(1)	Calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the 30 Hudson Yards Senior Notes and excludes the 30 Hudson Yards Junior Notes.

(2)	The 30 Hudson Yards Loan is part of a loan combination that was co-originated by Deutsche Bank AG, New York Branch (“DBNY”), Goldman Sachs Bank USA and Wells Fargo Bank, National Association.

(3)	The Cut-off Date Balance of $84,400,000 represents the non-controlling note A-1-C3, note A-2-C3 and note A-2-C5, and is part of the 30 Hudson Yards Loan Combination, which is evidenced by 29 pari passu senior notes and three junior notes, and has an aggregate outstanding principal balance as of the Cut-off Date of $1,430,000,000. See “—The Mortgage Loan” below.

(4)	The Mortgage Rate of 3.11000% represents the mortgage rate of the 30 Hudson Yards Senior Notes.

(5)	See “—Escrows” below.

(6)	On each payment date from and after July 6, 2024, the borrower will be required to make monthly deposits into the replacement reserve in an amount equal to 1/12th of $0.20 per rentable square foot.

■	The Mortgage Loan. The mortgage loan (the “30 Hudson Yards Loan”) is secured by a first mortgage encumbering the borrower’s fee simple interest in a Class A office condominium located in New York, New York (the “30 Hudson Yards Property”), and is part of a loan combination (the “30 Hudson Yards Loan Combination”) evidenced by 29 pari passu senior notes with an aggregate initial principal balance of $1,120,000,000 (collectively the “30 Hudson Yards Senior Notes”) and three junior notes with an aggregate initial principal balance of $310,000,000 (collectively the “30 Hudson Yards Junior Notes”). A portion of the 30 Hudson Yards Senior Notes, with an aggregate balance of $698.0 million, and the 30 Hudson Yards Junior Notes were contributed to the Hudson Yards 2019-30HY securitization trust. The 30 Hudson Yards Loan, which is evidenced by the non-controlling note A-1-C3, note A-2-C3 and note A-2-C5, has an aggregate outstanding principal balance as of the Cut-off Date of $84,400,000 and represents approximately 9.0% of the Initial Pool Balance. The table below summarizes the promissory notes that comprise the 30 Hudson Yards Loan Combination. The relationship between the holders of the 30 Hudson Yards Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The 30 Hudson Yards Pari Passu-AB Loan Combination” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 30 hudson yards

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1-S1, A-1-S2, A-1-S3, A-2-S1, A-2-S2, A-2-S3, A-1-C1, A-1-C2, A-1-C9, A-2-C1, A-3-S1, A-3-S2, A-3-S3	$698,000,000	$698,000,000	Hudson Yards 2019-30HY	No(1)
A-1-C6, A-1-C8, A-2-C2	$100,000,000	$100,000,000	CGCMT 2019-GC41	No
A-1-C4, A-1-C5, A-1-C10	$93,200,000	$93,200,000	Benchmark 2019-B12	No
A-1-C7	$40,000,000	$40,000,000	Benchmark 2019-B13	No
A-2-C4	$20,000,000	$20,000,000	GSMS 2019-GC42	No
A-1-C3, A-2-C3, A-2-C5	$84,400,000	$84,400,000	CGCMT 2019-GC43	No
A-3-C1, A-3-C2, A-3-C3, A-3-C4, A-3-C5	$84,400,000	$84,400,000	BANK 2019-BNK19	No
B-1, B-2, B-3	$310,000,000	$310,000,000	Hudson Yards 2019-30HY	Yes(1)
Total	$1,430,000,000	$1,430,000,000

(1)	The holder of the 30 Hudson Yards Junior Notes will have the right to appoint the special servicer of the 30 Hudson Yards Loan Combination and to direct certain decisions with respect to the 30 Hudson Yards Loan Combination, unless a control appraisal event exists under the related co-lender agreement; provided that after the occurrence of a control appraisal event with respect to the 30 Hudson Yards Junior Notes, the holder of the 30 Hudson Yards Note A-1-S1 will have such rights.

The 30 Hudson Yards Senior Notes have an interest rate of 3.11000% per annum and the 30 Hudson Yards Junior Notes have an interest rate of 4.21709677% per annum, resulting in a weighted average interest rate of 3.35000% per annum on the 30 Hudson Yards Loan Combination. The proceeds of the 30 Hudson Yards Loan Combination and a new cash contribution from the borrower sponsor were primarily used to fund the acquisition of the 30 Hudson Yards Property and pay closing costs.

The 30 Hudson Yards Loan Combination had an initial term of 120 months, has a remaining term of 116 months as of the Cut-off Date and requires monthly payments of interest-only for the term of the 30 Hudson Yards Loan Combination. The scheduled maturity date of the 30 Hudson Yards Loan Combination is July 6, 2029. At any time after the earlier to occur of (i) the second anniversary of the securitization closing date of the final real estate mortgage investment conduit that includes that last portion of the 30 Hudson Yards Loan Combination and (ii) June 14, 2022, the 30 Hudson Yards Loan Combination may be (i) defeased with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents or (ii) prepaid with a payment of a yield maintenance premium. Voluntary prepayment of the 30 Hudson Yards Loan Combination is permitted on or after March 6, 2029 without payment of any prepayment premium.

■	The Mortgaged Property. The 30 Hudson Yards Property is comprised of a 1,463,234 square feet office condominium designated as the Time Warner Unit located across 26 floors within the larger 30 Hudson Yards building in New York, New York. The larger 30 Hudson Yards Building was constructed in 2019 and consists of approximately 2.6 million square feet across 68 floors (the “30 Hudson Yards Building”). The 30 Hudson Yards Building, which is 1,296 feet tall and is the second tallest office building in New York City, is designed to achieve LEED Core & Shell Gold certification, features panoramic views, outdoor terraces, a triple-height lobby, the highest outdoor observation deck in the city, direct access to restaurants and retail at The Shops at Hudson Yards and a future underground connection to the new No. 7 subway station. Collateral for the 30 Hudson Yards Loan Combination is comprised of the WarnerMedia unit, which consists of 1,463,234 rentable square feet across 26 floors (construction floors 12 through 38 and display floors 16 through 51) within the 30 Hudson Yards Building (the “WarnerMedia Unit”). Four floors are used for amenity space including a fitness center, a cafeteria, technology bar and a sky lobby. Only the WarnerMedia Unit is collateral for the 30 Hudson Yards Loan Combination.

The 30 Hudson Yards Property is subject to a condominium declaration. The 20-30 Hudson Yards Condominium is comprised of eight units: the WarnerMedia Unit (36.09% common interest), the Retail Unit (33.39% common interest), five office units (28.04% common interest collectively) and the Observation Deck Unit (2.48% common interest). In addition to the subject WarnerMedia Unit, the five office units and the Observation Deck Unit are located at the 30 Hudson Yards Building. The Retail Unit consists of the Shops at Hudson Yards, and is located adjacent to the 30 Hudson Yards Property at 20 Hudson Yards.

The borrower acquired the 30 Hudson Yards Property from TW NY Properties LLC, a wholly-owned subsidiary of Warner Media LLC (“WarnerMedia”) for $2.155 billion ($1,473 per SF) in a sale-leaseback transaction. WarnerMedia previously acquired the WarnerMedia Unit following the 2014 sale of its existing headquarters, Time Warner Center at Columbus Circle.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 30 hudson yards

As of November 6, 2019, the 30 Hudson Yards Property was 100.0% occupied by WarnerMedia. WarnerMedia, who along with parent company AT&T Inc. (“AT&T”; rated Baa2/BBB/A- by Moody’s/S&P/Fitch), has reportedly invested approximately $700 million ($478 per SF) on the fit-out of its space and at loan origination, entered into a direct 15-year triple-net lease with the borrower for the entire 30 Hudson Yards Property. WarnerMedia is in the process of consolidating all of its New York-based business segments, including Turner, HBO, Warner Bros. and CNN, into 30 Hudson Yards which will serve as WarnerMedia’s global headquarters and is expected to host approximately 5,000 employees.

WarnerMedia (formerly Time Warner Inc.) is a media and entertainment company with businesses in television networks, film and TV entertainment and publishing. Comprised of HBO, Turner, Warner Bros and CNN. WarnerMedia creates premium content, operating one of the world’s largest television and film studios, and owning a vast library of entertainment. As of December 31, 2017, WarnerMedia had approximately 26,000 employees. Prior to being acquired by AT&T, Time Warner Inc. was rated Baa2/BBB/A- by Moody’s/S&P/Fitch.

The WarnerMedia lease is a direct 15-year triple-net lease for the entire WarnerMedia Unit comprising 1,463,234 rentable square feet across 26 floors (construction floors 12 through 38 and display floors 16 through 51) within the 30 Hudson Yards Building, at an initial base rent of $75.00 per SF with 2.5% annual rent escalations. AT&T is the guarantor on the WarnerMedia lease. The WarnerMedia lease includes four, five-year extension options each at 100% of fair market rent. The WarnerMedia lease was signed in conjunction with loan origination in June 2019. There are no free rent periods or outstanding tenant improvements or leasing costs.

Additionally, the WarnerMedia lease is structured with a contraction option for up to 10 floors totaling 404,325 square feet (27.6% of rentable square feet) (the “Contraction Space”) where, on June 14, 2024, the 5th anniversary of the lease commencement date, WarnerMedia has the right to contract one or more contiguous full floors comprising floors 42 through 51. In connection with the contraction option, WarnerMedia is required to pay a contraction fee to the borrower equal to $24,000,000 for each floor contracted (the “Contraction Payment”). If WarnerMedia elects to contract more than three floors, the borrower is required to deposit with the lender an amount equal to $125 per SF of the contracted space in excess of the highest three floors, to be held by the lender as additional collateral for the 30 Hudson Yards Loan Combination (the “Contraction Escrow”), with the balance of the Contraction Payment (including with respect to the highest three floors), after payment of any amounts owed to the WarnerMedia tenant and all costs incurred in connection with the contraction, distributed to the borrower, or if a Trigger Period (defined below) exists, deposited with the lender as additional collateral for the 30 Hudson Yards Loan Combination. The Contraction Escrow will be released to the borrower in connection with the borrower’s re-leasing of the Contraction Space (or any portion of such space, subject to a cap of $125 per SF of re-let space, calculated in the aggregate across all re-let Contraction Space) with Qualified Leases that are in full force and effect in order to pay for the cost of tenant improvements, leasing commissions, leasing costs and other landlord obligations with respect to such replacement lease and (if any remaining portion of such $125 per SF cap remains after application or allocation to the foregoing amounts) to cover the payment of base rent during any initial free rent period under such replacement leases. Once all the subject Contraction Space has been re-let, any remaining funds in the Contraction Escrow after payment of such costs and the expiration of such initial free rent periods (determined on a per square foot basis), or retention in the Contraction Escrow of amounts sufficient to pay the same, will be disbursed to the borrower, or if a Trigger Period exists, deposited with the lender as additional collateral for the 30 Hudson Yards Loan Combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 30 hudson yards

A “Qualified Lease” means a replacement lease (i) with a term that extends at least five years beyond the maturity date to at least July 6, 2034; (ii) entered into in accordance with the 30 Hudson Yards Loan Combination documents and (iii) on market terms with respect to, among other things, base rent, additional rent and recoveries and tenant improvement allowances.

The following table presents certain information relating to the sole tenant at the 30 Hudson Yards Property:

Largest Owned Tenant Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	UW Gross Rent(3)	UW Gross Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
WarnerMedia	A- / Baa2 / BBB	1,463,234	100.0%	$109,742,550	100.0%	$75.00	$152,010,443	$103.89	6/30/2034	4, 5-year options
All Tenants		1,463,234	100.0%	$109,742,550	100.0%	$75.00	$152,010,443	$103.89
Vacant		0	0.0	0	0.0	0.00	0	0.00
Total / Wtd. Avg. All Owned Tenants		1,463,234	100.0%	$109,742,550	100.0%	$75.00	$152,010,443	$103.89

(1)	Based on the rent roll dated June 14, 2019.

(2)	Credit Ratings are those of the parent company and guarantor on the WarnerMedia lease, AT&T.

(3)	UW Gross Rent and UW Gross Rent $ per SF represents the base rent of $75.00 per SF plus underwritten reimbursements of $42,267,893 ($28.89 per SF), which are based on the 100% triple-net structure of the WarnerMedia lease.

The following table presents certain information relating to the lease rollover schedule at the 30 Hudson Yards Property, based on the initial lease expiration date:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	0	0.0	0.0%	0	0.0	0.00	0
2030 & Thereafter	1,463,234	100.0	100.0%	109,742,550	100.0	75.00	1
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	1,463,234	100.0%		$109,742,550	100.0%	$75.00	1

(1)	The tenant has contraction options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in this rollover schedule.

(2)	Based on the underwritten rent roll dated June 14, 2019.

The following table presents certain information relating to historical leasing at the 30 Hudson Yards Property:

Historical Leased %(1)(2)

	2015	2016	2017	2018	As of 11/6/2019
Owned Space	NAP	NAP	NAP	NAP	100.0%

(1)	Based on the underwritten rent roll dated June 14, 2019.

(2)	The 30 Hudson Yards Property was completed in 2019, therefore there is no historical leasing information.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 30 hudson yards

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the 30 Hudson Yards Property:

Cash Flow Analysis

	Underwritten	Underwritten $ per SF
Base Rent	$109,742,550	$75.00
Rent Steps(1)	2,743,564	1.88
Straight Line Rent Credit(2)	14,618,240	9.99
Gross Up Vacancy	0	0.00
Reimbursements	42,267,893	28.89
Other Income	0	0.00
Vacancy & Credit Loss(3)	(5,081,167)	(3.47)
Effective Gross Income	$164,291,079	$112.28

Real Estate Taxes (PILOT)(4)	$21,270,425	$14.54
Insurance	1,547,918	1.06
Condo Association Fees	5,847,159	4.00
Management Fee(5)	1,000,000	0.68
Other Operating Expenses	12,602,391	8.61
Total Operating Expenses	$42,267,893	$28.89

Net Operating Income	$122,023,186	$83.39
TI/LC	0	0.00
Capital Expenditures	292,647	0.20
Net Cash Flow	$121,730,539	$83.19

Occupancy(6)	100.0%
NOI Debt Yield(7)	10.9%
NCF DSCR(8)	3.45x

(1)	Underwritten Rent Steps includes the first annual rent step to $76.88 per SF in June 2020.

(2)	Straight Line Rent Credit given to (i) the WarnerMedia non-contraction space through the fully-extended lease term and (ii) the WarnerMedia Contraction Space through June 2024 (the month in which the contraction option may be exercised).

(3)	Vacancy & Credit Loss represents an underwritten economic vacancy of 3.0%.

(4)	Real Estate Taxes (PILOT) is underwritten to the average of the projected PILOT payments over the 15-year lease term.

(5)	Management Fee is set to 1.5% of Effective Gross Income as calculated under the management agreement, capped at $1.0 million.

(6)	Occupancy is based on the underwritten rent roll dated June 14, 2019.

(7)	NOI Debt Yield is calculated based on the aggregate outstanding principal balance as of the Cut-off Date of the 30 Hudson Yards Senior Notes.

(8)	NCF DSCR is based on the interest-only debt service payments of the 30 Hudson Yards Senior Notes.

■	Appraisal. According to the appraisal, the 30 Hudson Yards Property had an “as-is” appraised value of $2,200,000,000 as of an effective date of May 23, 2019.

Appraisal Approach	“As-Is” Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$2,225,000,000	N/A	4.75%
Discounted Cash Flow Approach	$2,200,000,000	5.75%	5.25%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. According to a Phase I environmental report, dated May 30, 2019, the environmental consultant did not identify evidence of any recognized environmental conditions.

■	Market Overview and Competition. The 30 Hudson Yards Property is located at 530 West 33rd Street on the southwest corner of 33rd Street and 10th Avenue in New York, New York. Per the appraisal, the Manhattan office market saw leasing velocity rise 46.0% in Q4 2018 on a year-over-year basis and up 43.9% when compared to the ten-year average. Manhattan leasing in Q4 2018 was one of the strongest on record for the 2018 year, totaling 43.2 million square feet. As of Q1 2019, average asking rents in Manhattan were $76.12 per SF, slightly down from the 2018 average of $76.30 per SF. Availability saw a slight increase from 12.2% to 12.3% from year-end 2018 to Q1 2019. Midtown average asking rents remained flat for Q1 2019, at $82.02 per SF. The Far West Side, Plaza District, and Park Avenue submarkets represent the submarkets with the three highest overall asking rents in all of Manhattan, with all 3 submarkets averaging above $100 per SF. These submarkets tend to have higher rents due to newer, boutique office product, high demand, and high leasing activity. Midtown Manhattan has a higher mix of Class A trophy buildings that range from the new construction occurring in Hudson Yards and Midtown East, to the classic, staple buildings located along Park Avenue and Plaza District.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 30 hudson yards

Hudson Yards is an approximately 28-acre area on the far West Side of Manhattan, bounded by West 30th St., West 33rd Street, 10th Avenue and 12th Avenue. Hudson Yards is the cornerstone of the greater Hudson Yards District, which recently has been rezoned to accommodate nearly 40 million square feet of new mixed-use development. Due to the rezoning, the Hudson Yards District has the capacity to include approximately 26 million square feet of new office development, approximately 20,000 housing units, approximately three million square feet of hotel space, a public school, approximately two million square feet of retail space and more than 20 acres of public open space. The neighborhood transformation will be facilitated by the recently-completed extension of the No. 7 subway line from Grand Central Station, with the final station located immediately adjacent to the Hudson Yards site.

The 30 Hudson Yards Property is located in the Far West Side submarket of Manhattan. As of Q1 2019, the submarket was home to approximately 6.9 million square feet of commercial real estate space, with a vacancy rate of 2.4% and average asking rent of $119.03 per SF. The Far West Side submarket has transformed in recent years due to the establishment of the Hudson Yards development. This development has encompassed a variety of office buildings, residential buildings, retail stores and parks. Many office tenants have decided to relocate from Midtown to the Far West Side. As a result of the new developments, average asking rents increased approximately 18.5% throughout 2017 from $100.38 per SF as of Q1 2017 to $118.94 per SF as of Q4 2017. For the same time period, the average vacancy rate decreased from 20.7% as of Q1 2017 to 3.8% as of Q4 2017. Both average asking rent and the vacancy rate have slightly improved as of Q1 2019 at $119.03 per SF and 2.4%, respectively.

In order to compare contract rent at the 30 Hudson Yards Property with market standards, the appraiser adjusted the base rent to reflect the modified gross equivalent rent. The appraisal’s modified gross equivalent contract rent at the 30 Hudson Yards Property was $106.01 per SF, which includes contract rent of $75.00 per SF, real estate taxes of $13.85 per SF and operating expenses of $17.15 per SF. The appraisal determined a modified gross equivalent market rent at the 30 Hudson Yards Property of $100.00 per SF for floors 16 through 24, $110.00 per SF for floors 35 through 43 and $120.00 per SF for floors 44 through 51, for an overall average of $108.24 per SF. The WarnerMedia lease provides for an initial base rent of $75.00 per SF for all floors.

The following chart summarizes comparable office leases per the appraisal. Due to the lack of large single tenant building leases available in the marketplace, the appraiser identified comparable single-tenant and large headquarter leases within comparable properties that would directly compete with the WarnerMedia lease. The most comparable leases to the WarnerMedia lease are Deutsche Bank’s recent lease at Time Warner Center and Blackrock’s lease at 50 Hudson Yards:

Large Headquarter and Net Lease Comparables(1)

Property Name	Tenant Name	Lease Year	Term (mos.)	Tenant Size (SF)	Contract Net Rent per SF	Modified Gross Rent per SF	Free Rent (mos.)
30 Hudson Yards Property	WarnerMedia	2019	120	1,463,234	$75.00(2)	$106.01	0
50 Hudson Yards	Blackrock	2017	264	847,081	$91.00	$128.50	21
1100 Avenue of the Americas	Bank of America	2018	240	357,940	NAP	$118.00	17
424 Fifth Avenue	WeWork	2018	240	697,029	$108.74	$129.97	12
One Columbus Circle	Deutsche Bank	2019	264	1,063,104	$73.01	$119.00	15
Total / Wtd. Avg.(3)			255	2,965,154	$88.41	$124.17	16

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated June 14, 2019.

(3)	Total / Wtd. Avg. excludes the 30 Hudson Yards Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 30 hudson yards

Summary of Comparable Office Leases (1)

Property Name	Tenant Name	Lease Year	Term (mos.)	Lease Type	Tenant Size (SF)	Base Rent per SF	Free Rent (mos.)
55 Hudson Yards	Apple	Feb-2019	135	Modified Gross	29,881	$104.00	12
520 Madison Avenue	Madison Realty Capital	Feb-2019	128	Modified Gross	19,000	$118.00	8
425 Park Avenue	Citadel	Jan-2019	150	Modified Gross	161,200	$178.27	14
1095 Avenue of the Americas	Lloyds Bank	Jan-2019	120	Modified Gross	34,846	$150.00	0
1114 Avenue of the Americas	Vinson & Elkins, LLP	Jan-2019	192	Modified Gross	76,497	$95.00	12
50 Hudson Yards	Confidential	Jan-2019	120	Modified Gross	400,000	$110.00	18
1 Vanderbilt Avenue	TD Securities	Dec-2018	198	Modified Gross	118,872	$130.00	18
55 Hudson Yards	Third Point	Nov-2018	120	Modified Gross	89,043	$130.00	13
1114 Avenue of the Americas	The Trade Desk	Nov-2018	144	Modified Gross	95,580	$139.00	12
441 Ninth Avenue	Peloton Interactive, LLC	Nov-2018	180	Modified Gross	312,000	$106.66	22.5
55 Hudson Yards	Vista Equity Partners	Nov-2018	192	Modified Gross	28,429	$104.00	13
1271 Avenue of the Americas	Bessemer Trust Company	Sep-2018	264	Modified Gross	236,631	$107.00	0
1 Vanderbilt Avenue	The Carlyle Group	July-2018	189	Modified Gross	95,367	$166.00	9
66 Hudson Boulevard	AllianceBernstein	May-2018	240	Modified Gross	186,226	$105.00	16
390 Madison Avenue	JP Morgan Chase	Mar-2018	128	Modified Gross	417,157	$94.40	20
Total / Wtd. Avg.			168		2,300,729	$116.14	15

(1)	Source: Appraisal.

■	The Borrower. The borrower is 30 HY WM Unit Owner LP, a single-purpose, single-asset entity with two independent directors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 30 Hudson Yards Loan Combination. The sponsor of the borrower, 30 HY WM REIT Owner LP (the “Borrower Sponsor”), is a joint venture among RSA 30 HY WM LLC (the “Related Partner”), RFM Cactus NYSS 30HY Sub LLC (the “ASRS/Related JV”), Allianz U.S. Private REIT LP (“Allianz REIT”) and APKV US Private REIT LP (“APKV REIT”). The Related Partner holds 1.01% direct equity interest of the Borrower Sponsor, ASRS/Related JV holds 49.99% direct equity interest of the Borrower Sponsor, APKV REIT holds 4.9% direct equity interest of the Borrower Sponsor, and Allianz REIT holds 44.1% direct equity interest of the Borrower Sponsor. The 30 Hudson Yards Loan Combination is recourse to the borrower, and there is no separate recourse guarantor.

The Related Companies, L.P. (“Related”) is a privately owned real estate firm in the United States. Founded by Stephen M. Ross in 1972, Related is a fully integrated, highly diversified company with experience in development, acquisition, management, finance, marketing and sales. Headquartered in New York City, Related has offices and major developments in Boston, Chicago, Los Angeles, San Francisco, South Florida, Washington, DC and London, and has a team of approximately 4,000 professionals.

Arizona State Retirement System (“ASRS”) is a state agency that administers a pension plan, long term disability plan, retiree health insurance plans and other benefits to qualified government workers for the state of Arizona. More than a half-million of Arizona’s public servants belong to the ASRS, which encompasses state employees, the three state universities, community college districts, school districts and charter schools, all 15 counties, most cities and towns, and a variety of political subdivisions, such as fire and water districts.

Allianz is a European financial services company headquartered in Munich, Germany with core businesses in insurance and asset management. As of year-end 2018, the Allianz had approximately €1,961 billion of assets under management. In the United States, investment advisory services are provided by, Allianz Global Investors Solutions and PIMCO.

■	Escrows. The 30 Hudson Yards Loan Combination did not require upfront reserves.

During a Trigger Period, the borrower is required to fund the following reserves with respect to the 30 Hudson Yards Loan Combination: (i) a tax reserve in an amount equal to 1/12th of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period, (ii) if an acceptable blanket policy is not in place, an insurance reserve in an amount equal to 1/12th of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period, (iii) a replacement reserve in an amount equal to 1/12th of $0.20 per SF and (iv) a condominium reserve in an amount equal to 1/12th of the amount that the lender estimates will be necessary to pay common charges over the then succeeding 12-month period.

In addition, regardless of whether a Trigger Period exists, on each payment date from and after July 6, 2024, replacement reserves will be required in a monthly amount equal to 1/12th of $0.20 per SF.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 30 hudson yard

■	Lockbox and Cash Management. The 30 Hudson Yards Loan Combination is structured with a hard lockbox and springing cash management. During the continuance of a Trigger Period, the borrower is required to send tenant direction letters to all tenants of the 30 Hudson Yards Property instructing them to deposit all rents and other payments into the lockbox account controlled by the lender, and any funds received by the borrower or the property manager are required to be immediately deposited in the lockbox account. During a Trigger Period, all funds in the lockbox account are required to be transferred on each business day into a cash management account established for the sole and exclusive benefit of the lender and applied to all required payments and reserves, as set forth in the 30 Hudson Yards Loan Combination documents, all property costs and expenses contained in the lender-approved budget and, thereafter, minimum distributions to holders of preferred shares issued by the REIT in a maximum amount not to exceed $100,000 per annum and all property costs and expenses contained in the lender-approved budget and, thereafter, minimum distributions to holders of preferred shares issued by the REIT in a maximum amount not to exceed $100,000 per annum, with any excess funds being held by the lender in a lease sweep reserve or cash collateral account, as applicable, as additional collateral for the 30 Hudson Yards Loan Combination. Under certain circumstances and for limited purposes described in the 30 Hudson Yards Loan Combination documents, the borrower may request disbursements of such excess cash flow.

A “Trigger Period” means a period during which (i) an event of default under the 30 Hudson Yards Loan Combination documents has occurred until cured, (ii) the debt yield falling below 6.50% for any calendar quarter (“Low Debt Yield Trigger”) until the debt yield is equal to or greater than 6.50% for two consecutive calendar quarters or (iii) upon the occurrence of a Lease Sweep Period until such Lease Sweep Period is cured as described below. In addition, the borrower has the right to cure a Low Debt Yield Trigger by delivering cash collateral or an acceptable letter of credit to the lender in an amount that, if applied to reduce the outstanding principal balance of the 30 Hudson Yards Loan Combination, would cause the debt yield test to be satisfied.

Notwithstanding the foregoing, so long as the WarnerMedia lease remains in full force and effect, in the event the debt yield falls below the Low Debt Yield Trigger as a result of the WarnerMedia tenant’s exercise of its contraction right with respect to any Contraction Space, the foregoing minimum debt yield requirement and cash flow sweep upon a Low Debt Yield Trigger will not apply until such time as the debt yield has increased to (or above) the Low Debt Yield Trigger (in which event, and thereafter, the minimum debt yield requirement, and cash flow sweep upon a Low Debt Yield Trigger, will again be applicable). Any letters of credit provided as described above are subject to an aggregate cap of 10% of the loan amount and other criteria to be set forth in the 30 Hudson Yards Loan Combination documents.

A “Lease Sweep Period” will commence upon the occurrence of (a) a bankruptcy, insolvency or similar event of the Major Tenant or lease guarantor, (b) failure to pay base rent or other material monetary or material nonmonetary defaults by a Major Tenant under its Major Lease beyond all notice and cure periods thereunder, (c) the Major Tenant going dark (i.e. ceases operations at its leased premises with respect to a portion of its leased premises such that the Major Tenant is no longer operating 800,000 rentable square feet (less contraction space that has been relet)), with subleases not counting as dark space except during the last two years of the term of the 30 Hudson Yards Loan Combination, (d) notice of (or actual) termination, cancellation, surrender, contraction of a portion of its leased premises such that the Major Tenant is no longer occupying 800,000 gross square feet or non-renewal of such Major Tenant’s lease, or (e) a decline in the credit rating of AT&T (or of any lease guarantor of a replacement tenant that has a rating of at least “BB-” at the time of replacement) below “BB-” or the equivalent by any of the rating agencies. For the avoidance of doubt, the exercise by the WarnerMedia tenant of its contraction option for all or any portion of the Contraction Space will not, in and of itself, constitute a Lease Sweep Period.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 30 hudson yards

 A Lease Sweep Period may be cured as follows: (i) with respect to any Lease Sweep Period, at such time as the borrower has reserved with the lender into the lease sweep reserve (or has delivered a letter of credit (satisfying criteria to be set forth in the 30 Hudson Yards Loan Combination documents) reasonably acceptable to the lender) an amount equal to $125 (or, if the only Lease Sweep Period is pursuant to clause (e) above, $50 or, if the only Lease Sweep Period is pursuant to clause (c) above, $87) per rentable square foot of the applicable lease sweep, (ii) in the case of a Lease Sweep Period under clause (a), (1) if the Major Tenant became subject to a bankruptcy proceeding, (A) the Major Lease has been assumed (but not assigned) by the Major Tenant without any negative material change in the economics, scope or duration of such Major Lease and a plan of reorganization has been confirmed as to the Major Tenant and the effective date of such plan of reorganization has occurred or (B) the assignment and assumption of the Major Lease by an unaffiliated third party assignee pursuant to an assignment approved in the bankruptcy proceeding by non-appealable court order and execution of a guaranty by a replacement guarantor; and (2) if the guarantor under the Major Lease became subject to a bankruptcy proceeding, (A) the Major Lease has remained in effect and no base rent default or material monetary or material non-monetary default has occurred and is continuing (other than a bankruptcy of the Major Tenant, provided in such case, clause (1) above will also apply), and a plan of reorganization has been confirmed as to the guarantor of the Major Lease and the effective date of such plan of reorganization has occurred (and, if applicable, clause (1)(B) above has been satisfied) or (B) the assignment and assumption of the Major Lease by an unaffiliated third party assignee pursuant to an assignment approved in the bankruptcy proceeding by non-appealable court order and execution of a guaranty by a replacement guarantor, (iii) in the case of a Lease Sweep Period under clause (b), a cure by the Major Tenant of the applicable default under its Major Lease, (iv) in the case of a Lease Sweep Period under clause (c), the Major Tenant is operating at least 800,000 rentable square feet of its leased premises (less contraction space that has been relet), which will include subleased space except during the last two years of the term of the 30 Hudson Yards Loan Combination or (v) in the case of a Lease Sweep Period under clauses (c) or (d), (x) the borrower’s re-leasing of the affected portion of the leased premises (or 95% of such affected portion if the contraction option has not been exercised by WarnerMedia tenant) pursuant to qualified leases and (y) the completion and payment in full of all tenant improvements, leasing commissions, leasing costs and other landlord obligations of an inducement nature with respect to such leases, all free and abated rent periods will have expired and full rent thereunder commenced (or either (A) sufficient reserves therefor have been escrowed with the lender or (B) the borrower has delivered a letter of credit to the lender (satisfying criteria in the 30 Hudson Yards Loan Combination documents) reasonably acceptable to the lender to secure the payment of such costs and free or abated rent).

“Major Lease” means the WarnerMedia lease, and any replacement lease covering all or substantially all of the space currently demised under the WarnerMedia lease (which, for this purpose, if the Contraction Option is exercised, will not include any tenant under a lease with respect to the Contraction Space.

“Major Tenant” will mean a tenant under a Major Lease.

■	Property Management. The 30 Hudson Yards Property is self-managed by WarnerMedia or its affiliate. If WarnerMedia is no longer managing the 30 Hudson Yards Property, the borrower is required to cause the 30 Hudson Yards Property to be managed by a property manager, subject to certain qualifications set forth in the 30 Hudson Yards Loan Combination documents.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #1: 30 hudson yards

■	Current Mezzanine or Secured Subordinate Indebtedness. The 30 Hudson Yards Loan Combination consists of 29 pari passu senior notes with an aggregate initial principal balance of $1,120,000,000 and three junior notes, with an aggregate initial principal balance of $310,000,000. Based on the total combined debt of $1,430,000,000, the Cut-off Date LTV Ratio, Maturity Date LTV Ratio, DSCR Based on Underwritten NCF and Debt Yield Based on Underwritten NOI are illustrated below:

Financial Information

	30 Hudson Yards Senior Notes	30 Hudson Yards Loan Combination
Cut-off Date Balance	$1,120,000,000	$1,430,000,000
Cut-off Date LTV Ratio	50.9%	65.0%
Maturity Date LTV Ratio	50.9%	65.0%
DSCR Based on Underwritten NCF	3.45x	2.51x
Debt Yield Based on Underwritten NOI	10.9%	8.5%

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	IDA / PILOT. The borrower leases the 30 Hudson Yards Property to the New York City Industrial Development Agency (the “Agency”) pursuant to a lease (the “Company Lease”), and the Agency subleases the 30 Hudson Yards Property back to the borrower (the “Agency Lease”) (the Company Lease and Agency Lease, collectively the “IDA Leases”). The benefits of this lease structure to the borrower are a mortgage recording tax exemption and real property tax abatements. As such, the borrower pays installment payments in lieu of real estate taxes as the rent under the Agency Lease (the “PILOT Payments”). In order for the PILOT Payments to achieve the same priority as would real estate tax payments (i.e., ahead of any mortgage or other lien), the borrower (with the Agency as holder of the leasehold under the Company Lease) provided mortgages in favor of the Hudson Yards Infrastructure Corporation, a not-for-profit local development corporation (“HYIC”) to secure the PILOT Payments (collectively, the “PILOT Mortgage”). The HYIC has issued Hudson Yards revenue bonds for which the PILOT Payments are used to repay the bondholders. The term of the IDA Leases runs to June 30, 2044 (such period, the “Initial Term”), with annual automatic extensions thereof for a term of one year, unless within 60 days preceding the expiration of the current term the Agency provides written notice of termination to the borrower (such date, the “Expiration Date”); provided that after the Initial Term the IDA Leases will automatically terminate within 60 days after the repayment in full or defeasance of any Hudson Yards revenue bonds issued by HYIC for which an assignment of the PILOT amount payable under the Agency Lease is used to repay the bondholders.

■	Terrorism Insurance. Terrorism coverage is provided by a stand-alone policy that provides coverage for terrorism in an amount equal to the full replacement cost of the 30 Hudson Yards Property, with limits of $5.5 billion per occurrence and in the aggregate, subject to a $100,000 deductible. Business interruption is provided for an actual loss sustained basis up to the full policy limit for a period of 36 months plus an additional 12-month extended period of indemnity. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: Kawa Mixed-USe Portfolio II

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: Kawa Mixed-USe Portfolio II

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: Kawa Mixed-USe Portfolio II

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	4	Loan Seller		CREFI
Location (City/State)(1)	Various	Cut-off Date Balance		$78,000,000
Property Type(1)	Various	Cut-off Date Balance per SF		$177.52
Size (SF)	439,375	Percentage of Initial Pool Balance		8.3%
Total Occupancy(2)	100.0%	Number of Related Mortgage Loans		2
Owned Occupancy(2)	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation(1)	Various / 2018	Mortgage Rate		3.37000%
Appraised Value(1)	$120,900,000	Original Term to Maturity (Months)		120
Appraisal Date(1)	Various	Original Amortization Term (Months)		NAP
Borrower Sponsor	Kawa Capital Partners LLC	Original Interest Only Period (Months)		120
Property Management(3)	CBRE, Inc. and Younger Partners Property Services, LLC	First Payment Date		12/6/2019
		Maturity Date		11/6/2029

Underwritten Revenues	$8,890,622
Underwritten Expenses	$1,181,445	Escrows(5)
Underwritten Net Operating Income (NOI)	$7,709,177		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,202,898	Taxes	$0	$22,603
Cut-off Date LTV Ratio(4)	64.5%	Insurance	$0	$0
Maturity Date LTV Ratio(4)	64.5%	Replacement Reserve	$0	$3,999
DSCR Based on Underwritten NOI / NCF	2.89x / 2.70x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.9% / 9.2%	Other(6)	$11,038,903	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$78,000,000	87.6%	Loan Payoff	$75,016,388	84.3%
Other Sources(7)	11,038,903	12.4	Upfront Reserves(7)	11,038,903	12.4
			Principal Equity Distribution	2,292,448	2.6
			Closing Costs	691,164	0.8
Total Sources	$89,038,903	100.0%	Total Uses	$89,038,903	100.0%

(1)	See “—The Mortgaged Properties” below.

(2)	Based on the underwritten rent rolls dated as of March 1, 2019 for the Flowserve Property (as defined below), April 1, 2019 for the Arrow Electronics Property (as defined below) and July 1, 2019 for the Caris Life Sciences Property (as defined below) and December 31, 2018 for the L3 Technologies Property (as defined below).

(3)	See “—Property Management” below.

(4)	Cut-off Date LTV Ratio and Maturity Date LTV Ratio are calculated based on a combination of As-Is appraised values and As-Stabilized values. The Caris Life Sciences Property had an As-Is appraised value of $21,800,000 as of September 9, 2019 and a “Prospective Market Value Upon Stabilization” of $34,300,000 as of July 1, 2022. The Caris Life Sciences Property is 100.0% leased, but the tenant is scheduled to take occupancy in phases beginning in July 2020 and ending in July 2022. As such the appraisal determined a stabilization discount to account for downtime, free rent and tenant improvements. $11,038,903 was reserved for the items associated with the stabilization discount. Cut-off Date LTV Ratio and Maturity Date LTV Ratio are 64.5% when calculated based on the Prospective Market Value Upon Stabilization.

(5)	See ““—Escrows” below.

(6)	Other Upfront reserve represents $11,038,903 for Caris Life Sciences tenant improvement and free rent funds.

(7)	Other Sources represents the transfer of a $11,038,903 reserve for Caris Life Sciences tenant improvement and free rent funds from the prior debt on the Kawa Mixed-Use Portfolio II Properties. The $11,038,903 has been reserved for in connection with the origination of the Kawa Mixed-Use Portfolio II Loan.

■	The Mortgage Loan. The mortgage loan (the “Kawa Mixed-Use Portfolio II Loan”) is secured by a first mortgage encumbering the borrowers’ fee simple interest in a four-property office, mixed use and industrial portfolio located in Colorado, Texas, Massachusetts and Washington, comprising 439,375 SF of net rentable area (the “Kawa Mixed-Use Portfolio II Properties”). The Kawa Mixed-Use Portfolio II Loan had an original principal balance of $78,000,000, has a Cut-off Date Balance of $78,000,000 and represents approximately 8.3% of the Initial Pool Balance. The Kawa Mixed-Use Portfolio II Loan, which accrues interest at a fixed rate of 3.37000% per annum, was originated by CREFI on October 7, 2019. The proceeds of the Kawa Mixed-Use Portfolio II Loan were primarily used to refinance prior bridge debt totaling $74.8 million which was previously held on CREFI’s balance sheet, pay closing costs and return equity to the borrower sponsor. The aggregate purchase price for the four properties was approximately $115.9 million.

The Kawa Mixed-Use Portfolio II Loan has an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Kawa Mixed-Use Portfolio II Loan requires monthly payments of interest only for the term of the Kawa Mixed-Use Portfolio II Loan. The scheduled maturity date of the Kawa Mixed-Use Portfolio II Loan is the due date in November 2029. At any time after the second anniversary of the securitization closing date, the Kawa Mixed-Use Portfolio II Loan may be (i) defeased with certain “government securities” as permitted under the Kawa Mixed-Use Portfolio II Loan documents, or (ii) prepaid with payment of a yield maintenance premium no less than 1% of the amount to be prepaid. Voluntary prepayment of the Kawa Mixed-Use Portfolio II Loan is permitted on or after the due date occurring in August 2029 without payment of any prepayment premium.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: Kawa Mixed-USe Portfolio II

■	The Mortgaged Properties. The Kawa Mixed-Use Portfolio II Properties are comprised of 439,375 SF of office, laboratory, industrial and manufacturing space across four locations in Colorado, Texas, Massachusetts and Washington.

Portfolio Summary(1)

Property Name	Year Built / Renovated	SF	Allocated Loan Cut-off Date Balance	% Allocated Loan Original Balance	Appraisal Date	Appraised Value	% Appraised Value	UW NCF	% of UW NCF
Arrow Electronics	2000 / NAP	128,500	$28,500,000	36.5%	09/06/2019	$40,700,000	37.5%	$2,342,841	32.5%
Caris Life Sciences	2018 / NAP	114,500	21,900,000	28.1	09/09/2019	21,800,000(2)	20.1	1,940,570	26.9
L3 Technologies	1986 / 2018	140,000	18,300,000	23.5	09/09/2019	31,900,000	29.4	2,072,389	28.8
Flowserve	2018 / NAP	56,375	9,300,000	11.9	09/06/2019	14,000,000	12.9	847,097	11.8
Total / Wtd. Avg.		439,375	$78,000,000	100.0%		$108,400,000	100.0%	$7,202,898	100.0%

(1)	Based on the underwritten rent rolls dated as of April 1, 2019 for the Arrow Electronics Property, July 1, 2019 for the Caris Life Sciences Property, March 1, 2019 for the Flowserve Property and December 31, 2018 for the L3 Technologies Property included in the Kawa Mixed-Use Portfolio II Loan documents.

(2)	The Caris Life Sciences Property also had a “Prospective Market Value Upon Stabilization” of $34,300,000 as of July 1, 2022 and a “Hypothetical Market Value As Dark” of $24,400,000 as of September 9, 2019.

Arrow Electronics

Arrow Electronics is the largest property based on the allocated loan amount and is a four-story, Class A, single-tenant office building totaling 128,500 SF, located at 9201 East Dry Creek Road in Centennial, Colorado (the “Arrow Electronics Property”). The improvements were constructed in 2000 and are situated on a 9.09-acre site. The Arrow Electronics Property is located approximately 15 miles southeast of downtown Denver in an area that provides office space within several business parks. The Arrow Electronics Property’s average floor size is 32,125 SF with the first floor having a variety of uses including the lobby, a 1,500 SF fitness center with an exercise classroom operated by Elevation Fitness, a 2,500 SF full service kitchen operated by Aramark Services, a cafeteria with an outdoor wrap-around patio, conference training rooms, and a mail room. Floors two through four consist of office space for the tenant with executive offices located on the west wing of the fourth floor. Each of floor two, three, and four, also includes a full kitchenette. The Arrow Electronics Property has an parking lot that provides a ratio of 4.07 spaces per 1,000 SF. In addition, the Arrow Electronics Property has three electric car charging stations and three 3,000-pound elevators, which were recently upgraded in March 2019.

The Arrow Electronics Property is 100.0% leased to Arrow Electronics, Inc. (NYSE: ARW), a global provider of products, services, and solutions to industrial and commercial users of electronic components and enterprise computing solutions. Arrow Electronics, Inc. (Moody’s: Baa3; S&P: BBB-; Fitch: BBB-) was founded in 1935 and has a worldwide customer base that consists of original equipment manufacturers, value-added resellers, managed service providers, contract manufacturers and other commercial customers. The company has two business segments, the global components business and the global enterprise computing solutions business. Arrow Electronics, Inc. has occupied 100% of the property since June 2014 and signed a fifteen-year extension in 2017 that will expire in March 2033. The extension includes two, five-year renewal options. In addition, Arrow Electronics, Inc. leased 100.0% of the building located across the street at 9151 East Panorama Circle.

Caris Life Sciences

Caris Life Sciences is the second largest property based on the allocated loan amount and is a two-story Class A, single-tenant office building totaling 114,500 SF, located at 3600 West Royal Lane in Irving, Texas on an 8.5 acre site (the “Caris Life Sciences Property”). The Caris Life Sciences Property features 652 surface parking spaces at 5.7 spaces per 1,000 SF of NRA. The improvements feature reinforced concrete foundation with concrete and glass exterior frame. Roofing is flat with tempered glass windows.

The Caris Life Sciences Property is 100.0% leased to Caris Life Sciences and serves as the company’s global headquarters. Caris Life Sciences is a global leader in precision oncology and molecular intelligence. Caris Life Sciences executed a 15-year lease in three phases beginning in July 2020 with Phase II and Phase III set to commence in July 2021 and July 2022, respectively. The lease includes 2.0% annual rent increases as well as two, five-year renewal options. Caris Life Sciences relocated to the property from its existing 26,000 SF facility, which is located nearby along West John Carpenter Freeway.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: Kawa Mixed-USe Portfolio II

L3 Technologies

L3 Technologies is the third largest property based on the allocated loan amount and is a single-tenant, two-story Class B office building totaling 140,000 SF, located at 1 Radcliff Road in Tewksbury, Massachusetts approximately 1.5 miles from Interstate 495 (the “L3 Technologies Property”). The improvements were constructed in 1986 renovated in 2018, and are situated on a 16.87-acre site. The L3 Technologies Property is located in a Defense/Biotech corridor with neighboring tenants such as Raytheon Company (NYSE: RTN), Thermo Fisher (NYSE: TMO), and IDEX Biometrics (NYSE: IDAXF). The L3 Technologies Property recently underwent a complete reconstruction in 2018 to make it a competitive office property. The renovations included complete demolition and reconstruction of the lobby, entry, café, office, meeting, and gathering areas, lighting, ceiling, bathroom, and new HVAC.

The L3 Technologies Property is 100% leased to a credit tenant, L3 Technologies, Inc. (“L3 Technologies”) with a lease that commenced on October 7, 2018 and will expire on April 30, 2029. The triple net lease includes 2.5% annual rent increases and two, five-year renewal options. Founded in 1997 and headquartered in New York, New York, L3 Technologies Inc. (Moody’s: Baa3; S&P: BBB; Fitch: BBB), the sixth largest aerospace and defense contractor, provides advanced defense and commercial technologies. L3 Technologies has a presence in eleven countries with over 50,000 employees. Some of its biggest customers include the U.S. Department of Defense, U.S. Department of Homeland Security, U.S. intelligence agencies, NASA, aerospace contractors, commercial telecommunications, and wireless customers.

Flowserve

Flowserve is the fourth largest property based on the allocated loan amount and is a single-story, Class A, single-tenant, industrial building totaling 56,375 SF, located at 7075 South 5th Street in Ridgefield, Washington (the “Flowserve Property”). The improvements were completed in March of 2018 as a built-to-suit for Flowserve US, Inc. and are situated on a 3.93 acre-site. The Flowserve Property is utilized as manufacturing (85% of NRA) and office space (15% of NRA). The Flowserve Property has an asphalt paved parking lot that provides a ratio of 1.53 spaces per 1,000 SF.

The Flowserve Property is 100.0% leased to Flowserve US, Inc. the obligations of which are guaranteed by the tenant’s parent company, Flowserve Corporation (“Flowserve”) (NYSE: FLS) (Moody’s: Baa3; S&P: BBB-; Fitch: BBB-). The Flowserve lease commenced on April 1, 2018 and will expire on October 31, 2033. The lease includes 1.75% annual rent increases, with two, five-year renewal options. Flowserve designs, manufactures, distributes, and services industrial and environmental flow management equipment for over 10,000 international companies. Flowserve operates through three segments, Engineered Product Division (EPD), Flow Control Division (FCD), and Industrial Product Division (IPD). The Flowserve Property’s tenant is part of the IPD segment, which provides pre-configured industrial pumps and systems, manufactures replacement parts and related equipment, and also offers support services. Flowserve relocated to the Flowserve Property from its 18,000 SF facility in Vancouver, Washington (10 miles south) where it had been since the 1970s. Flowserve reported total revenues of $3.83 billion, total assets of $4.62 billion, and net income of $119.7 million for the fiscal year ending December 31, 2018.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: Kawa Mixed-USe Portfolio II

The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at the Kawa Mixed-Use Portfolio II Properties:

Largest Owned Tenants by Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Arrow Electronics (4)	BBB- / Baa3 / BBB-	128,500	29.2%	$2,655,083	32.5%	$20.66	3/31/2033	2, 5-year options
L3 Technologies, Inc.	BBB / Baa3 / BBB	140,000	31.9	2,352,710	28.8	$16.81	4/30/2029	2, 5-year options
Caris Life Sciences(5)		114,500	26.1	2,232,750	27.3	$19.50	6/30/2035	2, 5-year options
Caris MPI, Inc. PH1		57,250	13.0	1,116,375	13.7	$19.50	6/30/2035
Caris MPI, Inc. PH2		28,625	6.5	558,188	6.8	$19.50	6/30/2035
Caris MPI, Inc. PH3		28,625	6.5	558,188	6.8	$19.50	6/30/2035
Flowserve US, Inc.	BBB- / Baa3 / BBB-	56,375	12.8	936,562	11.5	$16.61	10/31/2033	2, 5-year options
Largest Owned Tenants		439,375	100.0%	$8,177,105	100.0%	$18.61
Vacant		0	0.0	0	0.0	$0.00
Total / Wtd. Avg. All Tenants		439,375	100.0%	$8,177,105	100.0%	$18.61

(1)	Based on the underwritten rent rolls dated as of April 1, 2019 for the Arrow Electronics Property, July 1, 2019 for the Caris Life Sciences Property, March 1, 2019 for the Flowserve Property and December 2018 for the L3 Technologies Property.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF includes approximately $554,408 in contractual rent steps through October 2020.

(4)	The lease contains a one-time termination option that is effective on March 31, 2030 and subject to one years’ written notice and an approximately $4.54 million ($35 per SF) fee, which represents the cost of unamortized TI/LC prior abated rent and operating expense reimbursements, based on such costs being amortized on a straight-line basis at 6.0% over the lease term. The termination fee represents 1.5 years’ of the then-current rent or approximately 1.7 years’ of debt service.

(5)	Caris Life Science’s base rent will commence in three phases with the first phase beginning in July 2020 (57,250 SF), second phase in July 2021 (28,625 SF) and third phase in July 2022 (28,625 SF). The lease end date will be June 30, 2035 across all three phases.

The following table presents certain information relating to the lease rollover schedule at the Kawa Mixed-Use Portfolio II Properties, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	0	0.0	0.0%	0	0.0	$0.00	0
2028	0	0.0	0.0%	0	0.0	$0.00	0
2029	140,000	31.9	31.9%	2,352,710	28.8	$16.81	1
2030 & Thereafter	299,375	68.1	100.0%	5,824,394	71.2	$19.46	3
Vacant	0	0.0	0.0%	0	0.0	$0.0	0
Total / Wtd. Avg.	439,375	100.0%		$8,177,105	100.0%	$18.61	4

(1)	Calculated based on the approximate square footage occupied by each collateral tenant

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF includes approximately $554,408 in contractual rent steps through October 2020.

The following table presents certain information relating to historical leasing at the Kawa Mixed-Use Portfolio II Properties:

Historical Leased %(1)

Property	2015	2016	2017	2018	2019
Arrow Electronics Property	100.0%	100.0%	100.0%	100.0%	100.0%
Caris Life Sciences Property(2)	NAP	NAP	NAP	NAP	100.0%
L3 Technologies, Property (3)	NAP	NAP	NAP	100.0%	100.0%
Flowserve Property (3)	NAP	NAP	NAP	100.0%	100.0%

(1)	Historical occupancies are as of December 31 of each respective year.

(2)	For the tenant Caris Life Sciences, the lease is expected to commence in July 2020.

(3)	The leases commenced in 2018.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: Kawa Mixed-USe Portfolio II

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the Kawa Mixed-Use Portfolio II Properties:

Cash Flow Analysis(1)(2)

	Underwritten	Underwritten $ per SF
Base Rent(3)	$7,622,697	$17.35
Contractual Rent Steps(4)	554,408	1.26
Potential Income from Vacant Space	0	0.00
Reimbursements	1,181,445	2.69
Total Gross Potential Income	$9,358,550	$21.30
Economic Vacancy & Credit Loss(6)	(467,927)	(1.06)
Effective Gross Income	$8,890,622	$20.23

Real Estate Taxes(5)	$446,895	$1.02
Insurance	126,492	0.29
Management Fee	266,719	0.61
Other Operating Expenses	341,339	0.78
Total Operating Expenses	$1,181,445	$2.69

Net Operating Income	$7,709,177	$17.55
Replacement Reserves	47,983	0.11
TI/LC	458,296	1.04
Net Cash Flow	$7,202,898	$16.39

Occupancy	95.0%(6)
NOI Debt Yield(7)	9.9%
NCF DSCR(7)	2.70x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.

(2)	The Kawa Mixed-Use Portfolio II Properties are under triple net leases and were recently built and/ or renovated, therefore no historical operating statements are available.

(3)	Underwritten Base Rent is based on the underwritten rent rolls dated as of April 1, 2019 for the Arrow Electronics Property, July 1, 2019 for the Caris Life Sciences Property, March 1, 2019 for the Flowserve Property and December 31, 2018 for the L3 Technologies Property.

(4)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF includes approximately $554,408 in contractual rent steps through October 2020.

(5)	Real Estate Taxes consists of $0 for the Arrow Electronics and the L3 Technologies Properties, $378,375 for the Caris Life Sciences Property, and $68,520 for the Flowserve Property.

(6)	Underwritten occupancy represents the economic occupancy of 95.0%.

(7)	Metrics are calculated based on the Kawa Mixed-Use Portfolio II Loan.

■	Appraisal. According to the appraisal, the Kawa Mixed-Use Portfolio II Properties had an aggregate “as-is” appraised value of $108,400,000 as of dates ranging from September 6 through September 9, 2019.

Property	Appraisal Approach	Value	Discount Rate	Capitalization Rate
Arrow Electronics	Direct Capitalization Approach	$40,700,000	N/A	5.75%
	Yield Capitalization Approach(1)	NAP	NAP	NAP
Caris Life Sciences(2)	Direct Capitalization Approach	$22,200,000	N/A	6.25%
	Yield Capitalization Approach(1)	$21,800,000	7.25%	6.75% (1)
L3 Technologies	Direct Capitalization Approach	$31,900,000	N/A	6.75%
	Yield Capitalization Approach(1)	NAP	NAP	NAP
Flowserve	Direct Capitalization Approach	$14,000,000	N/A	6.25%
	Yield Capitalization Approach(1)	$14,000,000	7.25%	6.75% (1)

(1)	Represents the terminal cap rate.

(2)	The Caris Life Sciences Property is 100.0% leased, but the tenant is scheduled to take occupancy in phases beginning in July 2020 and ending in July 2022. As such the appraiser determined a stabilization discount to account for downtime, free rent and tenant improvements. $11,038,903 was reserved for the items associated with the stabilization discount. The Caris Life Sciences Property had a “Prospective Market Value Upon Stabilization” of $34,300,000 as of July 1, 2022 and a “Hypothetical Market Value As Dark” of $24,400,000 as of September 9, 2019.

■	Environmental Matters. According to the Phase I environmental reports, dated from March 25, 2019 through June 17, 2019, there are no recognized environmental conditions or recommendations for further action at the Kawa Mixed-Use Portfolio II Properties other than to continue the implementation of the existing asbestos operations and maintenance plans at the L3 Technologies Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: Kawa Mixed-USe Portfolio II

■	Market Overview and Competition.

Arrow Electronics

The Arrow Electronics Property is located 1.8 miles south of the Arapahoe station on the Southeast Corridor light rail within Centennial, Colorado in the southern portion of the Denver-Aurora-Lakewood metro area (Denver Metro MSA). The subject neighborhood is bounded by East Arapahoe Road to the north, South Quebec Street to the east, Interstate-25 to the west and East Dry Creek Road to the south. Primary access is from Interstate-25, a major north/south arterial through the State of Colorado that connects many of the major cities along the Front Range, including Fort Collins, Denver and Colorado Springs. Secondary east/west routes include East Arapahoe Road, East Dry Creek Road, both of which have interchanges with Interstate-25, and South Yosemite Street running north/south, parallel to Interstate-25.

Public transportation is provided by the Regional Transportation District (RTD) which operates a bus and light rail system throughout the Denver metro area. North of the Arrow Electronics Property, Greenwood Village, Greenwood Plaza, and Centennial form a continuous stretch of business parks and suburban offices known as the Denver Tech Center (DTC). Another major employment center is the Inverness Business Park located just east of the subject on the east side of I-25 between East Dry Creek Road and County Line Road. The Inverness Business Park also contains the heaviest concentrations of retail business can be found closest to I-25 along Arapahoe Road approximately 2 miles to the north of the subject. The Park Meadows Mall is located at C-470 and I-25 and is a large employer. The Arrow Electronics Property is located in the Panorama/Highland Park submarket of the Denver market. According to a third party report, as of the end of the second quarter of 2019, the Denver office market had an inventory of 176.3 million SF with a vacancy rate of 10%. A total of 350,936 SF of space has been constructed in the submarket. The asking rental rate in the market is $23.84 per SF, an increase from $23.68 per SF as of the previous quarter. The Panorama/Highland Park submarket had an inventory of 3.8 million SF with a vacancy rate of 9.3%. The asking rental rate in the submarket is $22.13 per SF, an increase from $22.07 per SF as of the previous quarter. The appraisal identified eight comparable triple net leases for office space with rents ranging from $16.00 per SF to $23.45 per SF and an average of $20.02 per SF. The appraisal’s concluded market rent for the office space at the Arrow Electronics Property is $19.25 per SF.

Caris Life Sciences

The Caris Life Sciences Property is located in the city of Irving, Texas, which is part of the DFW Freeport/Coppell submarket. The subject neighborhood is bounded by Interstate Highway 635 to the north, Dallas Fort Wort International Airport to the south, State Highway 161 to the east and Dallas Fort Worth International Airport to the west. Primary access to the subject neighborhood is provided by Interstate Highway 635, State Highway 114, and State Highway 121. The commute to the Dallas Business District from the Caris Life Sciences Property is about twenty minutes and the drive to Dallas-Fort Worth International Airport is about five to ten minutes. The Caris Life Sciences Property is in the DFW Freeport/Coppell submarket of the Dallas metro statistical area. According to a third party report as of the second quarter of 2019, the Dallas metropolitan statistical area had an inventory of 388.6 million SF with a vacancy rate of 14.9%. A total of 1,611,049 SF of space have been completed in the market. The asking rental rate in the market is $21.14 per SF, an increase from $21.04 per SF over the previous quarter. The DFW Freeport/Coppell submarket had an inventory of 15.4 million SF with a vacancy rate of 12.4%. A total of 258,300 SF of space have been constructed in the submarket. The asking rental rate in the submarket is $19.58 per SF, an increase from $19.54 per SF over the previous quarter. The appraisal identified five comparable absolute net and triple net leases for office space with rents ranging from $18.00 per SF to $22.50 per SF and an average of $19.80 per SF. The appraisal’s concluded market rent for the office space at the Caris Life Sciences Property is $20.00 per SF.

L3 Technologies

The L3 Technologies Property is located in Tewsbury, Massachusetts, approximately 1.2 miles from Interstate-495 and 5 miles west of Interstate-93. The subject neighborhood is bounded by New Hampshire to the north, the North Route 128 submarket to the south, the Atlantic Ocean to the east and the West 495 submarket to the west. The nearest commuter rail station is located approximately 5 miles from the subject in Lowell, Massachusetts. The L3 Technologies Property is located in the North I-495 Submarket. The North I-495 submarket had an inventory of 18.8 million SF with a vacancy rate of 19.7%. Absorption in the second quarter of 2019 was 43,677 SF and year-to-date net absorption is positive 11,467 SF. In the submarket, the Class A asking rate is $22.42 per SF and the average Class B asking rate is $18.23 per SF. The asking rental rate in the submarket is $20.28 per SF. The appraisal identified five comparable triple net and modified gross leases of office space with rents ranging from $12.25 per SF to $20.00 per SF and an average of $15.99 per SF. The appraisal’s concluded market rent for the office space at the L3 Technologies Property is $15.25 per SF.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: Kawa Mixed-USe Portfolio II

Flowserve

The Flowserve Property is located in the east area of Ridgefield, Washington. The subject neighborhood is bounded by Northwest 289th street to the north, Williams Road to the south, North 85th Avenue to the east and Lake River to the west. Primary access to the Flowserve Property is provided by Interstate 5 the main north-south interstate on the West Coast connecting Portland, Oregon; Seattle Washington; and San Diego, California. The commute to Downtown Portland from the Flowserve Property is about 35 minutes and the drive to the Portland International Airport is about 25 minutes. The Flowserve Property is located in the Clark County submarket of the Portland metro statistical area. According to a “Costar” third party report, as of the second quarter of 2019, the Portland metropolitan statistical retail market had an inventory of 208.5 million SF with a vacancy rate of 3.7%. A total of 253,638 SF of space have been completed in the market. The asking rental rate in the market is $8.52 per SF, an increase from $7.93 per SF as of the previous quarter. The Clark County submarket had an inventory of 22.5 million SF with a vacancy rate of 2.0%. A total of 42,750 SF of space have been completed in the submarket. The asking rental rate in the submarket is $7.55 per SF, an increase from $6.67 per SF as of the previous quarter. The appraisal identified five comparable triple net leases for office space with rents ranging from $10.06 per SF to $15.50 per SF and an average of $13.22 per SF. The appraisal’s concluded market rent for the office space at the Flowserve Property is $15.50 per SF.

■	The Borrowers. The borrowers are KCP NNN II Leasehold 1, LLC, KCP NNN II Fee Owner 2, LLC, KCP NNN II Fee Owner 3, LLC and KCP NNN II Leasehold 4, LLC, each a Delaware limited liability company and single purpose entity with one independent director. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Kawa Mixed-Use Portfolio II Loan. Kawa Capital Partners LLC, a Florida limited liability company which operates as Kawa Capital Management, is the non-recourse carve-out guarantor for the Kawa Mixed-Use Portfolio II Loan. Kawa Capital Management is an independent asset management firm founded in 2007 and headquartered in Aventura, Florida with over $1.0 billion of assets under management.

■	Escrows.

Taxes. With respect to the L3 Technologies Property and the Flowserve Property, each borrower is required to pay on each payment date during any Tax Trigger Period (as defined below) applicable to such borrower, one-twelfth of an amount which would be sufficient to pay the taxes payable during the next ensuing twelve (12) months assuming that said taxes are to be paid in full on the tax payment date as defined in the Kawa Mixed-Use Portfolio II Loan documents (initially estimated to be $22,603, collectively). The monthly tax escrow with respect to the Arrow Electronics Property and the Caris Life Sciences Property was waived at origination of the Kawa Mixed-Use Portfolio II Loan.

A “Tax Trigger Period” means, with respect to each Kawa Mixed-Use Portfolio II Property, each payment date during any period when either of the following conditions exist: (i) a Trigger Period is then continuing or (ii) (A) the related Specified Tenant (as defined below) of such Kawa Mixed-Use Portfolio II Property has (not timely paid the taxes directly to the appropriate taxing authority or (B) neither the borrowers nor such Specified Tenant has provided evidence of such payment to the lender.

A “Specified Tenant” means, as applicable, each of (a)(i) the L3 Specified Tenant, (ii) the Flowserve Specified Tenant, (iii) the Arrow Specified Tenant, (iv) the Caris Specified Tenant, (each of the foregoing is an “Initial Specified Tenant”) or (v) any parent or affiliate thereof providing credit support under any lease with Initial Specified Tenant or a guaranty under any lease with any Initial Specified Tenant or (b) any tenant under a qualified replacement lease approved in accordance with the loan documents or any parent or affiliate thereof providing credit support under any qualified replacement lease or a guaranty under any qualified replacement lease.

Insurance. Each borrower is required to pay on each payment date at the option of the lender, during any Insurance Trigger Period, if the liability or casualty insurance policy maintained by such borrower covering the Kawa Mixed-Use Portfolio II Property does not constitute an approved blanket or umbrella policy, one-twelfth of an amount which would be sufficient to pay the insurance premiums due for the renewal of the coverage afforded by the policies upon the expiration thereof, or the lender will require the related borrower to obtain a separate policy.

An “Insurance Trigger Period” means, with respect to each Kawa Mixed-Use Portfolio II Property, each payment date during any period when either of the following conditions exist: (i) a Trigger Period is then continuing or (ii) (A) the Specified Tenant of such Kawa Mixed-Use Portfolio II Property has not timely paid the insurance premiums for the

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: Kawa Mixed-USe Portfolio II

policies required by the Kawa Mixed-Use Portfolio II Loan documents applicable to such Kawa Mixed-Use Portfolio II Property or (B) neither the borrowers nor such Specified Tenant has provided evidence of such payment to the lender.

Replacement Reserves. On each payment date during the continuance of a Replacement Reserve Trigger Period with respect to a Kawa Mixed-Use Portfolio II Property, the applicable borrower will deposit with the lender an amount equal to the applicable replacement reserve monthly deposit for such borrower’s applicable Kawa Mixed-Use Portfolio II Property to pay the costs of replacements at the applicable Kawa Mixed-Use Portfolio II Property. The occurrence of a Replacement Reserve Trigger Period with respect to any Kawa Mixed-Use Portfolio II Property will not, in and of itself, constitute a Replacement Reserve Trigger Period with respect to any other Kawa Mixed-Use Portfolio II Property unless the events that constitute the Replacement Reserve Trigger Period also simultaneously apply to another Kawa Mixed-Use Portfolio II Property.

A “Replacement Reserve Trigger Period” means, with respect to any Kawa Mixed-Use Portfolio II Property, each payment date during any period when any of the following conditions exist: (i) a Trigger Period is then continuing, or (ii) the Specified Tenant has not performed the replacements with respect to the applicable Kawa Mixed-Use Portfolio II Property, or (iii) neither the borrower nor such Specified Tenant provided evidence of such performance to the lender.

Arrow TI Reserve. Upon the commencement of the Arrow TI Reserve Period, the borrowers are required to deposit into an eligible account the sum of $1,285,000 representing amounts due to the Arrow Specified Tenant under the Arrow specified tenant lease for tenant improvements at the Arrow Electronics Property that may be incurred following the origination date of the Kawa Mixed-Use Portfolio II Loan.

Arrow Bridge Reserve Funds. If the specified tenant at the Arrow Electronics Property delivers to the borrowers notice of its intention to construct the pedestrian bridge in accordance with and as defined in the Arrow Electronics lease, the borrowers will be required to deliver into an eligible account, an amount equal to $5,000,000 representing the Pedestrian Bridge TI Allowance under and as defined in the Arrow Electronics lease.

Caris Tenant Improvement and Free Rent Funds. On the origination date, the borrowers delivered into an eligible account the sum of $11,038,903, such amount comprised of the following: (i) $6,940,000, representing amounts due to the Caris Specified Tenant under the Caris Specified Tenant lease for tenant improvements that may be incurred following the date of the Kawa Mixed-Use Portfolio II Loan Agreement; (ii) $3,360,289 representing free rent due to the Caris Specified Tenant under the Caris Specified Tenant lease, (iii) $702,399, representing leasing commission due to ESRP Advisory Dallas LLC; and (iv) $36,215 representing an operating expense credit of $417 per day from October 9, 2019, through and including January 1, 2020.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: Kawa Mixed-USe Portfolio II

A “Trigger Period” means a period (A) commencing upon: (i) the occurrence and continuance of an event of default, (ii) the debt service coverage ratio falling below 1.25 to 1.00, (iii) any Specified Tenant Bankruptcy Event, (iv) any termination or cancellation of the Specified Tenant lease (including, without limitation, rejection in any Specified Tenant Bankruptcy Event) and/or a Specified Tenant lease failing to otherwise be in full force and effect, (v) a Specified Tenant being in monetary or material non-monetary default under the applicable Specified Tenant lease beyond applicable notice and cure periods, (vi) a Specified Tenant (x) failing to be in actual, physical possession of any portion of the applicable Specified Tenant space in excess of 20.0% of its demised space under the applicable Specified Tenant lease (the balance of which is to herein as the “Applicable Tenant Space”) other than (I) any space subleased to a third party as of the closing date and (II) any space which the applicable Specified Tenant is not yet required to assume occupancy of pursuant to the terms of the applicable Specified Tenant lease (including any work letters entered into in connection thereto), (y) giving notice that it is terminating its lease for all or any portion of the Applicable Tenant Space, or (z) with respect to the L3 Specified Tenant only, failing to provide notice of its intent to renew the L3 Specified Tenant lease at least twelve (12) months prior to the expiration date thereof, (vii) the occurrence, and continuance, of an L3 Trigger Period (as defined below), (viii) the occurrence, and continuance, of a Flowserve Trigger Period (as defined below), (ix) the occurrence, and continuance, of an Arrow Trigger Period (as defined below), (x) the occurrence, and continuance, of a Caris Trigger Period (as defined below), or (xi) at the lender’s election, if the borrowers fail to deposit the entire Arrow TI Reserve amount into the Arrow TI Reserve account; and (B) terminating upon, as applicable: (i) with respect to the Trigger Event described in clause (A)(i) above, the date that the applicable event of default has been cured, (ii) with respect to the Trigger Event described in clause (A)(ii), the date that the debt service coverage ratio is equal to or greater than 1.30 to 1.00 for two consecutive calendar quarters, (iii) with respect to the Trigger Event described in clause (A)(iii), the applicable Specified Tenant affirming its Specified Tenant lease in the applicable Specified Tenant Bankruptcy Event proceeding pursuant to a final, non-appealable order of a court of competent jurisdiction, (iv) with respect to the Trigger Event described in clause (A)(iv), the applicable Specified Tenant being in actual, physical possession of the Applicable Tenant Space (and the lender receiving evidence thereof) or affirming its Specified Tenant lease in the applicable Specified Tenant Bankruptcy Event proceeding pursuant to a final, non-appealable order of a court of competent jurisdiction or, as applicable, rescinding any termination or cancellation such that the applicable Specified Tenant lease has not been cancelled or terminated, (v) with respect to the Trigger Event described in clause (A)(v), the lender’s receipt of satisfactory evidence that the default under the applicable Specified Tenant lease has been cured, (vi) with respect to the Trigger Event described in clause (A)(vi)(x), the Specified Tenant’s actual, physical occupancy of the Applicable Tenant Space (and the lender receiving evidence thereof); (vii) with respect to the Trigger Event described in clause (A)(vi)(y), the applicable Specified Tenant’s revocation or rescission of all termination or cancellation notices with respect to the applicable Specified Tenant lease and re-affirmation of the applicable Specified Tenant lease as being in full force and effect, (viii) with respect to the Trigger Event described in clause (A)(vii), the date of the cessation of the L3 Trigger Period, (ix) with respect to the Trigger Event described in clause (A)(viii), the date of the cessation of the Flowserve Trigger Period, (x) with respect to the Trigger Event described in clause (A)(ix), the date of the cessation of the Arrow Trigger Period, (xi) with respect to the Trigger Event described in clause (A)(x), the date of the cessation of the Caris Trigger Period, and (xii) with respect to the Trigger Event described in clause (A)(xi), the date that the entire Arrow TI Reserve amount has been deposited in the Arrow TI Reserve account.

Notwithstanding the foregoing, a Trigger Period will not be deemed to cease in the event any other triggering event is then ongoing. In addition, with respect to a Trigger Event described in clause (A)(iii), (A)(iv) or (A)(vi), such Trigger Event will terminate on the date the Specified Tenant(s) under the qualified replacement lease have accepted possession of the premises demised thereunder and are in occupancy thereof and are paying full unabated rent, or if not paying full unabated rent, that there are no conditions to any such Specified Tenant’s obligations to pay full rent other than any free rent period, the amount of which is reserved with the lender.

A “Specified Tenant Bankruptcy Event” means the occurrence of any one or more of the following with regard to a Specified Tenant: (i) such Specified Tenant commencing any case, proceeding or other action (A) under the Bankruptcy Code and/or any Creditors Rights Laws seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, liquidation or dissolution of it or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets (except if requested by the lender); (ii) such Specified Tenant making a general assignment for the benefit of its creditors (except to the lender); or (iii) an involuntary petition being filed against such Specified Tenant under the Bankruptcy Code or any other Creditors Rights Laws, or any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of such Specified Tenant’s assets.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: Kawa Mixed-USe Portfolio II

An “L3 Specified Tenant” means as applicable, (i) L3 Technologies, (ii) any other lessee(s) of all or a portion of the L3 Specified Tenant space pursuant to any lease which, individually or when aggregated with all other leases at the L3 Technologies Property with the same tenant or its affiliate, either (A) accounts for ten percent (10.0%) or more of the total rental income for the L3 Technologies Property, or (B) demises ten percent (10.0%) or more of the L3 Technologies Property’s gross leasable area, and (iii) any guarantor(s) of the applicable related L3 Specified Tenant leases.

An “L3 Trigger Period” means a period either: (A) to the extent that L3 Technologies (or its parent) has rated debt, (i) commencing upon: (a) to the extent the rated debt has a rating from Moody’s, the date that such rated debt has a rating which is three levels lower than the rated debt as of the origination date; (b) to the extent the rated debt has a rating from S&P, the date that such rated debt which is three levels lower than the rated debt as of the origination date; (c) to the extent the rated debt has a rating from Fitch, the date that such rated debt which is three levels lower than the rated debt as of the origination date; or (d) the date that a Simultaneous Rated Debt Event occurs and L3 Technologies (or its parent) is one of the Affected Specified Tenants; and (ii) terminating upon: (a) to the extent such rated debt is rated by Moody’s, the date that such rated debt has an investment grade rating; (b) to the extent such rated debt is rated by S&P, the date that such rated debt has an investment grade rating; (c) to the extent such rated debt is rated by Fitch, the date that such rated debt has an investment grade rating; and (d) the date that a Simultaneous Rated Debt Event ceases as to L3 Technologies (or its parent); or (B) solely to the extent that L3 Technologies (and its parent) does not have rated debt outstanding at any time, (i) commencing upon the date that L3 Technologies’ (or its parent’s to the extent that L3 Technologies does not publicly report financial information) net debt to EBITDA Ratio is greater than 3.00 to 1.00; and (ii) terminating on the date that L3 Technologies’ (or its parent’s to the extent that L3 Technologies does not publicly report financial information) net debt to EBITDA ratio is equal to or less than 3.00 to 1.00 for two consecutive quarters.

A “Flowserve Trigger Period” means a period either: (A) to the extent that Flowserve has rated debt, (i) commencing upon: (a) to the extent the rated debt has a rating from Moody’s, the date that such rated debt has a rating which is three levels lower than the rated debt as of the origination date; (b) to the extent the rated debt has a rating from S&P, the date that such rated debt has a rating which is three levels lower than the rated debt as of the origination date; or (c) to the extent the rated debt has a rating from Fitch, the date that such rated debt has a rating which is three levels lower than the rated debt as of the origination date; or (d) the date that a Simultaneous Rated Debt Event occurs and Flowserve is one of the Affected Specified Tenants; and (ii) terminating upon: (a) to the extent such rated debt is rated by Moody’s, the date that such rated debt has an investment grade rating; (b) to the extent such rated debt is rated by S&P, the date that such rated debt has an investment grade rating; (c) to the extent such rated debt is rated by Fitch, the date that such rated debt has an investment grade rating; and (d) the date that a Simultaneous Rated Debt Event ceases as to Flowserve; or (B) solely to the extent that Flowserve does not have rated debt outstanding at any time, (i) commencing upon the date that Flowserve’s net debt to EBITDA ratio is greater than 3.00 to 1.00; and (ii) terminating on the date that Flowserve’s net debt to EBITDA ratio is equal to or less than 3.00 to 1.00 for two consecutive quarters.

An “Arrow Trigger Period” means a period either: (A) to the extent that Arrow Electronics has rated debt, (i) commencing upon: (a) to the extent the rated debt has a rating from Moody’s, the date that such rated debt has a rating which is three levels lower than the rated debt as of the origination date; (b) to the extent the rated debt has a rating from S&P, the date that such rated debt has a rating which is three levels lower than the rated debt as of the origination date; (c) to the extent the rated debt has a rating from Fitch, the date that such rated debt has a rating which is three levels lower than the rated debt as of the origination date; or (d) the date that a Simultaneous Rated Debt Event occurs and Arrow Electronics is one of the Affected Specified Tenants and (ii) terminating upon: (a) to the extent such rated debt is rated by Moody’s, the date that such rated debt has an investment grade rating; (b) to the extent such rated debt is rated by S&P, the date that such rated debt has an investment grade rating; (c) to the extent such rated debt is rated by Fitch, the date that such rated debt has an investment grade rating; and (d) the date that a Simultaneous Rated Debt Event ceases as to Arrow Electronics; or (B) solely to the extent that Arrow Electronics does not have rated debt outstanding at any time, (i) commencing upon the date that Arrow Electronics’ net debt to EBITDA ratio is greater than 3.00 to 1.00; and (ii) terminating on the date that Arrow Electronics’ net debt to EBITDA ratio is equal to or less than 3.00 to 1.00 for two consecutive quarters.

An “Arrow TI Reserve Period” means the period (a) commencing on the date that is one year prior to the date on which the Arrow Leasing Costs are first due and payable to the Arrow Specified Tenant under the Arrow Specified Tenant lease and (b) terminating on the date that the entire Arrow TI Reserve amount has been disbursed to the Arrow Specified Tenant in accordance with the Kawa Mixed-Use Portfolio II Loan documents.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: Kawa Mixed-USe Portfolio II

A “Caris Trigger Period” means a period: (A) commencing upon the date that Caris Life Sciences’ parent reported revenue drops 25% from latest annual to annual financial statement reporting on a comparable basis which Caris Life Sciences’ parent is required to report annually to the landlord under the Caris Life Sciences lease; and (B) terminating upon the date that Caris Life Sciences’ parent reported revenue is equal or better than as of the origination date.

“Simultaneous Rated Debt Event” means, to the extent that any of Arrow Electronics, Flowserve or L3 Technologies (or its parent) has rated debt rated by any of Moody’s, S&P and/or Fitch, the date on which the rated debt of two or more of Arrow Electronics, Flowserve or L3 Technologies (or its parent) has a rating which is at least two levels lower than the rated debt on the origination date; a Simultaneous Rated Debt Event will cease on the date that only one of Arrow Electronics, Flowserve or L3 Technologies (or its parent) has a rating which is at least two levels lower than the rated debt on the origination date.

“Affected Specified Tenant” means, as to any of Arrow Electronics, Flowserve or L3 Technologies (or its parent), that such specified tenant is one of the two specified tenants as to which the rated debt is at least two levels lower than its applicable rated debt on the origination date.

■	Lockbox and Cash Management. The Kawa Mixed-Use Portfolio II Loan documents require four lender-controlled hard lockbox account with springing cash management accounts. The borrowers are required to deliver tenant direction letters to each existing tenant at the Kawa Mixed-Use Portfolio II Properties directing each of them to remit their rent payments directly to the lockbox account. The borrowers are required to (and are required to cause the property manager to) deposit all revenue derived from the Kawa Mixed-Use Portfolio II Properties and deposit the same into the lockbox account within two (2) business days of receipt. All funds deposited into the lockbox account are required to be transferred on each business day to or at the direction of the borrowers unless a Trigger Period exists. Upon the occurrence and during the continuance of a Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account for the sole and exclusive benefit of the lender to be applied and disbursed in accordance with the Kawa Mixed-Use Portfolio II Loan documents.

■	Property Management. The Flowserve and Arrow Electronics Properties are currently self-managed. The L3 Technologies Property is currently managed by CBRE Inc. and the Caris Life Sciences Property is currently managed by Younger Partners Property Services, LLC, each an independent, third party property manager. Under the Kawa Mixed-Use Portfolio II Loan documents, the lender has the right to direct the borrowers to terminate the property management agreement and replace the property manager if: (i) the property manager becomes insolvent or a debtor in (x) an involuntary bankruptcy or insolvency proceeding not dismissed within 90 days or (y) any voluntary bankruptcy or insolvency proceeding; (ii) an event of default under the Kawa Mixed-Use Portfolio II Loan documents is continuing; (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (iv) a default by the property manager under the property management agreement has occurred and is continuing beyond all applicable notice and cure periods. Each borrower has the right to replace the property manager with a successor property manager pursuant to a new management agreement, which is approved in writing by the lender in the lender’s reasonable discretion (which approval may, following securitization, be conditioned on receipt of a rating agency confirmation from the applicable rating agencies).

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Provided that no event of default is continuing under the Kawa Mixed-Use Portfolio II Loan documents, at any time after the date that is two years after the securitization closing date, the borrowers may either deliver defeasance collateral or partially prepay the Mortgage Loan and obtain release of one or more individual Kawa Mixed-Use Portfolio II Properties, in each case, provided that, among other conditions, (i) the defeasance collateral or partial prepayment, as applicable, is in an amount equal to the greater of (a) 120.0% of the allocated loan amount for the individual Kawa Mixed-Use Portfolio II Property, and (b) 100.0% of the net sales proceeds applicable to such individual Kawa Mixed-Use Portfolio II Property, (ii) the borrowers deliver a REMIC opinion, (iii) the borrowers deliver (in the case of a partial prepayment, if requested by the lender) a rating agency confirmation, (iv) as of the date of notice of the partial release and the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the debt service coverage ratio with respect to the remaining Kawa Mixed-Use Portfolio II Properties is greater than the greater of (a) 1.73x, and (b) the debt service coverage ratio for all of the Kawa Mixed-Use Portfolio II Properties as of the date of notice of the partial release or the consummation of the partial release, as

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #2: Kawa Mixed-USe Portfolio II

applicable, (v) as of the date of notice of the partial release and the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the loan-to-value ratio with respect to the remaining Kawa Mixed-Use Portfolio II Properties is no greater than the lesser of (a) 64.5% and (b) the loan-to-value ratio for all of the Kawa Mixed-Use Portfolio II Properties as of the date of notice of the partial release or the consummation of the partial release, as applicable, and (vi) as of the date of notice of the partial release and the consummation of the partial release (whether by partial prepayment or partial defeasance), after giving effect to the release, the debt yield with respect to the remaining Kawa Mixed-Use Portfolio II Properties is greater than the greater of (a) 9.17%, and (b) the debt yield for all of the Kawa Mixed-Use Portfolio II Properties as of the date of notice of the partial release or the consummation of the partial release, as applicable.

■	Terrorism Insurance. The borrowers are required to maintain an “all-risk” insurance policy without an exclusion of terrorism in an amount equal to the full replacement cost of the Kawa Mixed-Use Portfolio II Properties, plus business interruption coverage in an amount equal to 100.0% of the projected gross income for the applicable property until the completion of restoration or the expiration of 18 months, with a 12-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $25,000 except with respect to windstorm/named storms, which such insurance will provide for no deductible in relation to such coverage in excess of 5% of the total insurable value of the related property. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: CALIFORNIA OFFICE PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: CALIFORNIA OFFICE PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: CALIFORNIA OFFICE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller	CREFI
Location (City/State)	Various, California	Cut-off Date Balance	$78,000,000
Property Type	Office	Cut-off Date Principal Balance per SF	$342.45
Size (SF)	227,772	Percentage of Initial Pool Balance	8.3%
Total Occupancy as of 11/6/2019	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 11/6/2019	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / 2019	Mortgage Rate	4.1300%
Appraised Value(1)	$121,700,000	Original Term to Maturity (Months)	120
Appraisal Date	Various	Original Amortization Term (Months)	NAP
Borrower Sponsor	Walter C. Bowen	Original Interest Only Period (Months)	120
Property Management	Bowen Property Management Co.	First Payment Date	11/6/2019
	(d/b/a WBA Commercial Properties)	Maturity Date	10/6/2029

Underwritten Revenues	$9,632,552
Underwritten Expenses	$2,999,811	Escrows(2)
Underwritten Net Operating Income (NOI)	$6,632,740		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,302,636	Taxes	$636,217	$90,888
Cut-off Date LTV Ratio	64.1%	Insurance	$3,719	$3,719
Maturity Date LTV Ratio	64.1%	Replacement Reserve(3)	$0	$3,796
DSCR Based on Underwritten NOI / NCF	2.03x / 1.93x	TI/LC	$0	$23,713
Debt Yield Based on Underwritten NOI / NCF	8.5% / 8.1%	Other(4)	$11,445,149	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$78,000,000	57.3%	Purchase Price	$120,000,000	88.2%
Principal’s New Cash Contribution	47,641,822	35.0	Reserves	12,085,085	8.9
Other Sources(5)	10,380,246	7.6	Origination Costs	3,936,983	2.9

Total Sources	$136,022,068	100.0%	Total Uses	$136,022,068	100.0%

(1)	The Appraised Value of $121,700,000 represents (i) the as-is appraised value of $61,000,000 as of September 6, 2019 for the 2300 Orchard Property and (ii) the as-stabilized appraised value of $60,700,000 as of February 1, 2022 for the One Enterprise Property (as defined below). The as-stabilized appraised value for the One Enterprise Property assumes Ambry Genetics has expanded to occupy 100.0% of the One Enterprise Property. Ambry Genetics currently occupies all of floors 3 and 4 as well as a portion of the 1st floor of the One Enterprise Property and has signed a lease, with no contingencies, to occupy 100.0% of the One Enterprise Property beginning in February 2021. See “—The Mortgaged Property” below.

(2)	See “—Escrows” below.

(3)	The Replacement Reserve is subject to a cap of $136,662. See “—Escrows” below.

(4)	The Upfront Other reserve consists of (i) $6,868,681 for free rent and reimbursements related to Microsemi and Ambry Genetics leases and (ii) $4,576,468 for unfunded obligations related to Ambry Genetics outstanding tenant improvements and leasing commissions. See “—Escrows” below.

(5)	Other Sources represents $9,576,468 of seller credits related primarily to tenant improvement allowances, future rent abatements and estimated future common area maintenance charges and $803,778 of miscellaneous prorations and adjustments.

■	The Mortgage Loan. The mortgage loan (the “California Office Portfolio Loan”) is secured by a first mortgage encumbering the borrower’s fee simple interest in two Class A office buildings located in California totaling 227,772 SF (the “California Office Portfolio”). The California Office Portfolio Loan had an original principal balance of $78,000,000, has a Cut-off Date Balance of $78,000,000 and represents approximately 8.3% of the Initial Pool Balance. The California Office Portfolio Loan, which accrues interest at an interest rate of 4.13000% per annum, was originated by CREFI on September 25, 2019. The proceeds of the California Office Portfolio Loan were primarily used to acquire the California Office Portfolio, fund upfront reserves and pay origination costs.

The California Office Portfolio Loan had an initial term of 120 months, has a remaining term of 119 months as of the Cut-off Date and requires monthly payments of interest only for the term of the California Office Portfolio Loan. The scheduled maturity date of the California Office Portfolio Loan is the due date in October 2029. Provided no event of default has occurred and is continuing, at any time after the second anniversary of the securitization closing date, the California Office Portfolio Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the California Office Portfolio Loan documents or prepaid with payment of a yield maintenance premium of no less than 1% of the amount to be prepaid. Voluntary prepayment of the California Office Portfolio Loan is permitted on or after the due date in July 2029 without payment of any prepayment premium.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: CALIFORNIA OFFICE PORTFOLIO

■	The Mortgaged Property. The California Office Portfolio consists of two Class A office properties located in California with an aggregate of 227,772 SF. The California Office Portfolio is comprised of a 116,381 SF Class A office and research and development property built in 1997 and renovated in 2019 located in San Jose, California (the “2300 Orchard Property”) and a 111,391 SF Class A office property built in 1999 and renovated in 2019 located in Aliso Viejo, California (the “One Enterprise Property”).

Marvell Technology Group Ltd. (“Marvell”) (NYSE; “MRVL”), leases 100.0% of the 2300 Orchard Property through July 2027 via its approximately $6.0 billion acquisition of Cavium Inc. (“Cavium”), a semiconductor company. Prior to its July 2018 acquisition by Marvell, Cavium executed a lease dated January 31, 2017 for 100.0% of the 2300 Orchard Property. Marvell has one (1) option to extend the terms of its lease for an additional five (5) years and does not have any termination options under the terms of its lease at the 2300 Orchard Property.

Marvell currently pays a triple net lease base rent of $30.28 per SF under its lease. For its fiscal year ended February 2, 2019, Marvell had approximately $2.9 billion in revenue. Marvell executed a sub-lease with A10 Networks Inc. (“A10 Networks”) in May 2019 for 100.0% of the 2300 Orchard Property with a lease term through July 2027 (concurrent with Marvell’s lease expiration date at the 2300 Orchard Property). A10 Networks is currently paying a base rent of $27.00 per SF under its triple net lease. No tenant improvement allowances were included under the terms of the sublease between A10 Networks and Marvell. A10 Networks is a publicly traded (NYSE: ATEN) company providing software and hardware solutions worldwide. For the year ended December 31, 2018, A10 Networks had approximately $232.2 million in revenue. A10 Networks is expected to take occupancy in December 2019, utilizing the 2300 Orchard Property as its headquarters location.

The 2300 Orchard Property was built in 1997 and it has had extensive renovations performed since the beginning of 2017. In connection with the January 2017 lease with Cavium, approximately $7.25 million of landlord renovations were completed. Additionally, prior to its acquisition by Marvell, Cavium spent approximately $9.25 million of its own money renovating the property and since signing its sublease A10 Networks has spent approximately $1.0 million of its own money renovating the property for a total of approximately $17.5 million invested into the building since the beginning of 2017. The 2300 Orchard Property is located in San Jose, California within the Silicon Valley. Silicon Valley’s economy is one of the strongest metro areas in the nation, aided by technology services companies, rising payrolls and healthy consumer confidence. PayPal’s Global Headquarters is located directly next door to the 2300 Orchard Property. Additionally, Apple owns approximately 85 acres of land located directly adjacent to the 2300 Orchard Property.

The One Enterprise Property is a four-story building that is 100.0% leased to Ambry Genetics, a biopharmaceutical company, through January 2032. The One Enterprise Property serves as Ambry Genetics’ headquarters location and features amenities that include a first floor lobby, large corporate boardroom with 360-degree views, fourth floor executive kitchen, on-site cafeteria and an on-site fitness center. The One Enterprise Property is currently in the process of undergoing a full renovation in phases, while remaining occupied in connection with the execution of Ambry Genetics’ lease at a total expected cost of approximately $8.9 million.

Ambry Genetics currently occupies the entire 3rd and 4th floors and a portion of the 1st floor of the One Enterprise Property while a separate tenant, Microsemi, currently occupies a portion of the 1st floor and the entire 2nd floor of the One Enterprise Property. Microsemi’s lease for the 2nd floor and its portion of the 1st floor expires in January 2021. Per its lease, Ambry Genetics will take occupancy of the entire 2nd floor and the remaining portion of the 1st floor (currently occupied by Microsemi) beginning in February 2021 with a lease expiration concurrent to the remainder of its space at the One Enterprise Property in January 2032. Ambry Genetics does not have any termination options for any of its space at the One Enterprise Property under its lease. Prior to Ambry Genetics expanding to occupy 100.0% of the building, Microsemi will be utilizing its space and is expected to continue to pay rent on its space. Microsemi’s lease is modified gross with reimbursements paid over base year expenses, however Ambry Genetics will be leasing this space on a NNN lease. All free rent, gap rent, non-recoverable expenses through January 2022, and tenant improvement allowances related to the Microsemi and Ambry Genetics leases have been escrowed in connection with the origination of the California Office Portfolio Loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: CALIFORNIA OFFICE PORTFOLIO

The following table presents certain information related to the 2300 Orchard Property and One Enterprise Property.

Portfolio Summary

Property Name	Location	Year Built / Renovated	SF	Occupancy(1)	Tenant	Allocated Loan Combination Cut-off Date Balance	% Allocated Loan Combination Original Balance	UW NCF	% of UW NCF
2300 Orchard Property	San Jose, California	1997 / 2019	116,381	100.0%	Marvell Technology Group Ltd.	$39,650,000	50.8%	3,194,093	50.7%
One Enterprise Property	Aliso Viejo, California	1999 / 2019	111,391	100.0%	Ambry Genetics	38,350,000	49.2	3,108,543	49.3
Total / Wtd. Avg.			227,772	100.0%		$78,000,000	100.0%	$6,302,636	100.0%

(1)	Occupancy is as of the underwritten rent roll dated November 6, 2019.

The following table presents certain information relating to the major tenants at the California Office Portfolio:

Ten Largest Owned Tenants by Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
Marvell Technology Group Ltd.(3)	BBB- / Baa3 / BBB-	116,381	51.1%	$3,629,977	51.1%	$31.19	7/31/2027	1, 5-year renewal option
Ambry Genetics(4)	NR / NR / NR	111,391	48.9%	3,475,404	48.9%	$31.20	1/31/2032	1, 5-year renewal option
Largest Owned Tenants		227,772	100.0%	$7,105,381	100.0%	$31.20
Remaining Tenants		0	0.0%	0	0.0%	$0.00
Vacant		0	0.0%	0	0.0%	$0.00
Total / Wtd. Avg.		227,772	100.0%	$7,105,381	100.0%	$31.20

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps of $105,728 through November 1, 2019.

(3)	Marvell leases 100.0% of the 2300 Orchard Property through July 2027 via it’s approximately $6.0 billion acquisition of Cavium. Prior to its July 2018 acquisition by Marvell, Cavium executed a lease dated January 31, 2017 for 100.0% of the 2300 Orchard Property. Marvell executed a sub-lease with A10 Networks in May 2019 for 100.0% of the 2300 Orchard Property with a lease term through July 2027 (concurrent with Marvell’s lease expiration date at the 2300 Orchard Property). Marvell does not have any termination options under the terms of its lease at the 2300 Orchard Property. A10 Networks is expected to take occupancy in December 2019.

(4)	Ambry Genetics currently occupies the entire 3rd and 4th floors and a portion of the 1st floor of the One Enterprise Property while a separate tenant, Microsemi, currently occupies a portion of the 1st floor and the entire 2nd floor of the One Enterprise Property. Microsemi’s lease for the 2nd floor and its portion of the 1st floor expires in January 2021. Per its lease, Ambry Genetics will take occupancy of the entire 2nd floor and the remaining portion of the 1st floor (currently occupied by Microsemi) beginning in February 2021 with a lease expiration concurrent to the remainder of its space at the One Enterprise Property in January 2032. Ambry Genetics does not have any termination options for any of its space at the One Enterprise Property under its lease. Prior to Ambry Genetics expanding to occupy 100.0% of the building, Microsemi will be utilizing its space and is expected to continue to pay rent on its space.

The following table presents certain information relating to the lease rollover schedule at the California Office Portfolio based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF	# of Expiring Tenants
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	0	0.0	0.0%	0	0.0	$0.00	0
2022	0	0.0	0.0%	0	0.0	$0.00	0
2023	0	0.0	0.0%	0	0.0	$0.00	0
2024	0	0.0	0.0%	0	0.0	$0.00	0
2025	0	0.0	0.0%	0	0.0	$0.00	0
2026	0	0.0	0.0%	0	0.0	$0.00	0
2027	116,381	51.1	51.1%	3,629,977	51.1	$31.19	1
2028	0	0.0	51.1%	0	0.0	$0.00	0
2029	0	0.0	51.1%	0	0.0	$0.00	0
2030 & Thereafter	111,391	48.9	100.0%	3,475,404	48.9	$31.20	1
Vacant	0	0.0	100.0%	0	0.0	$0.00	0
Total / Wtd. Avg.	227,772	100.0%		$7,105,381	100.0%	$31.20	2

(1)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.

(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps of $105,728 through November 1, 2019.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: CALIFORNIA OFFICE PORTFOLIO

The following table presents certain information relating to historical leasing at the California Office Portfolio:

Historical Leased%(1)(2)

2018	As of 11/6/2019
100.0%	100.0%

(1)	As provided by the borrower and reflects occupancy as of December 31 for the indicated year unless specified otherwise.

(2)	The California Office Portfolio was acquired by the borrower sponsor in connection with the origination of the California Office Portfolio Loan. As such limited historical occupancy information is available.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the California Office Portfolio:

Cash Flow Analysis(1)(2)

	2018		TTM 8/31/2019		Underwritten		Underwritten $ per SF
Base Rent	$7,515,498		$7,593,981		$6,999,653		$30.73
Rent Steps	0		0		105,728		0.46
Potential Income from Vacant Space	0		0		0		0.00
Reimbursements(3)	1,131,959		1,231,755		2,970,716		13.04
Gross Potential Rent	$8,647,457		$8,825,736		$10,076,097		$44.24
Economic Vacancy & Credit Loss	0		0		(503,805)		(2.21)
Other Income	58,167		59,297		60,259		0.26
Effective Gross Income	$8,705,624		$8,885,032		$9,632,552		$42.29

Real Estate Taxes	$1,015,431		$1,043,002		$1,383,669		$6.07
Insurance	171,062		220,308		42,501		0.19
Management Fee	151,222		176,744		288,977		1.27
Other Operating Expenses	810,319		847,149		1,284,665		5.64
Total Operating Expenses	$2,148,034		$2,287,204		$2,999,811		$13.17

Net Operating Income(2)	$6,557,590		$6,597,828		$6,632,740		$29.12
TI/LC	0		0		284,550		1.25
Capital Expenditures	0		0		45,554		0.20
Net Cash Flow	$6,557,590		$6,597,828		$6,302,636		$27.67

Occupancy	100.0%		100%		95.0	%(5)
NOI Debt Yield(4)	8.4%		8.5%		8.5%
NCF DSCR(4)	2.01	x	2.02	x	2.02	x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The California Office Portfolio was acquired by the borrower sponsor in connection with the origination of the California Office Portfolio Loan. As such limited historical operating information is available.

(3)	The increase in reimbursements between the trailing twelve months ended June 2019 and the Underwriting represents the difference between reimbursements with Microsemi in-place (the TTM 6/30/2019) and Ambry Genetics occupying 100.0% of the One Enterprise Property (Underwritten).

(4)	Metrics are calculated based on the California Office Portfolio Loan.
(5)	Economic Occupancy is being underwritten at 95.0%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: CALIFORNIA OFFICE PORTFOLIO

■	Appraisal. According to the appraisal, the California Office Portfolio had an aggregate Appraised Value of $121,700,000. The Appraised Value of $121,700,000 represents (i) the as-is appraised value of $61,000,000 as of September 6, 2019 for the 2300 Orchard Property and (i) the as-stabilized appraised value of $60,700,000 as of February 1, 2022 for the One Enterprise Property. The as-stabilized appraised value for the One Enterprise Property assumes Ambry Genetics has expanded to occupy 100.0% of the One Enterprise Property. Ambry Genetics currently occupies all of floor 3 and 4 as well as a portion of the 1st floor of the One Enterprise Property and has signed a lease, with no contingencies, to occupy 100.0% of the One Enterprise Property beginning in February 2021. All free rent, gap rent and non-recoverable expenses through February 2022 have been reserved in connection with the origination of the California Office Portfolio Loan.

Appraisal Approach	“As-Is” Value	Discount Rate	Capitalization Rate
2300 Orchard Property
Direct Capitalization Approach	$62,000,000	N/A	5.50%
Discounted Cash Flow Approach(1)	NAP	NAP	NAP
One Enterprise Property
Direct Capitalization Approach	$49,400,000	N/A	5.50%
Discounted Cash Flow Approach	$49,200,000	7.00%	6.50%(2)

(1)	A discounted cash flow approach was not used by the appraiser, CBRE, for the 2300 Orchard Property.

(2)	Represents the terminal capitalization rate.

■	Environmental Matters. Based on a Phase I environmental report dated August 20, 2019, the environmental consultant did not identify evidence of any recognized environmental conditions or recommendations for further action at the California Office Portfolio.

■	Market Overview and Competition.

2300 Orchard Property

The 2300 Orchard Property is located in the Golden Triangle area of San Jose, California within Santa Clara County. The Golden Triangle is home to many established and start-up technology companies. San Jose is the third most populous city in California, behind Los Angeles and San Diego, and is the largest city in Northern California with an estimated population according to the U.S. Census Bureau of 1,030,110 as of July 1, 2018. San Jose International Airport is located approximately 1.8 miles southwest of the 2300 Orchard Property and San Francisco International Airport is located approximately 31.5 miles northwest of the 2300 Orchard Property. According to a third party report, the 2019 population within a one-, three- and five-mile radius of the 2300 Orchard Property is 1,476, 164,495 and 573,483, respectively, and the 2019 average household income within a one-, three- and five-mile radius of the 2300 Orchard Property is $133,939 $152,913 and $136,560, respectively.

San Jose is located within the Silicon Valley, one of the premier employment centers within the U.S. economy and home to some of the largest companies in the world. Technology companies with headquarter locations in San Jose include Cisco Systems, eBay, Adobe Systems, PayPal, Broadcom, Samsung, Acer, HP and Western Digital. The 2300 Orchard Property is located next door to PayPal’s Global Headquarters and additionally, Apple recently purchased approximately 85 acres of land located adjacent to the 2300 Orchard Property. According to a third party report, as of the second quarter of 2019, the Silicon Valley research and development market reported an inventory of approximately 146.7 million SF, asking rents of $31.20 per SF NNN and vacancy rate of 7.1%. The appraiser concluded to a market rent of $31.00 per SF NNN, which is approximately in-line with the in-place base rent of $31.19 per SF NNN Marvell is paying.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: CALIFORNIA OFFICE PORTFOLIO

The following table presents certain information relating to comparable buildings for the 2300 Orchard Property:

Office Building Comparables(1)

Property Name	City, State	NRA (SF)	Occupancy (%)		Price ($)	Price per SF ($)	NOI per SF ($)
2300 Orchard Property	San Jose, California	116,381	100.0%	(2)	$61,000,000	$524.14	$28.89
650 Alamanor Avenue	Sunnyvale, California	54,219	100.0%		$39,200,000	$722.99	$38.73
2755 & 277 Orchard Parkway	San Jose, California	101,374	100.0%		$47,790,000	$471.42	$29.87
Orchard Trimble	San Jose, California	218,645	100.0%		$93,500,000	$427.63	$26.09
Lincoln Technology Park	San Jose, California	249,832	100.0%		$132,500,000	$530.36	$28.64
408 East Plumeria Drive	San Jose, California	58,289	100.0%		$27,438,453	$470.73	$25.82
Average (excluding the 2300 Orchard Property)		136,472	100.0%		$68,085,691	$524.63	$29.83

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated November 6, 2019.

One Enterprise Property

The One Enterprise Property is located in a suburban neighborhood in Aliso Viejo, within Orange County California. The One Enterprise Property is located approximately 13.2 miles southeast of Irvine, and 32.5 miles southeast of Long Beach. Aliso Viejo is home to numerous corporate and regional headquarters such as 3tera, Buy.com and UST Global. According to a third party report, the 2019 population within a one-, three- and five-mile radius of the One Enterprise Property is 22,540, 115,645 and 281,757, respectively, and the 2019 average household income within a one-, three- and five-mile radius of the One Enterprise Property is $139,935, $120,006 and $136,872, respectively.

According to a third party report, Aliso Viejo falls within the South County Office Submarket, which comprises of nearly one-fourth of Orange County’s total inventory. South County has the highest average rental rate of all of the Orange County submarkets, with an average rental 7.3% higher than the rest of Orange County. According to a third party report, the submarket has an average asking rent of $33.00 per SF, which is above the in-place rent of Ambry Genetics’s new lease of $31.20 per SF. The appraisal concluded a submarket vacancy of 8.4% for the South Orange Submarket and a stabilized occupancy of 97.0% for the One Enterprise Property.

The following table presents certain information relating to comparable buildings for the One Enterprise Property:

Office Building Comparables(1)

Property Name	City, State	NRA (SF)	Occupancy (%)		Price ($)	Price per SF ($)	NOI per SF ($)
One Enterprise Property	Aliso Viejo, California	111,391	100.0%	(2)	$59,000,000	$529.67	$29.36
Hive	Costa Mesa, California	183,989	82.0%		$84,000,000	$456.55	$25.11
1, 3 and 5 Glen Bell Way	Irvine, California	270,062	100.0%		$104,000,000	$385.10	$25.95
2 MacArthur	Santa Ana, California	208,041	100.0%		$83,000,000	$398.96	$22.10
4 Polaris Way	Aliso Viejo, California	90,611	100.0%		$34,750,000	$383.51	$24.93
Average (excluding the One Enterprise Property)		136,472	100.0%		$68,085,691	$524.63	$29.83

(1)	Source: Appraisal.

(2)	Based on the underwritten rent roll dated November 6, 2019.

■	The Borrowers. The borrowers are BDC/Aliso Viejo (WC), LLC, BDC/Aliso Viejo (RP), LLC and BDC/San Jose, LLC, each a Delaware limited liability company and single purpose entity with at least one independent director. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the California Office Portfolio Loan. The borrower sponsor and non-recourse carveout guarantor is Walter C. Bowen. Walter C. Bowen founded BPM Real Estate Group in 1977 for the purpose of acquiring, developing, owning and operating Class A real estate throughout the United States. BPM Real Estate Group is led by an experienced team of executives with over 100 years of combined real estate expertise. In 2015, BPM Real Estate Group entered the office development, ownership and asset-management business. Prior to the acquisition of the California Office Portfolio, BPM Real Estate Group has acquired and/or developed over $250 million of office buildings in Portland, Oregon including Pearl West (155,000 SF), Broadway Tower (175,000 SF), 2100 Building (96,250 SF) and Willamette Oaks (36,520 SF).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: CALIFORNIA OFFICE PORTFOLIO

■	Escrows. On the origination date of the California Office Portfolio Loan, the borrowers funded reserves of (i) $636,217 for real estate taxes, (ii) $3,719 for insurance premiums (iii) $6,868,681 for free rent and reimbursements related to both Microsemi and Ambry Genetics and (iv) $4,576,468 for unfunded obligations related to outstanding tenant improvements, and leasing commissions related to Ambry Genetics.

Additionally, on each monthly due date, the borrowers are required to fund the following reserves with respect to the California Office Portfolio Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the next ensuing 12-month period (initially estimated to be $90,888), (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to cover premiums over the next ensuing 12-month period (initially estimated to be $3,719), (iii) a replacement reserves equal to $3,796, subject to a cap of $136,662 and (iv) a TI/LC Reserve in an amount equal to $23,713.

■	Lockbox and Cash Management. The California Office Portfolio Loan is structured with a hard lockbox and springing cash management. The borrowers delivered tenant direction letters to each existing tenant at the California Office Portfolio directing each of them to remit their rent checks directly to the lender-controlled lockbox. The borrowers are required to cause rents and other sums generated from the California Office Portfolio to be deposited directly into such lockbox. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrowers unless a California Office Portfolio Trigger Period (as defined below) exists. Upon the occurrence and during the continuance of a California Office Portfolio Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account under the control of the lender to be applied and disbursed in accordance with the California Office Portfolio Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the California Office Portfolio Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the California Office Portfolio Loan. Upon an event of default under the California Office Portfolio Loan documents, the lender may apply funds to the debt in such priority as it may determine.

A “California Office Portfolio Trigger Period” means a period commencing upon the earliest to occur of (i) an event of default, (ii) the debt yield falling below 7.0% and (iii) a Specified Tenant Trigger Period (as defined below), and expiring upon (a) with respect to clause (i) above, the cure of such event of default, (b) with respect to clause (ii) above, the debt yield being equal to or greater than 7.25% for two consecutive calendar quarters, and (c) with respect to clause (iii) above, such Specified Tenant Trigger Period ceasing to exist.

A “Specified Tenant” means, as applicable, (i) Marvell Semiconductor, Inc., (ii) Ambry Genetics Corporation, and (iii) any other tenant leasing all or a portion of the applicable Specified Tenant space, including but not limited to, A10 Networks Inc. and any guarantor(s) of the applicable related Specified Tenant lease(s) including, but not limited to, Konica Minolta Holdings U.S.A., Inc. Notwithstanding the foregoing, provided that Marvell observes and performs its obligations under its lease, then A10 Networks will not be deemed to be a Specified Tenant.

A “Specified Tenant Trigger Period” will (A) commence upon the first to occur of (i) a Specified Tenant being in a monetary or material non-monetary default under the applicable Specified Tenant lease beyond all applicable notice and cure periods, (ii) a Specified Tenant failing to be in actual, physical possession of its Specified Tenant space (or applicable portion thereof), unless the senior unsecured credit rating of the applicable Specified Tenant or any guarantor of the applicable Specified Tenant lease has a long-term unsecured debt rating of at least BBB or greater as rated by Standard & Poor’s, (iii) the Specified Tenant giving notice that it is terminating its lease for all or any significant portion of the Specified Tenant space (or applicable portion thereof), (iv) any termination or cancellation of any Specified Tenant lease (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of a Specified Tenant, (vi) a Specified Tenant failing to extend or renew the applicable Specified Tenant lease on or prior to the applicable Specified Tenant Extension Deadline in accordance with the terms and conditions of the applicable Specified Tenant lease and the California Office Portfolio Loan documents for a term of no less than five (5) years beyond the maturity date of the California Office Portfolio Loan, and (vii) the Specified Tenant ceasing to have a long-term unsecured debt rating of at least BBB or greater by Standard & Poor’s and (B) expire upon the first to occur of (i) the satisfaction of the Specified Tenant cure conditions under the California Office Portfolio Loan documents, or (ii) the borrowers leasing the entire Specified Tenant space (or applicable portion

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #3: CALIFORNIA OFFICE PORTFOLIO

thereof), the applicable tenant under such lease paying the full amount of the rent due under such lease, and, except with respect to the must-take expansion space demised pursuant to the Ambry Genetics lease, the applicable tenant under such lease being in actual possession of the space demised under such lease.

The “Specified Tenant Extension Deadline” means (A) the earlier to occur of (i) twenty-four (24) months prior to the maturity date of the California Office Portfolio Loan or (ii) the renewal notice period required under the applicable Specified Tenant lease and (B) in the event that the Specified Tenant lease is set to expire within five (5) years following the maturity date of the California Office Portfolio Loan, twelve (12) months prior to the maturity date of the California Office Portfolio Loan.

■	Tenants In Common. Two of the borrowers, BDC/Aliso Viejo (WC), LLC and BDC/Aliso Viejo (RP), LLC own the One Enterprise Property as tenants in common. Each tenant in common borrower is ultimately owned and controlled by the borrower sponsor and non-recourse carveout guarantor, Walter C. Bowen. The tenant in common borrowers have entered into a tenancy in common agreement pursuant to which BDC/Aliso Viejo (WC), LLC was appointed as agent to receive notices and correspond on behalf of the tenancy in common borrowers and pursuant to which the tenancy in common borrowers waived their right to partition and subordinated their rights to the terms of the California Office Portfolio Loan documents, which tenancy in common agreement cannot be amended without the lender’s consent and a memorandum of which was filed simultaneously with the origination of the California Office Portfolio Loan.

■	Property Management. The California Office Portfolio is managed by Bowen Property Management Company (d/b/a WCB Commercial Properties), an affiliate of the borrower sponsor, pursuant to a management agreement. Under the California Office Portfolio Loan documents, the lender may, or may require the borrowers to, terminate the management agreement and replace the manager if: (i) an event of default under the California Office Portfolio Loan documents exists, (ii) there exists a default by the manager under the management agreement beyond all applicable notice and cure periods, or (iii) the property manager becomes insolvent or a debtor in (x) an involuntary bankruptcy or insolvency proceeding not dismissed within 90 days or (y) any voluntary bankruptcy or insolvency proceeding or (iv) manager’s gross negligence, fraud, willful misconduct or misappropriation of funds. Provided that no event of default is occurring under the California Office Portfolio Loan documents, the borrowers may terminate the management agreement and replace the manager with a manager approved by the lender, which approval may be conditioned upon receipt of a rating agency confirmation.

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The California Office Portfolio Loan documents require that the “all-risk” insurance policy required to be maintained by the borrowers provides coverage for terrorism in an amount equal to the full replacement cost of the California Office Portfolio, plus business interruption coverage in an amount equal to 100% of the projected gross income for the California Office Portfolio until the completion of restoration or the expiration of 18 months, with a 6-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $25,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: usaa oFFICE pORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: usaa oFFICE pORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: usaa oFFICE pORTFOLIO

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	4		Loan Seller		GSMC
Location (City/State)	Various / Various		Cut-off Date Principal Balance(2)		$75,000,000
Property Type	Office		Cut-off Date Principal Balance per SF(1)		$274.99
Size (SF)	881,490		Percentage of Initial Pool Balance		8.0%
Total Occupancy as of 11/6/2019	100.0%		Number of Related Mortgage Loans		None
Owned Occupancy as of 11/6/2019	100.0%		Type of Security		Fee Simple
Year Built / Latest Renovation	Various / NAP		Mortgage Rate		3.37000%
Appraised Value	$380,000,000		Original Term to Maturity (Months)		121
Appraisal Date	6/7/2019		Original Amortization Term (Months)		NAP
Borrower Sponsor	JDM Real Estate Funds, LLC		Original Interest Only Period (Months)		121
Property Management	Tenant Managed		First Payment Date		8/6/2019
			Maturity Date		8/6/2029

Underwritten Revenues	$31,543,524
Underwritten Expenses	$7,885,881		Escrows(3)
Underwritten Net Operating Income (NOI)	$23,657,643			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$23,481,345		Taxes	$0	$0
Cut-off Date LTV Ratio(1)	63.8%		Insurance	$0	$0
Maturity Date LTV Ratio(1)	63.8%		Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.86x / 2.84x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	9.8% / 9.7%		Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$242,400,000	64.6%	Purchase Price	$375,000,000	99.9%
Principal’s New Cash Contribution	132,983,640	35.4	Origination Costs	383,640	0.1

Total Sources	$375,383,640	100.0%	Total Uses	$375,383,640	100.0%

(1)	Calculated based on the aggregate outstanding balance of the USAA Office Portfolio Loan Combination. See “—The Mortgage Loan” below.

(2)	The Cut-off Date Principal Balance of $75,000,000 represents the non-controlling note A-3 and non-controlling note A-4 of the USAA Office Portfolio Loan Combination evidenced by eight pari passu notes. See “—The Mortgage Loan” below.

(3)	See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “USAA Office Portfolio Loan”) is part of a loan combination (the “USAA Office Portfolio Loan Combination”) consisting of eight pari passu promissory notes (note A-1, note A-2, note A-3, note A-4, note A-5, note A-6, note A-7 and note A-8) with an aggregate original principal balance of $242,400,000 and is secured by a first mortgage and deed of trust encumbering the borrowers’ respective fee simple interests in a portfolio of four office properties located in Plano, Texas and Tampa, Florida (the “USAA Office Portfolio Properties”). The USAA Office Portfolio Loan, evidenced by non-controlling note A-3 and non-controlling note A-4, has an outstanding principal balance as of the Cut-off Date of $75,000,000 and represents approximately 8.0% of the Initial Pool Balance. The related pari passu companion loans are evidenced by the controlling note A-1 (with an outstanding principal balance as of the Cut-off Date of $62,400,000), non-controlling note A-2 (with an outstanding principal balance as of the Cut-off Date of $45,000,000), non-controlling note A-5 (with an outstanding principal balance as of the Cut-off Date of $15,000,000), non-controlling note A-6 (with an outstanding principal balance as of the Cut-off Date of $30,000,000), non-controlling note A-7 (with an outstanding principal balance as of the Cut-off Date of $10,000,000) and non-controlling note A-8 (with an outstanding principal balance as of the Cut-off Date of $5,000,000).

■	The USAA Office Portfolio Loan Combination was originated by Goldman Sachs Bank USA (“GS Bank”) on July 2, 2019. The USAA Office Portfolio Loan Combination has an interest rate of 3.37000% per annum. The borrowers utilized the proceeds of the USAA Office Portfolio Loan Combination to acquire the USAA Office Portfolio Properties and pay origination costs.

The USAA Office Portfolio Loan Combination had an initial term of 121 months and has a remaining term of 117 months as of the Cut-off Date. The USAA Office Portfolio Loan Combination requires interest-only payments during its term. The scheduled maturity date of the USAA Office Portfolio Loan Combination is August 6, 2029. The USAA Office Portfolio Loan Combination may be voluntarily prepaid in whole (but not in part) beginning on July 6, 2020. Any voluntary prepayments prior to the payment date in May 2029, require a yield maintenance premium, which may be no less than 1% of the amount prepaid.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: usaa oFFICE pORTFOLIO

The table below summarizes the promissory notes that comprise the USAA Office Portfolio Loan Combination. The relationship between the holders of the USAA Office Portfolio Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Outside-Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece

Note A-1	$62,400,000	$62,400,000	CGCMT 2019-GC41	Yes
Note A-2	$45,000,000	$45,000,000	GSMS 2019-GC42	No
Note A-3	$30,000,000	$30,000,000	CGCMT 2019-GC43	No
Note A-4	$45,000,000	$45,000,000	CGCMT 2019-GC43	No
Note A-5	$15,000,000	$15,000,000	GSMS 2019-GSA1	No
Note A-6	$30,000,000	$30,000,000	GS Bank(1)	No
Note A-7	$10,000,000	$10,000,000	GS Bank(1)	No
Note A-8	$5,000,000	$5,000,000	GS Bank(1)	No
Total	$242,400,000	$242,400,000

(1)	Notes A-6, A-7 and A-8 are currently held by GS Bank and are expected to be contributed to one or more future securitization transactions.

■	The Mortgaged Properties. The USAA Office Portfolio Properties are comprised of five office buildings under four leases that are each 100.0% leased to United Services Automobile Association (“USAA”), a financial services and insurance company, on a long term triple-net lease with 3% annual escalations. The credit rating for USAA is AA and Aa1 by S&P and Moody’s, respectively. The two buildings comprising Legacy Corporate Centre I & II are on the same lease, while each of the three other USAA Office Portfolio Properties is comprised of one building subject to its own individual lease. There are no termination or contraction options except in the case of a major casualty, and the USAA Office Portfolio Properties have a weighted average remaining lease term of 12.22 years as of the Cut-off Date.

—	Legacy Corporate Centre I & II and Legacy Corporate Centre III are located in the Upper Tollway/West Plano submarket of Plano, Texas. Legacy Corporate Centre I & II were constructed in 1999 and Legacy Corporate Centre III was constructed in 2019. These host one of USAA’s software and technology innovation centers.

—	Crosstown Center I and Crosstown Center II are located along the I-75 office corridor in Tampa, Florida. Crosstown Center I was built in 2015 and Crosstown Center II was built in 2018. Tampa serves as a strategic command center for USAA’s customer services operations.

The following table presents certain information relating to the USAA Office Portfolio Properties:

Portfolio Summary

Property Name	City	State	% of Allocated Loan Amount	Total GLA	Year Built	Appraised Value	UW NCF
Legacy Corporate Centre I & II	Plano	Texas	30.2%	238,926	1999	$114,824,056	$6,547,460
Crosstown Center I	Tampa	Florida	27.9	260,869	2015	106,065,678	6,610,104
Crosstown Center II	Tampa	Florida	24.8	236,550	2018	93,934,322	6,309,273
Legacy Corporate Centre III	Plano	Texas	17.2	145,145	2019	65,175,943	4,014,509
Totals			100.0%	881,490		$380,000,000	$23,481,345

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: usaa oFFICE pORTFOLIO

The following table presents certain information relating to USAA, which is the sole tenant at the USAA Office Portfolio Properties:

Largest Tenant Based on Underwritten Base Rent(1)

Tenant Name – Property	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
USAA – Crosstown Center I	NR / Aa1 / AA	260,869	29.6%	$6,052,161	29.1%	$23.20	8/31/2030	2, 5-year options
USAA – Legacy Corporate Centre I & II	NR / Aa1 / AA	238,926	27.1	5,992,264	28.8	25.08	12/31/2029	2, 5-year options
USAA – Crosstown Center II	NR / Aa1 / AA	236,550	26.8	5,360,223	25.8	22.66	12/31/2033	2, 5-year options
USAA – Legacy Corporate Centre III	NR / Aa1 / AA	145,145	16.5	3,409,456	16.4	23.49	10/31/2033	2, 5-year options
Totals / Wtd. Avg. Tenants		881,490	100.0%	$20,814,104	100.0%	$23.61

(1)	Based on the underwritten rent roll dated September 1, 2019.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The following table presents certain information relating to the lease rollover schedule at the USAA Office Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	238,926	27.1	27.1%	5,992,264	28.8	25.08	1
2030 & Thereafter	642,564	72.9	100.0%	14,821,840	71.2	23.07	3
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	881,490	100.0%		$20,814,104	100.0%	$23.61	4

(1)	Calculated based on approximate square footage occupied by the sole tenant.

The following table presents certain information relating to historical occupancy at the USAA Office Portfolio Properties:

Historical Leased %(1)

As of 11/6/2019
100.0%

(1)	Historical leasing information is not available as the USAA Office Portfolio Properties were acquired at origination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: usaa oFFICE pORTFOLIO

■	Underwritten Net Cash Flow. The following table presents certain information relating to the performance and the Underwritten Net Cash Flow at the USAA Office Portfolio Properties:

Cash Flow Analysis(1)

	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$20,814,104	$23.61
Contractual Rent Steps	5,075,757	5.76
Total Reimbursement Revenue	6,939,575	7.87
Gross Revenue	$32,829,436	$37.24
Vacancy Loss	(1,285,912)	(1.46)
Effective Gross Revenue	$31,543,524	$35.78

Total Operating Expenses	$7,885,881	$8.95

Net Operating Income	$23,657,643	$26.84
TI/LC	0	0.00
Replacement Reserves	176,298	0.20
Net Cash Flow	$23,481,345	$26.64

Occupancy	100.0%
NOI Debt Yield(3)	9.8%
NCF DSCR(3)	2.84x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flows are based on contractual rents as of September 1, 2019 and contractual rent steps through August 31, 2020.

(3)	NOI Debt Yield and NCF DSCR are calculated based on the USAA Office Portfolio Loan Combination.

■	Appraisal. According to the appraisals, the USAA Office Portfolio Properties had an aggregate “as-is” appraised value of $380,000,000 as of June 7, 2019. The dark value of the Legacy Corporate Centre I & II and Legacy Corporate Centre III properties combined is $127,000,000, or approximately $331 per SF, and the dark value of the Crosstown Center I and Crosstown Center II properties combined is $143,000,000, or approximately $287 per SF, according to the appraisals.

Location	Appraisal Approach	Value	Discount Rate	Capitalization Rate
Plano, Texas	Direct Capitalization Approach	$180,000,000	N/A	5.50%

Tampa, Florida	Direct Capitalization Approach	$196,000,000	N/A	5.75%
	Discounted Cash Flow Approach	$200,000,000	7.00%	6.50%(1)

(1)	Represents the terminal cap rate.

■	Environmental Matters. According to the Phase I environmental reports dated June 21, 2019 and provided in connection with the origination of the USAA Office Portfolio Loan Combination, there are no recognized environmental conditions or recommendations for further action at the USAA Office Portfolio Properties.

■	Market Overview and Competition. The USAA Office Portfolio Properties total 881,490 SF of Class A office space and are located in Plano, Texas (43.6% of total SF) and Tampa, Florida (56.4% of total SF). Plano and Tampa have highly diversified economies posting corporate employment growth. Plano is located 20 miles north of downtown Dallas and is a hub for major corporate employers, such as PepsiCo, Pizza Hut, Toyota, J.P. Morgan, Fannie Mae, FedEx and Liberty Mutual. East Tampa’s accessibility and affordability have attracted global and national companies including Johnson & Johnson, J.P. Morgan, Citicorp, Progressive Insurance, Spectrum/Bright House, Verizon, and Advent Health.

The leases on the USAA Office Portfolio Properties are structured as triple-net leases, with the tenant responsible for all associated operating expenses.

Since 2015, Plano’s population has grown by an estimated 3.3% to 282,700 in 2018. According to residential development projections by the city’s planning department, the population is projected to grow to 292,900 by 2028 and to 300,000 by 2038. According to the U.S. Census Bureau, the median household income of Plano is $85,085 as of January 2019. The unemployment rate in Plano for fiscal year 2018 remained at 3.2%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: usaa oFFICE pORTFOLIO

The Crosstown Center properties are located in the East Tampa submarket and approximately 8.5 miles east of downtown Tampa, Florida. The City of Tampa serves a population of approximately 385,430. Tampa is home to several company headquarters including Publix Supermarkets, Raymond James Financial, Jabil, TECO Energy, Sykes Enterprises, ALDI, HCA West Florida and Tech Data.

■	The Borrowers. The borrowers are JDM Legacy TX, LLC and JDM Crosstown FL, LLC, each a Delaware limited liability company. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the USAA Office Portfolio Loan Combination. The non-recourse carveout guarantor and borrower sponsor under the USAA Office Portfolio Loan Combination is JDM Real Estate Funds, LLC, a Delaware limited liability company (“JDM REF”).

JDM REF is a real estate investment fund manager that primarily acquires and holds properties leased to credit tenants through triple-net leases throughout the United States. JDM REF focuses on real estate that is operated by a single tenant, and its diversified portfolio of triple-net leased assets includes corporate offices, data centers, and an industrial facility. JDM REF was founded and is controlled by Jerry Colangelo, David Eaton and Mel Shultz, who have led the business together for over 35 years and who collectively possess over 125 years of real estate, sports and entertainment, development and operational experience. As of December 31, 2018, JDM REF manages a portfolio of 24 individual triple-net leased commercial office, data center and industrial properties located in 17 states comprising approximately 8.5 million rentable square feet of operational space.

■	Escrows. On each payment date during the continuance of a USAA Office Portfolio Trigger Period, the borrowers will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the property taxes and insurance premiums that will be payable during the next 12 months, (ii) a tenant improvements and leasing commissions reserve in an amount equal to $73,458 and (iii) a capital expenditure reserve in an amount equal to $14,692.

A “USAA Office Portfolio Trigger Period” means any period during which (i) for any reason other than the continuance of a USAA Office Portfolio Lease Sweep Period, net operating income (as calculated under the loan documents) falls below $17,177,566 as of the end of any fiscal quarter, until net operating income (as calculated under the loan documents) exceeds $17,177,566 as of the end of two consecutive fiscal quarters thereafter, (ii) a USAA Office Portfolio Lease Sweep Period is continuing or (iii) an event of default is continuing under any mezzanine loan originated in connection with a request by the lender to restructure the USAA Office Portfolio Loan Combination.

A “USAA Office Portfolio Lease Sweep Period” means any period commencing on the date USAA (i) surrenders, cancels, terminates, or materially modifies any of its leases with the borrowers and ending upon a Replacement Lease Cure; (ii) is required to, but has not, exercised any extension option and ending upon the last day for the exercise of such option has lapsed, or the date that is 12 months prior to expiration of such lease (absent a renewal or extension of such lease) and ending upon either (x) USAA renewing or extending the term of the applicable lease for a term of no less than 10 years on arm’s-length prevailing market terms (or on the terms that would have otherwise applied to an extension or renewal if it had been timely renewed or extended) or (y) a Replacement Lease Cure; (iii) defaults in the payment of rent (after any applicable notice and cure periods) under any USAA lease and ending upon either (x) the cure of such default or (y) a Replacement Lease Cure; (iv) files or is the subject of, or its lease guarantor, if any, files or is the subject of, any bankruptcy or similar insolvency proceeding or has its assets made subject to the jurisdiction of a bankruptcy court and ending upon either (x) the assumption by USAA of the applicable USAA lease, or (y) a Replacement Lease Cure; or (v) notifies the borrowers in writing of its election to terminate any of its leases within the next 12 months in accordance with its terms as a result of the occurrence of a casualty or condemnation and ending upon a Replacement Lease Cure. In addition, a USAA Office Portfolio Lease Sweep Period will be deemed to have ended upon (x) the subaccount of the cash management account known as the excess cash flow reserve account containing funds in the amount of the USAA Office Portfolio Lease Sweep Cap Amount (giving credit for amounts (if any) in the tenant improvements and leasing commissions reserve and the capital expenditure reserve) or (y) the borrowers’ delivery of additional collateral to the lender in the form of cash or a letter of credit reasonably acceptable to the lender in an amount equal to the USAA Office Portfolio Lease Sweep Cap Amount.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: usaa oFFICE pORTFOLIO

A “Replacement Lease Cure” means the borrowers entering into one or more qualified replacement leases for at least 90% of the space demised under the applicable lease or with aggregate net effective rent under such replacement lease(s) of no less than 90% of the net effective rent under the replaced lease.

A “USAA Office Portfolio Lease Sweep Cap Amount” means, with respect to any USAA Office Portfolio Trigger Period caused solely by a USAA Office Portfolio Lease Sweep Period, an amount equal to the product of (x) $30, and (y) the rentable square footage under the applicable lease(s) to USAA and to the extent causing the applicable USAA Office Portfolio Lease Sweep Period.

■	Lockbox and Cash Management. The USAA Office Portfolio Loan Combination is structured with a hard lockbox and springing cash management. The borrowers are required to direct each tenant at each USAA Office Portfolio Property to deposit rents directly into a lender-controlled lockbox account. In addition, the borrowers are required to cause all cash revenues relating to the USAA Office Portfolio Properties and all other money received by the borrowers or the property manager with respect to the USAA Office Portfolio Properties (other than tenant security deposits) to be deposited into a lender-controlled lockbox account or, during a continuing USAA Office Portfolio Trigger Period or an event of default, a lender-controlled cash management account within one business day of receipt. On each business day during the continuance of a USAA Office Portfolio Trigger Period or an event of default, all amounts in the lockbox account are required to be remitted to the cash management account. On each business day that no USAA Office Portfolio Trigger Period or event of default is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account.

On each payment date during the continuance of a USAA Office Portfolio Trigger Period or, at the lender’s discretion, during an event of default under the USAA Office Portfolio Loan Combination, all funds on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be reserved as additional collateral for the USAA Office Portfolio Loan Combination, unless such USAA Office Portfolio Trigger Period is solely caused by a USAA Office Portfolio Lease Sweep Period, in which case the amount required to be reserved as additional collateral is equal to the amount necessary to cause the sum of the amounts in the excess cash reserve account, the tenant improvements and leasing commissions reserve account and the capital expenditure reserve account to equal the USAA Office Portfolio Lease Sweep Cap Amount.

■	Property Management. The USAA Office Portfolio Properties are self-managed by the sole tenant. Under the related loan documents, the USAA Office Portfolio Properties are required to be managed during the term of the USAA Office Portfolio Loan Combination by any of (i) the sole tenant, (ii) JLL, (iii) CBRE, (iv) Cushman & Wakefield, (v) any affiliate of the borrower sponsor, (vi) a reputable and experienced owner, operator or manager of commercial properties with at least five years’ experience in the ownership, operation or management of properties similar to the USAA Office Portfolio Properties containing at least 5,000,000 rentable square feet, provided that such property manager is not the subject of bankruptcy or similar proceedings or (vii) any other management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received.

The lender has the right to replace, or require the borrowers to replace, any property manager appointed by the borrowers with a property manager selected by the borrowers, subject to the lender’s reasonable approval (or, in the event of an event of default under the USAA Office Portfolio Loan Combination or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, selected by the lender) (i) during the continuance of an event of default under the USAA Office Portfolio Loan Combination, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a bankruptcy petition, (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of creditors or (vi) if the property manager is adjudicated insolvent.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #4: usaa oFFICE pORTFOLIO

■	Release of Collateral. Provided no event of default under the USAA Office Portfolio Loan Combination is continuing, the borrowers have a one-time right at any time from and after July 6, 2020 to obtain the release of a single USAA Office Portfolio Property subject to the satisfaction of certain conditions, including, among others: (i) prepayment (together with any applicable yield maintenance premium) in an amount equal to the greater of (x) 110% of the allocated loan amount for the applicable USAA Office Portfolio Property or (y) the portion of the net proceeds received by the borrowers in connection with the sale of such USAA Office Portfolio Property that when applied to the repayment of the USAA Office Portfolio Loan Combination would result in a loan-to-value ratio of not greater than 60% (based on a newly acquired appraisal of the applicable USAA Office Portfolio Properties), (ii) after giving effect to such release, the debt yield (as calculated under the loan documents) for the 12-month period ending on the last day of the most recent fiscal quarter, is no less than the greater of (x) 8.3% and (y) the debt yield (as calculated under the loan documents) immediately prior to such release, and (iii) if requested by lender, delivery of a REMIC opinion.

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. So long as TRIPRA is in effect, the borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the USAA Office Portfolio Properties, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, but terrorism insurance is commercially available, then the borrowers will be required to maintain terrorism insurance, but will not be required to spend on terrorism insurance coverage more than two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #5: GRAnd canal Shoppes

VENETIAN
TAO
TAO

TAO

GRAND CANAL SHOPPES
SHOPPING & DINING

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: GRAnd canal Shoppes

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: GRAnd canal Shoppes

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: GRAnd canal Shoppes

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: GRAnd canal Shoppes

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: GRAnd canal Shoppes

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller(3)	GSMC
Location (City/State)	Las Vegas, Nevada	Cut-off Date Principal Balance(4)	$70,384,615
Property Type	Retail	Cut-off Date Principal Balance per SF(2)	$1,000.14
Size (SF)(1)	759,891	Percentage of Initial Pool Balance	7.5%
Total Occupancy as of 5/31/2019	94.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 5/31/2019	94.0%	Type of Security	Fee Simple / Leasehold
Year Built / Latest Renovation	1999 / 2007	Mortgage Rate(5)	3.74080%
Appraised Value	$1,640,000,000	Original Term to Maturity (Months)	120
Borrower Sponsors	Brookfield Properties REIT Inc. and Nuveen Real Estate	Original Amortization Term (Months)	NAP
Property Management	Brookfield Properties Retail Inc.	Original Interest Only Period (Months)	120
First Payment Date	8/1/2019
Maturity Date	7/1/2029

Underwritten Revenues	$104,029,334
Underwritten Expenses	$31,007,624	Escrows(6)
Underwritten Net Operating Income (NOI)	$73,021,709	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$70,997,903	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	46.3%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	46.3%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	2.53x / 2.46x	TI/LC	$12,309,694	$0
Debt Yield Based on Underwritten NOI / NCF(2)	9.6% / 9.3%	Other(7)	$1,218,246	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan Combination Amount	$760,000,000	77.9%	Loan Payoff	$627,284,452	64.3%
Subordinate Loan Amount	215,000,000	22.1	Principal Equity Distribution	333,044,567	34.2
Reserves	13,527,940	1.4
Closing Costs	1,143,041	0.1

Total Sources	$975,000,000	100.0%	Total Uses	$975,000,000	100.0%

(1)	Size (SF) excludes the 84,743 SF space currently leased to Barneys New York. This space is included in the collateral; however, the borrowers have the right to obtain a free release with respect to such space. As such, no value or rental income has been attributed to this space.

(2)	Calculated based on the aggregate outstanding principal balance of the Grand Canal Shoppes Senior Loans.

(3)	The Grand Canal Shoppes Loan Combination was co-originated by MSBNA, WFB, JPMCB and GS Bank.

(4)	The Cut-off Date Principal Balance represents the non-controlling note A-4-2 and note A-4-5 of the $975,000,000 Grand Canal Shoppes Loan Combination.

(5)	Reflects the Grand Canal Shoppes Senior Loans only. The Grand Canal Shoppes Subordinate Loans accrue interest at the rate of 6.25000% per annum.

(6)	See “—Escrows” below.

(7)	Other escrows represent the $1,218,246 reserved for gap rent associated with five tenants.

■	The Mortgage Loan. The mortgage loan (the “Grand Canal Shoppes Loan”) is part of a loan combination (the “Grand Canal Shoppes Loan Combination”) consisting of 24 senior pari passu promissory notes (note A-1-1, note A-1-2, note A-1-3, note A-1-4, note A-1-5, note A-1-6, note A-1-7, note A-1-8, note A-2-1, note A-2-2-1, note A-2-2-2, note A-2-3, note A-2-4, note A-2-5, note A-3-1, note A-3-2, note A-3-3, note A-3-4, note A-3-5, note A-4-1, note A-4-2, note A-4-3, note A-4-4 and note A-4-5) with an aggregate original principal balance of $760,000,000 (the “Grand Canal Shoppes Senior Loans”) and four subordinate pari passu promissory notes (note B-1, note B-2, note B-3 and note B-4) with an aggregate original principal balance of $215,000,000 (the “Grand Canal Shoppes Subordinate Loans”). The Grand Canal Shoppes Loan Combination has an aggregate original principal balance of $975,000,000 and is secured by a first mortgage encumbering the borrowers’ fee simple and leasehold interests in a 759,891 SF specialty retail center that predominantly comprises the first-, second-, and third-levels of the Venetian Hotel and Casino and Palazzo Resort and Casino located in Las Vegas, Nevada (the “Grand Canal Shoppes Property”). The Grand Canal Shoppes Loan, which will be included in the CGCMT 2019-GC43 securitization transaction, is evidenced by the non-controlling note A-4-2 and note A-4-5, has an outstanding principal balance as of the Cut-off Date of $70,384,615 and represents approximately 7.5% of the Initial Pool Balance.

The Grand Canal Shoppes Loan Combination was co-originated by Morgan Stanley Bank, N.A. (“MSBNA”), Wells Fargo Bank, N.A. (“WFB”), JPMorgan Chase Bank, National Association (“JPMCB”) and Goldman Sachs Bank USA (“GS Bank”) on June 3, 2019. The non-controlling notes A-1-1 and A-1-6 were included in the MSC 2019-H7 securitization transaction. The non-controlling notes A-1-2 and A-2-1 were included in the BANK 2019-BNK19 securitization transaction. The non-controlling note A-3-1 was included in the Benchmark 2019-B12 securitization transaction. The other note holders are set forth in the Loan Combination Summary below. The Grand Canal Shoppes Loan received a credit assessment of BBB-SF by Fitch and BBB (high)(SF) by DBRS.

The Grand Canal Shoppes Senior Loans (including the Grand Canal Shoppes Loan) have an interest rate of 3.74080% per annum and the Grand Canal Shoppes Subordinate Loans have an interest rate of 6.25000% per annum, resulting in an initial weighted average interest rate of approximately 4.29411076923077% per annum on the Grand Canal Shoppes Loan Combination. The borrowers utilized the proceeds of the Grand Canal Shoppes Loan Combination to

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: GRAnd canal Shoppes

refinance existing securitized debt on the Grand Canal Shoppes Property, pay closing costs, fund reserves and return equity to the borrower sponsor.

The Grand Canal Shoppes Loan Combination had an initial term of 120 months and has a remaining term of 116 months as of the Cut-off Date. The Grand Canal Shoppes Loan Combination requires interest-only payments during its term. The scheduled maturity date of the Grand Canal Shoppes Loan Combination is July 1, 2029. The Grand Canal Shoppes Loan Combination may be voluntarily prepaid in whole (but not in part) at any time from and after March 1, 2029. In addition, prior to March 1, 2029 and provided that no event of default is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time after the earlier of (a) the second anniversary of the closing date of the securitization into which the last piece of the Grand Canal Shoppes Loan Combination is deposited and (b) June 3, 2022.

The table below summarizes the promissory notes that comprise the Grand Canal Shoppes Loan Combination. The relationship between the holders of the Grand Canal Shoppes Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Grand Canal Shoppes Pari Passu-AB Loan Combination” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece

Note A-1-1	$60,000,000	$60,000,000	MSC 2019-H7	Yes(1)
Note A-1-2	50,000,000	50,000,000	BANK 2019-BNK19	No
Note A-1-3	40,000,000	40,000,000	MSBNA(2)	No
Note A-1-4	40,000,000	40,000,000	BANK 2019-BNK21	No
Note A-1-5	13,846,154	13,846,154	MSBNA(2)	No
Note A-1-6	10,000,000	10,000,000	MSC 2019-H7	No
Note A-1-7	10,000,000	10,000,000	BANK 2019-BNK20	No
Note A-1-8	10,000,000	10,000,000	BANK 2019-BNK20	No
Note A-2-1	50,000,000	50,000,000	BANK 2019-BNK19	No
Note A-2-2-1	20,000,000	20,000,000	BANK 2019-BNK20	No
Note A-2-2-2	30,000,000	30,000,000	CSAIL 2019-C17	No
Note A-2-3	40,000,000	40,000,000	UBS 2019-C17	No
Note A-2-4	25,000,000	25,000,000	UBS AG(3)	No
Note A-2-5	10,384,615	10,384,615	UBS 2019-C17	No
Note A-3-1	50,000,000	50,000,000	Benchmark 2019-B12	No
Note A-3-2	50,000,000	50,000,000	Benchmark 2019-B13	No
Note A-3-3	40,000,000	40,000,000	JPMCB(4)	No
Note A-3-4	25,000,000	25,000,000	CF 2019-CF2	No
Note A-3-5	10,384,615	10,384,615	JPMCB(4)	No
Note A-4-1	60,000,000	60,000,000	CGCMT 2019-GC41	No
Note A-4-2	60,000,000	60,000,000	CGCMT 2019-GC43	No
Note A-4-3	20,000,000	20,000,000	GSMS 2019-GC42	No
Note A-4-4	25,000,000	25,000,000	GSMS 2019-GSA1	No
Note A-4-5	10,384,615	10,384,615	CGCMT 2019-GC43	No
B notes	215,000,000	215,000,000	CPPIB Credit Investments II Inc.	Yes(1)
Total	$975,000,000	$975,000,000

(1)	The initial controlling noteholder is the holder or holders of a majority of the Grand Canal Shoppes Subordinate Loans (by principal balance).The holder of the Grand Canal Shoppes Subordinate Companion Loans will have the right to appoint the special servicer of the Grand Canal Shoppes Loan Combination and to direct certain decisions with respect to the Grand Canal Shoppes Loan Combination, unless a control appraisal event exists under the related co-lender agreement, upon which note A-1-1 will be the controlling note. The Grand Canal Shoppes Loan Combination is serviced pursuant to the pooling and servicing agreement for the MSC 2019-H7 securitization.

(2)	Notes A-1-3 and A-1-5 are currently held by MSBNA and are expected to be contributed to one or more future securitization trusts.

(3)	Note A-2-4 is currently held by UBS AG and is expected to be contributed to one or more future securitization trusts.

(4)	Notes A-3-3 and A-3-5 are currently held by JPMCB and are expected to be contributed to one or more future securitization trusts.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: GRAnd canal Shoppes

The Grand Canal Shoppes Loan Combination capital structure is shown below:

Grand Canal Shoppes Loan Combination Capital Structure

(1)	The initial weighted average interest rate of the notes comprising the Grand Canal Shoppes Loan Combination is 4.29411076923077%. The interest rate on the Grand Canal Shoppes Loan Combination as of any date of determination will be the weighted average interest rate of the notes comprising the Grand Canal Shoppes Loan Combination.

(2)	Based on the “as-is” appraised value of $1,640,000,000 as of April 3, 2019.

(3)	Based on the UW NOI of $73,021,709 and the UW NCF of $70,997,903.

(4)	Based on the “as-is” appraised value of $1,640,000,000, the Implied Borrower Sponsor Equity is $665,000,000.

■	The Mortgaged Property: The Grand Canal Shoppes Property is a 759,891 SF specialty retail center that predominantly comprises the first-, second- and third-level of the Venetian Hotel and Casino and Palazzo Resort and Casino. The Grand Canal Shoppes Property opened in 1999, with an expansion in conjunction with the completion of the Palazzo Resort and Casino (“The Palazzo”) in 2007, and was anchored by an 84,743 SF, three-level Barneys New York, which closed in connection with Barneys New York filing for bankruptcy in August 2019. The Barneys New York space is part of the collateral for the Grand Canal Shoppes Loan Combination, but the borrowers have the right to obtain a release of the Barneys Parcel without any payment of a release price. At origination, no value or rental income was attributed to the Barneys Parcel.

The Venetian Hotel and Casino and The Palazzo are luxury hotels and casino resorts situated within the southeast quadrant of Las Vegas Boulevard and Sands Avenue. The Venetian Hotel and Casino and The Palazzo are owned and operated by Las Vegas Sands. The overall resort complex is the largest on The Strip, and includes 4,049 rooms within the Venetian Hotel and Casino, 3,068 rooms/suites within The Palazzo, and 225,000 SF of gaming space (combined), none of which are collateral for the Grand Canal Shoppes Loan Combination. The Grand Canal Shoppes Property is physically connected to the Venetian Hotel and Casino and The Palazzo, which combine to create a large hotel and resort complex with over 7,000 hotel rooms, 2.3 million SF of meeting space, one million SF of retail space and more than 30 restaurants. In addition, the Grand Canal Shoppes Property is within walking distance to over 140,000 hotel rooms.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: GRAnd canal Shoppes

The Grand Canal Shoppes Property is situated across 21.1 acres of land along the central portion of Las Vegas Boulevard (“The Strip”). The Grand Canal Shoppes Property is a premier shopping, entertainment and dining venue in Las Vegas featuring a unique Venetian-inspired setting with luxury retailers and restaurant concepts. Attractions include a gondola ride through the canals of the Grand Canal Shoppes Property as well as showroom/theater space for live performances.

The Grand Canal Shoppes Property is currently 94.0% leased as of May 31, 2019. According to the appraisal, the Grand Canal Shoppes Property generates average mall shop sales of over $1,000 per SF. The Grand Canal Shoppes Property generated $427.6 million in gross sales with comparable in line sales inclusive of the food court of $1,182 per SF as of TTM February 2019. The Grand Canal Shoppes Property generates over 60% of its top line revenue from food and entertainment offerings, including restaurants such as TAO Asian Bistro, which features a night and beach club, Grand Lux Café, Sushi Samba, Delmonico Steakhouse, CUT By Wolfgang Puck, Smith & Wollensky, Verdugo West Brewery, Xiang Tian Xia Chinese Hot Pot and Recital Karaoke, among others. Noteworthy luxury retailers at the Grand Canal Shoppes Property include Louis Vuitton, Salvatore Ferragamo, Fendi and Jimmy Choo.

From 2015 through January 2019, capital expenditures, inclusive of development capital and landlord work, of approximately $20.3 million ($26.70 per SF) were invested in the Grand Canal Shoppes Property. In addition, there is a planned renovation and redevelopment of the common areas within the shopping areas above The Palazzo. Ownership is budgeting an approximately $12.0 million plan to improve lighting and finishes, in an attempt to maintain existing tenants and attract new tenants to this portion of the Grand Canal Shoppes Property. The renovations commenced in August 2019 and are expected to be completed in mid-December 2019. In addition, new finishes and lighting are expected to be completed in conjunction with a proposed 27,422 SF international food hall. Such renovation and redevelopment, as well as development of the new food hall, are not required by or reserved for under the Grand Canal Shoppes Loan Combination documents, and we cannot assure you that any such renovation, redevelopment, or food hall development will be completed.

The following table presents a summary of historical tenant sales at the Grand Canal Shoppes Property:

Historical Tenant Sales Summary (1)

	2015	2016	2017	2018	TTM February 2019 Sales	TTM February 2019 Sales per SF
Anchor / Major Sales	$129,599,970	$129,282,829	$130,862,228	$138,705,093	$140,317,346	$1,046
Comparable In-Line Sales	$200,973,916	$207,912,708	$223,524,143	$244,916,086	$244,795,176	$1,154
Comparable Food Court Sales	$17,055,210	$19,744,070	$21,275,466	$23,538,795	$23,688,945	$1,580

(1)	Information as provided by the borrower sponsors and only includes tenants reporting sales.

The first floor of the Barneys New York space and the casino level (ground floor) space are leased by the borrowers, pursuant to air rights ground leases, which do not include the underlying land. The casino level space consists of restaurants and retail shops contained on the casino levels (ground floor) of the Venetian Hotel and Casino and The Palazzo Resort. The ground lease for the casino level of the Venetian Hotel and Casino portion of the Grand Canal Shoppes Property expires in 2093, and the ground lease for the casino level of The Palazzo Resort portion of the Grand Canal Shoppes Property expires in 2097. Each of the annual rents for these leases is $1 and the borrowers have the option to purchase the premises for $1 on the respective expiration dates. The remaining collateral, except for the Walgreens air rights lease space, is owned in fee. A portion of the fee is located at the ground level (the retail annex), with the majority fee located on levels 2 and 3. The collateral is vertically subdivided; i.e., the fee ownership is solely of the designated space on the ground level and levels 2 and 3. A reciprocal easement agreement governs the relationship among the owner of the Grand Canal Shoppes Property, and the owners of other interests in the complex that includes the Venetian Hotel and Casino and The Palazzo Resort. The Walgreens air rights lease space refers to the air rights above the Walgreens space (the Walgreens space itself is owned by a third party), for which the lease expires in 2064 with one, 40-year extension option. The Walgreens air rights space is currently occupied by Buddy V’s Ristorante and Carlo’s Bakery (12,839 SF, 1.5% of underwritten base rent). The Venetian Hotel and Casino subleases a portion of the air rights parcel from the borrowers pursuant to a separate sublease. The Venetian Hotel and Casino is responsible under its sublease for an amount equal to 80.68% of the ground rent under the Walgreens lease.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: GRAnd canal Shoppes

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Grand Canal Shoppes Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Venetian Casino Resort(3)	NR / NR / BBB-	81,105	10.7%	$4,598,023	6.9%	$56.69	5/31/2029	1, 8-year option
Emporio D’Gondola(4)	NR / NR / NR	922	0.1	4,051,692	6.0	4,394.46	5/31/2029	10, 5-year options
Regis Galerie(5)	NR / NR / NR	28,099	3.7	2,367,955	3.5	84.27	5/31/2025	1, 5-year option
Sephora	NR / A1 / A+	10,074	1.3	2,299,995	3.4	228.31	7/31/2021	None
Welcome to Las Vegas(6)	NR / NR / NR	14,234	1.9	2,000,502	3.0	140.54	12/31/2020	None
TAO(7)	NR / NR / NR	49,441	6.5	1,576,386	2.4	31.88	1/31/2025	1, 5-year option
Grand Lux Cafe	NR / NR / NR	19,100	2.5	1,463,633	2.2	76.63	12/31/2029	None
CUT By Wolfgang Puck	NR / NR / NR	12,247	1.6	1,261,441	1.9	103.00	5/31/2028	1, 5-year option
Mercato Della Pescheria	NR / NR / NR	16,479	2.2	1,131,448	1.7	68.66	11/30/2025	2, 5-year options
Bellusso Jewelry	NR / NR / NR	2,999	0.4	1,068,964	1.6	356.44	11/30/2022	1, 5-year option
Largest Tenants		234,700	30.9%	$21,820,039	32.6%	$92.97
Remaining Owned Tenants		479,928	63.2	45,214,842	67.4	94.21
Vacant Spaces (Owned Space)		45,263	6.0	0	0.0	0.00
Totals / Wtd. Avg. Tenants		759,891	100.0%	$67,034,881	100.0%	$93.80

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	UW Base Rent reflects the following: (a) in-place leases based on the May 2019 rent roll and (b) contractual rent steps of $2,184,628 through May 31, 2020.

(3)	Venetian Casino Resort has (i) 34,088 SF expiring on July 31, 2025, (ii) 38,920 SF expiring on May 31, 2029, (iii) 8,096 SF expiring on September 30, 2033 and (iv) 1 SF expiring on December 31, 2019 that collectively generates $60,991 in underwritten base rent.

(4)	Emporio D’Gondola operates as the gondola attraction at the Grand Canal Shoppes Property.

(5)	Regis Galerie has 8,406 SF expiring on December 31, 2020, 4,654 SF expiring on February 29, 2020 and 15,039 SF expiring on May 31, 2025.

(6)	Welcome to Las Vegas has an additional lease that is expected to commence in February 1, 2020. Gap rent was reserved by the lender at origination. 10,239 SF is expiring on December 31, 2020 and the remaining 3,995 SF is expiring on January 31, 2030.

(7)	TAO has 39,553 SF expiring on January 31, 2025, 8,800 SF expiring on May 31, 2029 and 1,088 SF expiring on January 31, 2020.

The following table presents certain information relating to the lease rollover schedule at the Grand Canal Shoppes Property based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring leases
MTM	2,080	0.3%	0.3%	$0	0.0%	$0.00	3
2019	39,567	5.2	5.5%	2,436,560	3.6	61.58	17
2020	80,052	10.5	16.0%	4,475,224	6.7	55.90	29
2021	28,634	3.8	19.8%	5,748,002	8.6	200.74	16
2022	35,084	4.6	24.4%	4,683,674	7.0	133.50	13
2023	41,038	5.4	29.8%	5,490,655	8.2	133.79	20
2024	60,412	8.0	37.8%	6,381,261	9.5	105.63	24
2025	146,378	19.3	57.0%	10,519,793	15.7	71.87	20
2026	29,721	3.9	60.9%	2,751,933	4.1	92.59	9
2027	6,142	0.8	61.7%	859,431	1.3	139.93	3
2028	48,011	6.3	68.1%	4,940,574	7.4	102.91	9
2029	185,418	24.4	92.5%	18,048,649	26.9	97.34	27
2030 & Thereafter	12,091	1.6	94.0%	699,125	1.0	57.82	2
Vacant	45,263	6.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	759,891	100.0%		$67,034,881	100.0%	$93.80	192

(1)	Calculated based on approximate square footage occupied by each owned tenant.

(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the lease rollover schedule.

(3)	UW Base Rent reflects the following: (a) in-place leases based on the May 2019 rent roll and (b) contractual rent steps of $2,184,628 through May 31, 2020.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: GRAnd canal Shoppes

The following table presents certain information relating to historical occupancy at the Grand Canal Shoppes Property:

Historical Leased %(1)

	2014	2015	2016	2017	2018	As of 5/31/2019
The Venetian Hotel and Casino	95.1%	92.6%	98.3%	95.7%	99.1%	97.1%
Palazzo Resort and Casino	88.2%	89.5%	86.2%	88.4%	83.0%	86.2%
Total / Wtd. Avg.	92.6%	91.5%	93.9%	93.0%	93.3%	94.0%

(1)	As provided by the borrowers and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Grand Canal Shoppes Property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 3/31/2019	Underwritten(2)	Underwritten $ per SF
Base Rent(2)	$68,255,204	$67,507,328	$66,471,558	$66,941,590	$67,034,881	$88.22
Total Recoveries	31,633,869	27,875,777	25,766,223	25,166,107	26,539,087	34.92
Other Income(3)	12,765,993	12,203,223	10,872,872	10,365,738	10,455,366	13.76
Less Vacancy & Credit Loss	0	0	0	0	0	0.00
Effective Gross Income	$112,655,066	$107,586,327	$103,110,653	$102,473,435	$104,029,334	$136.90

Real Estate Taxes	$1,952,631	$1,995,183	$2,076,447	$2,102,023	$2,102,023	$2.77
Insurance	268,881	248,826	253,530	260,040	260,040	0.34
Other Operating Expenses(4)	31,074,924	30,916,371	29,454,203	28,645,562	28,645,562	37.70
Total Expenses	$33,296,436	$33,160,381	$31,784,180	$31,007,624	$31,007,624	$40.81

Net Operating Income(2)	$79,358,630	$74,425,947	$71,326,473	$71,465,811	$73,021,709	$96.09
Capital Expenditures	0	0	0	0	0	0.00
TI/LC	0	0	0	0	2,023,806	2.66
Net Cash Flow	$79,358,630	$74,425,947	$71,326,473	$71,465,811	$70,997,903	$93.43

Occupancy(5)	93.9%	93.0%	93.3%	93.9%	94.0%
NOI Debt Yield(6)	10.4%	9.8%	9.4%	9.4%	9.6%
NCF DSCR(6)	2.75x	2.58x	2.47x	2.48x	2.46x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten Base Rent reflects the following: (a) in-place leases based on the May 2019 rent roll and (b) contractual rent steps of $2,184,628 through May 31, 2020 and excludes any rent associated with the Barneys New York space. The increase from TTM 3/31/2019 to Underwritten Base Rent and Net Operating Income is due to recent leasing activity.

(3)	Other Income includes vending income, enterprise income, advertising revenue sponsorship income, specialty leasing income, overage rent and percent in lieu.

(4)	Other Operating Expenses includes the Walgreens ground/air rights lease rent of which $113,475, 19.32% of the annual ground lease payment, was underwritten. The Venetian Hotel and Casino is responsible under its sublease for the remaining 80.68% of the ground rent under the Walgreens lease.

(5)	2016, 2017 and 2018 occupancy reflects average occupancy for the indicated year ended December 31. Underwritten Occupancy is based on the underwritten rent roll dated May 31, 2019.

(6)	NOI Debt Yield and NCF DSCR are based on the Grand Canal Shoppes Senior Loans and exclude the Grand Canal Shoppes Subordinate Loans.

■	Appraisal. According to the appraisal, the Grand Canal Shoppes Property had an “as-is” appraised value of $1,640,000,000 as of April 3, 2019, which excludes an 84,743 SF space currently leased to Barneys New York (the “Barneys Parcel”) that is subject to a free release under the loan documents as described under “—Release of Collateral” below. The “as-is” appraised value including the Barneys Parcel is $1,680,000,000 as of April 3, 2019.

Appraisal Approach(1)	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$1,640,000,000	N/A	4.50%
Discounted Cash Flow Approach	$1,682,600,000	6.25%	5.00%(2)

(1)	Based on the “as-is” appraised value, excluding the Barney’s space.

(2)	Represents the terminal cap rate.

■	Environmental Matters. According to a Phase I environmental report, dated May 15, 2019, there are no recognized environmental conditions or recommendations for further action at the Grand Canal Shoppes Property other than to continue implementation of the existing asbestos operations and maintenance plan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: GRAnd canal Shoppes

■	Market Overview and Competition. The Grand Canal Shoppes Property is located in Las Vegas, Nevada along The Strip. The Grand Canal Shoppes Property’s tenant mix of retail, restaurants, and entertainment offerings benefits from Las Vegas’s tourists, convention center attendees, and residents. The Grand Canal Shoppes Property is adjacent to the Sands Expo Convention Center, a 1.8 million SF meeting and convention center. Additionally, Las Vegas has various developments in process that are expected to be completed in 2020 and beyond. The most notable of these developments is the MSG Sphere, an 18,000 seat performance venue being developed by Madison Square Garden and Las Vegas Sands just east of the Grand Canal Shoppes Property, the construction of the 65,000 seat Las Vegas Stadium, the new home of the NFL’s Oakland Raiders, which is expected to also double as a live entertainment and convention venue, and the Las Vegas Convention Center District is under redevelopment with a 1.4 million SF expansion. We cannot assure you as to whether or when such developments will be completed.

Primary access to the Grand Canal Shoppes Property is provided by Interstate 15, the region’s primary north-south route, which is situated approximately one mile west of the Grand Canal Shoppes Property, with access gained via Spring Mountain Road/Sands Avenue. The Grand Canal Shoppes Property is located approximately three miles north of the McCarran International Airport and has direct access to Citizen Area Transit, which has over 41 routes running throughout the region. According to the appraisal, there were over 42.1 million visitors traveling to Las Vegas, and convention visitors exceeding 6.5 million in 2018. According to the appraisal, the estimated 2018 population within a five-, seven- and ten-mile radius of the Grand Canal Shoppes Property was 410,151, 911,414 and 1,661,641, respectively. The estimated 2018 average household income within a five-, seven- and ten-mile radius was $54,257, $60,146 and $70,983, respectively.

The Grand Canal Shoppes Property is located in the Southeast submarket of the Las Vegas retail market. According to the appraisal, as of the fourth quarter of 2018, the vacancy rate in the Southeast submarket was approximately 14.5%, with average asking rents of $19.41 per SF and inventory of approximately 5.1 million SF. According to the appraisal, as of the fourth quarter of 2018, the vacancy rate in the Las Vegas retail market was approximately 13.4%, with average asking rents of $22.34 per SF and inventory of approximately 29.9 million SF. The appraiser concluded a market rent of $98.23 per SF for the space at the Grand Canal Shoppes Property.

The following table presents certain information relating to the primary competition for the Grand Canal Shoppes Property:

Competitive Set(1)

Property, Location	Type	Year Built / Renovated	Size (SF)	Occupancy	Sales per SF	Anchor Tenants	Distance to Subject (mi.)
Grand Canal Shoppes Property Las Vegas, NV	Specialty Retail	1999/2007	759,891	94.0%(2)	$1,182(3)	TAO Nightclub, Theater, Grand Lux Café, Mercato Della Pescheria, TAO Asian Bistro, Recital Karaoke, Madame Tussaud Las Vegas, Verdugo West Brewery, Golden Gai	N/A
Primary Competition
Forum Shops at Caesars Las Vegas, NV	Fashion/ Specialty	1992/1997, 2004	650,000	99%	$1,400 - $1,700	Upscale/themed retail project at Caesars with 1-2 levels	0.5
Wynn Las Vegas Retail Las Vegas, NV	Fashion/ Specialty	2005/2008	150,000	95%	$2,000 - $3,000	Upscale retail areas located within The Wynn Las Vegas and Wynn Encore	0.3
The Shops at Crystals Las Vegas, NV	Fashion/ Specialty	2009/NAP	360,000	94%	$1,200 - $1,400	Upscale specialty retail center with 3-levels on Las Vegas Strip part of City Center	1.1
Miracle Mile Shops Las Vegas, NV	Fashion/ Specialty	2000/2008, 2016	494,000	93%	$825 - $875	Mid-Tier specialty retail center with 1 and 2 stories at Planet Hollywood	1.0
Fashion Show Mall Las Vegas, NV	Super-Regional Center	1981/ Various(4)	1,875,400	95%	$825 - $875	Neiman Marcus, Dillard’s, Macy’s, Saks, Forever 21, Nordstrom, Dick’s Sporting Goods	0.3
Secondary Competition
The Linq Promenade Las Vegas, NV	Fashion/ Specialty	2014/NAP	268,000	93%	- - -	Retail and entertainment specialty center including a number of restaurants and performance venues	0.4
Bellagio Shops Las Vegas, NV	Fashion/ Specialty	1998/NAP	-	100%	- - -	Upscale shopping area located within Bellagio Resort and Casino	0.8
The Showcase Las Vegas, NV	Specialty Retail	1997/2003, 2009	347,281	97%	- - -	Coca-Cola, Ross, Hard Rock, M&M’s, Adidas	1.6
Las Vegas Premium Outlets Las Vegas, NV	Outlet Center	2003/NAP	676,113	100%	$1,400 - $1,600	Last Call Neiman Marcus, Off 5th Saks 5th Avenue, Nike	3.5

(1)	Source: Appraisal

(2)	Based on underwritten rent roll dated May 31, 2019.

(3)	Comparable in-line sales shown as of February 28, 2019.
(4)	The property was renovated in 1993, 2002, 2003, 2013 and 2015.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: GRAnd canal Shoppes

■	The Borrowers. The borrowers are Grand Canal Shops II, LLC and The Shoppes at the Palazzo, LLC, each a Delaware limited liability company that is structured to be bankruptcy remote with two independent directors. The borrower sponsors are Brookfield Properties REIT Inc. and Nuveen Real Estate. The nonrecourse carveout guarantor is BPR Nimbus LLC, an affiliate of Brookfield Properties REIT Inc. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Grand Canal Shoppes Loan Combination.

Brookfield Properties REIT Inc. (“Brookfield”) ranks among the largest retail real estate companies in the United States. Its portfolio of mall properties spans the nation, encompassing 170 locations across 42 states and representing over 146 million SF of retail space. Brookfield is focused on managing, leasing and redeveloping retail properties. Nuveen Real Estate is the investment management arm of Teachers Insurance and Annuity Association. Nuveen Real Estate manages various funds and mandates, across both public and private investments, and spanning both debt and equity and has over 80 years of real estate investing experience and more than 500 employees located across over 20 cities throughout the United States, Europe and Asia Pacific.

■	Escrows. On the origination date, the borrowers funded (i) a tenant improvements and leasing commissions reserve in the amount of $12,309,694 and (ii) a gap rent reserve in the amount of $1,218,246.

On each due date during a Grand Canal Shoppes Cash Management Period, the borrowers will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the property taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months, unless in the case of insurance premiums, the borrowers is maintaining a blanket policy; (ii) a replacement reserve in the amount of $16,122 (subject to an aggregate cap of $386,928); (iii) a tenant improvements and leasing commissions reserve in the amount of $96,731 (subject to an aggregate cap of $2,321,544); and (iv) a ground rents reserve in an amount equal to one-twelfth of the annual amounts payable by each of the borrowers, as applicable, pursuant to the two ground leases and the air rights lease described under “—Ground Leases” below.

A “Grand Canal Shoppes Cash Management Period” means a period (i) commencing upon an event of default under the Grand Canal Shoppes Loan Combination and ending when such event of default is cured or waived or (ii) commencing on the date that that the debt yield (as calculated under the loan documents) is less than 6.5% as of the end of any calendar year and ending on the date that the debt yield is greater than or equal to 6.5% for two consecutive calendar quarters.

■	Lockbox and Cash Management. The Grand Canal Shoppes Loan Combination is structured with a hard lockbox and springing cash management. The borrowers are required to deliver tenant direction letters instructing all tenants to deposit rents into a lender-controlled lockbox account. In addition, the borrowers are required to cause all cash revenues relating to the Grand Canal Shoppes Property and all other money received by the borrowers or the property manager with respect to the Grand Canal Shoppes Property (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account within two business days of receipt thereof. On each business day that no Grand Canal Shoppes Cash Management Period or event of default under the Grand Canal Shoppes Loan Combination is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each second business day during a Grand Canal Shoppes Cash Management Period or during the continuance of an event of default under the Grand Canal Shoppes Loan Combination, all funds in the lockbox account are required to be swept into the cash management account.

During the continuance of a Grand Canal Shoppes Cash Management Period and so long as no event of default is continuing, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be swept into a borrower-controlled operating account, unless a Grand Canal Shoppes Cash Sweep Period is continuing, in which case such amounts are required to be deposited into an excess cash flow reserve account as additional collateral for the Grand Canal Shoppes Loan Combination.

A “Grand Canal Shoppes Cash Sweep Period” means a period (i) commencing upon an event of default under the Grand Canal Shoppes Loan Combination and ending when such event of default is cured or waived or (ii) commencing on the date that that the debt yield (as calculated under the loan documents) is less than 6.0% as of the end of any calendar year and ending on the date that the debt yield is greater than or equal to 6.0% for two consecutive calendar quarters.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: GRAnd canal Shoppes

■	Property Management. The Grand Canal Shoppes Property is currently managed by Brookfield Properties Retail Inc. pursuant to a management agreement. Under the related loan documents, the Grand Canal Shoppes Property is required to be managed by Brookfield Properties Retail Inc., any affiliate of the borrower sponsor or Brookfield, or a reputable and experienced management organization that manages at least five shopping centers in the United States having an aggregate square footage of at least 3,750,000 square feet and has a net worth greater than one billion dollars. The lender has the right to require the borrowers to replace the property manager with a property manager selected by the borrowers (i) during the continuance of an event of default under the Grand Canal Shoppes Loan Combination, (ii) if such property manager becomes bankrupt or insolvent or (iii) if a default occurs under the related management agreement that would allow the borrowers to terminate such management agreement

■	Release of Collateral. Provided that no event of default is continuing, the borrowers may obtain the release of a portion of Grand Canal Shoppes Property consisting of the Barneys Parcel without defeasance or prepayment (except as required by REMIC regulations) upon a bona fide sale to an unaffiliated third party and subject to the satisfaction of certain conditions, including, among others: (i) the lender receives reasonably satisfactory evidence that all portions of the Barneys Parcel owned by the borrowers in fee simple have been legally subdivided from all portions of the Grand Canal Shoppes Property remaining after the release, (ii) the loan-to-value ratio following such release is less than or equal to 125% (provided that the borrowers may prepay the “qualified amount” as defined in Internal Revenue Service Revenue Procedure 2010-30, in order to satisfy such requirement, together with any applicable yield maintenance premium) and (iii) delivery of a REMIC opinion. From and after the release of the Barneys Parcel, without the prior consent of the lender, neither the borrowers nor any of their affiliates may solicit, cause or facilitate the relocation of any existing tenant at the Grand Canal Shoppes Property to the Barneys Parcel.

■	Reciprocal Easement Agreement. The borrowers are a party to a reciprocal easement agreement with respect to the Grand Canal Shoppes Property which governs the interrelationship between the Grand Canal Shoppes Property and the owners of other interests in the complex that includes the Venetian Hotel and Casino and The Palazzo Resort. Under the reciprocal easement agreement, the borrowers covenant to continuously operate the Grand Canal Shoppes Property and have agreed to maintain the quality standards of the tenant mix at the Grand Canal Shoppes Property. In addition, the borrowers are prohibited from leasing space to competitors of Venetian Casino Resort, LLC. Casualty and business interruption insurance coverage for the Grand Canal Shoppes Property is currently provided by a blanket insurance policy meeting the requirements under the reciprocal easement agreement. Proceeds of such insurance, as well as condemnation proceeds, are required to be administered in accordance with the provisions of the reciprocal easement agreement. Under the reciprocal easement agreement, a transfer of the Grand Canal Shoppes Property (other than to a lender (or a subsequent transferee) in connection with foreclosure of a mortgage secured by the property) is subject to a right of first offer in favor of Venetian Casino Resort, LLC. If the subsequent transfer is not for at least 95% of the price of the offer to Venetian Casino Resort, LLC, Venetian Casino Resort, LLC would be entitled to purchase the property at such lower sales price.

Additionally, Venetian Casino Resort, LLC has the right to cure certain defaults of the borrowers under the Grand Canal Shoppes Loan Combination and, in the case of acceleration of the Grand Canal Shoppes Loan Combination, has the right, subject to the satisfaction of certain financial covenants, to purchase the Grand Canal Shoppes Loan Combination at a price equal to (a) the principal balance (b) accrued and unpaid interest up to (but excluding) the date of purchase, (c) all other amounts owed under the loan documents, including, without limitation (but only to the extent so owed) (1) any unreimbursed advances made by the servicer, with interest at the applicable rate, (2) any servicing and special servicing fees, (3) any exit fees, (4) any prepayment, yield maintenance or similar premiums and (5) if the date of purchase is not a scheduled payment date, accrued and unpaid interest, from the date of purchase up to (but excluding) the scheduled payment date next succeeding the date of purchase and (d) all reasonable fees and expenses incurred by the lender in connection with the purchase.

■	Mezzanine or Subordinate Secured Indebtedness. Not permitted.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #5: GRAnd canal Shoppes

■	Ground/Air Rights Leases. The borrowers are tenants under two ground leases and an air rights lease at the Grand Canal Shoppes Property. One ground lease is for the retail and restaurant space on the casino level of the Venetian Hotel and Casino and expires on May 14, 2093 with no extension options. The other ground lease is for the retail and restaurant space on the casino level of The Palazzo and expires on February 28, 2097 with no extension options. The annual rent under each ground lease is $1 and the borrowers have the option to purchase the applicable premises for $1 on their respective expiration dates.

The air rights above the space leased to Walgreens Co. and used as a Walgreen’s store are leased by a third party to the borrowers. The air rights lease expires on February 28, 2064 and has one 40-year extension option. The annual ground rent under the air rights lease was initially $600,000. As of March 1, 2011, such rent is subject to annual increases in an amount equal to the percentage increase in the consumer price index during the corresponding period, subject to a cap of 2.0%. The underwritten ground rent expense is $133,475. The borrowers sublease a portion of the air rights to The Venetian Casino Resort, LLC who pays 80.68% of the rent payable under the air rights lease, with the borrowers responsible for the remaining 19.32%.

■	Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the Grand Canal Shoppes Property, as well as 24 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrowers’ requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #6: MILLENNIUM PARK PLAZA

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: MILLENNIUM PARK PLAZA

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: MILLENNIUM PARK PLAZA

Mortgaged Property Information			Mortgage Loan Information
Number of Mortgaged Properties	1		Loan Seller		GSMC
Location (City/State)	Chicago, Illinois		Cut-off Date Principal Balance(2)		$60,000,000
Property Type	Mixed Use		Cut-off Date Principal Balance per SF(1)		$374.94
Size (SF)	560,083		Percentage of Initial Pool Balance		6.4%
Total Occupancy as of 5/31/2019	99.2%		Number of Related Mortgage Loans		None
Owned Occupancy as of 5/31/2019	99.2%		Type of Security		Fee Simple
Year Built / Latest Renovation	1982 / 2015		Mortgage Rate		3.6600%
Appraised Value	$319,000,000		Original Term to Maturity (Months)		120
Appraisal Date	6/10/2019		Original Amortization Term (Months)		NAP
Borrower Sponsor	Donal P. Barry, Sr.		Original Interest Only Period (Months)		120
Property Management	Millennium Park Living, Inc.		First Payment Date	9/6/2019
			Maturity Date	8/6/2029

Underwritten Revenues	$22,411,024
Underwritten Expenses	$6,752,423		Escrows(3)
Underwritten Net Operating Income (NOI)	$15,658,602			Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$15,647,202		Taxes	$0	$0
Cut-off Date LTV Ratio(1)	65.8%		Insurance	$0	$0
Maturity Date LTV Ratio(1)	65.8%		Replacement Reserves	$1,000,000	$0
DSCR Based on Underwritten NOI / NCF(1)	2.01x / 2.01x		TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	7.5% / 7.5%		Other(4)	$77,030	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$210,000,000	99.7%	Loan Payoff	$206,691,937	98.1%
Principal’s New Cash Contribution	609,705	0.3	Origination Costs	2,840,738	1.3
			Reserves	1,077,030	0.5

Total Sources	$210,609,705	100.0%	Total Uses	$210,609,705	100.0%

(1)	Calculated based on the aggregate outstanding balance of the Millennium Park Plaza Loan Combination.

(2)	The Cut-off Date Principal Balance of $60,000,000 represents the non-controlling note A-3 and the non-controlling note A-5 of the $210,000,000 Millennium Park Plaza Loan Combination evidenced by seven pari passu notes. See “—The Mortgage Loan” below.
(3)	See “—Escrows” below.
(4)	Other reserve represents an unfunded obligations reserve for two tenants, Nandos of Michigan Ave LLC (4,055 SF) and Stan’s Donuts (2,058 SF).

■	The Mortgage Loan. The mortgage loan (the “Millennium Park Plaza Loan”) is part of a loan combination (the “Millennium Park Plaza Loan Combination”) consisting of seven pari passu promissory notes (note A-1, note A-2, note A-3, note A-4, note A-5, note A-6 and note A-7) with an aggregate original principal balance of $210,000,000 and is secured by fee simple interest in a 38-story, multifamily, office and retail tower located in Chicago, Illinois (the “Millennium Park Plaza Property”). The Millennium Park Plaza Loan, evidenced by non-controlling note A-3 and non-controlling note A-5, has an outstanding principal balance as of the Cut-off Date of $60,000,000 and represents approximately 6.4% of the Initial Pool Balance. The related pari passu companion loans are evidenced by the controlling note A-1 (with an outstanding principal balance as of the Cut-off Date of $70,000,000), non-controlling note A-2 (with an outstanding principal balance as of the Cut-off Date of $30,000,000), non-controlling note A-4 (with an outstanding principal balance as of the Cut-off Date of $35,000,000), non-controlling note A-6 (with an outstanding principal balance as of the Cut-off Date of $10,000,000) and non-controlling note A-7 (with an outstanding principal balance as of the Cut-off Date of $5,000,000).

The Millennium Park Plaza Loan Combination was originated by Goldman Sachs Bank USA (“GS Bank”) on July 19, 2019. The Millennium Park Plaza Loan Combination has an interest rate of 3.6600% per annum. The borrower utilized the proceeds of the Millennium Park Plaza Loan Combination to refinance the existing debt, fund upfront reserves, and pay origination costs.

The Millennium Park Plaza Loan Combination had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Millennium Park Plaza Loan Combination requires interest-only payments during its term. The scheduled maturity date of the Millennium Park Plaza Loan Combination is August 6, 2029. The Millennium Park Plaza Loan Combination may be voluntarily prepaid in whole (but not in part) beginning on February 6, 2029. Partial prepayments are also permitted in connection with curing a Millennium Park Plaza Trigger Period as described below under “—Escrows”. In addition, provided that no event of default under the Millennium Park Plaza Loan Combination is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first payment date following the earlier of (a) the second anniversary of the closing date of the securitization into which the last piece of the Millennium Park Plaza Loan Combination is deposited or (b) July 19, 2022.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: MILLENNIUM PARK PLAZA

The table below summarizes the promissory notes that comprise the Millennium Park Plaza Loan Combination. The relationship between the holders of the Millennium Park Plaza Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Outside Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece

Note A-1	$70,000,000	$70,000,000	CGCMT 2019-GC41	Yes
Note A-2	30,000,000	30,000,000	GSMS 2019-GC42	No
Note A-3	40,000,000	40,000,000	CGCMT 2019-GC43	No
Note A-4	35,000,000	35,000,000	GSMS 2019-GSA1	No
Note A-5	20,000,000	20,000,000	CGCMT 2019-GC43	No
Note A-6	10,000,000	10,000,000	GS Bank(1)	No
Note A-7	5,000,000	5,000,000	GS Bank(1)	No
Total	$210,000,000	$210,000,000

(1)       Notes A-6 and A-7 are currently held by GS Bank and are expected to be contributed to one or more future securitization transactions.

■	The Mortgaged Property. The Millennium Park Plaza Property is a 38-story, multifamily, office and retail tower located in Chicago, Illinois. The components of the Millennium Park Plaza Property are divided as follows: multifamily (557 units), office (85,017 SF) and retail (18,450 SF). Located at 151-155 North Michigan Avenue in The Loop submarket of Chicago, Illinois, the Millennium Park Plaza Property sits at the intersection of Michigan Avenue and Randolph Street. The Millennium Park Plaza Property was originally developed in 1982 and the borrower sponsor has owned the asset since 2004.

The residential component of the Millennium Park Plaza Property includes a mix of studios and one, two, and three-bedroom units ranging in size from 304 to 1,300 SF. As of May 31, 2019, the Millennium Park Plaza Property was 99.2% occupied.

The Millennium Park Plaza Property features amenities including a renovated fitness center with locker rooms, an indoor pool on the 38th floor, a rooftop deck, a business center, a tenant lounge, and a concierge service. The Millennium Park Plaza Property has an underground parking garage that offers valet parking for up to 200 automobiles.

The Millennium Park Plaza Property sits in the Chicago central business district (“CBD”), which is known as The Loop. Situated at the Northwest corner of Millennium Park, the Millennium Park Plaza Property location allows for some multifamily units to have unobstructed views of Millennium Park. The Millennium Park Plaza Property is located within approximately one mile of the Magnificent Mile, the Chicago River, the State Street shopping district, Millennium Station and the downtown subway loop.

The following table presents certain information relating to the multifamily units and rent at the Millennium Park Plaza Property:

Unit Mix(1)

Unit Type	# of Units	Total SF	Average SF per Unit	Monthly UW Rent per Unit
1 Bedroom	263	176,209	670	$1,834
2 Bedroom	125	122,845	983	2,665
3 Bedroom	103	125,440	1,218	3,373
Studio	66	32,122	487	1,648
Total / Wtd. Avg.	557	456,616	820	$2,283

(1)	As provided by the borrower per the underwritten rent roll dated May 31, 2019.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: MILLENNIUM PARK PLAZA

The following table presents certain information relating to the major retail and office tenants (of which, certain tenants may have co-tenancy provisions) at the Millennium Park Plaza Property:

Ten Largest Retail and Office Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
Ferrero USA Inc(3)	NR / NR / NR	2,785	2.7%	$603,867	9.8%	$216.83	5/31/2027	2, 5-year options
Centurylink, Inc.	BB / B2 / BB	9,558	9.2	502,200	8.1	52.54	Various(4)	1, 5-year option
Broadwing Communications	NR / NR / NR	6,000	5.8	428,040	6.9	71.34	1/27/2020	None
Stan’s Donuts	NR / NR / NR	2,058	2.0	353,600	5.7	171.82	5/31/2027	2, 5-year options
Nandos of Michigan Ave LLC	NR / NR / NR	4,055	3.9	305,000	4.9	75.22	10/31/2032	3, 5-year options
GPS Millennium Park LLC Garrett Popcorn	NR / NR / NR	1,540	1.5	261,482	4.2	169.79	10/31/2024	2, 5-year options
PB Restaurants LLC	NR / NR / NR	1,476	1.4	198,492	3.2	134.48	12/31/2024	2, 5-year options
Angelini Ori Abate Law	NR / NR / NR	3,900	3.8	142,679	2.3	36.58	11/30/2025	None
Hat World, Inc.	NR / NR / NR	809	0.8	141,443	2.3	174.84	12/31/2024	2, 5-year options
Davids Tea (USA), Inc.	NR / NR / NR	877	0.8	141,113	2.3	160.90	Various(5)	None
Largest Tenants		33,058	32.0%	$3,077,915	49.9%	$93.11
Remaining Owned Tenants		65,740	63.5	3,085,496	50.1	46.93
Vacant Spaces (Owned Space)		4,669	4.5	0	0.0	0.00
Totals / Wtd. Avg. Tenants		103,467	100.0%	$6,163,411	100.0%	$62.38

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	UW Base Rent $ per SF includes tenants that do not have any associated SF.

(3)	Ferrero USA Inc has the right to terminate its lease after May 31, 2020 with three months’ notice and payment of a termination fee.

(4)	Centurylink, Inc leases 430 SF of office space scheduled to expire on July 31, 2023 and 9,128 SF of office space scheduled to expire on September 30, 2023.

(5)	Davids Tea (USA), Inc. leases 777 SF of retail space scheduled to expire on November 30, 2024 and 100 SF of office space scheduled to expire on October 31, 2021.

The following table presents certain information relating to the lease rollover schedule for the Millennium Park Plaza Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	10,552	10.2%	10.2%	$362,391	5.9%	$34.34	21
2019	7,187	6.9	17.1%	365,016	5.9	$50.79	27
2020	23,282	22.5	39.6%	1,332,783	21.6	$57.25	39
2021	8,148	7.9	47.5%	348,399	5.7	$42.76	16
2022	15,186	14.7	62.2%	775,127	12.6	$51.04	18
2023	15,448	14.9	77.1%	757,920	12.3	$49.06	8
2024	6,197	6.0	83.1%	816,629	13.2	$131.78	6
2025	3,900	3.8	86.9%	142,679	2.3	$36.58	1
2026	0	0.0	86.9%	0	0.0	$0.00	0
2027	4,843	4.7	91.6%	957,467	15.5	$197.70	2
2028	0	0.0	91.6%	0	0.0	$0.00	0
2029	0	0.0	91.6%	0	0.0	$0.00	0
2030 & Thereafter	4,055	3.9	95.5%	305,000	4.9	$75.22	1
Vacant	4,669	4.5	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	103,467	100.0%		$6,163,411	100.0%	$62.38	139

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	UW Base Rent $ per SF includes tenants that do not have any associated SF.

The following table presents certain information relating to the historical leasing at the Millennium Park Plaza Property:

Historical Leased %(1)

2016	2017	2018	As of 5/31/2019
99.0%	97.8%	97.4%	99.2%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: MILLENNIUM PARK PLAZA

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Millennium Park Plaza Property:

Cash Flow Analysis(1)

	2016		2017		2018		TTM (5/31/2019)		Underwritten(2)		Underwritten $ per SF
Effective Rental Revenue	$14,294,293		$14,499,950		$15,294,647		$14,972,622		$15,260,112		$27.25
Retail Income	693,788		1,293,179		1,586,708		2,018,496		2,073,872		3.70
Office Income	2,357,420		2,446,628		2,466,636		2,540,208		2,667,207		4.76
Telecom Income	1,376,674		1,402,323		1,488,043		1,710,226		1,456,707		2.60
Miscellaneous Revenue	754,502		767,780		939,866		953,126		953,126		1.70
Total Other Revenue	$5,182,384		$5,909,910		$6,481,253		$7,222,056		$7,150,912		$12.77
Effective Gross Revenue	$19,476,677		$20,409,860		$21,775,900		$22,194,678		$22,411,024		$40.01

Total Operating Expenses	$5,920,924		$6,198,041		$6,410,039		$6,549,845		$6,752,423		$12.06

Net Operating Income	$13,555,753		$14,211,819		$15,365,861		$15,644,833		$15,658,602		$27.96
Upfront Replacement Reserve	0		0		0		0		(100,000)		(0.18)
Replacement Reserves	0		0		0		0		111,400		0.20
Net Cash Flow	$13,555,753		$14,211,819		$15,365,861		$15,644,833		$15,647,202		$27.94

Occupancy	99.0%		97.8%		97.4%		99.2%		99.3%
NOI Debt Yield(3)	6.5%		6.8%		7.3%		7.4%		7.5%
NCF DSCR(3)	1.74	x	1.82	x	1.97	x	2.01	x	2.01	x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, retail lease tenant improvement concessions, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of May 31, 2019 and contractual rent steps through July 31, 2020.

(3)	Calculated based on the aggregate outstanding balance of the Millennium Park Plaza Loan Combination.

■	Appraisal. According to the appraisal, the Millennium Park Plaza Property had an “as-is” appraised value of $319,000,000 as of June 10, 2019.

Appraisal Approach(1)	Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$315,000,000	N/A	4.75%

(1)	Based on the “as-is” appraised value.

■	Environmental Matters. According to a Phase I environmental report, dated June 11, 2019, there are no recognized environmental conditions or recommendations for further action at the Millennium Park Plaza Property other than to develop and implement an asbestos operations and maintenance plan.

■	Market Overview and Competition. According to the appraisal, the Millennium Park Plaza Property is located in downtown Chicago in The Loop neighborhood. The Loop is the CBD and the financial center of the downtown Chicago market area. It is the second largest CBD in the United States after Midtown Manhattan and contains numerous corporate headquarters. It is also home to many of Chicago’s attractions, including the downtown Chicago theater district, the Field Museum, Grant Park, Buckingham Fountain, The Art Institute of Chicago, and Millennium Park. The Loop, along with the adjacent West Loop and South Loop neighborhoods, comprise the primary employment center in the Chicago market area. The aggregated Loop area as a whole contains approximately 150 million square feet of office space.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: MILLENNIUM PARK PLAZA

According to the appraisal, as the Chicago CBD has transformed into a 24-hour environment, The Loop has experienced the construction of new multifamily towers, retailers, restaurants, theaters, and hotels. This in turn has attracted new renters to the area seeking a diverse amenity base in addition to proximity to employment. The Loop has historically been the business center of the city of Chicago, which in turn, has promoted the financial stability of the market. The Millennium Park Plaza Property is located within approximately one mile of the Daley Center, City Hall, the State of Illinois Courthouse, and the Thompson Center/State of Illinois Building. Furthermore, the Millennium Park Plaza Property is located along North Michigan Avenue, which offers a concentration of retailers and draws tourists through the corridor.

Chicago Apartment Market: As of first quarter 2019, the Chicago apartment market contains 484,506 rental units in 2,447 buildings, located in 25 submarkets. The Millennium Park Plaza Property is located in The Loop submarket, which represents 4.3% of the total inventory in the broader market.

As of the first quarter of 2019, the overall vacancy rate for the region was 4.8%, while The Loop submarket has a current vacancy rate of 7.3%. The Millennium Park Plaza Property dates from the 1980s and the rental rates at the Millennium Park Plaza Property are lower than those quoted at the new Class A luxury towers in the market. The average quoted rental rate for all types of space within the region is $1,443 per month, while The Loop submarket has an average asking rental rate of $2,269 per month. The Loop submarket has the second highest rent in the Chicago CBSA market.

Chicago CBD Office Market: The Chicago-Naperville-Joliet Core Based Statistical Area (the “Chicago CBSA”) contains nearly 233.5 million SF of office space. Historically, the Chicago CBSA has been considered the business center of the Midwest attracting many corporate headquarters and regional branches. As a transportation, banking and investment hub, and research and educational center, a wide spectrum of business disciplines evolved in the region to create a critical mass of business-to-business activity. As of the first quarter of 2019, the overall vacancy of the Chicago CBD office market increased 30 basis points year-over-year.

Chicago Retail Market: The Millennium Park Plaza Property is located within Chicago’s East Loop retail submarket, one of the top retail submarkets in the Chicago Metropolitan Statistical Area (“MSA”). According to the appraisal, the Chicago CBSA retail market totals 560.7 million SF of retail space in 45,416 buildings. The current vacancy rate is 6.0% and the average rent is $19.10 per SF, triple-net. The East Loop submarket totals 1,687,736 SF in 30 buildings. The submarket exhibits a vacancy rate of 4.6% and average rental rate of $37.08 per SF, triple-net. In comparison to the Chicago CBSA retail market, East Loop exhibits a lower vacancy, and the area commands significantly higher rents.

The following table presents certain information relating to the primary competition for the Millennium Park Plaza Property:

Competitive Set(1)

	Millennium Park Plaza(2)	200 Squared	420 East Ohio	Lake Shore Plaza	McClurg Court	Columbus Plaza
Address	151-155 North Michigan Avenue	210 North Wells Street	420 East Ohio Street	445 East Ohio Street	333 East Ontario Street	233 East Wacker Drive
City, State	Chicago, IL	Chicago, IL	Chicago, IL	Chicago, IL	Chicago, IL	Chicago, IL
Year Built	1982	1964	1990	1986	1972	1980
Multifamily Units	557	329	263	567	1,061	534
Studio Rent Per Month	$1,648	$1,849	$2,007	$1,616	$1,784	$1,690
One-Bedroom Rent Per Month	$1,834	$2,249	$2,202	$1,624	$1,955	$1,712
Two-Bedroom Rent Per Month	$2,665	$2,798	$3,071	$2,100	$3,042	$2,973
Three-Bedroom Rent Per Month	$3,373	NAP	$4,241	NAP	NAP	$3,125

(1)	Source: Appraisal.

(2)	As provided by the borrower per the underwritten rent roll dated May 31, 2019.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: MILLENNIUM PARK PLAZA

■	The Borrower. The borrower is Millennium Park Plaza I LLC, a Delaware limited liability company. The borrower sponsor and non-recourse carveout guarantor is Donal P. Barry, Sr., the owner of a portfolio of residential rental real property with a group of investors referred to in part as the “Barry Group” in the Millennium Park Plaza Loan documents and other outside investors. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Millennium Park Plaza Loan Combination.

The Barry Group owns and manages its portfolio which includes a range of real estate investment services, including the acquisition, renovation, and repositioning of vintage, multifamily properties throughout the Chicago metropolitan area. Their portfolio consists of approximately $1.7 billion in assets held in over 80 properties, which comprise more than 5,100 apartment units and over 250,000 SF of retail commercial uses and top-class office space.

■	Escrows. On the origination date, the borrower funded (i) an unfunded obligations reserve in the amount of $77,030 for free rent attributable to Nandos of Michigan Ave LLC and Stan’s Donuts and (ii) a capital expenditures reserve in the amount of $1,000,000.

On each due date during a Millennium Park Plaza Trigger Period, the borrower will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the property taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months, unless in the case of insurance premiums, the borrower is maintaining a blanket policy and no event of default is continuing; (ii) a capital expenditures reserve in the amount of $9,283; and (iii) a tenant improvements and leasing commissions reserve in the amount of $12,933.

A “Millennium Park Plaza Trigger Period” means each period commencing when the debt yield (as calculated under the loan documents), determined as of the first day of any fiscal quarter, is less than 6.00%, and ending when the debt yield (as calculated under the loan documents), determined as of the first day of a fiscal quarter thereafter is equal to or greater than 6.00%. If a Millennium Park Plaza Trigger Period is in effect or would be in effect as a result of the debt yield being less than 6.00%, then the borrower may avoid the commencement of a Millennium Park Plaza Trigger Period or end a Millennium Park Plaza Trigger Period by either (x) prepaying a portion of the Millennium Park Plaza Loan Combination (together with any applicable yield maintenance premium) such that the resulting debt yield after application of such prepayment exceeds 6.00% or (y) delivering to the lender, as additional collateral, (the “Debt Yield Collateral”), cash or cash equivalents satisfactory to the lender in an amount (the “Debt Yield Cure Amount”) that when subtracted from the outstanding principal balance would result in a debt yield that exceeds 6.00%. Thereafter, if the Debt Yield Cure Amount as of the last day of any fiscal quarter exceeds the aggregate amount of the Debt Yield Collateral held by the lender, then a Millennium Park Plaza Trigger Period will commence unless the borrower increases the amount of the Debt Yield Collateral to the then current Debt Yield Cure Amount. Provided that no event of default is then continuing, following written request from the borrower, the lender is required to return the Debt Yield Collateral when the debt yield, determined as of the first day of a fiscal quarter thereafter, exceeds 6.00% without reducing the aggregate outstanding principal amount of the Millennium Park Plaza Loan Combination by the amount of such Debt Yield Collateral.

■	Lockbox and Cash Management. The Millennium Park Plaza Loan Combination is structured with a soft lockbox (except with respect to the commercial tenants, for which a hard lockbox is in place) and springing cash management. The borrower was required to deliver tenant direction letters instructing all commercial and retail tenants to deposit rents into a lender-controlled lockbox account. In addition, the borrower is required to cause all cash revenues relating to the Millennium Park Plaza Property and all other money received by the borrower or the property manager with respect to the Millennium Park Plaza Property (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account within one business day of receipt thereof. On each business day that no Millennium Park Plaza Trigger Period or event of default under the Millennium Park Plaza Loan Combination is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during a Millennium Park Plaza Trigger Period or during the continuance of an event of default under the Millennium Park Plaza Loan Combination, all funds in the lockbox account are required to be swept into the cash management account.

During the continuance of a Millennium Park Plaza Trigger Period or, at the lender’s discretion during the continuance of an event of default under the Millennium Park Plaza Loan Combination, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account as additional collateral for the Millennium Park Plaza Loan Combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #6: MILLENNIUM PARK PLAZA

■	Property Management. The Millennium Park Plaza Property is currently managed by Millennium Park Living, Inc. Under the Millennium Park Plaza Loan Combination documents, the Millennium Park Plaza Property is required to be managed by Millennium Park Living, Inc. or any other management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager with a property manager selected by the borrower (or selected by the lender in the event of an event of default under the Millennium Park Plaza Loan Combination or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction), subject to the lender’s reasonable approval (i) during the continuance of an event of default under the Millennium Park Plaza Loan Combination, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Current Mezzanine or Secured Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Millennium Park Plaza Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #7: Connection park

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: Connection park

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: Connection park

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	CREFI
Location (City/State)	Irving, Texas	Cut-off Date Balance	$51,350,000
Property Type	Office	Cut-off Date Principal Balance per SF	$181.81
Size (SF)	282,438	Percentage of Initial Pool Balance	5.5%
Total Occupancy as of 10/10/2019	99.9%	Number of Related Mortgage Loans	2
Owned Occupancy as of 10/10/2019	99.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	2016 / NAP	Mortgage Rate	3.56000%
Appraised Value	$79,000,000	Original Term to Maturity (Months)	120
Appraisal Date	8/19/2019	Original Amortization Term (Months)	NAP
Borrower Sponsor	Kawa Capital Partners LLC	Original Interest Only Period (Months)	120
Property Management	Stream Realty Partners – DFW, L.P.	First Payment Date	12/6/2019
Maturity Date	11/6/2029

Underwritten Revenues	$7,966,170
Underwritten Expenses	$2,868,759	Escrows(1)
Underwritten Net Operating Income (NOI)	$5,097,412	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,566,012	Taxes	$99,333	$99,333
Cut-off Date LTV Ratio	65.0%	Insurance	$0	$0
Maturity Date LTV Ratio	65.0%	Replacement Reserve	$0	$3,530
DSCR Based on Underwritten NOI / NCF	2.75x / 2.46x	TI/LC	$0	$39,576
Debt Yield Based on Underwritten NOI / NCF	9.9% / 8.9%	Other(2)	$3,437,778	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$51,350,000	62.2%	Purchase Price	$78,500,000	95.0%
Principal’s New Cash Contribution	27,537,292	33.3	Reserves	3,537,111	4.3
Other Sources(3)	3,701,018	4.5	Origination Costs	551,199	0.7

Total Sources	$82,588,310	100.0%	Total Uses	$82,588,310	100.0%

(1)	See “—Escrows” below.
(2)	The Upfront Other reserve consists of (i) $665,331 related to a 7-Eleven, Inc. expansion allowance and free rent and (ii) $2,772,448 related to a Center for Neuro Skills, Inc. tenant improvement allowance, leasing commissions, and free rent. See “—Escrows” below.
(3)	Other Sources represents seller credits related primarily to tenant improvement allowances and leasing commissions, future rent abatements and other miscellaneous prorations and adjustments.

■	The Mortgage Loan. The mortgage loan (the “Connection Park Loan”) is secured by a first mortgage encumbering the borrower’s fee simple interest in a 282,438 SF, Class A, two office building complex located in Irving, Texas (the “Connection Park Property”). The Connection Park Loan had an original principal balance of $51,350,000, has a Cut-off Date Balance of $51,350,000 and represents approximately 5.5% of the Initial Pool Balance. The Connection Park Loan, which accrues interest at an interest rate of 3.56000% per annum, was originated by CREFI on October 17, 2019. The proceeds of the Connection Park Loan were primarily used to acquire the Connection Park Property, fund upfront reserves and pay origination costs.

The Connection Park Loan had an initial term of 120 months, has a remaining term of 120 months as of the Cut-off Date and requires monthly payments of interest only for the term of the Connection Park Loan. The scheduled maturity date of the Connection Park Loan is the due date in November 2029. Provided no event of default has occurred and is continuing, at any time after the second anniversary of the securitization closing date, the Connection Park Loan may be defeased with certain direct full faith and credit obligations of the United States of America or other obligations which are “government securities” permitted under the Connection Park Loan documents. Voluntary prepayment of the Connection Park Loan is permitted on or after the due date in September 2029 without payment of any prepayment premium.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: Connection park

■	The Mortgaged Property. The Connection Park Property consists of a 282,438 SF, four-story, multi-tenant, Class A office building complex, comprised of two office buildings, on an 18.25-acre site, located at 4795 and 4851 Regent Boulevard in Irving, Texas. The buildings were constructed in 2016 and the Connection Park Property is 99.9% occupied by four tenants: ATOS IT Solutions, and Center for Neuro Skills, Inc. in the Connection I building and First American Title Insurance and 7-Eleven, Inc. in the Connection II building. The Connection II building also has a 2,900 SF lounge area and a rooftop patio amenity. The property manager, Stream Realty Partners – DFW, L.P., arranges for local restaurants to cater lunch to employees within the amenity space. According to the appraisal, the Connection Park Property has 1,784 surface parking spaces which results in a parking ratio of 6.32 parking spaces per 1,000 SF.

The largest tenant at the Connection Park Property is ATOS IT Solutions (“ATOS”) (S&P: BBB+) which represents 36.4% of rent, and occupies 100,520 SF within the Connection I building pursuant to a lease that expires in May 2029. The tenant has two, five-year renewal options and no termination options. ATOS uses the Connection Park Property as its North American headquarters location and it reportedly invested over $2.0 million in its space. ATOS is a worldwide digital leader with revenue of 12.0 billion Euros and 120,000 employees in 73 countries. It is listed on the CAC40 Paris stock index. The company develops and implements innovative digital solutions that support the business transformation of clients and address the environmental and social challenges faced by companies. There are 650 full-time employees at the Connection Park Property. ATOS consolidated several greater-Dallas locations into this space.

The second largest tenant at the Connection Park Property is First American Title Insurance (“First American”) (Moody’s: A2 S&P: A-, Fitch: A), which represents 27.6% of rent, and occupies 76,742 SF at the Connection I building First American occupies its space pursuant to a lease that expires in December 2027, with two, five-year renewal options and a single termination option effective December 31, 2024, which requires nine-months written notice and the payment of a termination penalty of $2.3 million. This location is First American’s primary Dallas office and it houses the entire regional corporate leadership team. First American is the largest provider of title insurance in the United States and it has operations in nearly 70 countries. First American is the first title insurance provider in Mexico, Korea and Hong Kong and it has the leading market share in Australia and England. First American consolidated seven local offices into the Connection Park Property location.

The third largest tenant at the Connection Park Property is 7-Eleven, Inc. (“7-Eleven”) (Moody’s: Baa1 S&P: AA-), which represents 22.5% of rent, and occupies 61,495 SF at the Connection II building with a lease expiration of February 2025. 7-Eleven operates, franchises and licenses over 60,000 stores in 17 countries. The tenant has no renewal options and no termination options. 7-Eleven originally executed a lease for the third floor of the Connection Park II building and expanded shortly thereafter to the fourth floor as well. According to the sponsor, upon the completion of the fourth floor build-out, 7-Eleven will have invested close to $8.3 million into its space. 7-Eleven’s North American headquarters is located approximately 2.2 miles east of the Connection Park Property.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: Connection park

The following table presents certain information relating to the major tenants at the Connection Park Property:

Owned Tenants by Underwritten Base Rent

Tenant Name	Credit Rating (Moody’s/S&P/Fitch)(1)	Tenant GLA(3)	% of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
ATOS IT Solutions	NR / BBB+/NR	100,520	35.6%	$1,969,826	36.4	$19.60	5/31/2029	2, 5-year options
First American Title Insurance	A2/ A- / A	76,742	27.2	1,492,650	27.6	19.45	12/31/2027	2, 5-year options(4)
7-Eleven, Inc.	Baa1 / AA- / NR	61,495	21.8	1,217,703	22.5	19.80	2/28/2025	None
Center for Neuro Skills, Inc.	NR / NR / NR	40,603	14.4	730,854	13.5	18.00	2/28/2030	1, 5-year option
Largest Owned Tenants		279,360	98.9	$5,411,034	100.0	$19.37
Remaining Tenant(5)		2,900	1.0	0	0.0	$0.00	8/31/2024
Vacant		178	0.1	0	0.0	$0.00
Total / Wtd. Avg.		282,438	100.0%	$5,411,034	100.0%	$19.17

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps of $316,655 through January 1, 2020.
(3)	Total Tenant GLA includes 2,900 SF of amenity space.
(4)	First American Title Insurance has a one-time option to terminate at the end of the 90th lease month for a fee of $2.3 million.
(5)	Remaining Tenant is comprised of the 2,900 SF of amenity space.

The following table presents certain information relating to the lease rollover schedule at the Connection Park Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Tenants
MTM(3)	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	2,900	1.0	1.0%	0	0.0	0.00	1
2025	61,495	21.8	22.8%	1,217,703	22.5	19.80	1
2026	0	0.0	22.8%	0	0.0	0.00	0
2027	76,742	27.2	50.0%	1,492,650	27.6	19.45	1
2028	0	0.0	50.0%	0	0.0	0.00	0
2029	100,520	35.6	85.6%	1,969,826	36.4	19.60	1
2030 & Thereafter	40,603	14.4	100.0%	730,854	13.5	18.00	1
Vacant	178	0.1	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	282,438	100.0%		$5,411,034	100.0%	$19.17	5

(1)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Expiration Schedule.
(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include contractual rent steps of $316,655 through January 1, 2020.
(3)	The facility’s Amenity Center’s lease runs through 8/31/2024. It is maintained by management and generates no rent.

The following table presents certain information relating to historical leasing at the Connection Park Property:

Historical Leased%(1)

2017	2018	As of 10/1/2019
62.8%	77.7%	99.9%

(1)	As provided by the borrower and reflects occupancy as of December 31 for the indicated year unless specified otherwise.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: Connection park

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Connection Park Property:

Cash Flow Analysis (1)

	2017	2018		TTM 6/30/2019		Underwritten(2)	Underwritten $ per SF
Base Rent(3)	$2,224,025	$3,433,805		$3,914,975		$5,094,379	$18.04
Rent Steps(4)	0	0		0		316,655	1.12
Potential Income from Vacant Space(5)	0	0		0		0	0
Reimbursements	870,249	$1,929,304		2,036,515		2,974,409	10.53
Gross Potential Rent	$3,094,274	$5,363,109		$5,951,490		$8,385,443	$29.69
Economic Vacancy & Credit Loss	(1,780,480)	(129,340)		(258,679)		(419,272)	(1.48)
Other Income	0	0		0		0	0.00
Effective Gross Income	$1,313,794	$5,233,769		$5,692,811		$7,966,170	$28.21

Real Estate Taxes	$790,185	$1,078,052		$976,895		$1,328,439	$4.70
Insurance	33,538	40,645		42,885		78,183	0.28
Management Fee	29,815	164,470		175,070		238,985	0.85
Other Operating Expenses	817,149	968,126		1,111,232		1,223,152	4.33
Total Operating Expenses	$1,670,686	$2,251,293		$2,306,082		$2,868,759	$10.16

Net Operating Income(2)	($356,893)	$2,982,476		$3,386,729		$5,097,412	$18.05
TI/LC	0	0		0		474,912	1.68
Replacement Reserves	0	0		0		56,488	0.20
Net Cash Flow	($356,893)	$2,982,476		$3,386,729		$4,566,012	$16.17

Occupancy		77.7%		77.7%		95.0%(6)
NOI Debt Yield		5.8%		6.6%		9.9%
NCF DSCR		1.61	x	1.83	x	2.46x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Base Rent was underwritten based on the current rent roll and was verified by the tenant leases. The underwritten Base Rent is higher than the TTM 6/30/2019 due to the recent addition of a new tenant, Center for Neuro Skills, Inc. lease commencement date of November 1, 2019, and the expansion of 7-Eleven, Inc. (lease commencement date of September 1, 2019), who increased their leased SF from 41,948 SF to 61,495 SF.
(3)	Base Rent is as of the 10/1/2019 rent roll.
(4)	Rent Steps were underwritten based on the straight-line rent steps of the three credit tenants, ATOS IT Solutions (S&P: BBB+), First American Title Insurance (Moody’s: A2, S&P: A-, Fitch: A), and 7-Eleven, Inc. (Moody’s: Baa1, S&P: AA-), through the term of the loan.
(5)	Potential Income from Vacant Space was not underwritten as the remaining vacant space of 178 SF is considered static vacancy.
(6)	Economic Occupancy is underwritten at 95.0%.

■	Appraisal. According to the appraisal, the Connection Park Property had an “as is” appraised value of $79,000,000 as of August 19, 2019.

Appraisal Approach	“As-Is” Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$80,300,000	N/A	6.00%
Discounted Cash Flow Approach	$77,495,000	7.25%	6.50%(1)

(1)	Represents the terminal capitalization rate.

■	Environmental Matters. Based on a Phase I environmental report dated September 6, 2019, the environmental consultant did not identify evidence of any recognized environmental conditions or recommendations for further action at the Connection Park Property.

■	Market Overview and Competition. The Connection Park Property is located in Irving, Texas within the Dallas Fort Worth Freeport/Coppell office submarket of the Dallas-Fort Worth-Arlington, Texas metropolitan statistical area. The Connection Park Property is located within the City of Irving which is considered a suburban location. The City of Irving is situated in western Dallas County, about 12-15 miles northwest of the Dallas Central Business District. The Connection Park Property is situated in the Freeport Parkway area which is the northwest part of the larger Las Colinas area and just south of the Lyndon B. Johnson Freeway. According to the appraisal, Las Colinas is a 12,000-acre master-planned business and residential community founded in 1973 on the site of the developer’s family ranch. The overall development comprises approximately 22.5 million SF of office space, 8.5 million SF of light industrial and distribution space and 1.3 million SF of retail space. According to the appraisal, some of the companies and organizations with headquarters or major offices in the Las Colinas area include: Accenture, Citigroup, First American Title, General Motors, Nissan and Verizon amongst others. The major land use in the area is the Dallas/Fort Worth

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: Connection park

International Airport. According to the appraisal, the airport plays a major role in the area’s economic success by fostering an environment that facilitates global and local business activity in the area.

The Connection Park Property is centrally located with access to the property’s neighborhood being provided by the Lyndon B. Johnson Freeway, State Highway 114, Freeport Parkway, MacArthur Boulevard and many other local highways and parkways. Per the appraisal, the 2019 estimated population within a five-mile radius is 150,402 and the average household income is $113,866. The appraiser concluded to a steady performance outlook for the neighborhood. There is new construction in the area, according to the appraisal, which is anticipated to be delivered by the first quarter of 2020. However based on the recent and historical absorption trends in the market, it is anticipated that the newly constructed buildings will be fully leased before the first lease expires at the Connection Park Property. According to a third party report, the Connection Park Property is part of the DFW Freeport/Coppell office submarket which, as of the second quarter of 2019, is comprised of 15.1 million SF of office space, and has market rent of $24.23 per SF and an average vacancy rate of 12.5% with positive net absorption of 27,807 SF.

The following table presents certain information relating to comparable buildings for the Connection Park Property:

Office Building Comparables(1)

Property Name	City, State	NRA (SF)	Year Built	Occupancy (%)	Price ($)	Price per SF ($)	NOI per SF ($)
Connection Park Property	Irving, Texas	282,438	2016	99.9%(2)	$78,500,000	$277.94	$18.05
Legacy Center	Plano, Texas	174,975	2015	87.0	48,470,000	277.01	20.47
Lincoln Legacy II	Plano, Texas	130,371	2014	90.0	40,250,000	308.73	18.75
Frisco Bridges Office Building	Frisco, Texas	163,923	2016	92.0	45,119,500	275.25	15.48
Platinum Park Office	Plano, Texas	166,424	2016	100.0	61,350,000	368.64	22.75
Average (excluding the Connection Park Property)		158,923	2015	92.3%	$48,797,375	$307.41	$19.36

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated October 10, 2019.

■	The Borrower. The borrower is Connection Park Irving, LLC, a Delaware limited liability company and single purpose entity with at least one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Connection Park Loan. The borrower sponsor and non-recourse carveout guarantor is Kawa Capital Partners LLC. Kawa Capital Partners LLC, a Florida limited liability company which operates as Kawa Capital Management, is the non-recourse carve-out guarantor for the Connection Park Loan. Kawa Capital Management is an independent asset management firm founded in 2007 with over $1.0 billion of assets under management and is headquartered in Aventura, Florida.

■	Escrows. On the origination date of the Connection Park Loan, the borrower funded reserves of (i) $99,333 for real estate taxes and (ii) $3,437,778 for outstanding tenant obligations, leasing commissions and free rent for the Center for Neuro Skills, Inc. and 7-Eleven, Inc.

Additionally, on each monthly due date, the borrower is required to fund the following reserves with respect to the Connection Park Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be payable over the next ensuing 12-months (initially estimated to be $99,333), (ii) a replacement reserve equal to $3,530 and (iii) a TI/LC reserve in an amount equal to $39,576.

■	Lockbox and Cash Management. The Connection Park Loan is structured with a hard lockbox and springing cash management. The borrower is required to deliver tenant direction letters to each existing tenant at the Connection Park Property directing each of them to remit their rent checks directly to the lender-controlled lockbox. The borrower is required to cause rents and other sums generated from the Connection Park Property to be deposited directly into such lockbox. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrower unless a Connection Park Trigger Period (as defined below) exists. Upon the occurrence and during the continuance of a Connection Park Trigger Period, all funds in the lockbox account are required to be swept on each business day to a cash management account for the sole and exclusive benefit of the lender to be applied and disbursed in accordance with the Connection Park Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Connection Park Loan. During the continuance of an event of default under the Connection Park Loan documents, the lender may apply funds to the debt in such priority as it may determine.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #7: Connection park

A “Connection Park Trigger Period” means a period commencing upon the earliest to occur of (i) an event of default, (ii) the debt service coverage ratio being less than 1.55x and (iii) a Specified Tenant Trigger Period (as defined below), and expiring upon (a) with respect to clause (i) above, the cure (if applicable) of such event of default, (b) with respect to clause (ii) above, the debt service coverage ratio being equal to or greater than 1.75x for two consecutive calendar quarters, and (c) with respect to clause (iii) above, such Specified Tenant Trigger Period ceasing to exist.

A “Specified Tenant” means, as applicable, (i) ATOS, (ii) First American, (iii) 7-Eleven, (iv) any tenant whose lease, individually or when aggregated with all other leases at the Connection Park Property with the same tenant, any affiliate of such tenant, either (a) accounts for 10.0% or more of total rental income for the Connection Park Property, or (b) accounts for 10.0% or more of total SF of the Connection Park Property, and in each case, together with any parent or affiliate thereof providing credit support or a guaranty under its lease, and (v) any replacement tenant of ATOS, First American or 7-Eleven in accordance with the Connection Park Loan documents.

A “Specified Tenant Trigger Period” will (A) commence upon the first to occur of, among other items more fully set forth in the Connection Park Loan documents, (i) a Specified Tenant being in a default under the applicable Specified Tenant lease beyond all applicable notice and cure periods, (ii) a Specified Tenant failing to be in occupancy of at least 80% of its Specified Tenant space other than any space (I) which the applicable Specified Tenant is not yet required to assume occupancy of pursuant to the terms of the applicable Specified Tenant lease (including any work letters entered into in connection thereto) or (II) for which all conditions precedent on the part of the borrower to perform as landlord under the Specified Tenant lease for the Specified Tenant to take occupancy of the applicable space have been satisfied, (iii) any Specified Tenant giving notice that it is terminating its applicable Specified Tenant lease for any portion of its space in excess of one floor of its demised space (iv) any termination or cancellation of any Specified Tenant lease or any portion thereof (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding) and/or any Specified Tenant lease failing to otherwise be in full force and effect, (v) any bankruptcy or similar insolvency of a Specified Tenant, (vi) any Specified Tenant’s failure to provide written notice to the borrower of renewal of its applicable Specified Tenant lease upon the earlier to occur of (x) nine (9) months prior to its then current applicable lease expiration and (y) the renewal notice period required under the applicable Specified Tenant lease, for at least five (5) years and (vii) the senior unsecured credit rating (or the equivalent thereof) of any Specified Tenant being rated below investment grade by any of Moody’s, Standard & Poor’s and/or Fitch and (B) expire upon the first to occur of (i) the satisfaction of the applicable Specified Tenant cure conditions under the Connection Park Loan documents, or (ii) the borrower leasing the entire Specified Tenant space, (or applicable portion thereof) in accordance with the Connection Park Loan documents and the applicable tenant under such lease being in actual possession of the space demised under such lease, and paying the full amount of the rent due under such lease.

■	Property Management. The Connection Park Property is managed by Stream Realty Partners – DFW, L.P., pursuant to a management agreement. Under the Connection Park Loan documents, the lender may, or may require the borrower to, terminate the management agreement and replace the manager if: (i) the property manager becomes insolvent or a debtor in (x) an involuntary bankruptcy or insolvency proceeding not dismissed within 90 days or (y) any voluntary bankruptcy or insolvency proceeding; (ii) an event of default under the Connection Park Loan documents exists, (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (iv) a default by the property manager under the property management agreement has occurred and is continuing beyond all applicable notice and cure periods. The borrower has the right to replace the property manager with a successor property manager pursuant to a new management agreement, which is approved by the lender in writing (which approval may be conditioned on receipt of a rating agency confirmation from the applicable rating agencies, but not unreasonably withheld, conditioned or delayed).

■	Mezzanine or Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The Connection Park Loan documents require that the “all-risk” insurance policy required to be maintained by the borrower provide coverage for terrorism in an amount equal to the full replacement cost of the Connection Park Property, plus business interruption coverage in an amount equal to 100.0% of the projected gross income for the Connection Park Property until the completion of restoration or the expiration of 18 months, with a 6-month extended period of indemnity. The “all-risk” policy containing terrorism insurance is required to contain a deductible that is no greater than $25,000. See “Risk Factors—Risks Relating to the Mortgage Loans—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: MIDLAND OFFICE PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: MIDLAND OFFICE PORTFOLIO

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: MIDLAND OFFICE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	5	Loan Seller	GSMC
Location (City/State)	Midland, Texas	Cut-off Date Principal Balance(2)	$49,363,948
Property Type	Office	Cut-off Date Principal Balance per SF(1)	$99.07
Size (SF)	699,584	Percentage of Initial Pool Balance	5.3%
Total Occupancy as of 7/14/2019	84.9%	Number of Related Mortgage Loans	None
Owned Occupancy as of 7/14/2019	84.9%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate	4.0500%
Appraised Value	$110,300,000	Original Term to Maturity (Months)	120
Appraisal Date	7/12/2019	Original Amortization Term (Months)	360
Borrower Sponsor	Franklin Mountain Investments Limited Partnership	Original Interest Only Period (Months)	NAP
Property Management	ERP-M, LLC.	First Payment Date	10/6/2019
		Maturity Date	9/6/2029

Underwritten Revenues	$15,451,366
Underwritten Expenses	$6,692,196	Escrows(3)
Underwritten Net Operating Income (NOI)	$8,759,171		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$8,443,399	Taxes	$1,335,560	$148,396
Cut-off Date LTV Ratio(1)	62.8%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	50.1%	Replacement Reserves	$0	$11,660
DSCR Based on Underwritten NOI / NCF(1)	2.19x / 2.11x	TI/LC	$4,000,000	$0
Debt Yield Based on Underwritten NOI / NCF(1)	12.6% / 12.2%	Other(4)	$785,634	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$69,500,000	62.1%	Purchase Price	$105,000,000	93.8%
Sponsor Equity	42,473,265	37.9	Reserves	6,121,194	5.5
			Origination Costs	852,070	0.8

Total Sources	$111,973,265	100.0%	Total Uses	$111,973,265	100.0%

(1)	Calculated based on the aggregate outstanding balance of the Midland Office Portfolio Loan Combination.
(2)

The Cut-off Date Principal Balance of $49,363,948 represents the controlling note A-1 of the $69,500,000 Midland Office Portfolio Loan Combination evidenced by two pari passu notes. See “—The Mortgage Loan” below.

(3)	See “—Escrows” below.
(4)	Other Upfront reserves represent $785,634 of unfunded obligations such as unpaid TI/LCs, free or abated rent and capital expenditures.

■

The Mortgage Loan. The mortgage loan (the “Midland Office Portfolio Loan”) is part of a loan combination (the “Midland Office Portfolio Loan Combination”) consisting of two pari passu promissory notes (note A-1 and note A-2) with an aggregate original principal balance of $69,500,000 that is secured by a first deed of trust encumbering the borrowers’ fee simple interest in a portfolio of five office properties located in Midland, Texas (the “Midland Office Portfolio Properties”). The Midland Office Portfolio Loan, evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $49,363,948 and represents approximately 5.3% of the Initial Pool Balance. The related pari passu companion loan, evidenced by the non-controlling note A-2, is currently held by the GS Mortgage Securities Trust 2019-GC42.

The Midland Office Portfolio Loan Combination was originated by Goldman Sachs Bank USA on August 8, 2019. The Midland Office Portfolio Loan Combination has an interest rate of 4.0500% per annum. The borrowers utilized the proceeds of the Midland Office Portfolio Loan Combination to acquire the Midland Office Portfolio Properties, fund reserves and pay origination costs.

The Midland Office Portfolio Loan Combination had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Midland Office Portfolio Loan Combination requires payments of principal and interest sufficient to amortize the Midland Office Portfolio Loan over a 30-year amortization term. The scheduled maturity date of the Midland Office Portfolio Loan Combination is the due date in September 2029. Voluntary prepayment of the Midland Office Portfolio Loan is prohibited prior to the due date in June 2029. At any time after the second anniversary of the Closing Date, the Midland Office Portfolio Loan may be defeased in whole (or in part in connection with releases of property) with direct, non-callable obligations of the United States of America.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: MIDLAND OFFICE PORTFOLIO

The table below summarizes the promissory notes that comprise the Midland Office Portfolio Loan Combination. The relationship between the holders of the Midland Office Portfolio Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Loan Combinations–The Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
Note A-1	$49,500,000	$49,363,948	CGCMT 2019-GC43	Yes
Note A-2	20,000,000	19,945,029	GSMS 2019-GC42	No
Total	$69,500,000	$69,308,977

■

The Mortgaged Properties. The Midland Office Portfolio Properties are comprised of 699,584 SF Class A office space across five office buildings located in the CBD of Midland, Texas. As of July 14, 2019, the Midland Office Portfolio Properties were 84.9% occupied and includes Bank of America Tower, First Capital Bank Building, One Wall Plaza, Atrium Centre, and Dinero Plaza. The Midland Office Portfolio Properties include a diverse mix of 182 local, regional and national tenants. The Midland Office Portfolio Properties also include 1,637 parking spaces, resulting in a parking ratio of 2.34 spaces per 1,000 square feet.

■	The following table presents certain information relating to the Midland Office Portfolio Properties:

Property Name	City	State	% of Allocated Loan Amount	Total GLA	Year Built	As-Is Appraised Value	UW NCF
Bank of America Tower	Midland	TX	44.2%	300,930	1957	$48,700,000	$3,202,184
Dinero Plaza	Midland	TX	16.2%	119,175	1982	17,900,000	1,654,922
First Capital Bank Building	Midland	TX	15.1%	99,425	1978	16,700,000	1,318,755
One Wall Plaza	Midland	TX	13.9%	102,234	1960	15,300,000	1,227,038
Atrium Centre	Midland	TX	10.6%	77,820	1983	11,700,000	1,040,500
Total			100.0%	699,584		$110,300,000	$8,443,399

The following table presents certain information relating to the major tenants for the Midland Office Portfolio Properties:

Ten Largest Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (MIS/S&P/Fitch)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Enlink Midstream Operating LP	NR / NR / BBB-	55,684	8.0%	$1,475,626	10.9%	$26.50	6/25/2026	None
FirstCapital Bank of Texas	NR / NR / NR	34,224	4.9	615,653	4.6	17.99	11/30/2027	1, 5-year option
Parallel Petroleum, LLC	NR / NR / NR	21,640	3.1	476,080	3.5	22.00	2/29/2020	None
Bank of America, National Association	Baa1 / A- / A-	17,200	2.5	444,980	3.3	25.87	1/14/2023	1, 5-year option
PRI Operating LLC(3)	NR / NR / NR	17,793	2.5	382,550	2.8	21.50	3/31/2020	None
Desert Royalty Company, LLC	NR / NR / NR	14,144	2.0	353,600	2.6	25.00	5/31/2021	None
Moriah Resources, Inc.	NR / NR / NR	15,078	2.2	323,418	2.4	21.45	5/31/2022	1, 5-year option
XRI Holdings, LLC	NR / NR / NR	9,542	1.4	271,947	2.0	28.50	8/31/2024	None
McAnally Wilkins, Inc.	NR / NR / NR	11,907	1.7	256,001	1.9	21.50	4/30/2020	None
The General Services Administration for FBI(4)	AAA / AAA / AAA	11,300	1.6	254,290	1.9	22.50	7/31/2025	None
Ten Largest Tenants		208,512	29.8%	$4,854,144	35.9%	$23.28
Remaining Tenants(5)		385,287	55.1	8,649,168	64.1	22.45
Vacant Spaces		105,785	15.1	0	0.0	0.00
Totals / Wtd. Avg. Tenants		699,584	100.0%	$13,503,312	100.0%	$22.74

(1)	Based on the underwritten rent roll dated July 14, 2019.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	PRI Operating LLC has a termination right at any time after April 1, 2019 with at least 60 days’ prior written notice.
(4)

The General Services Administration for FBI has a 15-year term with a 10 year “firm term”; termination in whole or part may occur at any time after the 10th lease year by giving at least 60 days’ prior written notice (period begins the day after the date of mailing).

(5)	Includes four tenants (4,666 SF, $22.17 UW Base Rent per SF) whose leases have expired.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: MIDLAND OFFICE PORTFOLIO

The following table presents certain information relating to the lease rollover schedule for the Midland Office Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	5,024	0.7%	0.7%	$88,494	0.7%	$17.61	7
2019(2)	34,189	4.9	5.6%	683,910	5.1	20.00	20
2020	124,513	17.8	23.4%	2,649,268	19.6	21.28	56
2021	130,760	18.7	42.1%	2,990,136	22.1	22.87	54
2022	70,406	10.1	52.2%	1,590,191	11.8	22.59	25
2023	75,710	10.8	63.0%	1,803,642	13.4	23.82	22
2024	32,176	4.6	67.6%	869,438	6.4	27.02	6
2025	17,775	2.5	70.1%	410,847	3.0	23.11	3
2026	60,837	8.7	78.8%	1,604,451	11.9	26.37	3
2027	34,224	4.9	83.7%	615,653	4.6	17.99	5
2028	1	0.0	83.7%	9,180	0.1	9,180.00	1
2029	0	0.0	83.7%	0	0.0	0.00	0
2030 & Thereafter	8,184	1.2	84.9%	188,102	1.4	22.98	1
Vacant	105,785	15.1	100.0%	NAP	NAP	NAP	NAP
Total	699,584	100.0%		$13,503,312	100.0%	$22.74	203

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.
(2)	Includes four tenants (4,666 SF, $22.17 UW Base Rent per SF) whose leases have expired.

The following table presents certain information relating to historical occupancy for the Midland Office Portfolio Properties:

Historical Leased %(1)

As of 7/14/2019
84.9%

(1)	The Midland Office Portfolio Properties were acquired in 2019 and no historical occupancy figures are available.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: MIDLAND OFFICE PORTFOLIO

■

Operating History and Underwritten Net Cash Flow.  The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Midland Office Portfolio Properties:

Cash Flow Analysis(1)

	2018	T12 06/30/2019	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$12,749,950	$13,638,956	$13,503,312	$19.30
Contractual Rent Steps	0	0	161,438	0.23
Total Reimbursement Revenue	196,229	206,788	1,124,477	1.61
Market Revenue from Vacant Units	0	0	2,472,241	3.53
Parking Revenue	663,488	734,146	734,146	1.05
Other Revenue	88,481	106,384	177,184	0.25
Gross Revenue	$13,698,148	$14,686,274	$18,172,798	$25.98
Vacancy Loss	0	0	(2,721,432)	(3.89)
Credit Loss	(3,323)	(16,466)	0	0.00
Effective Gross Revenue	$13,694,826	$14,669,808	$15,451,366	$22.09

Expenses	5,019,673	5,052,085	6,228,655	8.90
Management Fee	409,604	439,266	463,541	0.66
Total Operating Expenses	$5,429,277	$5,491,351	$6,692,196	$9.57

Net Operating Income	$8,265,549	$9,178,457	$8,759,171	$12.52
Tenant Improvements	0	0	87,927	0.13
Leasing Commissions	0	0	87,927	0.13
Replacement Reserves	0	0	139,917	0.20
Net Cash Flow	$8,265,549	$9,178,457	$8,443,399	$12.07

Occupancy	NAP(3)	NAP(3)	84.9%
NOI Debt Yield(4)	11.9%	13.2%	12.6%
NCF DSCR(4)	2.06x	2.29x	2.11x

(1)

Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of July 14, 2019 and contractual rent steps through September 30, 2020.
(3)	The Midland Office Portfolio Properties were acquired in 2019 and no historical occupancy figures are available.
(4)	Calculated based on the aggregate outstanding balance of the Midland Office Portfolio Loan Combination.

■	Appraisals. According to the appraisals, the Midland Office Portfolio Properties had an aggregate “as-is” appraised value of $110,300,000 as of July 12, 2019.

Property	Appraisal Approach(1)	Value	Discount Rate	Capitalization Rate
Bank of America Tower	Direct Capitalization Approach	$49,400,000	N/A	8.50%
Bank of America Tower	Discounted Cash Flow Approach	$48,700,000	10.50%	8.75%(1)
First Capital Bank Building	Direct Capitalization Approach	$17,000,000	N/A	8.50%
First Capital Bank Building	Discounted Cash Flow Approach	$16,700,000	10.50%	8.75%(1)
One Wall Plaza	Direct Capitalization Approach	$15,700,000	N/A	8.50%
One Wall Plaza	Discounted Cash Flow Approach	$15,300,000	10.50%	8.75%(1)
Atrium Centre	Direct Capitalization Approach	$12,220,000	N/A	8.50%
Atrium Centre	Discounted Cash Flow Approach	$11,700,000	10.50%	8.75%(1)
Dinero Plaza	Direct Capitalization Approach	$19,900,000	N/A	8.50%
Dinero Plaza	Discounted Cash Flow Approach	$17,900,000	10.50%	8.75%(1)
Midland Office Portfolio (Combined)	Direct Capitalization Approach	$114,220,000	N/A	8.50%
Midland Office Portfolio (Combined)	Discounted Cash Flow Approach	$110,300,000	10.50%	8.75%(1)

(1)	Represents the terminal capitalization rate.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: MIDLAND OFFICE PORTFOLIO

■

Environmental Matters. According to the Phase I environmental reports, dated May 28, 2019, there are no recognized environmental conditions or recommendations for further action at the Midland Office Portfolio Properties.

■

Market Overview and Competition.  The Midland Office Portfolio Properties are located in downtown Midland, Texas. Significant development in the immediate area consists of office, retail, industrial, mixed-use and auto dealership uses along major arterials that are interspersed with multi-family complexes and single-family residential development removed from arterials.

The Midland Office Portfolio Properties are located in the Midland area office market. As of the first quarter of 2019, the Midland market has a total office inventory of 10,011,433 SF with 342,422 SF vacant indicating a vacancy rate of 3.4%. Over the last quarter there was no additional inventory delivered, whereas there was only 5,000 SF added in 2018. The first quarter 2019 vacancy rate of 3.4% is lower than last year (5.1%) and consistent with the average vacancy of the past ten years (3.1%). Over the past ten years, the Midland Office market experienced an inventory increase of 15.5%.

The following table presents certain information relating to the primary competition for the properties in the Midland Office Portfolio:

Competitive Set – Comparable Leases(1)

Property	Location	Building SF	Year Built/Renovated	Rent per SF	Occupancy %	Distance (mi)(2)
Bank of America Tower	Midland, Texas	300,930	1957	$7.97 - $30.00	69.18%	-
First Capital Bank Building	Midland, Texas	99,425	1978	$10.00 - $24.50	98.13%	-
One Wall Plaza	Midland, Texas	102,234	1960	$10.00 - $26.00	92.06%	-
Atrium Centre	Midland, Texas	77,820	1983	$20.00 - $24.75	99.54%	-
Dinero Plaza	Midland, Texas	119,175	1982	$20.50 - $32.07	97.73%	-
Competitors
Discovery Plaza	Midland, Texas	14,228	1981	$22.50	49.60%	0.5
405 North Marienfeld Street	Midland, Texas	22,017	1972	$21.00	100.00%	0.3
415 West Wall Street	Midland, Texas	197,000	1958	$22.00	91.40%	0.1
601 North Marienfeld Street	Midland, Texas	40,291	1981/2009	$23.00	89.80%	0.4
The Fasken Center	Midland, Texas	423,414	1976/1982	$19.00	100.00%	0.2
Frost Bank Building	Midland, Texas	177,952	1982/2014	$23.00	93.60%	0.1

(1)	Source: Appraisal.
(2)	Distance from the First Capital Bank Building property.

■

The Borrowers. The borrowers are Franklin Mountain Permian II, LP; Franklin Mountain Permian III, LP; Franklin Mountain Permian IV, LP; Franklin Mountain Permian V, LP; and Franklin Mountain Permian VI, LP, each a Delaware limited partnership. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Midland Office Portfolio Loan Combination. The non-recourse carveout guarantor and borrower sponsor under the Midland Office Portfolio Loan Combination is Franklin Mountain Investments Limited Partnership.

Franklin Mountain Investments, Limited Partnership is a special purpose entity operating as a subsidiary of Franklin Mountain Capital. Franklin Mountain Capital is a Scottsdale, AZ-based private equity investor seeking investments primarily across the energy value chain. Franklin Mountain Capital, which was founded in 2017 with initial capital of $250 million provided exclusively by its principals, targets lower to middle-market investment opportunities in North America. The founders are the former executive management team of Western Refining, Inc., an independent refiner with oil refining operations in the Southwest and Upper Midwest US, Northern Tier Energy, a crude oil and retail marketer with operations in the Upper Midwest, and Western Refining Logistics LP, a master limited partnership with operations focused in the Permian and Bakken crude oil-producing regions.

■

Escrows. At origination, the borrowers funded (i) a tenant insurance and leasing commissions borrower reserve in the amount of $4,000,000, (ii) a tax reserve in the amount of $1,335,560 and (iii) an unfunded obligations reserve in the amount of $785,634.  On each due date, the borrowers will be required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the property taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months; provided that reserves for insurance premiums will be waived if the Midland Office Portfolio Properties are covered by blanket insurance policies, (ii) a tenant improvements and leasing commissions reserve in an amount equal to $58,302 and (iii) a capital expenditure reserve in an amount equal to $11,660.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: MIDLAND OFFICE PORTFOLIO

Additionally, during a Midland Office Portfolio Trigger Period caused by a Midland Office Portfolio Critical Tenant Trigger Event, all funds on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be reserved in a critical tenant reserve account (the “Midland Office Portfolio Critical Tenant Reserve Account”) up to an amount equal to $30.00 per SF for the aggregate space that was the leased by such Midland Office Portfolio Critical Tenant (the “Critical Tenant Cap”).

“Midland Office Portfolio Critical Tenant Trigger Event” means (a) the filing of a voluntary or involuntary bankruptcy petition against any Midland Office Portfolio Critical Tenant (excluding the existing voluntary bankruptcy petition filed by Legacy Reserves Services, Inc.) (in the case of an involuntary petition, that is not dismissed within 30 days) until (1) the dismissal of such petition within 90 days without a negative impact on such tenant or lease and the tenant is paying normal rent or (2) the tenant has affirmed its lease and is paying rent or such tenant is terminated and an acceptable replacement tenant has entered into a lease, (b) if any Midland Office Portfolio Critical Tenant has not given notice to renew its lease as of the date that is six months prior to the expiration of such lease until it renews or extends its lease and is paying full rent or an acceptable replacement tenant has entered into a lease, or (c) the date that any Midland Office Portfolio Critical Tenant goes dark, vacates or is otherwise not in occupancy of a portion of its space for 30 consecutive days or more (other than due to a casualty, condemnation, renovations or alterations undertaken pursuant to its terms until such tenant has resumed operations and is paying full rent or an acceptable replacement tenant has entered into a lease.

“Midland Office Portfolio Trigger Period” means (a) when the debt yield, determined as of the first day of any fiscal quarter, is less than 9.00% until the debt yield is at least 9.50% for two consecutive fiscal quarters, (b) upon the borrowers’ failure to deliver required annual, quarterly or monthly financial reports until such reports are delivered and indicate that no other Midland Office Portfolio Trigger Period is ongoing or (c) during a Midland Office Portfolio Critical Tenant Trigger Event if the trailing 12 month debt yield as of the most recently ended fiscal quarter is less than 13.83% until the Midland Office Portfolio Critical Tenant Trigger Event is cured, the trailing 12 month debt yield as of the most recently ended fiscal quarter is equal to or greater than 13.83% or the balance in the Midland Office Portfolio Critical Tenant Reserve Account is at least equal to the Critical Tenant Cap.

“Midland Office Portfolio Critical Tenant” means any tenant under a lease that individually or, when aggregated with all other leases at the applicable Midland Office Portfolio Property with the such tenant and its affiliates (assuming the exercise of all expansion rights and all preferential rights to lease additional space contained in such tenant’s lease) is for 75,000 or more rentable square feet.

■

Lockbox and Cash Management. The Midland Office Portfolio Loan Combination is structured with a hard lockbox and in-place cash management. The borrowers are required to send tenant direction letters to each tenant at each Midland Office Portfolio Property to deposit rents directly into a lender-controlled lockbox account. In addition, the borrowers are required to cause all cash revenues relating to the Midland Office Portfolio Properties and all other money received by the borrowers or the property manager with respect to the Midland Office Portfolio Properties (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account within one business day following receipt.  On each business day, all funds in the lockbox account are required to be swept into the cash management account.

For so long as no Midland Office Portfolio Trigger Period or event of default under the Midland Office Portfolio Loan Combination is continuing, all amounts in the cash management account in excess of the aggregate amount required to be paid to or reserved with the lender on the next monthly due date are required to be swept into a borrower-controlled operating account on each business day. During the continuance of a Midland Office Portfolio Trigger Period or, at the lender’s discretion, during an event of default under the Midland Office Portfolio Loan Combination, all excess cash flow after payment of debt service, required reserves and budgeted operating expenses are required to be reserved as additional collateral for the Midland Office Portfolio Loan Combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #8: MIDLAND OFFICE PORTFOLIO

■

Property Management. The Midland Office Portfolio Properties are currently managed by ERP-M, LLC, pursuant to a management agreement. Under the Midland Office Portfolio Loan documents, the Midland Office Portfolio Properties are required to be managed by ERP-M, LLC or any other management company reasonably approved by the lender and with respect to which a rating agency confirmation has been received. The lender has the right to replace, or require the borrowers to replace, the property manager with a property manager selected by the borrowers (or selected by the lender in the event of an event of default under the Midland Office Portfolio Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction), subject to the lender’s reasonable approval (i) during the continuance of an event of default under the Midland Office Portfolio Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■

Release of Collateral. Provided no event of default under the Midland Office Portfolio Loan Combination is continuing, the borrowers have the right at any time from and after the second anniversary of the Closing Date to obtain the release of a Midland Office Portfolio Property upon the sale of such Midland Office Portfolio Property to an unaffiliated third party subject to certain conditions, including; (i) the related borrowers defease a portion of the related Midland Office Portfolio Loan equal the greater of (x) 125% of its allocated loan amount and (y) 85% of the sales price for such mortgaged property), (ii) the trailing 12 month debt yield (excluding the property to be released) would be no less than the greater of (1) 12.76% and (2) the debt yield immediately prior to such release, (iii) the trailing 12 month debt service coverage ratio after the release would be at least the greater of (1) 2.21x and (2) the debt service coverage ratio immediately prior to such release, (iv) the loan-to-value ratio of the remaining Midland Office Portfolio Properties is no less than 63.01% and (v) delivery of a REMIC opinion

■	Mezzanine or Subordinate Secured Indebtedness. Not permitted.

■

Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the Midland Office Portfolio Properties, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrowers’ requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

(THIS PAGE INTENTIONALLY LEFT BLANK)

LOAN #9: U.S. Industrial portfolio v

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: U.S. Industrial portfolio v

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: U.S. Industrial portfolio v

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	30	Loan Seller	GSMC
Location (City/State)	Various / Various	Cut-off Date Principal Balance(3)	$47,558,000
Property Type	Industrial	Cut-off Date Principal Balance per SF(2)	$36.36
Size (SF)	3,585,623	Percentage of Initial Pool Balance	5.1%
Total Occupancy as of 11/6/2019	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 11/6/2019	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	Various / Various	Mortgage Rate	3.7800%
Appraised Value(1)	$202,500,000	Original Term to Maturity (Months)	120
Appraisal Date	6/1/2019	Original Amortization Term (Months)	NAP
Borrower Sponsor	BIG SC-USIP30P LLC	Original Interest Only Period (Months)	120
Property Management	Brennan Management, LLC	First Payment Date	9/6/2019
Maturity Date	8/6/2029

Underwritten Revenues	$13,695,724
Underwritten Expenses	$273,914	Escrows(4)
Underwritten Net Operating Income (NOI)	$13,421,810	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,440,535	Taxes	$0	$0
Cut-off Date LTV Ratio(1)(2)	64.4%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	64.4%	Replacement Reserves	$50,000	$0
DSCR Based on Underwritten NOI / NCF(2)	2.69x / 2.49x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	10.3% / 9.5%	Other(5)	$194,450	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$130,358,000	66.2%	Purchase Price	$195,250,000	99.2%
Principal’s New Cash Contribution	66,425,420	33.8	Closing Costs	1,288,970	0.7
			Reserves	244,450	0.1

Total Sources	$196,783,420	100.0%	Total Uses	$196,783,420	100.0%

(1)

The Appraised Value represents the aggregate “as-is” appraised value of the U.S. Industrial Portfolio V Properties of $194,670,000 plus an approximately 4.02% portfolio premium. The Cut-off Date LTV Ratio for the U.S. Industrial Portfolio V Loan Combination calculated on the basis of the aggregate “as-is” appraised value without the portfolio premium is 67.0%.

(2)	Calculated based on the aggregate outstanding balance of the U.S. Industrial Portfolio V Loan Combination.
(3)	The Cut-off Date Principal Balance of $47,588,000 represents the non-controlling note A-3 of the $130,358,000 U.S. Industrial Portfolio V Loan Combination evidenced by three pari passu notes.
(4)	See “—Escrows” below.
(5)

Other Upfront escrows include $172,450 of deferred maintenance related to roof work at the Sherwood Foods Cleveland property and $22,000 of environmental reserve related to vapor at the Gem City property.

■

The Mortgage Loan.  The mortgage loan (the “U.S. Industrial Portfolio V Loan”) is part of a loan combination (the “U.S. Industrial Portfolio V Loan Combination”) consisting of three pari passu notes with an outstanding aggregate principal balance of $130,358,000 and is secured by first mortgages encumbering the fee simple interests in a portfolio of 30 industrial buildings in 15 states (the “U.S. Industrial Portfolio V Properties”). The U.S. Industrial Portfolio V Loan, evidenced by the non-controlling note A-3, has an outstanding principal balance as of the Cut-off Date of $47,558,000 and represents approximately 5.1% of the Initial Pool Balance. The related pari passu companion loans are evidenced by the controlling note A-1 (with an outstanding principal balance as of the Cut-off Date of $50,000,000) and non-controlling note A-2 (with an outstanding principal balance as of the Cut-off Date of $32,800,000). The U.S. Industrial Portfolio V Loan Combination was originated by Goldman Sachs Bank USA on July 23, 2019. The U.S. Industrial Portfolio V Loan Combination has an interest rate of 3.7800% per annum. The borrower utilized the proceeds of the U.S. Industrial Portfolio V Loan Combination to acquire the U.S. Industrial Portfolio V Properties, pay origination costs and fund reserves.

The U.S. Industrial Portfolio V Loan Combination had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The U.S. Industrial Portfolio V Loan Combination requires payments of interest only for the entire term of the U.S. Industrial Portfolio V Loan Combination. The stated maturity date is the due date in August 2029. Voluntary prepayment of the U.S. Industrial Portfolio V Loan Combination is prohibited prior to May 6, 2029. At any time after the second anniversary of the securitization Closing Date, the U.S. Industrial Portfolio V Loan Combination may be defeased in whole or in part with direct, non-callable obligations of the United States of America.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: U.S. Industrial portfolio v

The table below summarizes the promissory notes that comprise the U.S. Industrial Portfolio V Loan Combination. The relationship between the holders of the U.S. Industrial Portfolio V Loan Combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Outside Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder(s)	Controlling Piece
Note A-1	$50,000,000	$50,000,000	CGCMT 2019-GC41	Yes
Note A-2	32,800,000	32,800,000	GSMS 2019-GC42	No
Note A-3	47,558,000	47,558,000	CGCMT 2019-GC43	No
Total	$130,358,000	$130,358,000

■

The Mortgaged Properties. The U.S. Industrial Portfolio V Loan Combination is comprised of 30 properties built between 1924 and 2005, located in 15 states. The U.S. Industrial Portfolio V Properties consist of 3,585,623 SF and are 100.0% occupied as of November 6, 2019. The U.S. Industrial Portfolio V Properties include 16 headquarter locations and an average office component of 9.4% of total SF. The U.S. Industrial Portfolio V Properties are leased to tenants in a range of different industries, from manufacturing to logistics.

The following table presents certain information relating to the U.S. Industrial Portfolio V Properties:

Property Name	City	State	% of Allocated Loan Amount	Total GLA	Year Built	As-Is Appraised Value	UW NCF
Sherwood Foods Cleveland	Maple Heights	OH	11.2%	345,009	1967	$21,750,000	$1,261,216
Owens Corning	Tallmadge	OH	7.0	222,900	1989	13,660,000	1,002,726
Hunter Defense Tech	Florence	KY	6.4	260,366	1962	12,450,000	764,620
Sterling Jewelers	Barberton	OH	6.2	134,565	2002	12,000,000	780,264
BlueLinx Corporation Brooklyn Park	Brooklyn Park	MN	4.8	136,167	1978, 2000	9,300,000	594,250
Exec Cabinetry SC	Simpsonville	SC	4.7	205,912	1964, 1980, 1987, 1993	9,220,000	590,895
Techniplas	Nashotah	WI	4.6	137,206	1964-1995	9,000,000	587,254
Metalex (Jason Industries)	Libertyville	IL	4.3	155,799	1924	8,400,000	518,579
Nyloncraft	Mishawaka	IN	4.0	185,631	1961	7,700,000	451,281
Dirksen Screw Shelby	Shelby Township	MI	3.9	80,967	1988, 1998	7,550,000	472,717
Global Flooring	Kentwood	MI	3.7	121,464	1984	7,170,000	479,289
Dreison	Cleveland	OH	3.3	206,471	1955	6,460,000	477,862
Gem City	Dayton	OH	3.2	147,847	1941	6,270,000	385,477
Chemcore Austin	Austin	TX	2.9	40,662	1982	5,580,000	334,980
ATG Precision Canton	Canton	MI	2.7	55,118	1994	5,300,000	330,031
Polartec	Cleveland	TN	2.6	175,306	1986	5,100,000	315,916
Design Cabinetry TGK	Rockledge	FL	2.5	92,367	1998	4,900,000	315,403
LMI Aerospace - 3030 N. Highway 94	Saint Charles	MO	2.5	91,363	1966, 2000	4,800,000	381,088
Custom Extrusions Rome	Rome	GA	2.4	151,693	1960	4,745,000	305,992
CECO - Indianapolis	Indianapolis	IN	2.1	66,000	1971	4,100,000	238,527
LMI Aerospace - 3600 Mueller	Saint Charles	MO	2.1	62,712	1973, 1989	4,100,000	276,188
Cast Aluminum Solutions	Batavia	IL	1.9	59,719	1988	3,780,000	223,758
Pyramyd Air	Solon	OH	1.9	70,867	1970	3,720,000	225,793
Workstream	Fairfield	OH	1.8	76,893	1973, 1988	3,540,000	218,006
BlueLinx Corporation Little Rock	North Little Rock	AR	1.4	82,959	1971	2,750,000	178,691
Techniks	Indianapolis	IN	1.4	40,418	2005	2,800,000	165,198
BlueLinx Corporation Gulfport	Long Beach	MS	1.3	88,061	1965	2,475,000	173,603
Chemcore Elk Grove	Elk Grove Village	IL	1.3	25,576	1966	2,475,000	155,301
Total Plastics	Wyoming	MI	1.2	44,033	1999	2,410,000	160,445
Design Cabinetry Barnes	Rockledge	FL	0.6	21,572	1987	1,165,000	75,184
Total			100.0%	3,585,623		$194,670,000	$12,440,535

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: U.S. Industrial portfolio v

The following table presents certain information relating to the major tenants for the U.S. Industrial Portfolio V Properties:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name(1)	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Sherwood Food Distributors, LLC	NR / NR / NR	345,009	9.6%	$1,524,720	10.7%	$4.42	3/31/2032	2, 5-year options
Techniplas, LLC / Nyloncraft, Inc.	NR / NR / NR	322,837	9.0	1,206,774	8.5	3.74	12/31/2032	None
Executive Cabinetry, LLC / Designer’s Choice Cabinetry, LLC	NR / NR / NR	319,851	8.9	1,109,197	7.8	3.47	8/31/2036	None
BlueLinx Corporation(3)	NR / NR / NR	307,187	8.6	1,076,003	7.6	3.50	Various	None
Owens Corning Foam Insulation, LLC	BBB- / Ba1 / BBB	222,900	6.2	975,844	6.9	4.38	3/31/2031	2, 5-year options
Dirksen Screw Products Co. / ATG Precision Products, LLC	NR / NR / NR	136,085	3.8	943,883	6.6	6.94	Various(4)	2, 5-year options
HDT Expeditionary Systems, Inc.	NR / NR / NR	260,366	7.3	893,819	6.3	3.43	12/31/2031	None
Sterling Jewelers, Inc.	NR / NR / NR	134,565	3.8	848,710	6.0	6.31	2/29/2032	3, 5-year options
Leonard’s Metal, Inc.	NR / NR / NR	154,075	4.3	744,175	5.2	4.83	10/31/2030	2, 5-year options
Metalex Corporation	NR / NR / NR	155,799	4.3	613,828	4.3	3.94	4/30/2032	None
Ten Largest Tenants		2,358,674	65.8%	$9,936,953	70.0%	$4.21
Remaining Tenants		1,226,949	34.2	4,262,750	30.0	3.47
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Totals / Wtd. Avg. Tenants		3,585,623	100.0%	$14,199,704	100.0%	$3.96

(1)	Where multiple tenants are listed, their leases are guaranteed by the same entity.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	BlueLinx Corporation acquired Cedar Creek, LLC and leases 219,126 SF of industrial space scheduled to expire on June 30, 2031 and 88,061 SF of industrial space scheduled to expire on May 31, 2031.
(4)

Dirksen Screw Products Co. leases 80,967 SF of industrial space scheduled to expire on April 30, 2033 and ATG Precision Products, LLC leases 55,118 SF of industrial space scheduled to expire on February 28, 2033.

The following table presents certain information relating to the lease rollover schedule for the U.S. Industrial Portfolio V Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$ 0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	0	0.0	0.0%	0	0.0	0.00	0
2030	543,228	15.2	15.2%	1,843,563	13.0	3.39	5
2031	850,172	23.7	38.9%	3,214,889	22.6	3.78	6
2032	1,024,448	28.6	67.4%	4,765,965	33.6	4.65	7
2033	427,007	11.9	79.3%	1,885,145	13.3	4.41	5
2034	0	0.0	79.3%	0	0.0	0.00	0
2035	0	0.0	79.3%	0	0.0	0.00	0
2036	319,851	8.9	88.3%	1,109,197	7.8	3.47	3
2037	147,760	4.1	92.4%	522,844	3.7	3.54	2
2038	273,157	7.6	100.0%	858,100	6.0	3.14	2
2039	0	0.0	100.0%	0	0.0	0.00	0
2040 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total	3,585,623	100.0%		$14,199,704	100.0%	$3.96	30

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: U.S. Industrial portfolio v

The following table presents certain information relating to historical occupancy for the U.S. Industrial Portfolio V Properties:

Historical Leased %(1)

As of 11/6/2019
100.0%

(1)	The U.S. Industrial Portfolio V Properties were acquired in 2019 and no historical occupancy figures were available.

■	Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow for the U.S. Industrial Portfolio V Properties:

Cash Flow Analysis(1)(2)

	Underwritten(3)(4)	Underwritten $ per SF
Base Rental Revenue	$14,291,882	$3.99
Reimbursement Revenue	246,043	0.07
Gross Revenue	$14,537,924	$4.05
Vacancy Loss	(842,200)	(0.23)
Effective Gross Revenue	$13,695,724	$3.82

Expenses	$0	$0.00
Management Fee	273,914	0.08
Total Operating Expenses	$273,914	$0.08

Net Operating Income	$13,421,810	$3.74
TI/LC	622,712	0.17
Replacement Reserves	358,562	0.10
Net Cash Flow	$12,440,535	$3.47

Occupancy	100.0%
NOI Debt Yield(5)	10.3%
NCF DSCR(5)	2.49x

(1)

Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	The U.S. Industrial Portfolio V Properties were acquired in 2019 and no historical financials were available.
(3)	Underwritten cash flow based on contractual rents as of November 6, 2019 and contractual rent steps ($92,178) through June 30, 2020.
(4)	Underwritten cash flow assumes market vacancy for the submarkets in which the properties are located.
(5)	Calculated based on the aggregate outstanding balance of the U.S. Industrial Portfolio V Loan Combination.

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Appraisals.  According to the appraisals, the U.S. Industrial Portfolio V Properties had an aggregate “as-is” portfolio appraised value, inclusive of an approximately 4.02% portfolio premium, of $202,500,000 as of June 1, 2019. The aggregate “as-is” value of the U.S. Industrial Portfolio V Properties without the portfolio premium is $194,670,000.

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Environmental Matters.  The Phase I environmental reports, dated between May 22, 2019 and May 28, 2019, identified several recognized environmental conditions at the U.S. Industrial Portfolio V Properties identified as Sherwood Foods Cleveland, Hunter Defense Tech, Gem City, Workstream, and LMI Aerospace – 3030 N. Highway 94, which were generally related to past and present industrial uses of such U.S. Industrial Portfolio V Properties.  See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus for more information.

■	Market Overview and Competition. The U.S. Industrial Portfolio V Properties consists of 30 properties in 15 states. The following highlights the five largest markets by allocated purchase price:

Cleveland Industrial Market (16.5% of allocated loan amount): The Cleveland Industrial Market has 552.3 million square feet of space, with vacancy of 3.5%. The Cleveland Industrial Market currently has 3.6 million square feet of industrial real estate under construction and absorbed 3.2 million net square feet as of YE 2018. The appraisal concluded $4.00 per SF Industrial market rents in Cleveland, Ohio (Sherwood Foods).

Akron Industrial Market (12.9% of allocated loan amount): The Canton/Akron Industrial Market has 69.4 million square feet of space, and vacancy of 3.4%. The Akron Industrial Market currently has 0.2 million square feet of industrial real estate under construction and absorbed 0.34 million net square feet as of YE 2018. The appraisal concluded $6.00 per SF industrial market rents in Baberton, Ohio (Sterling Jewelers).

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: U.S. Industrial portfolio v

Cincinnati Industrial Market (8.1% of allocated loan amount): The Cincinnati Industrial Market has 326.5 million square feet of space, and vacancy of 3.1%. The Cincinnati Industrial Market currently has 6.05 million square feet of industrial real estate under construction and absorbed 5.97 million net square feet as of YE 2018. The appraisal concluded $3.50 per SF Industrial market rents in Fairfield, Ohio (Workstream) and Florence, Kentucky (Hunter Defense Tech).

Chicago Industrial Market (7.5% of allocated loan amount): The Chicago Industrial Market has 1,307.7 million square feet of space, and vacancy of 5.9%. The Chicago Industrial Market currently has 20.1 million square feet of industrial real estate under construction and absorbed 15.8 million net square feet as of YE 2018. The appraisal concluded $6.85 per SF Industrial market rents in Elk Grove Village, Illinois (Chemcore Elk Grove) and $3.85 per SF NNN in Libertyville, Illinois (Metalex).

Detroit Industrial Market (6.6% of allocated loan amount): The Detroit Industrial Market has 653.3 million square feet of space, and vacancy of 3.0%. The Detroit Industrial Market currently has 5.2 million square feet of industrial real estate under construction and absorbed 6.9 million net square feet as of YE 2018. The appraisal concluded $6.75 per SF Industrial market rents in Canton, Michigan (Dirksen Screws Canton) and $6.50 per SF in Shelby, Michigan (Dirksen Screws Shelby).

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The Borrower.  The borrower is SC USIP30P Property Company, LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the U.S. Industrial Portfolio V Loan Combination. The non-recourse carveout guarantors under the U.S. Industrial Portfolio V Loan Combination are, collectively, jointly and severally, Michael Brennan, Robert G. Vanecko, Scott D. McKibben, Samuel A. Mandarino, Eduardo E. Paneque, Brad S. O’Halloran, Allen H. Crosswell and W. Troy MacMane, each a natural person, and Greenwood Holding Company, LLC, a Delaware limited liability company.

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Escrows. On the origination date, the borrower funded (i) a deferred maintenance reserve in the amount of $194,450 relating to, among other things, repair of exterior walls and installation of a vapor depressurization system, and (ii) a capital expenditure reserve in the amount of $50,000.

On each due date the borrower is required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums during the next ensuing 12 months, unless, for so long as no event of default under the U.S. Industrial Portfolio V Loan Combination or U.S. Industrial Portfolio V Trigger Period is continuing, (i) in the case of taxes, one or more tenants are obligated to pay taxes directly and the borrower provides evidence that the payment has occurred prior to any delinquency, or if a tenant is required to pay taxes to the operating lessee and such amounts are received and retained in a lender-controlled account and the borrower provides evidence that payment by the operating lessee to the proper governmental authority has occurred prior to any delinquency, or (ii) in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents or a tenant is required to maintain insurance for the applicable property and such insurance (a) meets the applicable requirements under the loan documents, (b) names the lender as loss payee or additional insured, as applicable, and (c) the lender has received reasonable acceptable evidence that such insurance is in full force and effect.

On each due date during the continuance of a U.S. Industrial Portfolio V Trigger Period, the borrower is required to fund certain reserve accounts including: (i) a tenant improvements and leasing commissions reserve in an amount equal to one-twelfth of $0.25 per SF of the then current SF capped at $0.75 per SF of the then current SF and (ii) a capital expenditure reserve in an amount equal to one-twelfth of $0.10 per SF of the then current SF capped at $0.20 per SF of the then current SF.

On each due date during the continuance of a U.S. Industrial Portfolio V Lease Reserve Period, the borrower is required to fund certain reserve accounts including: (i) a tenant improvements and leasing commissions reserve in an amount equal to one-twelfth of $2.00 per SF of the then current SF of each U.S. Industrial Portfolio V Property subject to a U.S. Industrial Portfolio V Lease Reserve Period capped at $6.00 per SF of the then current SF of each U.S. Industrial Portfolio V Property subject to a U.S. Industrial Portfolio V Lease Reserve Period and (ii) a capital expenditure reserve in an amount equal to one-twelfth of $0.10 per SF of the then current SF of each U.S. Industrial Portfolio V Property subject to a U.S. Industrial Portfolio V Lease Reserve Period capped at $0.30 per SF of the then current SF of each U.S. Industrial Portfolio V Property subject to a U.S. Industrial Portfolio V Lease Reserve Period.

In addition, on each due date during the continuance of an U.S. Industrial Portfolio V Trigger Period or event of default, the related loan documents require an excess cash reserve as discussed under “—Lockbox and Cash Management” below.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: U.S. Industrial portfolio v

A “U.S. Industrial Portfolio V Trigger Period” means (i) each period that commences when debt service coverage ratio, determined as of the first day of any fiscal quarter, is less than 1.45x and concludes when debt service coverage ratio, determined as of the first day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 1.45x and (ii) the period commencing upon the borrower’s failure to deliver required monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other U.S. Industrial Portfolio V Trigger Period is ongoing. The borrower is permitted to cure or terminate a U.S. Industrial Portfolio V Trigger Period by delivering a letter of credit or a cash deposit in an amount that would result in a debt service coverage ratio that exceeds 1.45x (so long as the aggregate notional amount of all outstanding letters of credit do not exceed 10% of the balance of the U.S. Industrial Portfolio V Loan Combination) or, after the second anniversary of the securitization Closing Date, defeasing a portion of the U.S. Industrial Portfolio V Loan Combination in amount that would cause debt service coverage ratio to equal or exceed 1.45x.

A “U.S. Industrial Portfolio V Lease Reserve Period” means, with respect to any U.S. Industrial Portfolio V Property, any period during which any tenant at such U.S. Industrial Portfolio V Property (x) is in default under its lease beyond all applicable grace, notice and cure periods, (y) has ceased operations at its leased premises or gone dark or (z) has failed to renew its lease by the earlier of (i) the termination of the renewal option period under its lease and (ii) six months prior to the expiration date of its lease.

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Lockbox and Cash Management.  The U.S. Industrial Portfolio V Loan Combination is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account.  In addition, the borrower is required to cause all cash revenues relating to the U.S. Industrial Portfolio V Properties and all other money received by the borrower, guarantors, a master lease party or the property manager with respect to the U.S. Industrial Portfolio V Properties (other than tenant security deposits required to be held in escrow accounts) be deposited into such lockbox account or a lender-controlled cash management account within one business day of receipt. On each business day that no U.S. Industrial Portfolio V Trigger Period or event of default under the U.S. Industrial Portfolio V Loan Combination is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a U.S. Industrial Portfolio V Trigger Period or event of default under the U.S. Industrial Portfolio V Loan Combination, all funds in the lockbox account are required to be swept into the cash management account.  During the continuance of a U.S. Industrial Portfolio V Trigger Period or, at the lender’s discretion, during the continuance of an event of default under the U.S. Industrial Portfolio V Loan Combination, all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses are required to be reserved as additional collateral for the U.S. Industrial Portfolio V Loan Combination.

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Master Lease.  The mortgage loan was structured with a master lease to be a Shari’ah compliant loan. Title to the related U.S. Industrial Portfolio V Properties is held by wholly-owned single purpose subsidiaries of the borrower (the “Property Owners”), who master lease each related U.S. Industrial Portfolio V Property to a single-purpose master lessee (the “Master Lessees”), which is indirectly owned by certain investors. The rent payable pursuant to the master lease is intended to cover the debt service payments required under the U.S. Industrial Portfolio V Loan Combination, as well as reserve payments and any other sums due under the U.S. Industrial Portfolio V Loan Combination. At origination, the lender received a fee mortgage from each Property Owner on its interest in the applicable U.S. Industrial Portfolio V Property. The lender also secured a full subordination of the master lease and related operating lease. See “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans—Shari’ah Compliant Loans” in the Preliminary Prospectus.

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Operating Lease.  An affiliate of the non-recourse carveout guarantor, SC USIP30P Operating Company, LLC (“Operating Lessee”), a Delaware limited liability company, leases the U.S. Industrial Portfolio V Properties from the Master Lessees pursuant to a sublease agreement (the “Operating Lease”). The Operating Lessee, in turn, sub sub-leases the U.S. Industrial Portfolio V Properties to end-user tenants. The Operating Lease is subordinate to the lien of the mortgages and the Operating Lease and the rent due thereunder are pledged to the lender as additional collateral for the U.S. Industrial Portfolio V Loan Combination. Upon foreclosure, the lender may terminate the Operating Lease and the Master Lease at its sole option without the payment of any termination fee and, pursuant to subordination non-disturbance and attornment agreements with each of the end-user tenants, can enter into a direct lease with such end-user tenants at the U.S. Industrial Portfolio V Properties.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: U.S. Industrial portfolio v

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Property Management.  The U.S. Industrial Portfolio V Properties are currently managed by Brennan Management, LLC, an affiliate of the borrower sponsor, pursuant to a management agreement. Under the related loan documents, the U.S. Industrial Portfolio V Properties are required to remain managed by Brennan Management, LLC, Brennan Investment Group, LLC (or any of its affiliates) or any other management company reasonably approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to terminate, or require the borrower, its subsidiaries or the parties to the Master Lease to terminate, the property manager and replace with a property manager selected by the borrower (or selected by the lender in the event of an event of default under the U.S. Industrial Portfolio V Loan Combination or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction), subject to the lender’s reasonable approval, (i) during the continuance of an event of default under the U.S. Industrial Portfolio V Loan Combination, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable grace, notice and cure periods, (iv) if the property manager files for or is the subject of a petition in bankruptcy, or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes a general assignment for the benefit of its creditors or is adjudicated insolvent.

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Release of Collateral. Provided no event of default under the U.S. Industrial Portfolio V Loan Combination has occurred and is continuing, the borrower has the right at any time after the second anniversary of the securitization Closing Date to obtain the release of one or more of the U.S. Industrial Portfolio V Properties subject to the satisfaction of certain conditions, including, among others: (i) delivery of defeasance collateral in an amount equal to the U.S. Industrial Portfolio V Release Percentage of the allocated loan amount of the individual U.S. Industrial Portfolio V Properties, (ii) after giving effect to such release, the debt yield (calculated in accordance with the related loan documents) for the trailing 12-month period ending on the last day of a fiscal quarter, recalculated to include only income and expense attributable to the portion of the U.S. Industrial Portfolio V Properties remaining after the contemplated release and to exclude the interest expense on the aggregate amount defeased in connection with such release, is equal to or greater than the greater of (x) 10.9% and (y) the debt yield immediately prior to such release, (iii) delivery of a Rating Agency Confirmation, and (iv) compliance with REMIC requirements.

With respect to the U.S. Industrial Portfolio V Property located in Solon, Ohio, the borrower and the guarantors are required to either (i) obtain an easement or license to allow for egress to a nearby parkway or (ii) reconfigure the parking lot to allow for vehicular egress to a nearby parkway.  If the borrower and the guarantors fail to do so within three years of the origination date, then they will be required to obtain the release of such U.S. Industrial Portfolio V Property by partial defeasance described above.

In addition, the borrower has the right at any time to obtain the release of a bicycle path parcel or an approximately 2.6-acre parcel at one of the U.S. Industrial Portfolio V Properties, subject to the satisfaction of certain conditions, including, among others: (i) delivery of a Rating Agency Confirmation and (ii) compliance with REMIC requirements.

The “U.S. Industrial Portfolio V Release Percentage” means (i) for so long as the outstanding principal balance of the U.S. Industrial Portfolio V Loan Combination is equal to or greater than $110,804,300, 110%, (ii) for so long as the outstanding principal balance of the U.S. Industrial Portfolio V Loan Combination is both (a) less than $110,804,300 and (b) equal to or greater than $91,250,600, 115%, and (iii) for so long as the outstanding principal balance of the U.S. Industrial Portfolio V Loan Combination is less than $91,250,600, 120%; provided that, if the borrower and the guarantors are required to obtain the release of the U.S. Industrial Portfolio V Property located in Solon, Ohio as described above, the U.S. Industrial Portfolio V Release Percentage for such property will be 100%.

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Mezzanine or Secured Subordinate Indebtedness. Provided no event of default under the U.S. Industrial Portfolio V Loan Combination, the loan documents permit future mezzanine financing, subject to satisfaction of certain conditions, including, among others (i) execution of an intercreditor agreement reasonably acceptable to the lender, (ii) the mezzanine loan and the U.S. Industrial Portfolio V Loan Combination have a combined loan-to-value ratio (as calculated under the loan documents) of no greater than 61.2%, (iii) the debt service coverage ratio (as calculated under the loan documents and taking into account the mezzanine loan and the U.S. Industrial Portfolio V Loan Combination) is at least 2.98x, (iv) the debt yield (as calculated under the loan documents and taking into account the mezzanine loan and the U.S. Industrial Portfolio V Loan Combination) is at least 11.45%, (v) delivery of a Rating Agency Confirmation and (vi) if the mezzanine debt bears a floating rate of interest, execution of an interest rate cap agreement from a counterparty acceptable to the lender in its reasonable discretion. In addition, Goldman Sachs Bank USA or its designee has a right of first refusal to provide such mezzanine debt. See “Description of the Mortgage Pool—Additional Indebtedness—Permitted Mezzanine Debt” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #9: U.S. Industrial portfolio v

■

Terrorism Insurance.  The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the U.S. Industrial Portfolio V Properties, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of insurance premiums payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: The Promenade at Sacramento

T·J·maxx
Michaels
BIG 5

DAISO
DAISO

BARNES & NOBLE
BOOKSELLERS

BEST BUY

BARNES & NOBLE
BOOKSELLERS
OLD NAVY
3581

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: The Promenade at Sacramento

TOKYO STEAK HOUSE
ONEMAIN FINANCIAL
SWEATY SHELLY LLC
DAISO
BARNES NOBLE
OLD NAVY
ULTA
TARGET
BED BATH & BEYOND
T·J·maxx
Michaels
FIVE STAR NAILS
JC USA, INC.
GOT A GIG MUSIC
ASHLEY HOMESTORE
Panera BREAD
PANDA EXPRESS
PACIFIC DENTAL SERVICES
verizon
Bank of America
N. FREEWAY BLVD
GATEWAY PARK BOULEVARD
BEST BUY
Logan's ROADHOUSE
80
Anchor
Inline
Vacant
Not Part of Collateral
N

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: The Promenade at Sacramento

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: The Promenade at Sacramento

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CREFI
Location (City/State)	Sacramento, California	Cut-off Date Balance		$37,500,000
Property Type	Retail	Cut-off Date Balance per SF(1)		$132.35
Size (SF)	283,341	Percentage of Initial Pool Balance		4.0%
Total Occupancy as of 08/23/2019	93.8%	Number of Related Mortgage Loans		NAP
Owned Occupancy as of 08/23/2019	93.8%	Type of Security		Fee Simple
Year Built / Latest Renovation	2005 / NAP	Mortgage Rate		3.8900%
Appraised Value	$56,080,000	Original Term to Maturity (Months)		60
Appraisal Date	08/16/2019	Original Amortization Term (Months)		NAP
Borrower Sponsor	Fairbourne Partners, LLC	Original Interest Only Period (Months)		60
Property Management	Fairbourne Properties, LLC	First Payment Date		11/6/2019
		Maturity Date		10/6/2024

Underwritten Revenues	$6,568,138
Underwritten Expenses	$2,341,250	Escrows(2)
Underwritten Net Operating Income (NOI)	$4,226,888		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,859,014	Taxes	$481,326	$68,761
Cut-off Date LTV Ratio(1)	66.9%	Insurance	$50,197	$8,366
Maturity Date LTV Ratio(1)	66.9%	Replacement Reserve(3)	$0	$3,542
DSCR Based on Underwritten NOI / NCF(1)	2.86x / 2.61x	TI/LC	$150,000	$27,114
Debt Yield Based on Underwritten NOI / NCF(1)	11.3% / 10.3%	Other(4)	$704,926	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$37,500,000	64.4%	Purchase Price	$56,041,636	96.2%
Sponsor Equity	19,827,302	34.0	Upfront Reserves	1,386,450	2.4
Other Sources	906,653	1.6	Origination Costs	805,870	1.4
Total Sources	$58,233,956	100.0%	Total Uses	$58,233,956	100.0%

(1)	Calculated based on the aggregate outstanding balance as of the cut-off date of The Promenade at Sacramento Loan Combination.

(2)	See ““—Escrows” below.

(3)	The Replacement Reserve is subject to a cap of $127,503.

(4)	The Upfront Other reserve consists of (i) $580,192 for unfunded obligations related to outstanding tenant improvements and leasing commissions for the Boot Barn, Jenny Craig and Pacific Dental leases and (ii) $124,734 for gap rent and reimbursements related to the Boot Barn lease. See “—Escrows” below.

■	The Mortgage Loan The mortgage loan (the “Promenade at Sacramento Loan”) is evidenced by a note in the original principal amount of $37,500,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a 283,341 SF anchored retail shopping center located in Sacramento, California (the “Promenade at Sacramento Property”). The Promenade at Sacramento Loan was originated by CREFI on September 27, 2019. The Promenade at Sacramento Loan has an outstanding principal balance as of the Cut-off Date of $37,500,000 and an interest rate of 3.89000% per annum. The Promenade at Sacramento Loan represents approximately 4.0% of the Initial Pool Balance. The proceeds of the Promenade at Sacramento Loan along with approximately $19.8 million of new cash contribution were primarily used to acquire the Promenade at Sacramento Property, fund upfront reserves and pay closing costs.

The Promenade at Sacramento Loan had an initial term of 60 months and has a remaining term of 59 months as of the Cut-off Date. The Promenade at Sacramento Loan requires payments of interest only for the entire term. The scheduled maturity date of the Promenade at Sacramento Loan is the due date in October 2024. Voluntary prepayment of the Promenade at Sacramento Loan is permitted on or after July 6, 2024 without payment of any prepayment premium. Provided no event of default under the Promenade at Sacramento Loan documents is continuing, defeasance of the Promenade at Sacramento Loan with direct, non-callable obligations of the United States of America or other obligations which are “government securities” permitted under the loan documents is permitted at any time after the second anniversary of the earlier to occur of (i) the 3rd anniversary of the closing date and (ii) the last securitization closing date involving any portion of or interest in the loan.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: The Promenade at Sacramento

■	The Mortgaged Property The Promenade at Sacramento Property is a 6-building, 283,341 SF anchored retail center located in Sacramento, California. The Promenade at Sacramento Property was constructed in 2005 on an approximately 31.77 acre site with 1,500 surface parking spaces, resulting in a parking ratio of approximately 5.29 spaces per 1,000 SF. As of August 23, 2019, The Promenade at Sacramento Property was approximately 93.8% occupied by 25 tenants including anchors Best Buy, Michaels, Old Navy, TJ Maxx, and Barnes & Noble.

The property is split into two sites, North Promenade and South Promenade, which are located across from each other along North Freeway Boulevard and is shadow anchored by Target, Ashley Furniture, and Burlington Coat Factory. Surrounding the property is another center with stores such as The Home Depot, Walmart, Ross and Starbucks.

The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at The Promenade at Sacramento Property:

Largest Five Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Best Buy	BBB / Baa1/ BBB	30,211	10.7%	$438,060	9.0%	$14.50	3/31/2022	3, 5-year options
Michaels	NR / NR / BB-	23,454	8.3	433,899	8.9	18.50	3/31/2029	4, 5-year options
Old Navy	NR / Baa2 / BB+	18,800	6.6	386,716	8.0	20.57	3/31/2021	1, 5-year option
TJ Maxx	NR / A2 / A+	21,000	7.4	333,375	6.9	15.88	11/30/2028	3, 5-year options
Barnes & Noble	NR / NR / NR	26,000	9.2	302,500	6.2	11.63	1/31/2021	2, 5-year options
Largest Owned Tenants		119,465	42.2%	$1,894,549	39.0%	$15.86
Remaining Tenant Total		146,196	51.6%	$2,960,388	61.0%	20.25
Vacant		17,680	6.2	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		283,341	100.0%	$4,854,937	100.0%	$18.27

(1)	Based on the underwritten rent roll dated August 23, 2019.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include $40,884 of contractual rent steps through August 2020 and $7,875 which represents the straight line average of rent steps for TJ Maxx.

The following table presents certain information relating to the lease rollover schedule at the Promenade at Sacramento Property, based on initial lease expiration dates:

Lease Expiration Schedule (1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(2)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	10,602	3.7	3.7%	339,507	7.0	$32.02	3
2021	75,583	26.7	30.4%	1,360,201	28.0	$18.00	6
2022	63,914	22.6	53.0%	897,301	18.5	$14.04	4
2023	5,943	2.1	55.1%	162,299	3.3	$27.31	3
2024	1,397	0.5	55.6%	34,534	0.7	$24.72	1
2025	10,006	3.5	59.1%	286,172	5.9	$28.60	1
2026	21,811	7.7	66.8%	420,160	8.7	$19.26	2
2027	8,261	2.9	69.7%	190,003	3.9	$23.00	1
2028	24,699	8.7	78.4%	470,978	9.7	$19.07	2
2029	23,454	8.3	86.7%	433,899	8.9	$18.50	1
2030 & Thereafter	19,991	7.1	93.8%	259,883	5.4	$13.00	1
Vacant	17,680	6.2	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	283,341	100.0%		$4,854,937	100.0%	$18.27	25

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.

(2)	UW Base Rent, % of Total UW Base Rent and UW Base Rent $ per SF include $40,884 of contractual rent steps through August 2020 and $7,875 which represents the straight line average of rent steps for TJ Maxx.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: The Promenade at Sacramento

The following table presents certain information relating to historical leasing at the Promenade at Sacramento Property:

Historical Leased %(1)

2016	2017	2018	As of 8/23/2019 (2)
80.0%	68.0%	81.5%	93.8%

(1)	Represents the average annual occupancy as of December 31 for each respective year unless otherwise indicated.

(2)	Based on the underwritten rent roll dated August 23, 2019.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Promenade at Sacramento Property:

Cash Flow Analysis (1)

	2016	2017	2018	TTM 07/31/2019	Underwritten	Underwritten $ per SF
In-Place Base Rent	$4,825,215	$3,745,768	$3,651,957	$3,910,853	$4,814,053	$16.99
Contractual Rent Steps(2)	0	0	0	0	40,884	0.14
Vacant Income	0	0	0	0	518,293	1.83
Reimbursements	1,596,684	1,416,275	1,314,589	1,449,810	1,708,701	6.03
Vacancy & Credit Loss(3)	($163,395)	($106,624)	$0	$0	($518,293)	($1.83)
Other Income	9,798	8,324	13,082	21,312	4,500	0.02
Effective Gross Income	$6,268,302	$5,063,743	$4,979,627	$5,381,975	$6,568,138	$23.18

Real Estate Taxes	$876,434	$853,990	$635,626	$681,164	$825,130	$2.91
Insurance	141,603	128,552	125,508	127,460	95,614	0.34
Utilities	249,656	276,950	271,377	289,343	289,343	1.02
Repairs & Maintenance	214,497	245,923	236,526	208,833	226,445	0.80
Management Fee	79,142	66,562	71,726	73,646	197,044	0.70
Other Operating Expenses	615,195	693,953	696,134	716,860	707,674	2.50
Total Operating Expenses	$2,176,527	$2,265,930	$2,036,895	$2,097,306	$2,341,250	$8.26

Net Operating Income	$4,091,774	$2,797,813	$2,942,732	$3,284,669	$4,226,888	$14.92
Tenant Improvements	0	0	0	0	325,373	1.15
Leasing Commissions	0	0	0	0	0	0.00
Replacement Reserves	0	0	0	0	42,501	0.15
Net Cash Flow	$4,091,774	$2,797,813	$2,942,732	$3,284,669	$3,859,014	$13.62

Occupancy	80.0%	68.0%	81.5%	NAP	92.7%
NOI Debt Yield	10.9%	7.5%	7.8%	8.8%	11.3%
NCF DSCR	2.77	1.89	1.99	2.22	2.61

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Contractual Rent Steps include $40,884 of contractual rent steps through August 2020 and $7,875 which represents the straight line average of rent steps for TJ Maxx.

(3)	Represents an underwritten economic vacancy of 7.3%.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: The Promenade at Sacramento

■	Appraisal. According to the appraisal, the Promenade at Sacramento Property had an “as-is” appraised value of $56,080,000 as of August 16, 2019.

Appraisal Approach	“As-Is” Value	Discount Rate	Capitalization Rate
Direct Capitalization Approach	$56,910,000	N/Ax	7.25%
Discounted Cash Flow Approach	$56,080,000	8.75%	8.00%(1)

(1)	Represents the terminal cap rate.

■	Environmental Matters. According to the Phase I environmental report dated June 17, 2019, there are no recognized environmental conditions or recommendations for further action at The Promenade at Sacramento Property.

■	Market Overview and Competition. The Promenade at Sacramento Property is located at 3521, 3551, 3571, 3611, 3635 & 3668 North Freeway Boulevard in Sacramento, California within the Sacramento--Arden--Arcade--Roseville, CA metropolitan statistical area (the “Sacramento MSA”). According to the U.S. Census Bureau, the Sacramento MSA had a population of approximately 2.3 million as of year-end 2018. The Promenade at Sacramento Property is located in a prominent retail location at the intersection of Tuxel Road and Interstate 80 in the high growth Natomas neighborhood of Sacramento, approximately 5.7 miles north of Sacramento and approximately 7.1 miles south of the Sacramento International Airport. Top employers in the Sacramento MSA include healthcare companies such as Kaiser Permanente, Sutter Health and Dignity Health, as well as companies in other industries such as Intel Corp, Raley’s Inc. and Apple.

According to a third party report, 2019 estimated population within a one-, three- and five-mile radius of The Promenade at Sacramento Property is approximately 13,063, 123,690 and 239,323, respectively and median household income within a one-, three- and five-mile radius is $76,486, $95,468 and $81,342, respectively. As of October 2018, the Sacramento MSA had an unemployment rate of 3.7%.

According to a third party report, The Promenade at Sacramento Property is located within the Sacramento Retail market within the Sacramento MSA, which contained a total of approximately 107.1 million SF of retail inventory, had a vacancy rate of 6.1% and had asking rents of $1.36 per SF as of the second quarter 2019. According to a third party report, The Promenade at Sacramento Property is located within the Natomas Retail submarket. The submarket had 3.9 million SF of retail inventory, had a vacancy rate of 5.0% and had asking rents of $1.54 per SF as of the second quarter 2019. As of second quarter 2019 the Natomas retail submarket reported positive net absorption of 10,478 SF.

■	The Borrower. The borrower is FHS Promenade, LLC, a single-purpose, single-asset entity with one independent director. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Promenade at Sacramento Loan. The non-recourse carve-out guarantor and borrower sponsor of The Promenade at Sacramento Loan is Fairbourne Partners, LLC, a Delaware limited liability company. Fairbourne Properties, LLC is 100% owned by Fairbourne Partners, LLC.

Fairbourne Properties, LLC is a full service real estate investment and property management company focusing on acquiring, managing and asset managing office, retail, and mixed-use properties throughout the United States. Headquartered in Chicago, the firm’s operations are led by David W. Harvey, Vivian Fields, Zoran Urosevic, and George Manojlovic each with more than 20 years of commercial real estate investment and operations experience.

■	Escrows. On the origination date of the Promenade at Sacramento Loan, the borrower funded escrow reserves of (i) $481,326 for real estate taxes, (ii) $50,197 for insurance premiums, (iii) $150,000 for tenant improvement and leasing commissions, and (iv) $704,926 for unfunded obligations related to outstanding tenant improvements and leasing commissions and gap rent at the Promenade at Sacramento Property.

On each due date, the borrower is required to fund the following reserves with respect to the Promenade at Sacramento Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding 12-month period (initially estimated to be $68,761 per month), (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding 12-month period (initially estimated to be $8,366 per month), (iii) a replacement reserve in an amount equal to $3,542, subject to a cap of $127,503 and (iv) a tenant improvements and leasing commission reserve in an amount equal to $27,114.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #10: The Promenade at Sacramento

■	Lockbox and Cash Management. The Promenade at Sacramento Loan is structured with a springing lockbox and springing cash management. During the continuance of a Promenade at Sacramento Trigger Period (as defined below), the borrower is required under the Promenade at Sacramento Loan documents to send tenant direction letters to all tenants of the Promenade at Sacramento Property instructing them to deposit all rents and other payments into the lockbox account controlled by the lender, and any funds received by the borrower or the property manager are required to be immediately deposited in the lockbox account. During a Promenade at Sacramento Trigger Period, all funds in the lockbox account are required to be transferred on each business day into a cash management account established for the sole and exclusive benefit of the lender, and applied to all required payments and reserves as set forth in the Promenade at Sacramento Loan documents. Provided that no Promenade at Sacramento Trigger Period is continuing, excess cash in the cash management account is required to be disbursed to the borrower in accordance with the Promenade at Sacramento Loan documents. Upon the occurrence of an event of default under the Promenade at Sacramento Loan documents, funds may be applied in such order of priority as the lender may determine.

An “Promenade at Sacramento Trigger Period” means a period (A) commencing upon the earliest to occur of (i) an event of default under the Promenade at Sacramento Loan documents or (ii) the debt service coverage ratio being less than 1.60x (“DSCR Trigger Period”) and (B) expiring upon (y) with respect to a Promenade at Sacramento Trigger Period which commenced in connection with clause (i) above, the cure, if applicable, of such event of default, and (z) with respect to a Promenade at Sacramento Trigger Period which commenced in connection with clause (ii) above, the debt service coverage ratio being equal to or greater than 1.65x for two consecutive calendar quarters.

■	Property Management. The Promenade at Sacramento Property is currently managed by Fairbourne Properties, LLC, an affiliate of the borrower, pursuant to a management agreement. Under the Promenade at Sacramento Loan documents, the lender has the right, and has the right to direct the borrower, to terminate the property management agreement and replace the property manager if (i) the property manager becomes insolvent or a debtor in (x) an involuntary bankruptcy or insolvency proceeding not dismissed within 90 days or (y) any voluntary bankruptcy or insolvency proceeding; (ii) there exists an event of default under the Promenade at Sacramento Loan which remains uncured and is continuing; (iii) the property manager has engaged in gross negligence, fraud, willful misconduct or misappropriation of funds; or (iv) a default by the property manager under the property management agreement has occurred and is continuing beyond all applicable notice and cure periods. The borrower has the right to replace the property manager with a successor property manager pursuant to a new management agreement that is approved in writing by the lender (which approval may be conditioned on receipt of a rating agency confirmation from the applicable rating agencies).

■	Current Mezzanine or Subordinate Indebtedness. None.

■	Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain an “all-risk” insurance policy that provides coverage for terrorism in an amount equal to the full replacement cost of the Promenade at Sacramento Property, plus business interruption coverage in an amount equal to 100% of the projected gross income from the Promenade at Sacramento Property until the completion of restoration or the expiration of 18 months, with a six-month extended period of indemnity. The terrorism insurance is required to contain a deductible that is acceptable to the lender and is no greater than $25,000. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #11: 19100 Ridgewood

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	San Antonio, Texas	Cut-off Date Principal Balance(3)		$30,000,000
Property Type	Office	Cut-off Date Principal Balance per SF(2)		$226.53
Size (SF)	618,017	Percentage of Initial Pool Balance		3.2%
Total Occupancy as of 11/6/2019(1)	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 11/6/2019(1)	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2009 / NAP	Mortgage Rate		3.6500%
Appraised Value	$200,500,000	Original Term to Maturity (Months)		120
Appraisal Date	7/26/2019	Original Amortization Term (Months)		NAP
Borrower Sponsor	USRA Institutional Net Lease Fund III, LLC	Original Interest Only Period (Months)		120
Property Management	Tenant Managed	First Payment Date		10/6/2019
		Maturity Date		9/6/2029
Underwritten Revenues	$23,068,450
Underwritten Expenses	$9,270,507	Escrows
Underwritten Net Operating Income (NOI)	$13,797,943		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$12,561,909	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	69.8%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	69.8%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	2.66x / 2.42x	TI/LC	$0	$90,127
Debt Yield Based on Underwritten NOI / NCF(2)	9.9% / 9.0%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$140,000,000	70.5%	Purchase Price	$198,000,000	99.7%
Principal’s New Cash Contribution	58,553,293	29.5	Origination Costs	553,293	0.3

Total Sources	$198,553,293	100.0%	Total Uses	$198,553,293	100.0%

(1)	Total Occupancy and Owned Occupancy represent the percentage of area leased at the 19100 Ridgewood property.

(2)	Calculated based on the aggregate outstanding principal balance of the 19100 Ridgewood loan combination.

(3)	The Cut-off Date Balance of $30,000,000 represents the non-controlling note A-3 of the $140,000,000 19100 Ridgewood loan combination evidenced by four pari passu notes.

The table below summarizes the promissory notes that comprise the 19100 Ridgewood loan combination. The relationship between the holders of the 19100 Ridgewood loan combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Outside Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$55,000,000	$55,000,000	GSMS 2019-GC42	Yes
Note A-2	30,000,000	30,000,000	CGCMT 2019-GC43	No
Note A-3	35,000,000	35,000,000	GSMS 2019-GSA1	No
Note A-4	20,000,000	20,000,000	GS Bank(1)	No
Total	$140,000,000	$140,000,000

(1)	Expected to be contributed to one or more future securitization transactions.

The following table presents certain information relating to the major tenant at the 19100 Ridgewood property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent(2)	% of Total UW Base Rent	UW Base Rent $ per SF(2)	Lease Expiration	Renewal / Extension Options
Tenant(3)	BBB / Baa2 / BBB	618,017	100.0%	$13,566,650	100.0%	$21.95	5/31/2029	4, 5-year options
Totals / Wtd. Avg. Tenants		618,017	100.0%	$13,566,650	100.0%	$21.95

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	UW Base Rent and UW Base Rent $ per SF includes rent steps through August 31, 2020.

(3)	Tesoro, Inc (“Tenant”), a wholly owned subsidiary of Marathon Petroleum, subleases approximately 147,295 SF to EOG Resources at a base rent of approximately $30.00 per SF, expiring in January 2026 (subject to one renewal option). Tenant has also vacated approximately 84,000 SF over floors 10-12 and is in negotiations with the borrower sponsor to return such space in return for the tenant extending its lease at the 19100 Ridgewood Property. Tenant continues to pay rent on the vacated portion. We cannot assure you that this tenant will continue to pay rent as anticipated or at all.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #11: 19100 Ridgewood

The following table presents certain information relating to the lease rollover schedule at the 19100 Ridgewood property based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(1)	% of Total UW Base Rent	UW Base Rent $ per SF(1)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026(2)	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029	618,017	100.0	100.0%	13,566,650	100.0	21.95	1
2030 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	618,017	100.0%		$13,566,650	100.0%	$21.95	1

(1)	UW Base Rent and UW Base Rent $ per SF includes rent steps through August 31, 2020.

(2)	Tenant subleases approximately 147,295 SF to EOG Resources at a base rent of approximately $30.00 per SF, expiring in January 2026.

The following table presents certain information relating to historical leasing at the 19100 Ridgewood property:

Historical Leased %(1)

2016	2017	2018	As of 11/6/2019
100.0%	100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average leased rate for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 19100 Ridgewood property:

Cash Flow Analysis

	2016		2017		2018		TTM 6/30/2019		Underwritten(1)		Underwritten $ per SF(1)
Base Rental Revenue	$12,842,592		$13,003,124		$13,165,663		$13,247,523		$13,566,650		$21.95
Contractual Rent Steps	0		0		0		0		984,502		1.59
Total Reimbursement Revenue	0		0		0		0		9,270,507		15.00
Gross Revenue	12,842,592		13,003,124		13,165,663		13,247,523		23,821,658		38.55
Vacancy Loss	0		0		0		0		(753,209)		(1.22)
Effective Gross Revenue	$12,842,592		$13,003,124		$13,165,663		$13,247,523		$23,068,450		$37.33

Real Estate Taxes	$0		$0		$0		$0		$3,608,370		$5.84
Insurance	0		0		0		0		180,201		0.29
Utilities	0		0		0		0		1,721,286		2.79
Repairs & Maintenance	0		0		0		0		663,059		1.07
Janitorial	0		0		0		0		1,392,337		2.25
Management Fee	0		0		0		0		692,053		1.12
General and Administrative - Direct	0		0		0		0		538,650		0.87
Total Operating Expenses	$0		$0		$0		$0		$9,270,507		$15.00

Net Operating Income	$12,842,592		$13,003,124		$13,165,663		$13,247,523		$13,797,943		$22.33
Tenant Improvements	0		0		0		0		543,855		0.88
Leasing Commissions	0		0		0		0		537,675		0.87
Replacement Reserves	0		0		0		0		154,504		0.25
Net Cash Flow	$12,842,592		$13,003,124		$13,165,663		$13,247,523		$12,561,909		$20.33

Occupancy	100.0%		100.0%		100.0%		100.0%		100.0%
NOI Debt Yield(2)	9.2%		9.3%		9.4%		9.5%		9.0	x
NCF DSCR(2)	2.48	x	2.51	x	2.54	x	2.56	x	2.42	x

(1)	Underwritten cash flow based on in-place rents as of July 1, 2019, with contractual rent steps through August 31, 2020.

(2)	Calculated based on the aggregate outstanding principal balance of the 19100 Ridgewood loan combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #12: Market Street at Heath Brook

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Ocala, Florida	Cut-off Date Balance		$27,830,000
Property Type	Retail	Cut-off Date Balance per SF		$70.63
Size (SF)	394,044	Percentage of Initial Pool Balance		3.0%
Total Occupancy as of 7/10/2019(1)	83.4%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/10/2019(1)	83.4%	Type of Security		Fee Simple
Year Built / Latest Renovation	2008 / NAP	Mortgage Rate		3.5400%
Appraised Value	$42,700,000	Original Term to Maturity (Months)		120
Appraisal Date	7/30/2019	Original Amortization Term (Months)		360
Borrower Sponsors	Richard A. Margolis and Phillip A. Duke	Original Interest Only Period (Months)		36
Property Management	CP Retail Inc. and The Shopping Center Group, LLC	First Payment Date		11/6/2019
		Maturity Date		10/6/2029

Underwritten Revenues	$5,032,247
Underwritten Expenses	$1,965,129	Escrows
Underwritten Net Operating Income (NOI)	$3,067,118		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,843,964	Taxes	$253,290	$31,661
Cut-off Date LTV Ratio	65.2%	Insurance	$32,746	$10,240
Maturity Date LTV Ratio	55.7%	Replacement Reserve(2)	$0	$6,556
DSCR Based on Underwritten NOI / NCF	2.04x / 1.89x	TI/LC(3)	$1,400,000	$0
Debt Yield Based on Underwritten NOI / NCF	11.0% / 10.2%	Other(4)	$936,614	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$27,830,000	65.3%	Purchase Price	$39,750,000	93.2%
Sponsor Equity	14,805,527	34.7	Reserves	2,622,650	6.2
			Origination Costs	262,877	0.6

Total Sources	$42,635,527	100.0%	Total Uses	$42,635,527	100.0%

(1)	Total Occupancy and Owned Occupancy include three tenants: Marshalls (21,252 SF), Shuckin Shack (3,219 SF) and Eggs Up Grill (2,814 SF) that have executed leases but have not taken occupancy or begun paying rent. Marshalls has taken possession of its space and has begun paying rent but has not yet completed the build-out of its space. The build-out is expected to be completed in October 2019. We cannot assure you that this tenant will complete its build-out as anticipated or at all. Shuckin Shack and Eggs Up Grill are expected to take occupancy in December 2019 and begin paying rent in May 2020. We cannot assure you that these tenants will take occupancy or begin paying rent as anticipated or at all.

(2)	The replacement reserve is subject to a cap of $315,264.

(3)	The TI/LC reserve is subject to a cap of $1,400,000.

(4)	Other Upfront reserves consist of $11,110 for deferred maintenance for various tenants and $925,504 for an unfunded obligations reserve for Eggs Up Grill, Shuckin Shack and Marshalls.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #12: Market Street at Heath Brook

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Market Street at Heath Brook property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	UW Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Dick’s Sporting Goods	NR / NR / NR	52,000	13.2%	Yes	$188,603	$3.63	1/31/2024	$172	2.1%	3, 5-year options
Total Anchors		52,000	13.2%

Junior Anchors(3)
Barnes & Noble(4)	NR / NR / NR	27,228	6.9	Yes	$142,387	$5.23	3/31/2024	$174	3.0%	1, 5-year option
Great American Insurance	NR / NR / NR	25,668	6.5	Yes	$513,360	$20.00	8/31/2023	NA	NA	NA
Home Goods	NR / NR / NR	22,445	5.7	Yes	$219,343	$9.77	8/31/2027	NA	NA	4, 5-year options
Marshalls(5)	NR / NR / NR	21,252	5.4	Yes	$192,076	$9.04	9/30/2029	NA	NA	4, 5-year options
Truck Hero(6)	NR / NR / NR	18,723	4.8	Yes	$230,293	$12.30	6/1/2029	NA	NA	NA
Ocala Eye(7)	NR / NR / NR	18,600	4.7	Yes	$539,173	$28.99	9/30/2033	NA	NA	NA
DSW	NR / NR / NR	15,343	3.9	Yes	$126,753	$8.26	1/31/2022	$207	4.0%	2, 5-year options
Old Navy	NR / NR / NR	15,185	3.9	Yes	$107,540	$7.08	8/31/2023	$294	2.4%	NA
Ulta Cosmetics	NR / NR / NR	10,021	2.5	Yes	$210,606	$21.02	2/28/2030	NA	NA	2, 5-year options
Total Junior Anchors		174,465	44.3%

Occupied In-line(8)		95,351	24.2%	Yes	$2,330,547	$24.44
Occupied Outparcel		6,674	1.7	Yes	$181,388	$27.18
Vacant Owned Spaces		65,554	16.6	Yes	$0	$0.00
Total Owned SF		394,044	100.0%
Total SF		394,044	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenant sales per SF are as of July 31, 2019.

(3)	Occupied junior anchors include eight tenants.

(4)	Barnes & Noble has the ongoing right to terminate its lease with 60 days’ notice.

(5)	Marshalls has taken possession of its space and has begun paying rent but has not yet completed the build-out of its space. The build-out is expected to be completed in October 2019. We cannot assure you that this tenant will complete its build-out as anticipated or at all.

(6)	Truck Hero has the right to terminate its lease as of July 31, 2024 with 12 months’ notice and payment of a termination fee.

(7)	Ocala Eye has the right to terminate its lease as of October 31, 2028 with 60 days’ notice and payment of a termination fee.

(8)	Shuckin Shack (3,219 SF) and Eggs Up Grill (2,814 SF) have executed leases but have not taken occupancy or begun paying rent. Shuckin Shack and Eggs Up Grill are expected to take occupancy in December 2019 and begin paying rent in May 2020. We cannot assure you that these tenants will take occupancy or begin paying rent as anticipated or at all.

The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at the Market Street at Heath Brook property:

Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Tenant Sales $ per SF(2)	Occupancy Cost	Lease Expiration	Renewal / Extension Options
Great American Insurance	NR / NR / NR	25,668	6.5%	$513,360	12.6%	$20.00	NA	NA	8/31/2023	NA
Ocala Eye(3)	NR / NR / NR	18,600	4.7	409,200	10.1	22.00	NA	NA	9/30/2033	NA
Truck Hero(4)	NR / NR / NR	18,723	4.8	230,293	5.7	12.30	NA	NA	6/1/2029	NA
Dick’s Sporting Goods	NR / NR / NR	52,000	13.2	188,603	4.6	3.63	$172	2.1%	1/31/2024	3, 5-year options
Ulta Cosmetics	NR / NR / NR	10,021	2.5	175,368	4.3	17.50	NA	NA	2/28/2030	2, 5-year options
MiMi’s Café	NR / NR / NR	6,674	1.7	157,284	3.9	23.57	NA	NA	3/31/2028	2, 5-year options
Panera Break Co.	NR / NR / NR	4,500	1.1	156,288	3.8	34.73	$564	6.2%	5/31/2023	2, 5-year options
Webster University	NR / NR / NR	5,877	1.5	149,864	3.7	25.50	NA	NA	2/28/2022	NA
Home Goods	NR / NR / NR	22,445	5.7	145,893	3.6	6.50	NA	NA	8/31/2027	4, 5-year options
Barnes & Noble(5)	NR / NR / NR	27,228	6.9	142,387	3.5	5.23	$174	3.0%	3/31/2024	1, 5-year option
Largest Owned Tenants		191,736	48.7%	$2,268,539	55.8%	$11.83
Remaining Owned Tenants(6)		136,754	34.7	1,800,240	44.2	13.16
Vacant Spaces (Owned Space)		65,554	16.6	0	0.0	0.00
Total / Wtd. Avg. Tenants		394,044	100.0%	$4,068,779	100.0%	$12.39

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Tenant Sales $ per SF are as of July 31, 2019.

(3)	Ocala Eye has the right to terminate its lease as of October 31, 2028 with 60 days’ notice and payment of a termination fee.

(4)	Truck Hero has the right to terminate its lease as of July 31, 2024 with 12 months’ notice and payment of a termination fee.

(5)	Barnes & Noble has the ongoing right to terminate its lease with 60 days’ notice.

(6)	Marshalls (21,252), Shuckin Shack (3,219 SF) and Eggs Up Grill (2,814 SF) each have executed leases but have not taken occupancy or begun paying rent. Marshalls has taken possession of its space and has begun paying rent but has not yet completed the build-out of its space. The build-out is expected to be completed in October 2019. We cannot assure you that this tenant will complete its build-out as anticipated or at all. Shuckin Shack and Eggs Up Grill are expected to take occupancy in December 2019 and begin paying rent in May 2020. We cannot assure you that these tenants will take occupancy or begin paying rent as anticipated or at all.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #12: Market Street at Heath Brook

The following table presents certain information relating to the lease rollover schedule at the Market Street at Heath Brook property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December, 31		% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
	Expiring Owned GLA
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	1,471	0.4	0.4%	32,997	0.8	$22.43	2
2021	15,420	3.9	4.3%	214,476	5.3	$13.91	5
2022	24,824	6.3	10.6%	322,073	7.9	$12.97	4
2023	45,353	11.5	22.1%	777,188	19.1	$17.14	3
2024	90,346	22.9	45.0%	462,054	11.4	$5.11	5
2025	12,825	3.3	48.3%	202,128	5.0	$15.76	3
2026	7,948	2.0	50.3%	119,220	2.9	$15.00	1
2027	38,358	9.7	60.0%	427,346	10.5	$11.14	4
2028	14,701	3.7	63.8%	336,058	8.3	$22.86	3
2029(2)	48,623	12.3	76.1%	590,671	14.5	$12.15	5
2030 & Thereafter	28,621	7.3	83.4%	584,568	14.4	$20.42	2
Vacant	65,554	16.6	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	394,044	100.0%		$4,068,779	100.0%	$12.39	37

(1)	Calculated based on the approximate square footage occupied by each owned tenant.

(2)	Includes Marshalls (21,252), Shuckin Shack (3,219 SF) and Eggs Up Grill (2,814 SF) who have executed leases but have not taken occupancy or begun paying rent. Marshalls has taken possession of its space and has begun paying rent but has not yet completed the build-out of its space. The build-out is expected to be completed in October 2019. We cannot assure you that this tenant will complete its build-out as anticipated or at all. Shuckin Shack and Eggs Up Grill are expected to take occupancy in December 2019 and begin paying rent in May 2020. We cannot assure you that these tenants will take occupancy or begin paying rent as anticipated or at all.

The following table presents certain information relating to historical leasing at the Market Street at Heath Brook property:

Historical Leased %(1)

2017	2018	As of 7/10/2019
62.9%	73.2%	83.4%

(1)	Represents the average annual occupancy as of December 31 for each respective year unless otherwise indicated.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #12: Market Street at Heath Brook

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Market Street at Heath Brook property:

Cash Flow Analysis(1)

				Underwritten
	2017	2018	Underwritten(2)	$ per SF
In-Place Base Rent	$2,636,468	$4,432,142	$4,068,779	$10.33
Contractual Rent Steps	0	0	20,371	0.05
Overage / Percentage Rent	63,541	62,451	48,980	0.12
Total Reimbursement Revenue	401,561	482,406	864,310	2.19
Market Revenue from Vacant Units	0	0	1,452,176	$3.69
Other Revenue	39,279	29,808	29,808	0.08
Vacancy Loss	(31,955)	(1,415,687)	(1,452,176)	(3.69)
Effective Gross Revenue	$3,108,894	$3,591,119	$5,032,247	$12.77

Real Estate Taxes	$364,238	$342,034	$558,610	$1.42
Insurance	121,443	128,038	122,878	$0.31
Management Fee	144,000	145,168	201,290	0.51
Other Operating Expenses	1,327,154	1,226,772	1,082,351	$2.75
Total Operating Expenses	$1,956,835	$1,842,012	$1,965,129	$4.99

Net Operating Income	$1,152,059	$1,749,107	$3,067,118	$7.78
Tenant Improvements	0	0	72,840	0.18
Leasing Commissions	0	0	72,840	0.18
Replacement Reserves	0	0	77,474	0.20
Net Cash Flow	$1,152,059	$1,749,107	$2,843,964	$7.22

Occupancy	62.9%	73.2%	83.4%
NOI Debt Yield	4.1%	6.3%	11.0%
NCF DSCR	0.76x	1.16x	1.89x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of July 10, 2019 and contractual rent steps taken through October 31, 2020.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #13: 222 Kearny Street

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	San Francisco, California	Cut-off Date Balance(2)		$23,750,000
Property Type	Office	Cut-off Date Balance per SF(1)		$320.51
Size (SF)	148,199	Percentage of Initial Pool Balance		2.5%
Total Occupancy as of 7/1/2019	91.2%	Number of Related Mortgage Loans		None
Owned Occupancy as of 7/1/2019	91.2%	Type of Security	Fee Simple / Leasehold
Year Built / Latest Renovation	1908, 1987 / 1986, 2019	Mortgage Rate		3.3000%
Appraised Value	$74,750,000	Original Term to Maturity (Months)		120
Appraisal Date	7/12/2019	Original Amortization Term (Months)		NAP
Borrower Sponsors	GEM Realty Evergreen Fund, L.P., GEM Realty Evergreen Fund PF-NM, L.P. and Flynn Properties, Inc.	Original Interest Only Period (Months)		120
Property Management	Flynn Properties Inc.	First Payment Date		10/6/2019
		Maturity Date		9/6/2029

Underwritten Revenues	$11,260,106
Underwritten Expenses	$5,865,470	Escrows
Underwritten Net Operating Income (NOI)	$5,394,636		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,154,169	Taxes	$0	$112,244
Cut-off Date LTV Ratio(1)	63.5%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	63.5%	Replacement Reserve(3)	$37,050	$0
DSCR Based on Underwritten NOI / NCF(1)	3.39x / 3.24x	TI/LC(4)	$222,299	$0
Debt Yield Based on Underwritten NOI / NCF(1)	11.4%/ 10.9%	Other(5)	$336,761	$122,593

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$47,500,000	63.1%	Purchase Price	$74,500,000	98.9%
Principal’s New Cash Contribution	27,825,561	36.9	Reserves	596,109	0.8
			Origination Costs	229,452	0.3

Total Sources	$75,325,561	100.0%	Total Uses	$75,325,561	100.0%

(1)	Calculated based on the aggregate outstanding balance of the 222 Kearny loan combination.

(2)	The Cut-off Date Balance of $23,750,000 represents the non-controlling note A-2 of a $47,500,000 loan combination evidenced by two pari passu notes.

(3)	The replacement reserve is subject to a cap of $37,050.

(4)	The TI/LC reserve is subject to a cap of $222,299.

(5)	Other reserves consist of upfront unfunded obligations reserve ($336,761) for Wan Der Hout, Brigagliano and WeWork, and ongoing ground rent reserve ($122,593).

The table below summarizes the promissory notes that comprise the 222 Kearny Street loan combination. The relationship between the holders of the 222 Kearny Street loan combination is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Loan Combinations—The Outside Serviced Pari Passu Loan Combinations” in the Preliminary Prospectus.

Loan Combination Summary

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece

Note A-1	$23,750,000	$23,750,000	GSMS 2019-GC42	Yes
Note A-2	23,750,000	23,750,000	CGCMT 2019-GC43	No
Total	$47,500,000	$47,500,000

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #13: 222 Kearny Street

The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at the 222 Kearny Street property:

Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Kimpton Hotel & Restaurant	NR / NR / NR	24,737	16.7%	$1,781,869	18.1%	$72.03	6/30/2021	NA
WeWork	NR / NR / NR	17,732	12.0	1,454,024	14.8	82.00	10/31/2033	NA
Ethos Lending, LLC(2)	NR / NR / NR	14,826	10.0	1,109,403	11.3	74.83	4/30/2024	NA
Rev.com, Inc.	NR / NR / NR	8,285	5.6	668,006	6.8	80.63	7/31/2023	NA
Inscape Data, Inc.	NR / NR / NR	8,731	5.9	593,533	6.0	67.98	7/31/2020	NA
BTS USA, Inc.	NR / NR / NR	7,500	5.1	565,575	5.8	75.41	9/30/2023	NA
Van Der Hout, Brigagliano	NR / NR / NR	8,180	5.5	530,800	5.4	64.89	12/31/2022	NA
Chart.Io, Inc.	NR / NR / NR	7,469	5.0	522,975	5.3	70.02	9/30/2020	NA
Hotwire Public Relations Gro	NR / NR / NR	5,306	3.6	400,051	4.1	75.40	2/28/2022	NA
Flight Centre Travel Group	NR / NR / NR	5,301	3.6	388,101	3.9	73.21	11/30/2023	NA
Largest Owned Tenants		$108,067	72.9%	$8,014,337	81.5%	$74.16
Remaining Owned Tenants		27,067	18.3	1,815,263	18.5	67.07
Vacant Spaces (Owned Space)		13,065	8.8	0	0.0	0.00
Total / Wtd. Avg. Tenants		148,199	100.0%	$9,829,600	100.0%	$72.74

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Ethos Lending, LLC subleases approximately 8,903 SF of its space to AfterPay for approximately $78 per SF.

The following table presents certain information relating to the lease rollover schedule at the 222 Kearny Street property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending 12/31/2019	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	21,294	14.4	14.4%	1,477,780	15.0	$69.40	4
2021	29,673	20.0	34.4%	2,044,395	20.8	$68.90	2
2022	16,309	11.0	45.4%	1,144,396	11.6	$70.17	4
2023	26,493	17.9	63.3%	1,999,217	20.3	$75.46	5
2024	21,055	14.2	77.5%	1,505,477	15.3	$71.50	2
2025	1,912	1.3	78.8%	132,992	1.4	$69.56	1
2026	666	0.4	79.2%	71,320	0.7	$107.09	1
2027	0	0.0	79.2%	0	0.0	$0.00	0
2028	0	0.0	79.2%	0	0.0	$0.00	0
2029	0	0.0	79.2%	0	0.0	$0.00	0
2030 & Thereafter	17,732	12.0	91.2%	1,454,024	14.8	$82.00	1
Vacant	13,065	8.8	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	148,199	100.0%		$9,829,600	100.0%	$72.74	20

(1)	Calculated based on the approximate square footage occupied by each collateral tenant.

The following table presents certain information relating to historical leasing at the 222 Kearny property:

Historical Leased %(1)(2)

2017	2018(3)	As of 3/31/2019	As of 7/1/2019
83.1%	NAV	82.8%	91.2%

(1)	Represents the average annual occupancy as of December 31 for each respective year unless otherwise indicated.

(2)	Based on the underwritten rent roll dated June 1, 2019.

(3)	The 222 Kearny property was acquired in late 2018 and historical occupancy figures for 2018 were not available.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #13: 222 Kearny Street

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 222 Kearny property:

Cash Flow Analysis(1)

	2017	2018	TTM 3/31/2019	Underwritten(2)	Underwritten $ per SF
Base Rent	$7,082,742	$7,667,925	$8,497,457	$9,829,600	$66.33
Contractual Rent Steps	0	0	0	0	0
Vacant Income	0	0	0	1,045,199	7.05
Reimbursements	1,011,655	722,447	782,767	999,525	6.74
Other Income	456,204	425,264	426,077	430,980	$2.91
Vacancy & Credit Loss	0	0	0	(1,045,199)	(7.05)
Effective Gross Income	$8,550,600	$8,815,636	$9,706,301	$11,260,106	$75.98

Real Estate Taxes	1,028,290	1,117,767	1,482,890	1,829,891	12.35
Insurance	94,686	99,928	76,938	137,203	0.93
Management Fee	257,579	239,426	262,829	337,803	2.28
Other Operating Expenses	3,314,651	3,192,870	3,186,914	3,560,573	24.03
Total Operating Expenses	$4,695,206	$4,649,992	$5,009,571	$5,865,470	$39.58

Net Operating Income	$3,855,394	$4,165,644	$4,696,730	$5,394,636	$36.40
TI/LC	0	0	0	203,417	1.37
Replacement Reserves	0	0	0	37,050	0.25
Net Cash Flow	$3,855,394	$4,165,644	$4,696,730	$5,154,169	$34.78

Occupancy	83.1%	NAV(3)	82.8%	91.2%
NOI Debt Yield(4)	8.1%	8.8%	9.9%	11.4%
NCF DSCR(4)	2.43x	2.62x	2.96x	3.24x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of July 1, 2019 and contractual rent steps taken through August 31, 2020.

(3)	The 222 Kearny property was acquired in late 2018 and historical occupancy figures for 2018 were not available.

(4)	Calculated based on the aggregate outstanding balance of the 222 Kearny loan combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #14: Anthem Highlands Shopping Center

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Henderson, Nevada	Cut-off Date Balance		$22,540,000
Property Type	Retail	Cut-off Date Balance per SF		$190.03
Size (SF)	118,613	Percentage of Initial Pool Balance		2.4%
Total Occupancy as of 9/19/2019(1)	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 9/19/2019(1)	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2006 / NAP	Mortgage Rate		3.2500%
Appraised Value	$40,800,000	Original Term to Maturity (Months)		120
Appraisal Date	8/1/2019	Original Amortization Term (Months)		NAP
Borrower Sponsors	Tracy Dean Nakazaki, Robin Chris Nakazaki, Nakazaki 2005 Family Trust and Nakazaki 1995 Family Trust	Original Interest Only Period (Months)		120
Property Management	Gatski Commercial Real Estate Services	First Payment Date		11/6/2019
		Maturity Date		10/6/2029

Underwritten Revenues	$2,659,205
Underwritten Expenses	$508,226	Escrows
Underwritten Net Operating Income (NOI)	$2,150,979		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,083,139	Taxes	$29,746	$3,718
Cut-off Date LTV Ratio	55.2%	Insurance	$2,469	$2,469
Maturity Date LTV Ratio	55.2%	Replacement Reserve	$0	$2,169
DSCR Based on Underwritten NOI / NCF	2.90x / 2.80x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	9.5% / 9.2%	Other(2)	$140,702	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$22,540,000	55.5%	Purchase Price	$40,250,000	99.2%
Sponsor Equity	18,050,460	44.5	Reserves	172,916	0.4
			Origination Costs	167,543	0.4

Total Sources	$40,590,460	100.0%	Total Uses	$40,590,460	100.0%

(1)	Total Occupancy and Owned Occupancy include two tenants: Anthem Physical Therapy (Synergy) (2,800 SF) and Chase Bank (2,390 SF) that have executed leases but have not taken occupancy or begun paying rent. Anthem Physical Therapy (Synergy) is expected to take occupancy in December 2019 and begin paying rent in February 2020. Chase Bank is expected to take occupancy in November 2019 and begin paying rent in March 2020. We cannot assure you that these tenants will take occupancy or begin paying rent as anticipated or at all.

(2)	Other Upfront reserves consist of $140,702 for an unfunded obligations reserve for various tenants.

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Anthem Highlands Shopping Center property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	UW Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Renewal / Extension Options
Anchors
Albertsons(2)	NR / NR / NR	53,963	45.5%	Yes	$556,007	$10.30	1/31/2027	8, 5-year options
Total Anchors		53,963	45.5%

Junior Anchor(3)
CVS Pharmacy(4)	NR / NR / NR	15,000	12.6%	Yes	$255,566	$17.04	10/31/2026	8, 5-year options
Total Junior Anchors		15,000	12.6%

Occupied In-line(5)		49,650	41.9%	Yes	$1,914,037	$38.55
Occupied Outparcel(6)		0	0.0	No	$11,085	$0.00
Vacant Owned Spaces		0	0.0	NAP	$0	$0.00

Total Owned SF		118,613	100.0%
Total SF		118,613	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	The parcel leased by Albertsons is subject to a ground lease between the borrower, as ground lessor, and ValueRock Bicentennial Properties, LLC, as ground lessee, who subleases the parcel to Albertsons. UW Base Rent represents the annual base rent payable under a ground lease between the borrower and ValueRock Bicentennial Properties, LLC, who subleases the parcel to Albertsons.

(3)	Occupied junior anchor includes one tenant.

(4)	The parcel leased by CVS Pharmacy is subject to a ground lease between the borrower, as ground lessor, and Henderson X1, LLC and Henderson X2, LLC, as ground lessees, who subleases the parcel to CVS Pharmacy. UW Base Rent represents the annual base rent payable under a ground lease between the borrower and Henderson X1, LLC and Henderson X2, LLC, who sublease the parcel to CVS Pharmacy.

(5)	Includes Anthem Physical Therapy (Synergy) (2,800 SF) and Chase Bank (2,390 SF) who have executed leases but have not taken occupancy or begun paying rent. Anthem Physical Therapy (Synergy) is expected to take occupancy in December 2019 and begin paying rent in February 2020. Chase Bank is expected to take occupancy in November 2019 and begin paying rent in March 2020. We cannot assure you that these tenants will take occupancy or begin paying rent as anticipated or at all.

(6)	Occupied Outparcel includes one tenant that is not part of the collateral

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #14: Anthem Highlands Shopping Center

The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at the Anthem Highlands Shopping Center property:

Largest Owned Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Tenant Sales $ per SF	Occupancy Cost	Lease Expiration	Renewal / Extension Options
Albertsons(2)	NR / NR / NR	53,963	45.5%	$418,000	18.8%	$7.75	NA	NA	1/31/2027	8, 5-year options
Bank of America	NR / NR / NR	4,750	4.0	219,520	9.9	46.21	NA	NA	9/30/2026	4, 5-year options
Wells Fargo	NR / NR / NR	5,500	4.6	215,600	9.7	39.20	NA	NA	12/31/2026	4, 4-year options
CVS Pharmacy(3)	NR / NR / NR	15,000	12.6	209,000	9.4	13.93	NA	NA	10/31/2026	8, 5-year options
Anytime Fitness	NR / NR / NR	3,675	3.1	83,748	3.8	22.79	NA	NA	6/30/2023	1, 5-year option
Anthem Physical Therapy (Synergy)(4)	NR / NR / NR	2,800	2.4	67,788	3.1	24.21	NA	NA	1/31/2025	NA
Chase Bank(5)	NR / NR / NR	2,390	2.0	64,530	2.9	27.00	NA	NA	7/31/2029	4, 5-year options
New Day Café	NR / NR / NR	2,500	2.1	62,466	2.8	24.99	NA	NA	10/31/2021	1, 5-year option
Al Philips the Cleaner	NR / NR / NR	1,800	1.5	59,772	2.7	33.21	NA	NA	2/28/2021	NA
Leslie’s Swimming Pool Supplies	NR / NR / NR	2,500	2.1	51,396	2.3	20.56	NA	NA	12/31/2023	NA
Largest Owned Tenants		94,878	80.0%	$1,451,819	65.4%	$15.30
Remaining Tenants		23,735	20.0	767,108	34.6	32.32
Vacant		0	0.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		118,613	100.0%	$2,218,927	100.0%	$18.71

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	The parcel leased by Albertsons is subject to a ground lease between the borrower, as ground lessor, and ValueRock Bicentennial Properties, LLC, as ground lessee, who subleases the parcel to Albertsons. UW Base Rent represents the annual base rent payable under a ground lease between the borrower and ValueRock Bicentennial Properties, LLC.

(3)	The parcel leased by CVS Pharmacy is subject to a ground lease between the borrower, as ground lessor, and Henderson X1, LLC and Henderson X2, LLC, as ground lessee, who subleases the parcel to CVS Pharmacy. UW Base Rent represents the annual base rent payable under a ground lease between the borrower and Henderson X1, LLC and Henderson X2, LLC.

(4)	Anthem Physical Therapy (Synergy) has executed its lease but has not taken occupancy or begun paying rent. Anthem Physical Therapy (Synergy) is expected to take occupancy in December 2019 and begin paying rent in February 2020. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

(5)	Chase Bank has executed its lease but has not taken occupancy or begun paying rent. Chase Bank is expected to take occupancy in November 2019 and begin paying rent in March 2020. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

The following table presents certain information relating to the lease rollover schedule at the Anthem Highlands Shopping Center property, based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2019	0	0.0	0.0%	0	0.0	$0.00	0
2020	0	0.0	0.0%	0	0.0	$0.00	0
2021	7,400	6.2	6.2%	210,090	9.5	$28.39	4
2022	7,370	6.2	12.5%	255,603	11.5	$34.68	5
2023	10,895	9.2	21.6%	266,004	12.0	$24.42	5
2024	3,770	3.2	24.8%	119,081	5.4	$31.59	3
2025(2)	4,275	3.6	28.4%	110,028	5.0	$25.74	2
2026	25,250	21.3	49.7%	644,120	29.0	$25.51	3
2027	55,663	46.9	96.6%	482,788	21.8	$8.67	2
2028	1,600	1.3	98.0%	66,684	3.0	$41.68	1
2029(3)	2,390	2.0	100.0%	64,530	2.9	$27.00	1
2030 & Thereafter	0	0.0	100.0%	$0	0.0	$0.00	0
Vacant	0	0.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	118,613	100.0%		$2,218,927	100.0%	$18.71	26

(1)	Calculated based on the approximate square footage occupied by each owned tenant.

(2)	Includes Anthem Physical Therapy (Synergy) (2,800 SF) who has executed its lease but have not taken occupancy or begun paying rent. Anthem Physical Therapy (Synergy) is expected to take occupancy in December 2019 and begin paying rent in February 2020. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

(3)	Includes Chase Bank (2,390 SF) who has executed its lease but have not taken occupancy or begun paying rent. Chase Bank is expected to take occupancy in November 2019 and begin paying rent in March 2020. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #14: Anthem Highlands Shopping Center

The following table presents certain information relating to historical leasing at the Anthem Highlands Shopping Center property:

Historical Leased %(1)

2017	2018	As of 9/19/2019
100.0%	96.9%	100.0%

(1)	Represents the average annual occupancy as of December 31 for each respective year unless otherwise indicated.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Anthem Highlands Shopping Center property:

Cash Flow Analysis(1)

	2017	2018	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,958,233	$2,085,693	$2,218,927	$18.71
Contractual Rent Steps	0	0	42,668	0.36
Other Rental Revenue	6,600	6,600	0	0.00
Total Reimbursement Revenue	425,624	506,664	517,769	4.37
Other Revenue	9,471	7,719	19,800	0.17
Gross Revenue	$2,399,928	$2,606,676	$2,799,163	$23.60
Vacancy Loss	0	0	(139,958)	(1.18)
Effective Gross Revenue	$2,399,928	$2,606,676	$2,659,205	$22.42

Real Estate Taxes	126,544	130,182	139,237	1.17
Insurance	13,345	9,608	29,624	0.25
Utilities	125,174	117,727	132,300	1.12
Repairs & Maintenance	99,485	102,941	108,980	0.92
Management Fee	98,244	105,236	93,072	0.78
Payroll	0	0	1,920	0.02
Other Expenses	13,531	4,790	3,093	0.03
Total Operating Expenses	$476,323	$470,484	$508,226	$4.28

Net Operating Income	$1,923,605	$2,136,192	$2,150,979	$18.13
TI/LC	0	0	57,990	0.49
Replacement Reserves	0	0	9,850	0.08
Net Cash Flow	$1,923,605	$2,136,192	$2,083,139	$17.56

Occupancy	100.0%	96.9%	100.0%
NOI Debt Yield	8.5%	9.5%	9.5%
NCF DSCR	2.59x	2.88x	2.80x

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of September 19, 2019 and contractual rent steps taken through November 30, 2020.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

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LOAN #15: RIVERTOWNE COMMONS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		CREFI
Location (City/State)	Oxon Hill, Maryland	Cut-off Date Balance(2)		$21,000,000
Property Type	Retail	Cut-off Date Balance per SF(1)		$171.74
Size (SF)	384,304	Percentage of Initial Pool Balance		2.2%
Total Occupancy as of 9/4/2019	97.0%	Number of Related Mortgage Loan		None
Owned Occupancy as of 9/4/2019	97.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1987 / NAP	Mortgage Rate		3.69000%
Appraised Value	$106,000,000	Original Term to Maturity (Months)		120
Appraisal Date	7/10/2019	Original Amortization Term (Months)		NAP
Borrower Sponsor	Daniel Massry and Saul Tawil	Original Interest Only Period (Months)		120
		First Payment Date		11/6/2019
Property Management	WRGUSA, LLC	Maturity Date		10/6/2029

Underwritten Revenues	$8,355,800
Underwritten Expenses	$2,552,434	Escrows
Underwritten Net Operating Income (NOI)	$5,803,365		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,514,400	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	62.3%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	62.3%	Replacement Reserve	$0	$7,046
DSCR Based on Underwritten NOI / NCF(1)	2.35x / 2.23x	TI/LC(3)	$0	$12,500
Debt Yield Based on Underwritten NOI / NCF(1)	8.8% / 8.4%	Other	$9,375	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Combination Amount	$66,000,000	100.0%	Loan Payoff	$49,901,891	75.6%
			Principal Equity Distribution	$13,851,831	21.0%
			Closing Costs	$2,236,903	3.4%
			Reserves	$9,375	0.0%
Total Sources	$66,000,000	100.0%	Total Uses	$66,000,000	100.0%

(1)	Calculated based on the aggregate outstanding balance of the Rivertowne Commons loan combination.

(2)	The Cut-off Date Balance of $21,000,000 represents the non-controlling note A-2 of the $66,000,000 Rivertowne Commons loan combination evidenced by two pari passu notes.

(3)	The TI/LC reserve is subject to a cap of $1,050,000.

The Rivertowne Commons Loan Combination Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$45,000,000	$45,000,000	Benchmark 2019-B13	Yes
A-2	$21,000,000	$21,000,000	CGCMT 2019-GC43	No
Total	$66,000,000	$66,000,000

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #15: Rivertowne Commons

The following table presents certain information relating to the major tenants (of which certain tenants may have co-tenancy provisions) at the Rivertowne Commons property:

Largest Owned Tenants Based on Underwritten Base Rent(1)

Tenant Name	Credit Rating (Fitch/MIS/S&P)(2)	Tenant GLA	% of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(3)	UW Base Rent $ per SF(3)	Lease Expiration	Renewal / Extension Options
Target	A- / A2 / A	84,640	22.0%	$757,704	12.7%	$8.95	1/31/2035	9, 5-year options
Safeway(4)	NR / B3 / B+	49,035	12.8	490,350	8.2	$10.00	10/31/2022	4, 5-year options
AMC Theatres	NR / NR / NR	37,560	9.8	448,260	7.5	$11.93	4/30/2030	3, 5-year options
Staples	NR / B1 / B+	24,000	6.2	317,040	5.3	$13.21	5/31/2022	3, 5-year options
Ross Dress for Less	NR / A2 / A-	25,069	6.5	250,690	4.2	$10.00	1/31/2024	4, 5-year options
Flaming Grill Buffet	NR / NR / NR	10,039	2.6	247,361	4.1	$24.64	12/9/2022	2, 5-year options
Beyond Beauty DMV, Inc.	NR / NR / NR	11,172	2.9	245,784	4.1	$22.00	1/31/2025	2, 5-year options
CVS	NR / Baa2 /BBB	12,400	3.2	178,303	3.0	$14.38	9/30/2022	1, 5-year option
Salon Plaza II	NR / NR / NR	9,000	2.3	162,000	2.7	$18.00	11/7/2024	1, 4-year option
Dollar Tree Stores, Inc.	NR / Baa3 / BBB-	11,407	3.0	159,698	2.7	$14.00	1/31/2025	1, 5-year option
Largest Owned Tenants		274,322	71.4%	$3,257,190	54.6%	$11.87
Remaining Owned Tenants		98,323	25.6%	2,712,547	45.4	27.59
Vacant		11,659	3.0	0	0.0	0.00
Total / Wtd. Avg. All Owned Tenants		384,304	100.0%	$5,969,737	100.0%	$16.02

(1)	Based on the underwritten rent roll dated September 4, 2019.

(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(3)	Includes the present value of rent steps for Target Corporation ($80,584) and contractual rent steps through August 18, 2020 ($89,621).

(4)	Safeway is able to terminate its lease by giving the landlord 9 months’ written notice under the then-current term of its lease.

The following table presents certain information relating to the lease rollover schedule at the Rivertowne Commons property, based on initial lease expiration dates:

Lease Expiration Schedule(1)(2)

Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent(3)	% of Total UW Base Rent(2)	UW Base Rent $ per SF(2)	# of Expiring Leases
MTM	1,388	0.4%	0.4%	$53,148	0.9%	$38.29	1
2019	0	0.0	0.4%	$0	0.0	$0.00	0
2020	8,453	2.2	2.6%	$201,750	3.4	$23.87	4
2021	14,160	3.7	6.2%	$356,658	6.0	$25.19	4
2022	109,786	28.6	34.8%	$1,763,554	29.5	$16.06	10
2023	14,799	3.9	38.7%	$465,257	7.8	$31.44	5
2024	37,075	9.6	48.3%	$560,489	9.4	$15.12	4
2025	35,013	9.1	57.4%	$695,696	11.7	$19.87	7
2026	10,018	2.6	60.0%	$179,362	3.0	$17.90	2
2027	6,238	1.6	61.7%	$139,902	2.3	$22.43	1
2028	6,620	1.7	63.4%	$133,163	2.2	$20.12	2
2029	6,895	1.8	65.2%	$214,794	3.6	$31.15	2
2030 & Thereafter	122,200	31.8	97.0%	$1,205,964	20.2	$9.87	2
Vacant	11,659	3.0	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	384,304	100.0%		$5,969,737	100.0%	$16.02	44

(1)	Based on the underwritten rent roll dated September 4, 2019.

(2)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.

(3)	Includes the present value of rent steps for Target Corporation ($80,584) and contractual rent steps through August 18, 2020 ($89,621).

The following table presents certain information relating to historical leasing at the Rivertowne Commons property:

Historical Leased %(1)

2016	2017	2018	As of 9/4/2019(2)
100.0%	99.8%	99.0%	97.0%

(1)	Represents the average annual occupancy as of December 31 for each respective year unless otherwise indicated.

(2)	Based on the underwritten rent roll dated September 4, 2019.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.

LOAN #15: Rivertowne Commons

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Rivertowne Commons property:

Cash Flow Analysis(1)

	2016	2017	2018	TTM 6/30/2019	Underwritten	Underwritten $ per SF
Base Rent	$5,671,190	$5,777,108	$5,996,566	$5,393,490	$5,799,532	$15.09
Contractual Rent Steps(2)	$0	$0	$0	$0	$170,205	$0.44
Vacant Income	$0	$0	$0	$0	$368,865	$0.96
Reimbursements	$1,902,673	$2,069,101	$2,083,554	$1,984,646	$2,236,926	$5.82
Other Income(3)	$163,076	$194,477	$176,212	$168,742	$159,936	$0.42
Vacancy & Credit Loss(4)	$0	$0	$0	$0	($379,665)	($0.99)
Effective Gross Income	$7,736,939	$8,040,686	$8,256,332	$7,546,879	$8,355,800	$21.74

Real Estate Taxes	$853,623	$924,386	$948,194	$948,194	$979,110	$2.55
Insurance	$48,685	$58,819	$47,526	$101,243	$97,438	$0.25
Management Fee	$387,118	$405,434	$412,975	$377,686	$334,232	$0.87
Other Operating Expenses	$877,579	$1,024,466	$1,051,435	$1,125,521	$1,141,654	$2.97
Total Operating Expenses	$2,167,005	$2,413,105	$2,460,130	$2,552,644	$2,552,434	$6.64

Net Operating Income	$5,569,934	$5,627,581	$5,796,202	$4,994,234	$5,803,365	$15.10
TI/LC	$0	$0	$0	$0	$204,419	$0.53
Replacement Reserves	$0	$0	$0	$0	$84,547	$0.22
Net Cash Flow	$5,569,934	$5,627,581	$5,796,202	$4,994,234	$5,514,400	$14.35

Occupancy	100.0%	99.8%	99.0%	97.0%	95.6%(4)
NOI Debt Yield(5)	8.4%	8.5%	8.8%	7.6%	8.8%
NCF DSCR(5)	2.26x	2.28x	2.35x	2.02x	2.23X

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Represents the present value of rent steps for Target Corporation ($80,584) and contractual rent steps through August 18, 2020 ($89,621).

(3)	Other Income includes percentage rent.

(4)	Represents an underwritten economic vacancy of 4.4%.

(5)	Debt metrics calculated based on the Rivertowne Commons loan combination.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-228597) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., Academy Securities Inc., Drexel Hamilton, LLC or any other underwriter or dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-831-9146.